UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02383

AB BOND FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Stephen M. Woetzel

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2023

Date of reporting period: October 31, 2023

ITEM 1.	REPORTS TO STOCKHOLDERS.

OCT    10.31.23

ANNUAL REPORT

AB ALL MARKET REAL RETURN PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB All Market Real Return Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 1

ANNUAL REPORT

December 11, 2023

This report provides management’s discussion of fund performance for the AB All Market Real Return Portfolio for the annual reporting period ended October 31, 2023.

The Fund’s investment objective is to maximize real return over inflation.

NAV RETURNS AS OF October 31, 2023 (unaudited)

	6 Months	12 Months

AB ALL MARKET REAL RETURN PORTFOLIO

Class 1 Shares[1]	-4.90%	-1.36%

Class 2 Shares[1]	-4.76%	-1.04%

Class A Shares	-4.90%	-1.37%

Class C Shares	-5.36%	-2.15%

Advisor Class Shares[2]	-4.80%	-1.25%

Class R Shares[2]	-5.10%	-1.77%

Class K Shares[2]	-4.97%	-1.52%

Class I Shares[2]	-4.75%	-1.09%

Class Z Shares[2]	-4.74%	-1.08%

MSCI AC World Commodity Producers Index (net)	-2.67%	2.78%

1

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to the Adviser’s institutional clients or through other limited arrangements.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its benchmark, the Morgan Stanley Capital International All Country (“MSCI AC”) World Commodity Producers Index (net), for the six- and 12-month periods ended October 31, 2023.

All share classes of the Fund underperformed the benchmark for both periods before sales charges. For the 12-month period, the strategic allocation detracted overall relative to the benchmark, as real estate, infrastructure, future natural resources and commodity futures underperformed commodity producers. This underperformance was partially offset by our strategic allocation to inflation-sensitive equities, which contributed. Security selection within commodity equities and real estate was positive, while selection within inflation-sensitive equities was negative. The Fund’s tactical

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underweight to future natural resources and the tactical management of commodity futures contributed, while our modest underweight to commodity producers detracted.

During the six-month period, the strategic allocation detracted overall, as real estate, infrastructure, and future natural resource equities underperformed commodity producers. Security selection within real estate and inflation-sensitive equities contributed. With respect to tactical asset allocation decisions, the Fund’s underweight allocation to real estate and infrastructure, as well as the overweight allocation to inflation-sensitive equities have been additive. In contrast, the Fund’s tactical management of commodity futures detracted.

The Fund used derivatives for hedging and investment purposes in the form of futures and total return swaps, which detracted from absolute returns for both periods, while currency forwards and inflation swaps added for both periods.

MARKET REVIEW AND INVESTMENT STRATEGY

Over the 12-month period ended October 31, 2023, both US and international stocks have risen, while emerging-market stocks have declined. Aggressive central bank tightening, led by the US Federal Reserve, pressured global equity markets. However, stocks rallied amid signs of easing inflation and as central banks began to pause rate hikes. The collapse of select US regional banks, China’s faltering economic recovery, and concerns over a broadening United Auto Workers strike and a looming US government shutdown later in the year weighed on results. Stronger-than-expected third-quarter economic growth supported the Fed’s commitment to higher-for-longer rates, which triggered a rapid rise in bond yields, especially the 10-year US Treasury note, which briefly crossed the 5% threshold for the first time in 16 years. Headwinds from higher Treasury yields, conflict in the Middle East, and mixed third-quarter earnings weighed on investor sentiment globally. Over the six-month period, US stocks rose, while international and emerging-market stocks declined. Global markets experienced bouts of volatility as central banks, led by the US Federal Reserve, paused rate hikes. China’s faltering economic recovery, concern over a broadening United Auto Workers strike, and the looming risk of a US government shutdown later in the year weighed on results. As the period ended, equity markets rallied, led by a rebound in technology shares and earnings surprises across a range of sectors in the US. Within large-cap markets, growth stocks, supported by the technology sector and artificial intelligence optimism, rose and significantly outperformed value stocks, which declined. Large-cap stocks rose and outperformed small-cap stocks, which declined, by a wide margin.

Inflation assets were broadly negative over both periods ended October 31, 2023. Real estate, as measured by the FTSE EPRA NAREIT Global Index, fell over both periods, as a result of headwinds related to

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 3

concerns regarding a slowdown in growth amid restrictive monetary policy. Infrastructure was negative over both periods. Commodity futures fell over the 12-month period and have been flat over the six-month period despite episodic gains from OECD supply announcements and rising geopolitical risk in the middle east. Natural resources, particularly future natural resource stocks, were negative over both horizons. Several prominent companies experienced idiosyncratic issues along with broad concerns related to rising interest rates. Inflation swaps, while positive over the 12-month period, modestly detracted over the six-month period.

The Fund’s Senior Investment Management Team continues to look for sources of value via asset allocation shifts, active security selection, risk overlay strategies and currency management. The Fund uses a blend of quantitative and fundamental research in order to determine overall portfolio risk, allocate risk across major real asset classes and identify idiosyncratic opportunities.

INVESTMENT POLICIES

The Fund seeks to maximize real return. Real return is the rate of return after adjusting for inflation. The Fund pursues an aggressive investment strategy involving a variety of asset classes. The Fund invests primarily in instruments that the Adviser expects to outperform broad equity indices during periods of rising inflation. Under normal circumstances, the Fund expects to invest its assets principally in the following instruments that, in the judgment of the Adviser, are affected directly or indirectly by the level and change in rate of inflation: inflation-indexed fixed-income securities, such as Treasury Inflation-Protected Securities (“TIPS”) and similar bonds issued by governments outside of the United States; commodities; commodity-related equity securities; real estate equity securities; inflation-sensitive equity securities, which the Fund defines as equity securities of companies that the Adviser believes have the ability to pass along increasing costs to consumers and maintain or grow margins in rising inflation environments, including equity securities of utilities and infrastructure-related companies (“inflation-sensitive equities”); securities and derivatives linked to the price of other assets (such as commodities, stock indices and real estate); and currencies. The Fund expects its investments in fixed-income securities to have a broad range of maturities and quality levels.

The Fund seeks inflation protection from investments around the globe, both in developed- and emerging-market countries. In selecting securities for purchase and sale, the Adviser utilizes its qualitative and quantitative resources to determine overall inflation sensitivity, asset allocation and security selection. The Adviser assesses the securities’

(continued on next page)

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risks and inflation sensitivity as well as the securities’ impact on the overall risks and inflation sensitivity of the Fund. When its analysis indicates that changes are necessary, the Adviser intends to implement them through a combination of changes to underlying positions and the use of inflation swaps and other types of derivatives, such as interest rate swaps.

The Fund anticipates that its targeted investment mix, other than its investments in inflation-indexed fixed-income securities, will focus on commodity-related equity securities, commodities and commodity derivatives, real estate equity securities and inflation-sensitive equities to provide a balance between expected return and inflation protection. The Fund may vary its investment allocations among these asset classes, at times significantly. Its commodities investments will include significant exposure to energy commodities, but will also include agricultural products, and industrial and precious metals, such as gold. The Fund’s investments in real estate equity securities will include real estate investment trusts and other real estate-related securities.

The Fund invests in both US and non-US dollar-denominated equity or fixed-income securities. The Fund may invest in currencies for hedging or investment purposes, both in the spot market and through long or short positions in currency-related derivatives. The Fund does not ordinarily expect to hedge its foreign currency exposure because it will be balanced by investments in US dollar-denominated securities, although it may hedge the exposure under certain circumstances.

The Fund may enter into derivatives, such as options, futures contracts, forwards, swaps or structured notes, to a significant extent, subject to the limits of applicable law. The Fund intends to use leverage for investment purposes through the use of cash made available by derivatives transactions to make other investments in accordance with its investment policies. In determining when and to what extent to employ leverage or enter into derivatives transactions, the Adviser considers factors such as the relative risks and returns expected of potential investments and the cost of such transactions. The Adviser considers the impact of derivatives in making its assessments of the Fund’s risks. The resulting exposures to markets, sectors, issuers or specific securities will be continuously monitored by the Adviser.

The Fund may seek to gain exposure to physical commodities traded in the commodities markets through use of a variety of derivative instruments, including investments in commodity index-linked notes. The Adviser expects that the Fund will seek to gain exposure to commodities and commodity-related instruments and derivatives primarily through investments in AllianceBernstein Cayman Inflation

(continued on next page)

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Strategy, Ltd., a wholly owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the Adviser and has the same investment objective and substantially similar investment policies and restrictions as the Fund except that the Subsidiary, unlike the Fund, may invest, without limitation, in commodities and commodity-related instruments. The Fund is subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests, to the extent of its investment in the Subsidiary. The Fund limits its investment in the Subsidiary to no more than 25% of its net assets. Investment in the Subsidiary is expected to provide the Fund with commodity exposure within the limitations of federal tax requirements that apply to the Fund.

The Fund is “non-diversified”, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI AC World Commodity Producers Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI AC World Commodity Producers Index is a free float-adjusted, market capitalization index designed to track the performance of global listed commodity producers, including emerging markets. Commodities sectors include: energy, grains, industrial metals, petroleum, precious metals and softs. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, commodity and bond markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effect of potential central bank monetary policy, and government fiscal policy, initiatives and resulting market reactions to those initiatives.

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DISCLOSURES AND RISKS (continued)

Commodity Risk: Investing in commodities and commodity-linked derivative instruments, either directly or through the Subsidiary, may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally go down.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

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DISCLOSURES AND RISKS (continued)

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in the Fund’s prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Fund or its shareholders.

Real Estate Risk: The Fund’s investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

Non-Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future

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DISCLOSURES AND RISKS (continued)

results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. For Class 1 shares, go to www.bernstein.com and click on “Investments”, found in the footer, then “Mutual Fund Information—Mutual Fund Performance at a Glance.”

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com. For Class 1 shares, go to www.bernstein.com, click on “Investments”, found in the footer, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports.” Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

10/31/2013 TO 10/31/2023

This chart illustrates the total value of an assumed $10,000 investment in AB All Market Real Return Portfolio Class A shares (from 10/31/20123 to 10/31/2023) as compared to the performance of its benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

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HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2023 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS 1 SHARES[1]

1 Year	-1.36%	-1.36%

5 Years	4.45%	4.45%

10 Years	0.68%	0.68%

CLASS 2 SHARES[1]

1 Year	-1.04%	-1.04%

5 Years	4.75%	4.75%

10 Years	0.94%	0.94%

CLASS A SHARES

1 Year	-1.37%	-5.60%

5 Years	4.29%	3.38%

10 Years	0.53%	0.09%

CLASS C SHARES

1 Year	-2.15%	-3.06%

5 Years	3.50%	3.50%

10 Years[2]	-0.21%	-0.21%

ADVISOR CLASS SHARES[3]

1 Year	-1.25%	-1.25%

5 Years	4.55%	4.55%

10 Years	0.78%	0.78%

CLASS R SHARES[3]

1 Year	-1.77%	-1.77%

5 Years	3.97%	3.97%

10 Years	0.25%	0.25%

CLASS K SHARES[3]

1 Year	-1.52%	-1.52%

5 Years	4.27%	4.27%

10 Years	0.52%	0.52%

CLASS I SHARES[3]

1 Year	-1.09%	-1.09%

5 Years	4.69%	4.69%

10 Years	0.92%	0.92%

CLASS Z SHARES[3]

1 Year	-1.08%	-1.08%

5 Years	4.72%	4.72%

Since Inception[4]	1.29%	1.29%

(footnotes continued on next page)

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HISTORICAL PERFORMANCE (continued)

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.13%, 0.86%, 1.21%, 1.99%, 0.96%, 1.62%, 1.31%, 0.91% and 0.88% for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements reduced the Fund’s total annual operating expense ratio (excluding extraordinary expenses, interest expense, and acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest) to 1.55% and 1.30% for Class R and Class K shares, respectively. These waivers/reimbursements may not be terminated before January 31, 2024, and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to the Adviser’s institutional clients or through other limited arrangements. These share classes do not carry front-end sales charges; therefore, their respective NAV and SEC returns are the same.

2	Assumes conversion of Class C shares into Class A shares after eight years.

3

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

4	Inception date: 1/31/2014.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2023 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS 1 SHARES[1]

1 Year	6.55%

5 Years	3.80%

10 Years	1.11%

CLASS 2 SHARES[1]

1 Year	6.77%

5 Years	4.06%

10 Years	1.38%

CLASS A SHARES

1 Year	1.79%

5 Years	2.73%

10 Years	0.52%

CLASS C SHARES

1 Year	4.62%

5 Years	2.85%

10 Years[2]	0.21%

ADVISOR CLASS SHARES[3]

1 Year	6.61%

5 Years	3.88%

10 Years	1.22%

CLASS R SHARES[3]

1 Year	6.02%

5 Years	3.31%

10 Years	0.69%

CLASS K SHARES[3]

1 Year	6.30%

5 Years	3.60%

10 Years	0.95%

CLASS I SHARES[3]

1 Year	6.75%

5 Years	4.05%

10 Years	1.35%

CLASS Z SHARES[3]

1 Year	6.88%

5 Years	4.07%

Since Inception[4]	1.58%

(footnotes continued on next page)

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HISTORICAL PERFORMANCE (continued)

1

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to the Adviser’s institutional clients or through other limited arrangements.

2	Assumes conversion of Class C shares into Class A shares after eight years.

3

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

4	Inception date: 1/31/2014.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$951.00	$5.75	1.17%	$6.10	1.24%
Hypothetical**	$1,000	$1,019.31	$5.96	1.17%	$6.31	1.24%
Class C
Actual	$1,000	$946.40	$9.42	1.92%	$9.76	1.99%
Hypothetical**	$1,000	$1,015.53	$9.75	1.92%	$10.11	1.99%
Advisor Class
Actual	$1,000	$952.00	$4.53	0.92%	$4.87	0.99%
Hypothetical**	$1,000	$1,020.57	$4.69	0.92%	$5.04	0.99%
Class R
Actual	$1,000	$949.00	$7.42	1.51%	$7.76	1.58%
Hypothetical**	$1,000	$1,017.59	$7.68	1.51%	$8.03	1.58%
Class K
Actual	$1,000	$950.30	$6.24	1.27%	$6.59	1.34%
Hypothetical**	$1,000	$1,018.80	$6.46	1.27%	$6.82	1.34%
Class I
Actual	$1,000	$952.50	$4.13	0.84%	$4.48	0.91%
Hypothetical**	$1,000	$1,020.97	$4.28	0.84%	$4.63	0.91%
Class 1
Actual	$1,000	$951.00	$5.36	1.09%	$5.70	1.16%
Hypothetical**	$1,000	$1,019.71	$5.55	1.09%	$5.90	1.16%
Class 2
Actual	$1,000	$952.40	$3.79	0.77%	$4.13	0.84%
Hypothetical**	$1,000	$1,021.32	$3.92	0.77%	$4.28	0.84%
Class Z
Actual	$1,000	$952.60	$4.23	0.86%	$4.58	0.93%
Hypothetical**	$1,000	$1,020.87	$4.38	0.86%	$4.74	0.93%

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 17

PORTFOLIO SUMMARY

October 31, 2023 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $782.2

1	The portfolio breakdown is expressed as an approximate percentage of the Fund’s net assets inclusive of derivative exposure, based on the Adviser’s internal classification guidelines.

2

The Fund’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Consolidated Portfolio of Investments” section of the report for additional details).

18 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

PORTFOLIO SUMMARY (continued)

October 31, 2023 (unaudited)

TEN LARGEST HOLDINGS2

Company	U.S. $ Value	Percent of Net Assets

Prologis, Inc.	$15,536,758	2.0%

Shell PLC	14,317,315	1.8

Exxon Mobil Corp.	13,758,912	1.8

Equinix, Inc.	12,447,659	1.6

Digital Realty Trust, Inc.	7,068,622	0.9

Welltower, Inc.	6,821,740	0.9

Mitsui Fudosan Co., Ltd.	6,422,260	0.8

iShares MSCI Global Metals & Mining Producers ETF	6,353,625	0.8

ConocoPhillips	6,300,796	0.8

TotalEnergies SE	6,155,369	0.8

	$95,183,056	12.2%

1

The Fund’s country breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.6% or less in the following: Austria, Belgium, Brazil, Chile, Denmark, Finland, Ireland, Luxembourg, Mexico, Netherlands, New Zealand, Russia, South Africa, South Korea, Sweden and Switzerland.

2	Long-term investments.

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 19

CONSOLIDATED PORTFOLIO OF INVESTMENTS

October 31, 2023

Company	Shares	U.S. $ Value

COMMON STOCKS – 60.8%
Equity Real Estate Investment Trusts (REITs) – 22.8%
Data Center REITs – 2.5%
Digital Realty Trust, Inc.	56,840	$7,068,622
Equinix, Inc.	17,060	12,447,659

		19,516,281

Diversified REITs – 1.2%
Alexander & Baldwin, Inc.	74,700	1,180,260
Essential Properties Realty Trust, Inc.	117,430	2,577,588
Land Securities Group PLC	177,190	1,228,228
LXI REIT PLC	407,020	424,216
Merlin Properties Socimi SA	160,970	1,342,133
Stockland	863,220	1,948,237
United Urban Investment Corp.	926	933,564

		9,634,226

Health Care REITs – 1.8%
Cofinimmo SA	10,030	623,720
Medical Properties Trust, Inc.(a)	196,870	941,039
Physicians Realty Trust	56,900	617,934
Ventas, Inc.	123,160	5,229,373
Welltower, Inc.	81,590	6,821,740

		14,233,806

Hotel & Resort REITs – 0.9%
Invincible Investment Corp.(a)	1,020	392,292
Japan Hotel REIT Investment Corp.	3,828	1,740,337
Park Hotels & Resorts, Inc.	155,060	1,787,842
RLJ Lodging Trust	162,530	1,527,782
Ryman Hospitality Properties, Inc.	16,560	1,417,536

		6,865,789

Industrial REITs – 4.7%
CapitaLand Ascendas REIT	1,154,700	2,193,981
Centuria Industrial REIT(a)	710,700	1,286,251
Dream Industrial Real Estate Investment Trust	216,884	1,831,413
GLP J-Reit(b)	2,156	1,931,036
LondonMetric Property PLC	862,990	1,739,052
Mapletree Logistics Trust	1,507,218	1,618,524
Mitsui Fudosan Logistics Park, Inc.(b)	530	1,602,312
Plymouth Industrial REIT, Inc.	54,566	1,088,046
Prologis, Inc.	154,211	15,536,758
Rexford Industrial Realty, Inc.	67,380	2,913,511
STAG Industrial, Inc.	100,740	3,346,583
Tritax Big Box REIT PLC	1,109,610	1,847,409

		36,934,876

Multi-Family Residential REITs – 2.2%
Apartment Income REIT Corp.	94,570	2,762,390

20 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Equity Residential	110,160	$6,095,153
Kenedix Residential Next Investment Corp.(b)(c)(d)	620	855,356
Killam Apartment Real Estate Investment Trust	210,150	2,374,653
UDR, Inc.	110,470	3,514,051
UNITE Group PLC (The)	176,590	1,868,766

		17,470,369

Office REITs – 1.9%
Alexandria Real Estate Equities, Inc.	34,630	3,225,092
Boston Properties, Inc.	78,006	4,178,782
COPT Defense Properties	62,690	1,429,332
Daiwa Office Investment Corp.	301	1,316,713
Dexus	279,730	1,155,337
Japan Real Estate Investment Corp.	206	765,150
Kenedix Office Investment Corp.(a)	1,068	1,113,911
Nippon Building Fund, Inc.	404	1,623,245

		14,807,562

Other Specialized REITs – 0.7%
VICI Properties, Inc.	186,090	5,191,911

Retail REITs – 4.3%
Acadia Realty Trust	76,190	1,091,041
AEON REIT Investment Corp.	824	784,442
Brixmor Property Group, Inc.	156,800	3,259,872
CapitaLand Integrated Commercial Trust	1,095,760	1,408,292
Crombie Real Estate Investment Trust	104,210	915,290
Frasers Centrepoint Trust	687,500	1,040,019
Japan Metropolitan Fund Invest	1,059	683,422
Kite Realty Group Trust	122,310	2,607,649
Klepierre SA	83,990	2,039,595
Link REIT	774,060	3,552,269
NETSTREIT Corp.	124,816	1,778,628
Phillips Edison & Co., Inc.	83,250	2,939,557
Realty Income Corp.	37,410	1,772,486
Simon Property Group, Inc.	42,496	4,669,885
Spirit Realty Capital, Inc.	77,970	2,806,140
Vicinity Ltd.	2,020,920	2,188,921

		33,537,508

Self-Storage REITs – 1.2%
Extra Space Storage, Inc.	38,890	4,028,615
Public Storage	22,970	5,483,169

		9,511,784

Single-Family Residential REITs – 1.3%
American Homes 4 Rent – Class A	63,540	2,080,300
Equity LifeStyle Properties, Inc.	38,930	2,561,594
Invitation Homes, Inc.	97,860	2,905,463

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 21

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Sun Communities, Inc.	21,617	$2,404,675

		9,952,032

Timber REITs – 0.1%
Weyerhaeuser Co.	32,681	937,618

		178,593,762

Energy – 9.9%
Coal & Consumable Fuels – 0.2%
Cameco Corp.	32,028	1,310,266

Integrated Oil & Gas – 6.7%
BP PLC	618,868	3,778,816
Chevron Corp.	28,797	4,196,587
Eni SpA	223,915	3,660,487
Equinor ASA	78,268	2,623,793
Exxon Mobil Corp.	129,985	13,758,912
Gazprom PJSC(b)(c)(d)	818,956	0
Imperial Oil Ltd.	17,764	1,012,359
LUKOIL PJSC(c)(d)(e)	20,541	0
Repsol SA	225,974	3,308,745
Shell PLC	444,267	14,317,315
TotalEnergies SE	92,067	6,155,369

		52,812,383

Oil & Gas Exploration & Production – 2.5%
ConocoPhillips	53,037	6,300,796
Coterra Energy, Inc.	44,841	1,233,127
Enerplus Corp.	68,040	1,150,559
EOG Resources, Inc.	44,921	5,671,276
Hess Corp.	24,130	3,484,372
Woodside Energy Group Ltd.	77,105	1,679,331

		19,519,461

Oil & Gas Refining & Marketing – 0.5%
Ampol Ltd.	12,413	251,708
Marathon Petroleum Corp.	7,927	1,198,959
Neste Oyj	6,712	225,576
Parkland Corp.(a)	35,897	1,086,423
Valero Energy Corp.	8,847	1,123,569

		3,886,235

		77,528,345

Materials – 5.9%
Aluminum – 0.2%
Norsk Hydro ASA	239,747	1,367,207

Commodity Chemicals – 0.4%
Beijing Haixin Energy Technology Co., Ltd. – Class A(b)	955,485	457,794
Corteva, Inc.	38,407	1,848,913
Ecopro Co., Ltd.	333	153,871

22 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

LG Chem Ltd.	746	$244,495
Mitsubishi Chemical Group Corp.(a)	85,900	486,074
W-Scope Corp.(a)(b)	39,300	227,411

		3,418,558

Construction Materials – 0.2%
CRH PLC (London)	10,202	547,509
GCC SAB de CV	122,907	1,096,612
Heidelberg Materials AG	4,740	344,092

		1,988,213

Copper – 0.1%
Capstone Mining Corp.(a)(b)	196,054	667,297
Lundin Mining Corp.	32,710	204,268

		871,565

Diversified Chemicals – 0.1%
Sumitomo Chemical Co., Ltd.	203,400	516,994

Diversified Metals & Mining – 1.8%
Anglo American PLC	67,148	1,710,903
BHP Group Ltd.	73,113	2,069,644
CMOC Group Ltd. – Class H	378,000	225,443
Glencore PLC	622,026	3,294,762
MMC Norilsk Nickel PJSC (ADR)(b)(c)(d)	66,074	0
Rio Tinto PLC	76,907	4,906,702
Teck Resources Ltd. – Class B	42,083	1,487,213
Zhejiang Huayou Cobalt Co., Ltd. – Class A	54,470	274,138

		13,968,805

Fertilizers & Agricultural Chemicals – 0.4%
CF Industries Holdings, Inc.	21,703	1,731,466
Nutrien Ltd.	25,266	1,356,784

		3,088,250

Gold – 1.0%
Agnico Eagle Mines Ltd.	49,163	2,305,795
Barrick Gold Corp.	142,782	2,281,657
Endeavour Mining PLC	131,413	2,711,329
Regis Resources Ltd.(b)	526,643	570,119

		7,868,900

Industrial Gases – 0.1%
Air Liquide SA	1,452	248,803
Air Products and Chemicals, Inc.	857	242,051
Linde PLC	612	233,882

		724,736

Specialty Chemicals – 0.5%
Albemarle Corp.	2,231	282,846
Danimer Scientific, Inc.(a)(b)	197,479	282,395
Ecolab, Inc.	1,342	225,107
Evonik Industries AG	20,367	374,852

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 23

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Ganfeng Lithium Group Co., Ltd – Class A	48,680	$294,935
IMCD NV	2,010	241,995
Johnson Matthey PLC	15,989	290,667
Livent Corp.(b)	21,973	320,586
Shanghai Putailai New Energy Technology Co., Ltd. – Class A	51,919	177,600
Sherwin-Williams Co. (The)	3,288	783,234
Sika AG (REG)	822	196,712
Umicore SA	13,658	324,963
Wacker Chemie AG	2,252	276,373

		4,072,265

Steel – 1.1%
APERAM SA(a)	39,327	1,089,760
ArcelorMittal SA	128,084	2,834,146
BlueScope Steel Ltd.	80,278	962,329
Commercial Metals Co.	7,210	304,911
JFE Holdings, Inc.	20,100	280,050
Steel Dynamics, Inc.	12,692	1,351,825
Vale SA (Sponsored ADR)	104,736	1,435,931

		8,258,952

		46,144,445

Real Estate Management & Development – 3.8%
Diversified Real Estate Activities – 1.2%
City Developments Ltd.	117,000	540,050
Daito Trust Construction Co., Ltd.	6,300	675,778
Mitsui Fudosan Co., Ltd.	296,300	6,422,260
Sumitomo Realty & Development Co., Ltd.	86,200	2,163,097

		9,801,185

Real Estate Development – 0.6%
CK Asset Holdings Ltd.	646,000	3,228,917
Sino Land Co., Ltd.	1,482,000	1,479,522

		4,708,439

Real Estate Operating Companies – 1.8%
CA Immobilien Anlagen AG	35,749	1,208,788
Capitaland Investment Ltd./Singapore(a)	446,100	957,858
Castellum AB	138,750	1,329,747
CTP NV(f)	145,089	2,115,303
LEG Immobilien SE(b)	19,430	1,214,601
PSP Swiss Property AG (REG)	19,840	2,441,098
Shurgard Self Storage Ltd.	28,490	1,066,230
TAG Immobilien AG(b)	119,600	1,307,705
Vonovia SE	59,814	1,377,043
Wihlborgs Fastigheter AB	161,710	1,048,211

		14,066,584

24 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Real Estate Services – 0.2%
Unibail-Rodamco-Westfield(b)	28,610	$1,417,602

		29,993,810

Capital Goods – 3.0%
Aerospace & Defense – 0.3%
BAE Systems PLC	50,618	680,628
Hexcel Corp.	4,598	284,708
Rheinmetall AG	3,855	1,106,745

		2,072,081

Agricultural & Farm Machinery – 0.2%
AGCO Corp.	3,679	421,834
Deere & Co.	734	268,174
Lindsay Corp.	2,818	352,025
Toro Co. (The)	3,225	260,709

		1,302,742

Building Products – 0.6%
A O Smith Corp.	4,363	304,363
Builders FirstSource, Inc.(b)	9,285	1,007,608
Carrier Global Corp.	4,783	227,958
Cie de Saint-Gobain SA	11,811	642,922
Kingspan Group PLC	3,923	264,013
Lennox International, Inc.	475	176,006
Nibe Industrier AB – Class B(a)	36,463	210,004
Owens Corning	11,184	1,267,930
Zurn Elkay Water Solutions Corp.	10,241	270,977

		4,371,781

Construction & Engineering – 0.0%
Arcosa, Inc.	5,617	387,966

Construction Machinery & Heavy Transportation Equipment – 0.3%
Caterpillar, Inc.	4,992	1,128,442
Cummins, Inc.	1,648	356,462
Volvo AB – Class B	53,578	1,061,658

		2,546,562

Electrical Components & Equipment – 0.8%
Acuity Brands, Inc.	5,944	962,750
Advent Technologies Holdings, Inc.(a)(b)	202,190	72,586
Ballard Power Systems, Inc.(a)(b)	83,062	277,322
Beijing Easpring Material Technology Co., Ltd. – Class A	59,369	357,967
Blink Charging Co.(a)(b)	89,881	213,917
Camel Group Co., Ltd. – Class A	336,700	379,058
Contemporary Amperex Technology Co., Ltd. – Class A	8,660	219,893
EnerSys	4,312	369,021

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 25

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

FuelCell Energy, Inc.(b)	247,097	$269,336
Gotion High-tech Co., Ltd. – Class A(b)	100,300	312,252
Hubbell, Inc.	1,602	432,700
Legrand SA	3,155	272,928
nVent Electric PLC	5,423	261,009
Plug Power, Inc.(a)(b)	39,173	230,729
Prysmian SpA	8,038	300,999
Signify NV(f)	19,197	497,640
SunPower Corp.(a)(b)	43,969	187,748
Sunrun, Inc.(b)	30,566	294,962

		5,912,817

Heavy Electrical Equipment – 0.3%
Bloom Energy Corp. – Class A(a)(b)	18,300	190,320
CS Wind Corp.	6,103	207,088
ITM Power PLC(a)(b)	275,347	216,264
Ming Yang Smart Energy Group Ltd. – Class A	190,396	363,958
NARI Technology Co., Ltd. – Class A	62,570	193,186
NEL ASA(b)	235,923	155,134
Nordex SE(b)	20,783	219,250
Siemens Energy AG(b)	32,303	287,204
TPI Composites, Inc.(a)(b)	92,694	214,123
Vestas Wind Systems A/S(b)	9,349	202,637

		2,249,164

Industrial Conglomerates – 0.0%
General Electric Co.	2,366	257,019

Industrial Machinery & Supplies & Components – 0.4%
Chart Industries, Inc.(a)(b)	2,051	238,388
Energy Recovery, Inc.(b)	8,141	123,743
John Bean Technologies Corp.	2,599	270,348
McPhy Energy SA(b)	25,437	93,092
Mueller Industries, Inc.	10,947	412,811
NGK Insulators Ltd.	27,500	336,002
Pentair PLC	4,006	232,829
Snap-on, Inc.	903	232,920
SPX Technologies, Inc.(b)	4,545	364,145
Watts Water Technologies, Inc. – Class A	1,581	273,529
Xylem, Inc./NY	3,099	289,881

		2,867,688

Trading Companies & Distributors – 0.1%
Fastenal Co.	19,084	1,113,361

		23,081,181

Utilities – 2.1%
Electric Utilities – 0.7%
Avangrid, Inc.	17,079	510,150
Endesa SA	52,779	993,020

26 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Enel SpA	462,915	$2,938,390
Exelon Corp.	7,781	302,992
Iberdrola SA	20,672	229,914
NextEra Energy, Inc.	2,381	138,812
Orsted AS(f)	4,815	232,657
SSE PLC	15,865	315,294

		5,661,229

Gas Utilities – 0.2%
APA Group	224,100	1,174,719

Independent Power Producers & Energy Traders – 0.7%
AES Corp. (The)	20,022	298,328
Atlantica Sustainable Infrastructure PLC	17,426	315,585
Boralex, Inc. – Class A	11,272	209,793
Brookfield Renewable Corp. – Class A	14,168	322,337
China Longyuan Power Group Corp., Ltd. – Class H	307,000	259,884
Clearway Energy, Inc. – Class A	11,693	238,186
Drax Group PLC	67,734	347,915
EDP Renovaveis SA(a)	16,952	272,706
ERG SpA(a)	10,906	267,969
Guangxi Guiguan Electric Power Co., Ltd. – Class A	305,100	228,620
Innergex Renewable Energy, Inc.	39,154	241,121
NextEra Energy Partners LP	6,865	185,835
Northland Power, Inc.(a)	19,169	269,410
Ormat Technologies, Inc.	3,959	243,637
RWE AG	12,215	467,412
Solaria Energia y Medio Ambiente SA(a)(b)	18,266	274,001
Vistra Corp.	33,155	1,084,831
Xinyi Energy Holdings Ltd.(a)	1,220,000	213,709

		5,741,279

Multi-Utilities – 0.3%
Algonquin Power & Utilities Corp.(a)	56,035	282,044
E.ON SE	20,464	243,483
Public Service Enterprise Group, Inc.	18,562	1,144,347
Sembcorp Industries Ltd.	77,400	259,670

		1,929,544

Water Utilities – 0.2%
American States Water Co.	3,376	263,497
American Water Works Co., Inc.	1,679	197,534
Beijing Enterprises Water Group Ltd.	1,472,000	310,600
California Water Service Group	7,639	371,866
Middlesex Water Co.	2,795	177,566
SJW Group	5,108	319,148

		1,640,211

		16,146,982

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 27

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Software & Services – 1.7%
Application Software – 0.6%
Autodesk, Inc.(b)	5,532	$1,093,289
Cadence Design Systems, Inc.(b)	4,913	1,178,383
Constellation Software, Inc./Canada(a)	99	198,465
Dropbox, Inc. – Class A(b)	40,572	1,067,044
Manhattan Associates, Inc.(b)	5,383	1,049,577
Roper Technologies, Inc.	608	297,051

		4,883,809

Internet Services & Infrastructure – 0.1%
VeriSign, Inc.(b)	5,193	1,036,834

IT Consulting & Other Services – 0.1%
CGI, Inc.(b)	5,630	543,533

Systems Software – 0.9%
Microsoft Corp.	15,219	5,145,696
Palo Alto Networks, Inc.(b)	2,589	629,179
ServiceNow, Inc.(b)	2,308	1,342,910

		7,117,785

		13,581,961

Pharmaceuticals & Biotechnology – 1.2%
Biotechnology – 0.5%
AbbVie, Inc.	6,968	983,742
Amgen, Inc.	2,833	724,398
Incyte Corp.(b)	8,662	467,142
Neurocrine Biosciences, Inc.(b)	4,339	481,369
United Therapeutics Corp.(b)	2,024	451,069
Vertex Pharmaceuticals, Inc.(b)	1,821	659,402

		3,767,122

Life Sciences Tools & Services – 0.1%
Danaher Corp.	1,378	264,603
Eurofins Scientific SE	7,473	379,148
Waters Corp.(b)	1,205	287,429

		931,180

Pharmaceuticals – 0.6%
Bayer AG (REG)	9,202	397,605
Elanco Animal Health, Inc.(b)	41,893	369,078
Eli Lilly & Co.	3,510	1,944,294
Jazz Pharmaceuticals PLC(b)	2,207	280,333
Novo Nordisk A/S – Class B	17,484	1,686,790
Zoetis, Inc.	1,012	158,884

		4,836,984

		9,535,286

28 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Technology Hardware & Equipment – 1.1%
Electronic Components – 0.0%
Samsung SDI Co., Ltd.	550	$174,149

Electronic Equipment & Instruments – 0.1%
Itron, Inc.(b)	4,700	269,216
Landis+Gyr Group AG(b)	6,312	468,300

		737,516

Technology Hardware, Storage & Peripherals – 1.0%
Apple, Inc.	35,861	6,123,983
NetApp, Inc.	14,314	1,041,773
Ricoh Co., Ltd.	89,300	723,786

		7,889,542

		8,801,207

Food Beverage & Tobacco – 1.1%
Agricultural Products & Services – 0.3%
Archer-Daniels-Midland Co.	4,401	314,980
Bunge Ltd.	10,604	1,123,812
Darling Ingredients, Inc.(b)	18,805	832,873

		2,271,665

Brewers – 0.1%
Heineken Holding NV	12,376	941,609

Packaged Foods & Meats – 0.7%
Danone SA	4,351	258,843
Hormel Foods Corp.	9,467	308,151
JBS SA	107,900	428,668
Lamb Weston Holdings, Inc.	12,787	1,148,273
Maple Leaf Foods, Inc.	43,588	867,831
Marfrig Global Foods SA	224,400	287,524
Mowi ASA	46,390	753,822
Pilgrim’s Pride Corp.(b)	16,549	421,999
Sao Martinho SA	42,900	301,642
Tyson Foods, Inc. – Class A	6,494	300,997

		5,077,750

Soft Drinks & Non-alcoholic Beverages – 0.0%
Coca-Cola Europacific Partners PLC	2,810	164,413

		8,455,437

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 29

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Financial Services – 0.9%
Asset Management & Custody Banks – 0.2%
Ameriprise Financial, Inc.	3,364	$1,058,213
Ares Management Corp. – Class A	807	79,562

		1,137,775

Consumer Finance – 0.1%
Synchrony Financial	14,675	411,634

Diversified Capital Markets – 0.1%
UBS Group AG (REG)(b)	45,963	1,079,966

Financial Exchanges & Data – 0.1%
Moody’s Corp.	2,842	875,336
TMX Group Ltd.	12,157	253,178

		1,128,514

Mortgage REITs – 0.0%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.(a)	13,219	226,574

Multi-Sector Holdings – 0.0%
EXOR NV	2,707	232,339

Transaction & Payment Processing Services – 0.4%
Mastercard, Inc. – Class A	4,463	1,679,650
Visa, Inc. – Class A	5,398	1,269,070

		2,948,720

		7,165,522

Media & Entertainment – 0.9%
Broadcasting – 0.1%
Fox Corp. – Class B	34,476	962,225

Interactive Home Entertainment – 0.1%
Electronic Arts, Inc.	8,727	1,080,315

Interactive Media & Services – 0.6%
Alphabet, Inc. – Class A(b)	12,469	1,547,154
Alphabet, Inc. – Class C(b)	11,056	1,385,317
Meta Platforms, Inc. – Class A(b)	4,619	1,391,566

REA Group Ltd.	4,151	381,081

		4,705,118

Movies & Entertainment – 0.1%
Live Nation Entertainment, Inc.(b)	3,975	318,080

		7,065,738

30 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Semiconductors & Semiconductor Equipment – 0.9%
Semiconductor Materials & Equipment – 0.4%
Applied Materials, Inc.	9,594	$1,269,766
Enphase Energy, Inc.(b)	2,168	172,530
KLA Corp.	2,354	1,105,674
SolarEdge Technologies, Inc.(b)	1,956	148,558
Xinyi Solar Holdings Ltd.	350,000	205,978

		2,902,506

Semiconductors – 0.5%
Canadian Solar, Inc.(a)(b)	13,755	274,825
First Solar, Inc.(b)	2,038	290,313
Lattice Semiconductor Corp.(b)	4,505	250,523
LONGi Green Energy Technology Co., Ltd. – Class A	87,232	287,924
NVIDIA Corp.	6,170	2,516,126
Wolfspeed, Inc.(a)(b)	4,780	161,755

		3,781,466

		6,683,972

Consumer Discretionary Distribution & Retail – 0.8%
Apparel Retail – 0.2%
Industria de Diseno Textil SA(a)	31,600	1,090,768
TJX Cos., Inc. (The)	5,026	442,640

		1,533,408

Broadline Retail – 0.3%
Amazon.com, Inc.(b)	19,915	2,650,487
Next PLC	1,444	121,069

		2,771,556

Broadline Retail – 0.1%
MercadoLibre, Inc.(b)	414	513,666

Home Improvement Retail – 0.2%
Home Depot, Inc. (The)	5,742	1,634,690

		6,453,320

Commercial & Professional Services – 0.8%
Commercial Printing – 0.2%
TOPPAN Holdings, Inc.	48,100	1,109,372

Diversified Support Services – 0.0%
Brambles Ltd.	18,884	157,601

Environmental & Facilities Services – 0.2%
Aker Carbon Capture ASA(b)	124,875	118,718

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 31

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Casella Waste Systems, Inc. – Class A(b)	4,121	$310,929
Clean Harbors, Inc.(b)	2,095	321,939
Republic Services, Inc.	1,969	292,377
Tetra Tech, Inc.	1,799	271,487
Veralto Corp.(b)	460	31,740
Waste Management, Inc.	1,424	234,006

		1,581,196

Human Resource & Employment Services – 0.3%
Automatic Data Processing, Inc.	219	47,790
Paychex, Inc.	9,640	1,070,522
Robert Half, Inc.	14,119	1,055,678

		2,173,990

Research & Consulting Services – 0.1%
Verisk Analytics, Inc.	4,391	998,338

		6,020,497

Health Care Equipment & Services – 0.7%
Health Care Distributors – 0.3%
Cardinal Health, Inc.	12,172	1,107,652
Cencora, Inc.	6,046	1,119,417
McKesson Corp.	774	352,449

		2,579,518

Health Care Equipment – 0.2%
GE Healthcare, Inc.	10,183	677,882
IDEXX Laboratories, Inc.(b)	2,134	852,469

		1,530,351

Health Care Services – 0.0%
ABIOMED, Inc.(b)(c)(d)	1,321	– 0	–

Managed Health Care – 0.2%
Humana, Inc.	925	484,413
Molina Healthcare, Inc.(b)	1,716	571,342

		1,055,755

		5,165,624

Banks – 0.6%
Diversified Banks – 0.6%
Banco Bilbao Vizcaya Argentaria SA	143,805	1,131,347
Barclays PLC	122,973	197,377
First Citizens BancShares, Inc./NC – Class A	791	1,092,165
NatWest Group PLC	180,989	393,799
Standard Chartered PLC	120,611	924,765
UniCredit SpA	48,686	1,220,539

		4,959,992

Insurance – 0.6%
Life & Health Insurance – 0.4%
iA Financial Corp., Inc.	15,703	913,701

32 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Japan Post Insurance Co., Ltd.	60,400	$1,163,067
Manulife Financial Corp.	35,192	612,609
Medibank Pvt Ltd.	75,017	163,708
Poste Italiane SpA(f)	36,643	362,774

		3,215,859

Multi-line Insurance – 0.2%
American International Group, Inc.	8,200	502,742
Assicurazioni Generali SpA	54,257	1,077,741

		1,580,483

		4,796,342

Consumer Services – 0.5%
Casinos & Gaming – 0.1%
La Francaise des Jeux SAEM(f)	16,096	519,208

Hotels, Resorts & Cruise Lines – 0.4%
Airbnb, Inc. – Class A(b)	9,410	1,113,109
Booking Holdings, Inc.(b)	434	1,210,669
Hyatt Hotels Corp. – Class A(a)	10,400	1,065,376

		3,389,154

Specialized Consumer Services – 0.0%
WW International, Inc.(b)	21,737	169,983

		4,078,345

Consumer Durables & Apparel – 0.5%
Apparel, Accessories & Luxury Goods – 0.2%
Pandora A/S	9,328	1,057,987

Consumer Electronics – 0.0%
Panasonic Holdings Corp.	27,900	244,780

Homebuilding – 0.3%
Desarrolladora Homex SAB de CV(b)	1,590	1
Installed Building Products, Inc.	1,324	147,851
NVR, Inc.(b)	181	979,684
PulteGroup, Inc.	16,590	1,220,858
Urbi Desarrollos Urbanos SAB de CV(b)	9	4

		2,348,398

		3,651,165

Automobiles & Components – 0.3%
Automobile Manufacturers – 0.3%
Nissan Motor Co., Ltd.	261,100	1,004,708
Tesla, Inc.(b)	6,039	1,212,873

		2,217,581

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 33

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Telecommunication Services – 0.3%
Integrated Telecommunication Services – 0.2%
Infrastrutture Wireless Italiane SpA(a)(f)	67,890	$743,384
Spark New Zealand Ltd.	219,969	638,596

		1,381,980

Wireless Telecommunication Services – 0.1%
SoftBank Corp.	46,400	524,638

		1,906,618

Consumer Staples Distribution & Retail – 0.2%
Consumer Staples Merchandise Retail – 0.0%
Costco Wholesale Corp.	391	216,004

Food Distributors – 0.1%
Sysco Corp.	7,559	502,598

Food Retail – 0.1%
J Sainsbury PLC	254,697	796,900

		1,515,502

Transportation – 0.1%
Cargo Ground Transportation – 0.1%
Old Dominion Freight Line, Inc.	1,520	572,523

Passenger Airlines – 0.0%
Singapore Airlines Ltd.(a)	119,800	534,938

		1,107,461

Household & Personal Products – 0.1%
Household Products – 0.1%
Kimberly-Clark Corp.	8,924	1,067,667

Total Common Stocks (cost $487,042,696)		475,717,762

INVESTMENT COMPANIES – 0.8%
Funds and Investment Trusts – 0.8%
iShares MSCI Global Metals & Mining Producers ETF(a)(g) (cost $7,242,559)	169,430	6,353,625

WARRANTS – 0.0%
Constellation Software, Inc., expiring 03/31/2040(a)(b)(c) (cost $0)	421	– 0	–

34 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 35.7%
Investment Companies – 35.7%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 5.27%(g)(h)(i) (cost $278,916,328)	278,916,328	$278,916,328

Total Investments Before Security Lending Collateral for Securities Loaned – 97.3% (cost $773,201,583)		760,987,715

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 1.0%
Investment Companies – 1.0%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 5.27%(g)(h)(i) (cost $8,077,773)	8,077,773	8,077,773

Total Investments – 98.3% (cost $781,279,356)		769,065,488
Other assets less liabilities – 1.7%		13,173,377

Net Assets – 100.0%		$782,238,865

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Purchased Contracts
Brent Crude Futures	228	November 2023	$19,384,560	$(196,212)
Coffee Robusta Futures	62	January 2024	1,466,920	49,366
Coffee ‘C’ Futures	103	March 2024	6,369,263	329,864
Copper Futures	120	December 2023	10,947,000	(142,013)
Corn Futures	417	March 2024	10,279,050	(74,558)
Cotton No.2 Futures	101	March 2024	4,217,255	(219,278)
Euro STOXX 50 Index Futures	53	December 2023	2,282,428	1,058
FTSE 100 Index Futures	7	December 2023	623,477	(828)
Gasoline RBOB Futures	44	December 2023	4,087,222	52,186
Gold 100 OZ Futures	309	December 2023	61,623,870	336,118
KC HRW Wheat Futures	106	March 2024	3,398,625	(491,605)
Lean Hogs Futures	140	February 2024	4,193,000	(200,514)
Live Cattle Futures	86	February 2024	6,351,100	(118,642)
LME Lead Futures	32	November 2023	1,660,200	(119,304)
LME Nickel Futures	34	November 2023	3,656,904	(457,071)
LME Primary Aluminum Futures	180	November 2023	10,118,925	375,838
LME Zinc Futures	76	November 2023	4,603,700	(723)
Low SU Gasoil Futures	95	January 2024	7,953,875	(59,554)

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 35

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
MSCI Emerging Markets Futures	121	December 2023	$5,561,160	$(365,380)
Natural Gas Futures	350	December 2023	13,345,500	785,390
NY Harbor ULSD Futures	53	December 2023	6,357,679	(94,478)
Platinum Futures	30	January 2024	1,417,350	(12,967)
S&P 500 E-Mini Futures	54	December 2023	11,373,075	87,098
S&P/TSX 60 Index Futures	4	December 2023	654,768	1,695
Silver Futures	86	December 2023	9,869,360	48,179
Soybean Futures	191	March 2024	12,651,363	157,892
Soybean Meal Futures	140	March 2024	5,695,200	521,327
Soybean Oil Futures	192	March 2024	5,812,992	(509,388)
Sugar 11 (World) Futures	273	February 2024	8,283,038	565,260
Wheat Futures (CBT)	175	March 2024	5,120,938	(433,859)
WTI Crude Futures	237	December 2023	19,078,500	(407,789)

Sold Contracts
Bloomberg Commodity Index Futures	1,745	December 2023	18,256,190	73,187
LME Lead Futures	3	November 2023	155,644	3,067
LME Nickel Futures	3	November 2023	322,668	12,448
LME Primary Aluminum Futures	13	November 2023	730,811	(6,813)
LME Zinc Futures	7	November 2023	424,025	11,215

				$(499,788)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Bank of America, NA	USD	4,601	ZAR	87,868	11/06/2023	$111,608
Bank of America, NA	AUD	1,509	USD	970	11/08/2023	12,402
Bank of America, NA	USD	5,058	AUD	7,822	11/08/2023	(95,393)
Bank of America, NA	CHF	16,723	USD	18,753	11/16/2023	341,712
Bank of America, NA	CLP	2,177,284	USD	2,350	11/16/2023	(80,956)
Bank of America, NA	COP	4,126,004	USD	995	11/16/2023	(4,163)
Bank of America, NA	MXN	24,503	USD	1,391	11/16/2023	34,573
Bank of America, NA	MXN	12,185	USD	660	11/16/2023	(14,592)
Bank of America, NA	PEN	11,296	USD	2,950	11/16/2023	10,936
Bank of America, NA	PEN	4,650	USD	1,203	11/16/2023	(6,466)
Bank of America, NA	USD	2,979	CHF	2,657	11/16/2023	(54,291)
Bank of America, NA	USD	1,455	CLP	1,321,114	11/16/2023	20,476
Bank of America, NA	GBP	460	USD	560	11/17/2023	920
Bank of America, NA	USD	10,362	GBP	8,354	11/17/2023	(207,606)
Bank of America, NA	HUF	495,500	USD	1,312	11/29/2023	(52,676)
Bank of America, NA	PLN	6,043	USD	1,434	11/29/2023	152
Bank of America, NA	TWD	68,489	USD	2,146	11/29/2023	33,497
Bank of America, NA	USD	6,389	HUF	2,385,177	11/29/2023	180,129
Bank of America, NA	USD	1,598	TWD	50,608	11/29/2023	(36,799)
Bank of America, NA	NOK	143,035	USD	13,280	12/07/2023	462,198
Bank of America, NA	SEK	25,466	USD	2,320	12/07/2023	35,749
Bank of America, NA	USD	12,403	NOK	135,714	12/07/2023	(241,795)
Bank of America, NA	USD	18,663	SEK	205,657	12/07/2023	(212,037)

36 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Bank of America, NA	INR	409,664	USD	4,910	12/14/2023	$(3,027)
Bank of America, NA	USD	3,919	EUR	3,685	01/10/2024	(6,626)
Bank of America, NA	CNH	20,268	USD	2,776	01/11/2024	2,079
Bank of America, NA	USD	3,027	CNH	21,976	01/11/2024	(18,915)
Bank of America, NA	JPY	88,266	USD	597	01/12/2024	7,240
Bank of America, NA	USD	4,790	JPY	707,144	01/12/2024	(69,257)
Bank of America, NA	USD	2,614	KRW	3,513,454	01/18/2024	(5,010)
Bank of America, NA	IDR	18,393,663	USD	1,181	01/25/2024	27,698
Bank of America, NA	PHP	66,358	USD	1,168	01/25/2024	(113)
Bank of New York (The)	USD	597	EUR	564	01/10/2024	1,401
Barclays Bank PLC	USD	2,183	ZAR	41,338	11/06/2023	34,516
Barclays Bank PLC	ZAR	88,837	USD	4,651	11/06/2023	(114,002)
Barclays Bank PLC	AUD	14,765	USD	9,502	11/08/2023	133,721
Barclays Bank PLC	CLP	781,446	USD	882	11/16/2023	9,182
Barclays Bank PLC	COP	3,046,879	USD	760	11/16/2023	22,307
Barclays Bank PLC	PEN	3,141	USD	843	11/16/2023	26,257
Barclays Bank PLC	USD	2,862	COP	12,231,278	11/16/2023	100,323
Barclays Bank PLC	USD	2,202	MXN	40,442	11/16/2023	36,425
Barclays Bank PLC	USD	805	PEN	3,088	11/16/2023	(1,850)
Barclays Bank PLC	CZK	40,086	USD	1,719	11/29/2023	(5,746)
Barclays Bank PLC	PLN	21,721	USD	5,167	11/29/2023	11,587
Barclays Bank PLC	USD	1,137	HUF	412,615	11/29/2023	(230)
Barclays Bank PLC	USD	883	TWD	28,539	11/29/2023	(3,093)
Barclays Bank PLC	NOK	32,233	USD	2,976	12/07/2023	87,865
Barclays Bank PLC	SEK	48,622	USD	4,416	12/07/2023	53,526
Barclays Bank PLC	USD	3,342	NOK	37,291	12/07/2023	93
Barclays Bank PLC	USD	679	SEK	7,484	12/07/2023	(7,957)
Barclays Bank PLC	INR	85,564	USD	1,025	12/14/2023	(1,180)
Barclays Bank PLC	EUR	971	USD	1,031	01/10/2024	41
Barclays Bank PLC	USD	1,562	MYR	7,416	01/11/2024	1,567
Barclays Bank PLC	USD	8,593	MYR	40,561	01/11/2024	(41,145)
Barclays Bank PLC	USD	1,091	JPY	161,310	01/12/2024	(14,225)
Barclays Bank PLC	IDR	165,602,217	USD	10,412	01/25/2024	30,549
Barclays Bank PLC	PHP	38,717	USD	682	01/25/2024	150
Barclays Bank PLC	USD	10,123	IDR	159,170,916	01/25/2024	(145,462)
BNP Paribas SA	USD	594	AUD	923	11/08/2023	(8,253)
BNP Paribas SA	USD	7,016	COP	28,607,833	11/16/2023	(87,870)
BNP Paribas SA	USD	962	NZD	1,652	01/11/2024	235
Citibank, NA	USD	929	GBP	745	11/17/2023	(23,370)
Citibank, NA	USD	598	JPY	88,266	01/12/2024	(8,317)
Deutsche Bank AG	BRL	6,771	USD	1,327	11/03/2023	(16,322)
Deutsche Bank AG	USD	1,338	BRL	6,771	11/03/2023	4,983
Deutsche Bank AG	ZAR	23,547	USD	1,212	11/06/2023	(51,083)
Deutsche Bank AG	AUD	814	USD	515	11/08/2023	(1,387)
Deutsche Bank AG	USD	3,471	AUD	5,399	11/08/2023	(45,354)
Deutsche Bank AG	CLP	1,166,779	USD	1,238	11/16/2023	(64,905)
Deutsche Bank AG	USD	823	COP	3,593,471	11/16/2023	47,585
Deutsche Bank AG	CZK	79,981	USD	3,524	11/29/2023	83,012
Deutsche Bank AG	HUF	220,423	USD	594	11/29/2023	(13,194)
Deutsche Bank AG	PLN	6,236	USD	1,436	11/29/2023	(44,093)
Deutsche Bank AG	TWD	182,866	USD	5,681	11/29/2023	39,721

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 37

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Deutsche Bank AG	USD	2,200	CZK	50,538	11/29/2023	$(25,574)
Deutsche Bank AG	USD	1,226	HUF	443,770	11/29/2023	(3,392)
Deutsche Bank AG	DKK	13,713	USD	1,955	12/07/2023	7,248
Deutsche Bank AG	SEK	71,662	USD	6,498	12/07/2023	68,877
Deutsche Bank AG	INR	264,297	USD	3,173	12/14/2023	2,798
Deutsche Bank AG	INR	418,350	USD	5,013	12/14/2023	(5,048)
Deutsche Bank AG	CNH	14,838	USD	2,035	01/11/2024	4,293
Deutsche Bank AG	USD	1,752	KRW	2,365,476	01/18/2024	4,654
Deutsche Bank AG	IDR	52,545,655	USD	3,306	01/25/2024	12,292
Goldman Sachs Bank USA	BRL	48,526	USD	9,726	11/03/2023	100,900
Goldman Sachs Bank USA	BRL	4,836	USD	952	11/03/2023	(7,520)
Goldman Sachs Bank USA	USD	10,551	BRL	53,362	11/03/2023	32,961
Goldman Sachs Bank USA	USD	914	ZAR	17,260	11/06/2023	11,930
Goldman Sachs Bank USA	ZAR	51,435	USD	2,696	11/06/2023	(62,917)
Goldman Sachs Bank USA	AUD	4,323	USD	2,738	11/08/2023	(4,909)
Goldman Sachs Bank USA	USD	1,096	AUD	1,709	11/08/2023	(12,152)
Goldman Sachs Bank USA	COP	5,170,620	USD	1,294	11/16/2023	41,788
Goldman Sachs Bank USA	PEN	3,941	USD	1,057	11/16/2023	32,175
Goldman Sachs Bank USA	USD	1,059	CHF	945	11/16/2023	(19,097)
Goldman Sachs Bank USA	USD	638	MXN	11,446	11/16/2023	(4,525)
Goldman Sachs Bank USA	GBP	14,387	USD	17,541	11/17/2023	52,997
Goldman Sachs Bank USA	CZK	22,444	USD	960	11/29/2023	(5,620)
Goldman Sachs Bank USA	PLN	3,484	USD	822	11/29/2023	(4,780)
Goldman Sachs Bank USA	EUR	6,310	USD	6,718	01/10/2024	18,698
Goldman Sachs Bank USA	EUR	3,571	USD	3,791	01/10/2024	(465)
Goldman Sachs Bank USA	MYR	12,303	USD	2,623	01/11/2024	29,122
Goldman Sachs Bank USA	USD	3,715	CNH	27,068	01/11/2024	(10,608)
Goldman Sachs Bank USA	USD	2,691	MYR	12,543	01/11/2024	(46,459)
Goldman Sachs Bank USA	USD	470	KRW	632,693	01/18/2024	(234)
Goldman Sachs Bank USA	USD	760	IDR	11,962,342	01/25/2024	(10,115)
HSBC Bank USA	USD	646	ILS	2,563	01/17/2024	(8,810)
JPMorgan Chase Bank, NA	USD	1,708	ZAR	32,467	11/06/2023	33,201
JPMorgan Chase Bank, NA	USD	1,792	CHF	1,600	11/16/2023	(30,383)
JPMorgan Chase Bank, NA	CZK	34,152	USD	1,465	11/29/2023	(4,104)
JPMorgan Chase Bank, NA	HUF	510,181	USD	1,389	11/29/2023	(15,916)
JPMorgan Chase Bank, NA	TWD	59,280	USD	1,845	11/29/2023	16,057
JPMorgan Chase Bank, NA	USD	1,280	CZK	29,443	11/29/2023	(12,775)
JPMorgan Chase Bank, NA	SEK	26,128	USD	2,390	12/07/2023	46,268
JPMorgan Chase Bank, NA	USD	2,012	NOK	22,484	12/07/2023	2,998
JPMorgan Chase Bank, NA	USD	2,423	EUR	2,290	01/10/2024	8,239
JPMorgan Chase Bank, NA	USD	2,091	EUR	1,962	01/10/2024	(8,105)
JPMorgan Chase Bank, NA	CNH	13,522	USD	1,854	01/11/2024	2,999
JPMorgan Chase Bank, NA	USD	1,615	CNH	11,757	01/11/2024	(5,690)
JPMorgan Chase Bank, NA	JPY	669,852	USD	4,526	01/12/2024	53,395
Morgan Stanley Capital Services, Inc.	BRL	51,765	USD	10,235	11/03/2023	(31,974)
Morgan Stanley Capital Services, Inc.	USD	10,328	BRL	51,765	11/03/2023	(60,944)
Morgan Stanley Capital Services, Inc.	USD	3,031	ZAR	57,520	11/06/2023	54,063
Morgan Stanley Capital Services, Inc.	AUD	10,072	USD	6,476	11/08/2023	85,210

38 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services, Inc.	USD	10,335	AUD	16,359	11/08/2023	$44,745
Morgan Stanley Capital Services, Inc.	USD	905	AUD	1,409	11/08/2023	(10,528)
Morgan Stanley Capital Services, Inc.	CLP	8,120,388	USD	9,025	11/16/2023	(41,843)
Morgan Stanley Capital Services, Inc.	MXN	8,103	USD	469	11/16/2023	20,042
Morgan Stanley Capital Services, Inc.	USD	785	CHF	715	11/16/2023	2,221
Morgan Stanley Capital Services, Inc.	USD	693	CHF	626	11/16/2023	(4,293)
Morgan Stanley Capital Services, Inc.	USD	665	COP	2,952,675	11/16/2023	50,332
Morgan Stanley Capital Services, Inc.	USD	13,553	MXN	235,068	11/16/2023	(542,691)
Morgan Stanley Capital Services, Inc.	GBP	569	USD	693	11/17/2023	1,792
Morgan Stanley Capital Services, Inc.	USD	10,559	GBP	8,464	11/17/2023	(270,719)
Morgan Stanley Capital Services, Inc.	USD	6,252	PLN	26,763	11/29/2023	99,551
Morgan Stanley Capital Services, Inc.	BRL	51,765	USD	10,290	12/04/2023	61,302
Morgan Stanley Capital Services, Inc.	SEK	17,200	USD	1,563	12/07/2023	20,234
Morgan Stanley Capital Services, Inc.	USD	6,987	NOK	75,844	12/07/2023	(190,387)
Morgan Stanley Capital Services, Inc.	INR	69,569	USD	835	12/14/2023	902
Morgan Stanley Capital Services, Inc.	INR	71,054	USD	851	12/14/2023	(1,204)
Morgan Stanley Capital Services, Inc.	USD	20,666	INR	1,728,219	12/14/2023	61,562
Morgan Stanley Capital Services, Inc.	USD	706	INR	58,817	12/14/2023	(76)
Morgan Stanley Capital Services, Inc.	CAD	25,847	USD	18,797	01/10/2024	134,308
Morgan Stanley Capital Services, Inc.	EUR	4,705	USD	5,010	01/10/2024	15,031
Morgan Stanley Capital Services, Inc.	USD	885	EUR	829	01/10/2024	(4,912)
Morgan Stanley Capital Services, Inc.	CNH	77,348	USD	10,641	01/11/2024	54,227
Morgan Stanley Capital Services, Inc.	MYR	17,850	USD	3,844	01/11/2024	80,596
Morgan Stanley Capital Services, Inc.	USD	1,142	MYR	5,307	01/11/2024	(23,111)
Morgan Stanley Capital Services, Inc.	USD	9,588	NZD	16,462	01/11/2024	4,610
Morgan Stanley Capital Services, Inc.	JPY	95,348	USD	643	01/12/2024	6,022

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 39

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services, Inc.	IDR	115,353,523	USD	7,405	01/25/2024	$174,312
Morgan Stanley Capital Services, Inc.	PHP	630,202	USD	11,088	01/25/2024	(9,858)
State Street Bank & Trust Co.	AUD	1,849	USD	1,186	11/08/2023	13,167
State Street Bank & Trust Co.	USD	511	AUD	807	11/08/2023	1,421
State Street Bank & Trust Co.	USD	919	AUD	1,429	11/08/2023	(11,933)
State Street Bank & Trust Co.	CHF	856	USD	957	11/16/2023	14,800
State Street Bank & Trust Co.	SGD	1,314	USD	966	11/16/2023	5,966
State Street Bank & Trust Co.	USD	473	MXN	8,700	11/16/2023	8,532
State Street Bank & Trust Co.	GBP	347	USD	423	11/17/2023	975
State Street Bank & Trust Co.	USD	808	HKD	6,310	11/22/2023	(1,689)
State Street Bank & Trust Co.	THB	242,887	USD	6,579	11/28/2023	(193,215)
State Street Bank & Trust Co.	USD	3,138	THB	114,014	11/28/2023	40,713
State Street Bank & Trust Co.	USD	10,074	THB	360,008	11/28/2023	(35,830)
State Street Bank & Trust Co.	HUF	161,929	USD	441	11/29/2023	(4,848)
State Street Bank & Trust Co.	NOK	4,819	USD	437	12/07/2023	5,304
State Street Bank & Trust Co.	SEK	5,520	USD	501	12/07/2023	6,049
State Street Bank & Trust Co.	USD	216	NOK	2,329	12/07/2023	(7,523)
State Street Bank & Trust Co.	USD	775	SEK	8,586	12/07/2023	(4,940)
State Street Bank & Trust Co.	USD	228	EUR	214	01/10/2024	(365)
State Street Bank & Trust Co.	NZD	742	USD	432	01/11/2024	35
State Street Bank & Trust Co.	NZD	1,664	USD	966	01/11/2024	(3,276)
State Street Bank & Trust Co.	USD	1,650	JPY	245,324	01/12/2024	(12,314)
UBS AG	CHF	945	USD	1,046	11/16/2023	5,945

						$77,843

INFLATION (CPI) SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation (Depreciation)
Goldman Sachs International	USD	110,190	04/25/2030	1.900%	CPI	#	Maturity	$3,523,208	$	– 0	–	$3,523,208
Goldman Sachs International	USD	58,060	03/16/2031	2.289%	CPI	#	Maturity	1,000,911		– 0	–	1,000,911

								$4,524,119	$	– 0	–	$4,524,119

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

40 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency		Current Notional (000)	Maturity Date	Unrealized Appreciation (Depreciation)
Receive Total Return on Reference Obligation
Bank of America, NA
MLABGLIN(1)	SOFR plus 0.25%	Quarterly	USD	40,700	04/15/2024	$(911,176)
Merrill Lynch International
Bloomberg Commodity Index	0.00%	Maturity	USD	25,971	12/15/2023	(728,442)

Pay Total Return on Reference Obligation
UBS AG
FTSE EPRA/NAREIT Developed Real Estate Index	OBFR plus 0.25%	Quarterly	USD	1,159	02/15/2024	133,490
FTSE EPRA/NAREIT Developed Real Estate Index	OBFR plus 0.48%	Quarterly	USD	26,078	09/16/2024	3,100,720

						$1,594,592

(a)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(b)	Non-income producing security.

(c)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(d)	Fair valued by the Adviser.

(e)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
LUKOIL PJSC	01/07/2021	$1,631,127	$0	0.00%

(f)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At October 31, 2023, the aggregate market value of these securities amounted to $4,470,966 or 0.6% of net assets.

(g)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(h)	Affiliated investments.

(i)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CLP – Chilean Peso

CNH – Chinese Yuan Renminbi (Offshore)

COP – Colombian Peso

CZK – Czech Koruna

DKK – Danish Krone

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

HUF – Hungarian Forint

IDR – Indonesian Rupiah

ILS – Israeli Shekel

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

MYR – Malaysian Ringgit

NOK – Norwegian Krone

NZD – New Zealand Dollar

PEN – Peruvian Sol

PHP – Philippine Peso

PLN – Polish Zloty

SEK – Swedish Krona

SGD – Singapore Dollar

THB – Thailand Baht

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 41

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Glossary:

ADR – American Depositary Receipt

CBT – Chicago Board of Trade

CPI – Consumer Price Index

EPRA – European Public Real Estate Association

ETF – Exchange Traded Fund

FTSE – Financial Times Stock Exchange

KC HRW – Kansas City Hard Red Winter

LME – London Metal Exchange

NAREIT – National Association of Real Estate Investment Trusts

OBFR – Overnight Bank Funding Rate

PJSC – Public Joint Stock Company

RBOB – Reformulated Gasoline Blend-Stock for Oxygen Blending (Unleaded Gas)

REG – Registered Shares

REIT – Real Estate Investment Trust

SOFR – Secured Overnight Financing Rate

TSX – Toronto Stock Exchange

ULSD – Ultra-Low Sulfur Diesel

WTI – West Texas Intermediate

(1)	The following table represents the 50 largest equity basket holdings underlying the total return swap in MLABGLIN as of October 31, 2023.

Security Description	Shares	Current Notional		Percent of Basket’s Value
Enbridge, Inc.	86,893	USD	2,781,585	6.8%
American Tower Corp.	13,130		2,339,596	5.8%
Vinci SA	20,277		2,239,272	5.5%
National Grid PLC	1,486		1,764,951	4.3%
TC Energy Corp.	42,113		1,448,798	3.6%
Sempra	17,302		1,211,662	3.0%
Williams Cos., Inc. (The)	33,574		1,154,932	2.8%
Crown Castle, Inc.	12,200		1,134,350	2.8%
Cheniere Energy, Inc.	6,617		1,101,120	2.7%
Exelon Corp.	27,358		1,065,307	2.6%
Energy Transfer LP	80,108		1,053,426	2.6%
Enterprise Products Partners LP	39,732		1,034,618	2.5%
ONEOK, Inc.	15,601		1,017,201	2.5%
Transurban Group	129,386		968,302	2.4%
PG&E Corp.	57,935		944,334	2.3%
Kinder Morgan, Inc.	53,340		864,113	2.1%
Consolidated Edison, Inc.	9,527		836,365	2.1%
Fortis, Inc./Canada	19,583		776,674	1.9%
Cellnex Telecom SA	25,032		733,429	1.8%
Pembina Pipeline Corp.	22,447		690,096	1.7%
American Water Works Co., Inc.	5,692		669,716	1.6%
Edison International	10,452		659,125	1.6%
SBA Communications Corp.	3,111		649,026	1.6%
Ferrovial SE	19,918		598,754	1.5%
Eversource Energy	9,961		535,826	1.3%
Targa Resources Corp.	6,213		519,449	1.3%
CenterPoint Energy, Inc.	17,182		461,860	1.1%
Aena SME SA	1,055		454,358	1.1%
Atmos Energy Corp.	4,104		441,885	1.1%
Terna—Rete Elettrica Naziona	57,197		436,864	1.1%
Snam SpA	82,740		378,683	0.9%

42 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Security Description	Shares	Current Notional		Percent of Basket’s Value
Tokyo Gas Co., Ltd.	870,631	USD	359,302	0.9%
Severn Trent PLC	109		350,846	0.9%
United Utilities Group PLC	271		349,355	0.9%
Hydro One Ltd.	13,147		340,555	0.8%
MPLX LP	9,354		337,129	0.8%
Hong Kong & China Gas Co., Ltd.	428,558		298,500	0.7%
NiSource, Inc.	11,139		280,250	0.7%
APA Group	50,076		261,255	0.6%
Redeia Corporacion SA	16,173		251,372	0.6%
Auckland International Airport Ltd.	15,268		236,668	0.6%
Essential Utilities, Inc.	6,903		230,991	0.6%
ENN Energy Holdings Ltd.	29,998		229,073	0.6%
Brookfield Infrastructure Corp.	10,006		226,539	0.6%
Keyera Corp.	9,140		212,333	0.5%
Getlink SE	12,887		207,532	0.5%
Naturgy Energy Group SA	7,209		203,439	0.5%
Grupo Aeroportuario del Pacifico SAB de CV	1,717		199,928	0.5%
Plains All American Pipeline LP	12,508		189,489	0.5%
China Tower Corp. Ltd.	2,296		181,087	0.4%
Other Long	3,031,931		4,775,422	11.8%

See notes to consolidated financial statements.

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 43

CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES

October 31, 2023

Assets
Investments in securities, at value
Unaffiliated issuers (cost $494,285,255)	$482,071,387	(a)
Affiliated issuers (cost $286,994,101—including investment of cash collateral for securities loaned of $8,077,773)	286,994,101
Cash	136,102
Cash collateral due from broker	22,269,066
Foreign currencies, at value (cost $2,250,601)	2,218,298
Unrealized appreciation on inflation swaps	4,524,119
Unrealized appreciation on forward currency exchange contracts	3,664,274
Unrealized appreciation on total return swaps	3,234,210
Unaffiliated dividends receivable	1,038,487
Affiliated dividends receivable	1,037,042
Receivable for capital stock sold	266,764
Receivable for investment securities sold	186,563

Total assets	807,640,413

Liabilities
Cash collateral due to broker	8,690,000
Payable for collateral received on securities loaned	8,077,773
Unrealized depreciation on forward currency exchange contracts	3,586,431
Unrealized depreciation on total return swaps	1,639,618
Payable for capital stock redeemed	1,051,741
Payable for variation margin on futures	1,033,904
Advisory fee payable	460,607
Distribution fee payable	122,206
Administrative fee payable	27,052
Transfer Agent fee payable	11,786
Directors’ fees payable	2,295
Accrued expenses	698,139

Total liabilities	25,401,548

Net Assets	$782,238,865

Composition of Net Assets
Capital stock, at par	$95,668
Additional paid-in capital	1,013,315,111
Accumulated loss	(231,171,914)

Net Assets	$782,238,865

(a)	Includes securities on loan with a value of $17,022,058 (see Note E).

See notes to consolidated financial statements.

44 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—33 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$5,592,431	670,754	$8.34	*

C	$314,073	37,031	$8.48

Advisor	$22,009,919	2,641,600	$8.33

R	$68,808	8,217	$8.37

K	$691,432	84,104	$8.22

I	$8,646,368	1,050,625	$8.23

1	$569,539,861	69,885,209	$8.15

2	$8,399	1,000	$8.40

Z	$175,367,574	21,289,800	$8.24

*	The maximum offering price per share for Class A shares was $8.71 which reflects a sales charge of 4.25%.

See notes to consolidated financial statements.

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 45

CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended October 31, 2023

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $973,320)	$19,104,984
Affiliated issuers	12,702,196
Interest (net of foreign taxes withheld of $10)	818,052
Securities lending income	391,130
Other income	12,452	$33,028,814

Expenses
Advisory fee (see Note B)	7,114,140
Distribution fee—Class A	16,852
Distribution fee—Class C	4,814
Distribution fee—Class R	352
Distribution fee—Class K	2,511
Distribution fee—Class 1	1,570,642
Transfer agency—Class A	7,463
Transfer agency—Class C	558
Transfer agency—Advisor Class	30,330
Transfer agency—Class R	184
Transfer agency—Class K	2,021
Transfer agency—Class I	5,322
Transfer agency—Class 1	119,521
Transfer agency—Class Z	68,967
Custody and accounting	336,890
Audit and tax	194,380
Registration fees	146,343
Administrative	85,046
Legal	59,961
Printing	45,530
Directors’ fees	28,880
Miscellaneous	81,517

Total expenses	9,922,224
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(298,357)

Net expenses		9,623,867

Net investment income		23,404,947

See notes to consolidated financial statements.

46 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED STATEMENT OF OPERATIONS (continued)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(a)	$(31,472,572)
Forward currency exchange contracts	3,008,929
Futures	(31,592,506)
Swaps	3,490,265
Foreign currency transactions	775,352
Net change in unrealized appreciation (depreciation) of:
Investments(b)	26,958,540
Forward currency exchange contracts	(105,603)
Futures	9,052,066
Swaps	(5,322,091)
Foreign currency denominated assets and liabilities	23,093

Net loss on investment and foreign currency transactions	(25,184,527)

Net Decrease in Net Assets from Operations	$(1,779,580)

(a)	Net of foreign realized capital gains taxes of $7,113.

(b)	Net of decrease in accrued foreign capital gains taxes on unrealized gains of $9,091.

See notes to consolidated financial statements.

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 47

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

Year Ended October 31, 2023	Year Ended October 31, 2022
Increase (Decrease) in Net Assets from Operations
Net investment income	$23,404,947	$19,868,486
Net realized gain (loss) on investment and foreign currency transactions	(55,790,532)	118,941,683
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	30,606,005	(227,760,785)
Contributions from Affiliates (see Note B)	– 0	–	1,612

Net decrease in net assets from operations	(1,779,580)	(88,949,004)
Distributions to Shareholders
Class A	(527,694)	(464,964)
Class C	(41,047)	(12,613)
Advisor Class	(2,418,667)	(1,665,845)
Class R	(4,679)	(5,635)
Class K	(80,877)	(108,197)
Class I	(2,013,871)	(2,495,051)
Class 1	(50,008,810)	(61,937,570)
Class 2	(737)	(981)
Class Z	(26,372,386)	(54,143,835)
Capital Stock Transactions
Net decrease	(164,192,919)	(92,876,275)

Total decrease	(247,441,267)	(302,659,970)
Net Assets
Beginning of period	1,029,680,132	1,332,340,102

End of period	$782,238,865	$1,029,680,132

See notes to consolidated financial statements.

48 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

October 31, 2023

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of nine portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB All Market Real Return Portfolio (the “Fund”), a non-diversified portfolio. As part of the Fund’s investment strategy, the Fund seeks to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Cayman Inflation Strategy, Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Fund is the sole shareholder of the Subsidiary and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As of October 31, 2023, consolidated net assets of the Fund were $782,238,865, of which $101,752,865, or 13%, represented the Fund’s ownership of all issued shares and voting rights of the Subsidiary. This report presents the consolidated financial statements of the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated in consolidation. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class 1, Class 2, Class Z, and Class T shares. Class B and Class T shares have not been issued. Class 1 shares are sold only to the private clients of Sanford C. Bernstein & Co. LLC by its registered representatives. As of October 31, 2023, AllianceBernstein L.P. (the “Adviser”), was the sole shareholder of Class 2 shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class R, Class K, Class 1, and Class Z shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I, and Class 2 shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All 11 classes of shares have identical voting, dividend,

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 49

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Company’s Board of Directors (the “Board”). Pursuant to these procedures, the Adviser serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This

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methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in

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pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and

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any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2023:

Investments in Securities:	Level 1		Level 2		Level 3		Total
Assets:
Common Stocks:
Equity Real Estate Investment Trusts (REITs)	$137,771,248		$39,967,158		$855,356		$178,593,762
Energy	41,527,205		36,001,140		0	(a)	77,528,345
Materials	18,442,773		27,701,672		0	(a)	46,144,445
Real Estate Management & Development	– 0	–	29,993,810		– 0	–	29,993,810
Capital Goods	14,716,923		8,364,258		– 0	–	23,081,181
Utilities	7,464,934		8,682,048		– 0	–	16,146,982
Software & Services	13,581,961		– 0	–	– 0	–	13,581,961
Pharmaceuticals & Biotechnology	7,071,743		2,463,543		– 0	–	9,535,286
Technology Hardware & Equipment	7,434,972		1,366,235		– 0	–	8,801,207
Food Beverage & Tobacco	6,501,163		1,954,274		– 0	–	8,455,437
Financial Services	5,853,217		1,312,305		– 0	–	7,165,522
Media & Entertainment	6,684,657		381,081		– 0	–	7,065,738
Semiconductors & Semiconductor Equipment	6,190,070		493,902		– 0	–	6,683,972
Consumer Discretionary Distribution & Retail	5,241,483		1,211,837		– 0	–	6,453,320
Commercial & Professional Services	4,634,806		1,385,691		– 0	–	6,020,497
Health Care Equipment & Services	5,165,624		– 0	–	0	(a)	5,165,624
Banks	1,092,165		3,867,827		– 0	–	4,959,992
Insurance	2,029,052		2,767,290		– 0	–	4,796,342
Consumer Services	3,559,137		519,208		– 0	–	4,078,345

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Investments in Securities:	Level 1		Level 2		Level 3			Total
Consumer Durables & Apparel	$2,348,394		$1,302,771		$	– 0	–	$3,651,165
Automobiles & Components	1,212,873		1,004,708			– 0	–	2,217,581
Telecommunication Services	– 0	–	1,906,618			– 0	–	1,906,618
Consumer Staples Distribution & Retail	718,602		796,900			– 0	–	1,515,502
Transportation	572,523		534,938			– 0	–	1,107,461
Household & Personal Products	1,067,667		– 0	–		– 0	–	1,067,667
Investment Companies	6,353,625		– 0	–		– 0	–	6,353,625
Warrants	– 0	–	– 0	–		0	(a)	– 0	–
Short-Term Investments	278,916,328		– 0	–		– 0	–	278,916,328
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	8,077,773		– 0	–		– 0	–	8,077,773

Total Investments in Securities	594,230,918		173,979,214			855,356	(a)	769,065,488
Other Financial Instruments(b):
Assets:
Futures	3,411,188		– 0	–		– 0	–	3,411,188	(c)
Forward Currency Exchange Contracts	– 0	–	3,664,274			– 0	–	3,664,274
Inflation (CPI) Swaps	– 0	–	4,524,119			– 0	–	4,524,119
Total Return Swaps	– 0	–	3,234,210			– 0	–	3,234,210
Liabilities:
Futures	(3,910,976)		– 0	–		– 0	–	(3,910,976	)(c)
Forward Currency Exchange Contracts	– 0	–	(3,586,431)			– 0	–	(3,586,431)
Total Return Swaps	– 0	–	(1,639,618)			– 0	–	(1,639,618)

Total	$593,731,130		$180,175,768			$855,356	(a)	$774,762,254

(a)	The Fund held securities with zero market value at period end.

(b)	Other financial instruments include reverse repurchase agreements and derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

(c)	Only variation margin receivable (payable) at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the consolidated portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

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3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention.

In consideration of recent decisions rendered by the European courts, the Fund received reclaims filed to recover taxes withheld on dividends earned from certain European Union countries during calendar years 2018 through 2020. These filings are subject to various administrative and judicial proceedings within these countries. For the year ended October 31, 2023, the Fund successfully recovered taxes withheld by France which is reflected in the statement of operations. No other amounts for additional tax reclaims are disclosed in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

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If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for federal income tax purposes. Note that the loss from the Subsidiary’s contemplated activities also cannot be carried forward to reduce future Subsidiary’s income in subsequent years. However, if the Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as income for federal income tax purposes.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s consolidated financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital

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accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the Fund’s average daily net assets. The Adviser agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding extraordinary expenses, interest expense, and acquired fund fees and expenses other than the advisory fees of any AB mutual Funds in which the Fund may invest) on an annual basis (the “Expense Caps”) to 1.30%, 2.05%, 1.05%, 1.55%, 1.30%, 1.05%, 1.30%, 1.05% and 1.05% of daily average net assets for Class A, Class C, Advisor Class, Class R, Class K, Class I, Class 1, Class 2 and Class Z shares, respectively. This fee waiver and/or expense reimbursement agreement will remain in effect until January 31, 2024. For the year ended October 31, 2023, such reimbursement amounted to $45.

The Subsidiary has entered into a separate agreement with the Adviser for the management of the Subsidiary’s portfolio. The Adviser receives no compensation from the Subsidiary for its services under the agreement.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended October 31, 2023, the reimbursement for such services amounted to $85,046.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $152,913 for the year ended October 31, 2023.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $834 from the sale of Class A shares and received $2 and $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended October 31, 2023.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and

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bears its own expenses. The Adviser had contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of ..10%) until August 31, 2023. Effective September 1, 2023, the Adviser has contractually agreed to waive .05% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .15%) until August 31, 2024. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended October 31, 2023, such waiver amounted to $293,946.

A summary of the Fund’s transactions in AB mutual funds for the year ended October 31, 2023 is as follows:

Fund	Market Value 10/31/22 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/23 (000)	Dividend Income (000)
Government Money Market Portfolio	$284,520	$575,474	$581,078	$278,916	$12,702
Government Money Market Portfolio*	5,936	158,848	156,706	8,078	111

Total				$286,994	$12,813

*	Investments of cash collateral for securities lending transactions (see Note E).

During the year ended October 31, 2022, the Adviser reimbursed the Fund $1,612 for trading losses incurred due to a trade entry error.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”) at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares, .25% of the Fund’s average daily net assets attributable to Class K shares and .25% of the Fund’s average daily net assets attributable to Class 1 shares. There are no distribution and servicing fees on the Advisor Class, Class I, Class 2 and Class Z shares. Payments under the Plan in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

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Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $160,607, $17,109, $19,741 and $1,943,071 for Class C, Class R, Class K and Class 1 shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2023 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$446,753,955		$668,252,945
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$1,158,681,003

Gross unrealized appreciation	$53,297,326
Gross unrealized depreciation	(421,492,198)

Net unrealized depreciation	$(368,194,872)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which

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they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the consolidated statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the consolidated statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended October 31, 2023, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value

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of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended October 31, 2023, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the consolidated statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the consolidated statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the consolidated statement of assets and liabilities

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and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the consolidated statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the consolidated statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the consolidated statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

During the year ended October 31, 2023, the Fund held inflation (CPI) swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the year ended October 31, 2023, the Fund held total return swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

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During the year ended October 31, 2023, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Receivable for variation margin on futures	$89,851	*	Payable for variation margin on futures	$366,208	*

Commodity contracts	Receivable for variation margin on futures	3,321,337	*	Payable for variation margin on futures	3,544,768	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	3,664,274		Unrealized depreciation on forward currency exchange contracts	3,586,431

Interest rate contracts	Unrealized appreciation on inflation swaps	4,524,119

Commodity contracts				Unrealized depreciation on total return swaps	728,442

Equity contracts	Unrealized appreciation on total return swaps	3,234,210		Unrealized depreciation on total return swaps	911,176

Total		$14,833,791			$9,137,025

*

Only variation margin receivable/payable at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the consolidated portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Consolidated Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	$(2,120,981)	$(497,738)

Commodity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	(29,471,525)	9,549,804

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Consolidated Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) of forward currency exchange contracts	$3,008,929	$(105,603)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	4,104,901	(3,379,942)

Commodity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	(21,600)	(728,442)

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	(593,036)	(1,213,707)

Total		$(25,093,312)	$3,624,372

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended October 31, 2023:

Futures:
Average notional amount of buy contracts	$291,280,624
Average notional amount of sale contracts	$27,265,049	(a)
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$311,204,791
Average principal amount of sale contracts	$315,713,290
Inflation Swaps:
Average notional amount	$205,588,462
Total Return Swaps:
Average notional amount	$84,877,001

(a)	Positions were open for nine months during the year.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the consolidated statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of October 31, 2023. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

AB All Market Real Return Portfolio

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*		Security Collateral Received*			Net Amount of Derivative Assets
Bank of America, NA	$1,281,369	$(1,281,369)		$ – 0	–	$	– 0	–	$	– 0	–
Bank of New York (The)	1,401	– 0	–	– 0	–		– 0	–		1,401
Barclays Bank PLC	548,109	(334,890)		– 0	–		– 0	–		213,219
BNP Paribas SA	235	(235)		– 0	–		– 0	–		– 0	–
Deutsche Bank AG	275,463	(270,352)		– 0	–		– 0	–		5,111
Goldman Sachs Bank USA/Goldman Sachs International	4,844,690	(189,401)		(4,430,000)			– 0	–		225,289
JPMorgan Chase Bank, NA	163,157	(76,973)		– 0	–		– 0	–		86,184
Morgan Stanley Capital Services, Inc.	971,062	(971,062)		– 0	–		– 0	–		– 0	–
State Street Bank & Trust Co.	96,962	(96,962)		– 0	–		– 0	–		– 0	–
UBS AG	3,240,155	– 0	–	(3,240,155)			– 0	–		– 0	–

Total	$11,422,603	$(3,221,244)		$(7,670,155)		$	– 0	–		$531,204	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*		Security Collateral Pledged*			Net Amount of Derivative Liabilities
Bank of America, NA	$2,020,898	$(1,281,369)		$(739,529)		$	– 0	–	$	– 0	–
Barclays Bank PLC	334,890	(334,890)		– 0	–		– 0	–		– 0	–
BNP Paribas SA	96,123	(235)		(10,000)			– 0	–		85,888
Citibank, NA	31,687	– 0	–	– 0	–		– 0	–		31,687
Deutsche Bank AG	270,352	(270,352)		– 0	–		– 0	–		– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	189,401	(189,401)		– 0	–		– 0	–		– 0	–
HSBC Bank USA	8,810	– 0	–	– 0	–		– 0	–		8,810
JPMorgan Chase Bank, NA	76,973	(76,973)		– 0	–		– 0	–		– 0	–
Morgan Stanley Capital Services, Inc.	1,192,540	(971,062)		– 0	–		– 0	–		221,478
State Street Bank & Trust Co.	275,933	(96,962)		– 0	–		– 0	–		178,971

Total	$4,497,607	$(3,221,244)		$(749,529)		$	– 0	–		$526,834	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

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^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

AllianceBernstein Cayman Inflation Strategy, Ltd.

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*	Security Collateral Pledged*			Net Amount of Derivative Liabilities
Merrill Lynch International	$728,442	$	– 0	–	$(728,442)	$	– 0	–	$	– 0	–

Total	$728,442	$	– 0	–	$(728,442)	$	– 0	–		$0	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. If the Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If

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the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the consolidated statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the consolidated statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the year ended October 31, 2023 is as follows:

				Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned	Advisory Fee Waived
$17,022,058	$8,077,773	$10,362,081	$279,869	$111,261	$4,366

*	As of October 31, 2023.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022

Class A
Shares sold	163,872	349,177	$1,439,758	$3,423,280

Shares issued in reinvestment of dividends	56,810	45,750	497,656	433,245

Shares converted from Class C	112	10,676	981	109,344

Shares redeemed	(281,777)	(164,526)	(2,471,495)	(1,613,537)

Net increase (decrease)	(60,983)	241,077	$(533,100)	$2,352,332

Class C
Shares sold	71	55,339	$635	$550,702

Shares issued in reinvestment of dividends	4,357	1,299	39,080	12,612

Shares converted to Class A	(109)	(10,463)	(981)	(109,344)

Shares redeemed	(28,932)	(2,901)	(257,538)	(28,381)

Net increase (decrease)	(24,613)	43,274	$(218,804)	$425,589

Advisor Class
Shares sold	789,004	2,640,030	$6,886,700	$26,830,283

Shares issued in reinvestment of dividends	189,885	135,873	1,657,704	1,282,638

Shares redeemed	(1,807,728)	(982,915)	(15,808,818)	(9,652,710)

Net increase (decrease)	(828,839)	1,792,988	$(7,264,414)	$18,460,211

Class R
Shares sold	1,112	926	$9,974	$9,244

Shares issued in reinvestment of dividends	530	591	4,679	5,634

Shares redeemed	(1,060)	(26)	(9,826)	(262)

Net increase	582	1,491	$4,827	$14,616

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	Shares		Amount
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022

Class K
Shares sold	35,430	123,524	$306,173	$1,212,120

Shares issued in reinvestment of dividends	9,361	11,559	80,877	108,197

Shares redeemed	(78,127)	(125,956)	(667,661)	(1,234,185)

Net increase (decrease)	(33,336)	9,127	$(280,611)	$86,132

Class I
Shares sold	207,260	541,727	$1,784,589	$5,327,187

Shares issued in reinvestment of dividends	233,628	267,422	2,013,871	2,495,050

Shares redeemed	(2,408,629)	(315,402)	(20,798,036)	(3,078,805)

Net increase (decrease)	(1,967,741)	493,747	$(16,999,576)	$4,743,432

Class 1
Shares sold	10,846,957	14,122,033	$92,918,321	$137,649,533

Shares issued in reinvestment of dividends	3,020,775	5,191,186	25,827,622	48,122,290

Shares redeemed	(15,310,686)	(11,984,056)	(131,756,480)	(117,086,783)

Net increase (decrease)	(1,442,954)	7,329,163	$(13,010,537)	$68,685,040

Class Z
Shares sold	9,474	14,904,457	$83,311	$150,963,872

Shares issued in reinvestment of dividends	3,055,896	5,796,984	26,372,382	54,143,834

Shares redeemed	(17,636,850)	(41,035,392)	(152,346,397)	(392,751,333)

Net decrease	(14,571,480)	(20,333,951)	$(125,890,704)	$(187,643,627)

There were no transactions in capital shares for Class 2 for the year ended October 31, 2023 and the year ended October 31, 2022.

At October 31, 2023, certain AB mutual funds owned approximately 12% of the Fund’s outstanding shares. Significant transactions by such shareholder, if any, may impact the Fund’s performance.

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NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock, commodity and bond markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effect of potential central bank monetary policy, and government fiscal policy, initiatives and resulting market reactions to those initiatives.

Commodity Risk—Investing in commodities and commodity-linked derivative instruments, either directly or through the Subsidiary, may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which

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could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline, as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well developed and the securities may trade less frequently. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Subsidiary Risk—By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to

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the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in the Fund’s Prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Fund or its shareholders.

Real Estate Risk—The Fund’s investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs, may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

Non-Diversification Risk—The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV.

LIBOR Replacement Risk—The Fund may be exposed to debt securities, derivatives or other financial instruments that recently transitioned from the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. LIBOR’s administrator, ICE Benchmark Administration, ceased publishing most LIBOR settings (including some U.S. LIBOR settings) by the end of 2021 and the remaining (and most widely used) U.S. Dollar LIBOR settings after June 30, 2023. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will permit the use of synthetic U.S. Dollar LIBOR rates for non-U.S. contracts through September 30, 2024, but any such rates would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the Secured Overnight Financing Rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market. There is no assurance that the composition or characteristics of SOFR or any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that the market for SOFR-linked financial instruments will have the same volume or liquidity as did the market for LIBOR-linked financial instruments prior to LIBOR’s discontinuance or unavailability. Neither the long-term effects of the LIBOR transition process nor its ultimate success can yet be known.

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Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the consolidated statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2023.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2023 and October 31, 2022 were as follows:

	2023	2022
Distributions paid from:
Ordinary income	$81,468,768	$120,834,691

Total distributions paid	$81,468,768	$120,834,691

As of October 31, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$27,849,084
Accumulated capital and other losses	(50,322,025	)(a)
Unrealized appreciation (depreciation)	(368,272,197	)(b)

Total accumulated earnings (deficit)	$(390,745,138	)(c)

(a)	As of October 31, 2023, the Fund had a net capital loss carryforward of $50,322,025.

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(b)	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of earnings from the Subsidiary, the tax treatment of swaps, and the tax deferral of losses on wash sales.

(c)	The difference between book-basis and tax-basis components of accumulated earnings (deficit) is attributable primarily to the accrual of foreign capital gains tax.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2023, the Fund had a net short-term capital loss carryforward of $37,807,735 and a net long-term capital loss carryforward of $12,514,290, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to book/tax differences associated with the treatment of earnings from the Subsidiary resulted in a net decrease in accumulated loss and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE K

Subsequent Events

At a meeting held on October 31-November 2, 2023, the Board approved: (i) the discontinuance of the offering of Class K and Class R shares of the Fund to investors; (ii) the liquidation of the assets corresponding to such classes; (iii) the making of a final liquidating distribution to the remaining shareholders of each such class; and (iv) the redemption of all outstanding shares of each such class in the liquidating distribution or immediately thereafter. The Fund has suspended sales of Class K and Class R shares to new investors effective November 3, 2023. The Fund expects to make liquidating distributions to shareholders based on net asset value no later than nine months from the date of the approval of the Board. The Board also approved the suspension of the sale and closure of Class 2 shares. The Fund suspended sales of Class 2 shares effective November 3, 2023.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Management has evaluated subsequent events for possible recognition or disclosure in the consolidated financial statements through the date the consolidated financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Fund’s consolidated financial statements through this date.

76 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended October 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 9.14	$ 10.81	$ 7.65	$ 8.66	$ 8.53

Income From Investment Operations

Net investment income(a)(b)	.20	.14	.27	.09	.12

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.29)	(.86)	3.14	(.96)	.13

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	(.09)	(.72)	3.41	(.87)	.25

Less: Dividends

Dividends from net investment income	(.71)	(.95)	(.25)	(.14)	(.12)

Net asset value, end of period	$ 8.34	$ 9.14	$ 10.81	$ 7.65	$ 8.66

Total Return

Total investment return based on net asset value(d)*	(1.37)%	(7.01)%	45.48	%+	(10.11)%	2.97%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$5,592	$6,690	$5,306	$6,926	$10,634

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	1.18%	1.16%	1.29%	1.29%	1.30%

Expenses, before waivers/reimbursements(e)(f)‡	1.21%	1.18%	1.39%	1.40%	1.32%

Net investment income(b)	2.29%	1.46%	2.86%	1.10%	1.42%

Portfolio turnover rate	69%	79%	65%	88%	100%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.06%	.03%	.03%	.04%	.02%

See footnote summary on page 86.

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 77

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended October 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 9.31	$ 10.86	$ 7.66	$ 8.63	$ 8.49

Income From Investment Operations

Net investment income (loss)(a)(b)	.14	.07	(.49)	.03	.06

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.30)	(.89)	3.86	(.95)	.11

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	(.16)	(.82)	3.37	(.92)	.17

Less: Dividends

Dividends from net investment income	(.67)	(.73)	(.17)	(.05)	(.03)

Net asset value, end of period	$ 8.48	$ 9.31	$ 10.86	$ 7.66	$ 8.63

Total Return

Total investment return based on net asset value(d)*	(2.15)%	(7.71)%	44.41%	(10.74	)%+	2.05	%+

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$314	$574	$199	$508	$754

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	1.93%	1.94%	2.04%	2.04%	2.05%

Expenses, before waivers/reimbursements(e)(f)‡	1.97%	1.96%	2.19%	2.15%	2.07%

Net investment income (loss)(b)	1.54%	.72%	(5.20)%	.34%	.66%

Portfolio turnover rate	69%	79%	65%	88%	100%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.06%	.03%	.03%	.04%	.02%

See footnote summary on page 86.

78 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended October 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 9.14	$ 10.79	$ 7.63	$ 8.63	$ 8.51

Income From Investment Operations

Net investment income(a)(b)	.22	.17	.16	.11	.14

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.30)	(.87)	3.27	(.95)	.12

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	(.08)	(.70)	3.43	(.84)	.26

Less: Dividends

Dividends from net investment income	(.73)	(.95)	(.27)	(.16)	(.14)

Net asset value, end of period	$ 8.33	$ 9.14	$ 10.79	$ 7.63	$ 8.63

Total Return

Total investment return based on net asset value(d)*	(1.25)%	(6.64)%	45.82	%+	(9.79)%	3.15%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$22,010	$31,703	$18,096	$11,761	$18,611

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	.93%	.91%	1.04%	1.04%	1.05%

Expenses, before waivers/reimbursements(e)(f)‡	.96%	.93%	1.17%	1.14%	1.07%

Net investment income(b)	2.53%	1.75%	1.60%	1.33%	1.66%

Portfolio turnover rate	69%	79%	65%	88%	100%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.06%	.03%	.03%	.04%	.02%

See footnote summary on page 86.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended October 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 9.16	$ 10.83	$ 7.53	$ 8.53	$ 8.40

Income From Investment Operations

Net investment income (loss)(a)(b)	.17	.11	(.02)	.07	.10

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.30)	(.88)	3.41	(.95)	.11

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	(.13)	(.77)	3.39	(.88)	.21

Less: Dividends

Dividends from net investment income	(.66)	(.90)	(.09)	(.12)	(.08)

Net asset value, end of period	$ 8.37	$ 9.16	$ 10.83	$ 7.53	$ 8.53

Total Return

Total investment return based on net asset value(d)*	(1.77)%	(7.32)%	45.23	%+	(10.32)%	2.62%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$69	$70	$67	$54	$271

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	1.52%	1.53%	1.54%	1.54%	1.55%

Expenses, before waivers/reimbursements(e)(f)‡	1.61%	1.59%	1.57%	1.60%	1.57%

Net investment income (loss)(b)	1.96%	1.06%	(.19)%	.92%	1.16%

Portfolio turnover rate	69%	79%	65%	88%	100%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.06%	.03%	.03%	.04%	.02%

See footnote summary on page 86.

80 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended October 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 9.02	$ 10.68	$ 7.55	$ 8.55	$ 8.42

Income From Investment Operations

Net investment income (loss)(a)(b)	.19	.13	(.02)	.08	.12

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.29)	(.85)	3.39	(.94)	.13

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	(.10)	(.72)	3.37	(.86)	.25

Less: Dividends

Dividends from net investment income	(.70)	(.94)	(.24)	(.14)	(.12)

Net asset value, end of period	$ 8.22	$ 9.02	$ 10.68	$ 7.55	$ 8.55

Total Return

Total investment return based on net asset value(d)*	(1.52)%	(7.08)%	45.60	%+	(10.10)%	3.03%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$691	$1,059	$1,157	$1,453	$2,069

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	1.27%	1.26%	1.26%	1.28%	1.27%

Expenses, before waivers/reimbursements(e)(f)‡	1.30%	1.28%	1.28%	1.29%	1.28%

Net investment income (loss)(b)	2.22%	1.33%	(.18)%	1.08%	1.44%

Portfolio turnover rate	69%	79%	65%	88%	100%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.06%	.03%	.03%	.04%	.02%

See footnote summary on page 86.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Year Ended October 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 9.03	$ 10.70	$ 7.58	$ 8.58	$ 8.46

Income From Investment Operations

Net investment income(a)(b)	.23	.17	.09	.12	.15

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.30)	(.86)	3.32	(.94)	.13

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	(.07)	(.69)	3.41	(.82)	.28

Less: Dividends

Dividends from net investment income	(.73)	(.98)	(.29)	(.18)	(.16)

Net asset value, end of period	$ 8.23	$ 9.03	$ 10.70	$ 7.58	$ 8.58

Total Return

Total investment return based on net asset value(d)*	(1.09)%	(6.75)%	46.03	%+	(9.76)%	3.39%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$8,646	$27,260	$27,013	$21,817	$23,541

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	.84%	.86%	.84%	.86%	.85%

Expenses, before waivers/reimbursements(e)(f)‡	.87%	.88%	.85%	.87%	.86%

Net investment income(b)	2.61%	1.74%	.88%	1.49%	1.79%

Portfolio turnover rate	69%	79%	65%	88%	100%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.06%	.03%	.03%	.04%	.02%

See footnote summary on page 86.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 1
Year Ended October 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 8.95	$ 10.61	$ 7.52	$ 8.51	$ 8.39

Income From Investment Operations

Net investment income(a)(b)	.20	.15	.13	.10	.13

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.29)	(.85)	3.23	(.93)	.12

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	(.09)	(.70)	3.36	(.83)	.25

Less: Dividends

Dividends from net investment income	(.71)	(.96)	(.27)	(.16)	(.13)

Net asset value, end of period	$ 8.15	$ 8.95	$ 10.61	$ 7.52	$ 8.51

Total Return

Total investment return based on net asset value(d)*	(1.36)%	(6.85)%	45.63%	(9.94)%	3.14%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$569,541	$638,229	$678,946	$470,635	$608,485

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	1.09%	1.08%	1.08%	1.10%	1.09%

Expenses, before waivers/reimbursements(e)(f)‡	1.12%	1.10%	1.10%	1.11%	1.10%

Net investment income(b)	2.38%	1.50%	1.33%	1.26%	1.62%

Portfolio turnover rate	69%	79%	65%	88%	100%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.06%	.03%	.03%	.04%	.02%

See footnote summary on page 86.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 2
Year Ended October 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 9.20	$ 10.88	$ 7.70	$ 8.71	$ 8.58

Income From Investment Operations

Net investment income(a)(b)	.24	.18	.14	.12	.16

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.30)	(.88)	3.33	(.95)	.13

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	(.06)	(.70)	3.47	(.83)	.29

Less: Dividends

Dividends from net investment income	(.74)	(.98)	(.29)	(.18)	(.16)

Net asset value, end of period	$ 8.40	$ 9.20	$ 10.88	$ 7.70	$ 8.71

Total Return

Total investment return based on net asset value(d)*	(1.04)%	(6.63)%	46.10%	(9.70)%	3.46%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$8	$9	$11	$8	$9

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	.77%	.81%	.83%	.82%	.81%

Expenses, before waivers/reimbursements(e)(f)‡	.80%	.83%	.84%	.84%	.81%

Net investment income(b)	2.68%	1.78%	1.45%	1.53%	1.90%

Portfolio turnover rate	69%	79%	65%	88%	100%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.06%	.03%	.03%	.04%	.02%

See footnote summary on page 86.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class Z
Year Ended October 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 9.04	$ 10.70	$ 7.58	$ 8.58	$ 8.46

Income From Investment Operations

Net investment income(a)(b)	.23	.17	.14	.12	.16

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.29)	(.85)	3.27	(.94)	.12

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	(.06)	(.68)	3.41	(.82)	.28

Less: Dividends

Dividends from net investment income	(.74)	(.98)	(.29)	(.18)	(.16)

Net asset value, end of period	$ 8.24	$ 9.04	$ 10.70	$ 7.58	$ 8.58

Total Return

Total investment return based on net asset value(d)*	(1.08)%	(6.64)%	46.17%	(9.75)%	3.37%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$175,368	$324,086	$601,545	$415,967	$487,326

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	.85%	.83%	.84%	.85%	.84%

Expenses, before waivers/reimbursements(e)(f)‡	.88%	.85%	.85%	.86%	.85%

Net investment income(b)	2.66%	1.76%	1.44%	1.51%	1.89%

Portfolio turnover rate	69%	79%	65%	88%	100%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.06%	.03%	.03%	.04%	.02%

See footnote summary on page 86.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended October 31, 2023, October 31, 2022, October 31, 2021, October 31, 2020 and October 31, 2019, such waiver amounted to .03%, .02%, .01%, .01% and .01%, respectively.

(f)	The expense ratios presented below exclude interest/bank overdraft expense:

	Year Ended October 31,
	2023	2022	2021	2020	2019

Class A
Net of waivers/reimbursements	1.18%	1.16%	1.29%	1.29%	1.29%
Before waivers/reimbursements	1.21%	1.18%	1.39%	1.40%	1.32%
Class C
Net of waivers/reimbursements	1.93%	1.94%	2.04%	2.04%	2.04%
Before waivers/reimbursements	1.97%	1.96%	2.19%	2.15%	2.07%
Advisor Class
Net of waivers/reimbursements	.93%	.91%	1.04%	1.04%	1.04%
Before waivers/reimbursements	.96%	.93%	1.17%	1.14%	1.07%
Class R
Net of waivers/reimbursements	1.52%	1.53%	1.54%	1.54%	1.54%
Before waivers/reimbursements	1.61%	1.59%	1.57%	1.60%	1.57%
Class K
Net of waivers/reimbursements	1.27%	1.26%	1.26%	1.28%	1.27%
Before waivers/reimbursements	1.30%	1.28%	1.28%	1.29%	1.28%
Class I
Net of waivers/reimbursements	.84%	.86%	.84%	.86%	.84%
Before waivers/reimbursements	.87%	.88%	.85%	.87%	.85%
Class 1
Net of waivers/reimbursements	1.09%	1.08%	1.08%	1.10%	1.09%
Before waivers/reimbursements	1.12%	1.10%	1.10%	1.11%	1.09%
Class 2
Net of waivers/reimbursements	.77%	.81%	.83%	.82%	.81%
Before waivers/reimbursements	.80%	.82%	.84%	.84%	.81%
Class Z
Net of waivers/reimbursements	.85%	.83%	.84%	.85%	.83%
Before waivers/reimbursements	.88%	.85%	.85%	.86%	.84%

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended October 31, 2020 and October 31, 2019 by .02% and .07%, respectively.

+

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

See notes to consolidated financial statements.

86 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AB All Market Real Return Portfolio

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of AB All Market Real Return Portfolio (the “Fund”) (one of the portfolios constituting AB Bond Fund, Inc. (the “Company”)), including the consolidated portfolio of investments, as of October 31, 2023, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the portfolios constituting AB Bond Fund, Inc.) at October 31, 2023, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud,

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

December 22, 2023

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2023 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended October 31, 2023. For individual shareholders, the Fund designates 22.44% of dividends paid as qualified dividend income. For corporate shareholders, 6.20% of dividends paid qualify for the dividends received deduction. For foreign shareholders, 2.81% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2024.

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BOARD OF DIRECTORS

Garry L. Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1)

OFFICERS

Vinod Chathlani(2), Vice President Daniel J. Loewy(2), Vice President Leon Zhu(2), Vice President Nancy E. Hay, Secretary Michael B. Reyes, Senior Vice President	Stephen M. Woetzel, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

One Congress Street, Suite 1

Boston, MA 02114

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s All Market Real Return Portfolio Team. Messrs. Chathlani, Loewy and Zhu are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Portfolio are managed under the direction of the Board of Directors. Certain information concerning the Portfolio’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Onur Erzan,# 1345 Avenue of the Americas New York, NY 10105 47 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”), Head of Global Client Group and Head of Private Wealth. He oversees AB’s entire private wealth management business and third-party institutional and retail franchise, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. He is also a member of the Equitable Holdings Management Committee. Prior to joining the firm in January 2021, he spent over 19 years with McKinsey (management consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics and digital assets and capabilities) globally.	82	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS

Garry L. Moody,## Chairman of the Board 71 (2008)	Private Investor since prior to 2018. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He served as a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council from October 2019 through September 2023, where he also served as Chairman of the Governance Committee from October 2021 through September 2023. He is Chairman of the AB Funds and Chairman of the Independent Directors Committees since January 2023; he has served as a director or trustee since 2008, and served as Chairman of the Audit Committee of such funds from 2008 to February 2023.	82	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Jorge A. Bermudez,## 72 (2020)	Private Investor since prior to 2018. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008; Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007; and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016; and Chair of the Audit Committee of the Board of Directors of Moody’s Corporation since December 2022. He has served as director or trustee of the AB Funds since January 2020.	82	Moody’s Corporation since April 2011

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Michael J. Downey,## 79 (2005)	Private Investor since prior to 2018. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2018 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	82	None

Nancy P. Jacklin,## 75 (2006)	Private Investor since prior to 2018. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and served as Chair of the Governance and Nominating Committees of the AB Funds from 2014 to August 2023.	82	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Jeanette W. Loeb,## 71 (2020)	Private Investor since prior to 2018. Director of New York City Center since 2005. Formerly, Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to April 2023. She was a director of Apollo Investment Corp. (business development company) from August 2011 to July 2023 and a director of AB Multi-Manager Alternative Fund (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020 and serves as Chair of the Governance and Nominating Committees of the AB Funds since August 2023.	82	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Carol C. McMullen,## 68 (2016)	Private Investor and a member of the Advisory Board of Butcher Box (since 2018) and serves as Advisory Board Chair as of June 2023. Formerly, Managing Director of Slalom Consulting (consulting) from 2014 until July 2023; member, Mass General Brigham (formerly, Partners Healthcare) Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016 and serves as Chair of the Audit Committees of such funds since February 2023.	82	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Marshall C. Turner, Jr.,## 82 (2005)	Private Investor since prior to 2018. He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. Former Chairman and CEO of Dupont Photomasks, Inc. (semi-conductor manufacturing equipment) from 2003 through 2006. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the board of the George Lucas Educational Foundation. He has served as a director of one AB Fund since 1992, and director or trustee of all the AB Funds since 2005. He has served as both Chairman of the AB Funds and Chairman of the Independent Directors Committees from 2014 through December 2022.	82	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Erzan is an “interested person” of the Fund as defined in the “40 Act”, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Onur Erzan 47	President and Chief Executive Officer	See biography above.

Vinod Chathlani 41	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2018.

Daniel J. Loewy 49	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2018. He is Chief Investment Officer and Head of Multi-Asset and Hedge Fund Solutions; and Chief Investment Officer of Dynamic Asset Allocation.

Leon Zhu 56	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2018.

Nancy E. Hay 51	Secretary	Senior Vice President and Counsel of the Adviser**, with which she has been associated since prior to 2018 and Assistant Secretary of ABI**.

Michael B. Reyes 47	Senior Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2018.

Stephen M. Woetzel 52	Treasurer and Chief Financial Officer	Senior Vice President of ABIS**, with which he has been associated since prior to 2018.

Phyllis J. Clarke 62	Controller	Vice President of ABIS**, with which she has been associated since prior to 2018.

Jennifer Friedland 49	Chief Compliance Officer	Vice President of the Adviser** since 2020 and Mutual Fund Chief Compliance Officer (of all Funds since January 2023 and of the ETF Funds since 2022). Before joining the Adviser** in 2020, she was Chief Compliance Officer at WestEnd Advisors, LLC from prior to 2018 until 2019.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Strategy.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2023, which covered the period January 1, 2022 through December 31, 2022 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB All Market Real Return Portfolio (the “Fund”) at meetings held in-person on August 1-2, 2023 and October 31-November 2, 2023 (the “Meetings”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

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judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2021 and 2022 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution

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expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meetings, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meetings, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Advisor Class shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Advisor Class shares against a broad-based securities market index, in each case for the 1-, 3-, 5-, and 10-year periods ended May 31, 2023 and July 31, 2023 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual advisory fee rate with a peer group median and noted that it was lower than the median. They also noted that the Adviser’s total rate of compensation, taking into account the impact of the administrative

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expense reimbursement paid to the Adviser in the latest fiscal year, was lower than the median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Advisor Class shares of the Fund in comparison to the medians for a peer group and a peer universe selected by the 15(c) service provider. The Advisor Class expense ratio of the Fund was based on the Fund’s latest fiscal year. The Adviser had agreed to cap the Fund’s expenses, but the directors noted that the Fund’s expense ratio was currently below the level of the Adviser’s cap. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund

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by others. The directors noted that the Fund’s expense ratio was above the medians. After reviewing and discussing the Adviser’s explanation of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset level (which was well below the level at which they would anticipate adding an initial breakpoint) and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Low Volatility Equity Portfolio1

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

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TAXABLE

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Short Duration High Yield Portfolio1

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ALTERNATIVES

All Market Real Return Portfolio

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MULTI-ASSET

All Market Total Return Portfolio

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CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Disruptors ETF

High Yield ETF

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Ultra Short Income ETF

US High Dividend ETF

US Large Cap Strategic Equities ETF

US Low Volatility Equity ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to July 5, 2023, International Low Volatility Equity Portfolio was named International Strategic Core Portfolio and Short Duration High Yield Portfolio was named Limited Duration High Income Portfolio.

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NOTES

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NOTES

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NOTES

108 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

AB ALL MARKET REAL RETURN PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

AMRR-0151-1023

OCT    10.31.23

ANNUAL REPORT

AB BOND INFLATION STRATEGY

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Bond Inflation Strategy (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB BOND INFLATION STRATEGY | 1

ANNUAL REPORT

December 4, 2023

This report provides management’s discussion of fund performance for the AB Bond Inflation Strategy for the annual reporting period ended October 31, 2023.

The Fund’s investment objective is to maximize real return without assuming what the Adviser considers to be undue risk.

NAV RETURNS AS OF OCTOBER 31, 2023 (unaudited)

	6 Months	12 Months

AB BOND INFLATION STRATEGY

Class 1 Shares[1]	-2.45%	1.84%

Class 2 Shares[1]	-2.49%	1.94%

Class A Shares	-2.56%	1.70%

Class C Shares	-2.93%	0.85%

Advisor Class Shares[2]	-2.43%	1.93%

Class R Shares[2]	-2.67%	1.41%

Class K Shares[2]	-2.65%	1.58%

Class I Shares[2]	-2.46%	1.88%

Class Z Shares[2]	-2.49%	1.83%

Bloomberg 1-10 Year TIPS Index	-2.72%	0.88%

1

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its benchmark, the Bloomberg 1-10 Year Treasury Inflation-Protected Securities (“TIPS”) Index, for the six- and 12-month periods ended October 31, 2023.

During both periods, all share classes except Class C outperformed the benchmark, before sales charges. In the 12-month period, sector allocation was the largest contributor, relative to the benchmark, from allocations to investment-grade corporate bonds, agency risk-sharing transactions, collateralized loan obligations and asset-backed securities that contributed more to performance than losses from allocations to Consumer Price Index (“CPI”) swaps and interest-rate swaps. Yield-curve positioning on the

2 | AB BOND INFLATION STRATEGY	abfunds.com

two- and 10-year parts of the yield curve also contributed. Overall positioning in US TIPS detracted, as positioning in six-month TIPS contributed more than losses from positioning in two- and 10-year TIPS. Currency decisions in the British pound and Japanese yen were minor detractors.

Over the six-month period, sector allocation added the most to relative performance, mostly from allocations to investment-grade and high-yield corporate bonds, agency risk-sharing transactions and asset-backed securities that added more to relative performance than losses from allocations to US Treasury futures and interest-rate swaps. Yield-curve positioning also contributed, from positioning on the 10-year part of the yield curve that outweighed a loss from yield-curve positioning on the five-year part of the curve. Overall positioning in US TIPS detracted from results. Currency decisions in the British pound were a minor detractor to performance during the period.

The Fund’s heightened turnover rate of 125% was a result of the Fund shifting into more attractive government-related bonds. However, the Fund incurred lower turnover rate in non-government securities, which generally have higher transaction cost than government-related transactions.

During both periods, the Fund used currency forwards to hedge currency risk and actively manage currency positions. Treasury futures and interest rate swaps were used to manage duration, country exposure and yield-curve positioning. CPI swaps were used to hedge inflation and for investment purposes. Credit default swaps were used in the corporate and commercial mortgage-backed securities sectors for hedging and investment purposes.

MARKET REVIEW AND INVESTMENT STRATEGY

During the 12-month period ended October 2023, fixed-income government bond market yields were extremely volatile in all major developed markets, and developed-market government bond returns diverged based on individual country growth and inflation expectations. Most central banks raised interest rates significantly to combat inflation and then paused further interest-rate hikes. Government bond returns in aggregate were positive, as returns rose in Italy, Japan and Spain, and fell in the UK, Australia, Germany, the US and Canada. Overall, developed-market investment-grade corporate bonds significantly outperformed government bonds, including in the US and eurozone. High-yield corporate bonds advanced and materially outperformed government bonds—especially in the eurozone and US. Emerging-market local-currency sovereign bonds led risk asset returns, as the US dollar was mixed against all currencies. Emerging-market hard-currency sovereign and corporate bonds had strong relative positive returns, particularly among high-yield sovereigns and corporates.

abfunds.com	AB BOND INFLATION STRATEGY | 3

INVESTMENT POLICIES

The Fund seeks real return. Real return is the rate of return after adjusting for inflation. The Fund pursues its objective by investing principally in inflation-indexed securities (such as TIPS or inflation-indexed securities from issuers other than the US Treasury) or by gaining inflation protection through derivatives transactions, such as inflation (CPI) swaps or total return swaps linked to TIPS. In deciding whether to purchase inflation-indexed securities or use inflation-linked derivatives transactions, the Adviser considers the relative costs and efficiency of each method. In addition, in seeking to maximize real return, the Fund may also invest in other fixed-income investments, such as US and non-US government securities, corporate fixed-income securities and mortgage-related securities, as well as derivatives linked to such securities.

Under normal circumstances, the Fund invests at least 80% of its net assets in fixed-income securities. While the Fund expects to invest principally in investment-grade securities, it may invest up to 15% of its total assets in fixed-income securities rated BB or B or the equivalent by at least one nationally recognized statistical rating organization (or deemed by the Adviser to be of comparable credit quality), which are not investment-grade (“junk bonds”).

Inflation-indexed securities are fixed-income securities structured to provide protection against inflation. Their principal value and/or the interest paid on them are adjusted to reflect official inflation measures. The inflation measure for TIPS is the CPI for Urban Consumers. The Fund may also invest in other inflation-indexed securities, issued by both US and non-US issuers, and in derivative instruments linked to these securities.

The Fund may invest in derivatives, such as options, futures contracts, forwards or swaps. The Fund intends to use leverage for investment purposes. To do this, the Fund expects to enter into (i) reverse repurchase agreement transactions and use the cash made available from these transactions to make additional investments in fixed-income securities in accordance with the Fund’s investment policies and (ii) total return swaps. In determining when and to what extent to employ leverage or enter into derivatives transactions, the Adviser considers factors such as the relative risks and returns expected of potential investments and the costs of such transactions. The Adviser considers the impact of reverse repurchase agreements, swaps and other derivatives in making its assessments of the Fund’s risks. The resulting exposures to markets, sectors, issuers or specific securities will be continuously monitored by the Adviser.

(continued on next page)

4 | AB BOND INFLATION STRATEGY	abfunds.com

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

The Fund may also invest in loan participations and assignments; structured securities; mortgage-backed and other asset-backed securities; variable-, floating- and inverse-floating-rate instruments; and preferred stock, and may use other investment techniques. The Fund may invest in fixed-income securities of any maturity and duration. If the rating of a fixed-income security falls below investment-grade, the Fund will not be obligated to sell the security and may continue to hold it if, in the Adviser’s opinion, the investment is appropriate under the circumstances.

abfunds.com	AB BOND INFLATION STRATEGY | 5

DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg 1-10 Year TIPS Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg 1-10 Year TIPS Index represents the performance of inflation-protected securities issued by the US Treasury. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effect of potential central bank monetary policy, and government fiscal policy, initiatives and resulting market reactions to those initiatives.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

6 | AB BOND INFLATION STRATEGY	abfunds.com

DISCLOSURES AND RISKS (continued)

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities. Although the Fund invests principally in inflation-indexed securities, the value of its securities may be vulnerable to changes in expectations of inflation or interest rates.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

abfunds.com	AB BOND INFLATION STRATEGY | 7

DISCLOSURES AND RISKS (continued)

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally go down.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. For Class 1 shares, go to www.bernstein.com and click on “Investments”, found in the footer, then “Mutual Fund Information—Mutual Fund Performance at a Glance.”

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 2.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Class 1 and Class 2 shares do not carry sales charges. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

8 | AB BOND INFLATION STRATEGY	abfunds.com

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

10/31/2013 TO 10/31/2023

This chart illustrates the total value of an assumed $10,000 investment in AB Bond Inflation Strategy Class A shares (from 10/31/2013 to 10/31/2023) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 2.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

abfunds.com	AB BOND INFLATION STRATEGY | 9

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2023 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]

CLASS 1 SHARES[2]			2.87%

1 Year	1.84%	1.84%

5 Years	2.97%	2.97%

10 Years	2.10%	2.10%

CLASS 2 SHARES[2]			2.97%

1 Year	1.94%	1.94%

5 Years	3.05%	3.05%

10 Years	2.19%	2.19%

CLASS A SHARES			2.74%

1 Year	1.70%	-0.62%

5 Years	2.80%	2.34%

10 Years	1.93%	1.69%

CLASS C SHARES			2.05%

1 Year	0.85%	-0.12%

5 Years	2.04%	2.04%

10 Years[3]	1.18%	1.18%

ADVISOR CLASS SHARES[4]			3.05%

1 Year	1.93%	1.93%

5 Years	3.06%	3.06%

10 Years	2.20%	2.20%

CLASS R SHARES[4]			2.23%

1 Year	1.41%	1.41%

5 Years	2.55%	2.55%

10 Years	1.70%	1.70%

CLASS K SHARES[4]			1.46%

1 Year	1.58%	1.58%

5 Years	2.77%	2.77%

10 Years	1.93%	1.93%

CLASS I SHARES[4]			2.75%

1 Year	1.88%	1.88%

5 Years	3.05%	3.05%

10 Years	2.20%	2.20%

CLASS Z SHARES[4]			2.96%

1 Year	1.83%	1.83%

5 Years	3.05%	3.05%

Since Inception[5]	2.42%	2.42%

(footnotes continued on next page)

10 | AB BOND INFLATION STRATEGY	abfunds.com

HISTORICAL PERFORMANCE (continued)

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 0.78%, 0.67%, 1.04%, 1.78%, 0.78%, 1.43%, 1.10%, 0.78% and 0.68% for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limited the Fund’s total annual operating expenses (excluding extraordinary expenses, interest expense and acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest) to 0.60%, 0.50%, 0.75%, 1.50%, 0.50%, 1.00%, 0.75%, 0.50% and 0.50% for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. These waivers/reimbursements may not be terminated before January 31, 2024, and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2023.

2

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements. These share classes do not carry front-end sales charges; therefore, their respective NAV and SEC returns are the same.

3	Assumes conversion of Class C shares into Class A shares after eight years.

4

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

5	Inception date: 12/11/2014.

abfunds.com	AB BOND INFLATION STRATEGY | 11

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2023 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS 1 SHARES[1]

1 Year	3.07%

5 Years	2.78%

10 Years	2.18%

CLASS 2 SHARES[1]

1 Year	3.16%

5 Years	2.89%

10 Years	2.29%

CLASS A SHARES

1 Year	0.64%

5 Years	2.18%

10 Years	1.79%

CLASS C SHARES

1 Year	1.07%

5 Years	1.84%

10 Years[2]	1.26%

ADVISOR CLASS SHARES[3]

1 Year	3.12%

5 Years	2.87%

10 Years	2.28%

CLASS R SHARES[3]

1 Year	2.63%

5 Years	2.37%

10 Years	1.78%

CLASS K SHARES[3]

1 Year	2.89%

5 Years	2.61%

10 Years	2.02%

CLASS I SHARES[3]

1 Year	3.19%

5 Years	2.89%

10 Years	2.29%

CLASS Z SHARES[3]

1 Year	3.14%

5 Years	2.89%

Since Inception[4]	2.48%

(footnotes continued on next page)

12 | AB BOND INFLATION STRATEGY	abfunds.com

HISTORICAL PERFORMANCE (continued)

1

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements.

2	Assumes conversion of Class C shares into Class A shares after eight years.

3

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

4	Inception date: 12/11/2014.

abfunds.com	AB BOND INFLATION STRATEGY | 13

EXPENSE EXAMPLE

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14 | AB BOND INFLATION STRATEGY	abfunds.com

EXPENSE EXAMPLE (continued)

	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$974.40	$3.98	0.80%
Hypothetical**	$1,000	$1,021.17	$4.08	0.80%
Class C
Actual	$1,000	$970.70	$7.70	1.55%
Hypothetical**	$1,000	$1,017.39	$7.88	1.55%
Advisor Class
Actual	$1,000	$975.70	$2.74	0.55%
Hypothetical**	$1,000	$1,022.43	$2.80	0.55%
Class R
Actual	$1,000	$973.30	$5.17	1.04%
Hypothetical**	$1,000	$1,019.96	$5.30	1.04%
Class K
Actual	$1,000	$973.50	$3.93	0.79%
Hypothetical**	$1,000	$1,021.22	$4.02	0.79%
Class I
Actual	$1,000	$975.40	$2.69	0.54%
Hypothetical**	$1,000	$1,022.48	$2.75	0.54%
Class 1
Actual	$1,000	$975.50	$3.19	0.64%
Hypothetical**	$1,000	$1,021.98	$3.26	0.64%
Class 2
Actual	$1,000	$975.10	$2.69	0.54%
Hypothetical**	$1,000	$1,022.48	$2.75	0.54%
Class Z
Actual	$1,000	$975.10	$2.69	0.54%
Hypothetical**	$1,000	$1,022.48	$2.75	0.54%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

abfunds.com	AB BOND INFLATION STRATEGY | 15

PORTFOLIO SUMMARY

October 31, 2023 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $684.6

Total Investments ($mil): $670.3

INFLATION PROTECTION BREAKDOWN1

U.S. Inflation-Protected Exposure	72.6%

Non-Inflation Exposure	27.4

100.0%

SECTOR BREAKDOWN OF NET PORTFOLIO ASSETS, EXCLUDING TREASURY SECURITIES, TIPS, INTEREST RATE DERIVATIVES AND NET CASH EQUIVALENTS1

Corporates–Investment Grade	8.5%

Asset-Backed Securities	6.0%

Collateralized Mortgage Obligations	5.7%

Collateralized Loan Obligations	2.7%

Corporates–Non-Investment Grade	1.3%

Commercial Mortgage-Backed Securities	1.3%

Mortgage Pass-Throughs	1.1%

Quasi-Sovereigns	0.3%

Emerging Markets–Corporate Bonds	0.3%

Local Governments–US Municipal Bonds	0.1%

Emerging Markets–Sovereigns	0.1%

Common Stocks	0.1%

SECTOR BREAKDOWN OF TOTAL PORTFOLIO INVESTMENTS, EXCLUDING DERIVATIVES2

Inflation-Linked Securities	71.9%

Corporates–Investment Grade	8.7%

Asset-Backed Securities	6.1%

Collateralized Mortgage Obligations	5.8%

Collateralized Loan Obligations	2.7%

Commercial Mortgage-Backed Securities	1.4%

Corporates–Non-Investment Grade	1.3%

Mortgage Pass-Throughs	1.2%

Quasi-Sovereigns	0.3%

Emerging Markets–Corporate Bonds	0.3%

Local Governments–US Municipal Bonds	0.1%

Emerging Markets–Sovereigns	0.1%

Common Stocks	0.1%

1

The Fund’s sector and inflation protection exposure breakdowns are expressed as an approximate percentage of the Fund’s total net assets (and may vary over time) inclusive of derivative exposure except as noted, based on the Adviser’s internal classification.

2

The Fund’s sector breakdown is expressed, based on the Adviser’s internal classification, as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions (not reflected in the table), which may be used for hedging or investment purposes or to adjust the risk profile or exposures of the Fund (see “Portfolio of Investments” section of the report for additional details). Derivative transactions may result in a form of leverage for the Fund. The Fund uses leverage for investment purposes by entering into reverse repurchase agreements. As a result, the Fund’s total investments will generally exceed its net assets.

16 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS

October 31, 2023

		Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 70.4%
United States – 70.4%
U.S. Treasury Inflation Index 0.125%, 07/15/2024 (TIPS)	U.S.$	31,715	$30,986,704
0.125%, 07/15/2026 (TIPS)		108,353	101,327,136
0.125%, 07/15/2030 (TIPS)(a)(b)		281,926	242,015,950
0.125%, 07/15/2031 (TIPS)		19,391	16,263,913
0.625%, 07/15/2032 (TIPS)		3,052	2,619,161
1.375%, 07/15/2033 (TIPS)		15,754	14,286,639
2.50%, 01/15/2029 (TIPS)(b)		74,767	74,708,949

Total Inflation-Linked Securities (cost $504,627,527)			482,208,452

CORPORATES - INVESTMENT GRADE – 8.5%
Financial Institutions – 4.3%
Banking – 3.4%
AIB Group PLC 4.263%, 04/10/2025(c)		746	736,406
Ally Financial, Inc. 6.992%, 06/13/2029		575	549,372
Banco de Credito del Peru S.A. 3.125%, 07/01/2030(c)		958	875,373
Banco Santander SA 6.921%, 08/08/2033		800	743,760
BNP Paribas SA 4.625%, 02/25/2031(c)(d)		489	338,046
8.50%, 08/14/2028(c)(d)		1,036	993,379
Capital One Financial Corp. 6.377%, 06/08/2034		1,080	985,241
Citigroup, Inc. 7.625%, 11/15/2028(d)		84	81,032
Series W 4.00%, 12/10/2025(d)		504	431,817
Series Y 4.15%, 11/15/2026(d)		480	373,205
Credit Agricole SA 6.316%, 10/03/2029(c)		373	366,812
Deutsche Bank AG/New York NY 2.129%, 11/24/2026		296	267,033
3.961%, 11/26/2025		405	390,618
7.146%, 07/13/2027		233	232,672
Discover Bank 5.974%, 08/09/2028		327	295,611

abfunds.com	AB BOND INFLATION STRATEGY | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Goldman Sachs Group, Inc. (The) Series P 8.501% (SOFR + 3.14%), 12/01/2023(d)(e)	U.S.$	244	$243,012
Series V 4.125%, 11/10/2026(d)		775	613,785
HSBC Holdings PLC 8.113%, 11/03/2033		1,738	1,800,255
ING Groep NV 6.083%, 09/11/2027		659	652,924
JPMorgan Chase & Co. 6.07%, 10/22/2027		1,079	1,077,597
Lloyds Banking Group PLC 8.00%, 09/27/2029(d)		1,011	887,577
Morgan Stanley 0.406%, 10/29/2027	EUR	1,030	967,868
NatWest Group PLC 4.269%, 03/22/2025	U.S.$	648	641,527
PNC Financial Services Group, Inc. (The) 6.875%, 10/20/2034		376	375,774
Series R 8.711% (SOFR + 3.30%), 12/01/2023(d)(e)		352	348,455
Santander Holdings USA, Inc. 2.49%, 01/06/2028		497	427,987
6.499%, 03/09/2029		458	442,950
6.565%, 06/12/2029		37	35,695
Standard Chartered PLC 3.971%, 03/30/2026(c)		657	631,995
6.00%, 07/26/2025(c)(d)		1,267	1,195,655
7.162% (LIBOR 3 Month + 1.51%), 01/30/2027(c)(d)(e)		400	366,048
Svenska Handelsbanken AB 4.75%, 03/01/2031(c)(d)		1,400	1,048,824
UBS Group AG 4.194%, 04/01/2031(c)		614	524,706
6.373%, 07/15/2026(c)		1,025	1,018,532
UniCredit SpA 1.982%, 06/03/2027(c)		204	179,863
2.569%, 09/22/2026(c)		1,071	980,854
3.127%, 06/03/2032(c)		368	275,558
US Bancorp Series J 5.30%, 04/15/2027(d)		427	335,870
Wells Fargo & Co. 7.625%, 09/15/2028(d)		493	495,179
Series BB 3.90%, 03/15/2026(d)		418	362,812

			23,591,679

18 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Brokerage – 0.2%
Charles Schwab Corp. (The) Series G 5.375%, 06/01/2025(d)	U.S.$	253	$241,372
Series I 4.00%, 06/01/2026(d)		1,366	1,085,328

			1,326,700

Finance – 0.5%
Aircastle Ltd. 4.125%, 05/01/2024		232	228,822
Aviation Capital Group LLC 1.95%, 09/20/2026(c)		346	300,743
4.125%, 08/01/2025(c)		7	6,665
4.375%, 01/30/2024(c)		194	192,704
4.875%, 10/01/2025(c)		246	236,590
5.50%, 12/15/2024(c)		425	417,745
6.375%, 07/15/2030(c)		245	232,096
Synchrony Financial 2.875%, 10/28/2031		791	537,049
3.95%, 12/01/2027		429	367,722
4.50%, 07/23/2025		244	229,104
4.875%, 06/13/2025		414	392,373

			3,141,613

REITs – 0.2%
GLP Capital LP/GLP Financing II, Inc. 3.25%, 01/15/2032		949	717,966
4.00%, 01/15/2031		414	336,226
Vornado Realty LP 3.40%, 06/01/2031		625	432,800

			1,486,992

			29,546,984

Industrial – 3.8%
Basic – 0.1%
Freeport Indonesia PT 4.763%, 04/14/2027(c)		415	393,138
Glencore Funding LLC 6.50%, 10/06/2033(c)		543	531,070

			924,208

Communications - Media – 0.3%
Cox Communications, Inc. 5.70%, 06/15/2033(c)		281	264,615
Interpublic Group of Cos., Inc. (The) 5.375%, 06/15/2033		547	502,119
Prosus NV 3.257%, 01/19/2027(c)		593	523,441
4.027%, 08/03/2050(c)		487	265,415

abfunds.com	AB BOND INFLATION STRATEGY | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Tencent Holdings Ltd. 3.24%, 06/03/2050(c)	U.S.$	655	$357,505

			1,913,095

Communications - Telecommunications – 0.2%
AT&T, Inc. 4.50%, 05/15/2035		157	130,768
T-Mobile USA, Inc. 5.05%, 07/15/2033		764	690,244
Verizon Communications, Inc. 4.50%, 08/10/2033		809	701,055

			1,522,067

Consumer Cyclical - Automotive – 0.5%
Ford Motor Credit Co., LLC 7.35%, 11/04/2027		501	507,032
General Motors Financial Co., Inc. 5.80%, 06/23/2028		723	700,320
Harley-Davidson Financial Services, Inc. 3.05%, 02/14/2027(c)		1,942	1,715,349
Hyundai Capital America 6.10%, 09/21/2028(c)		486	477,728

			3,400,429

Consumer Cyclical - Other – 0.0%
Marriott International, Inc./MD Series EE 5.75%, 05/01/2025		92	91,688

Consumer Non-Cyclical – 0.5%
BAT Capital Corp. 6.421%, 08/02/2033		268	252,558
Cargill, Inc. 5.125%, 10/11/2032(c)		632	595,717
JBS USA LUX SA/JBS USA Food Co./JBS Luxembourg SARL 6.75%, 03/15/2034(c)		627	586,590
Ochsner LSU Health System of North Louisiana Series 2021 2.51%, 05/15/2031		1,190	747,320
Pilgrim’s Pride Corp. 6.875%, 05/15/2034		731	692,761
Takeda Pharmaceutical Co., Ltd. 4.40%, 11/26/2023		384	383,547

			3,258,493

Energy – 0.8%
Continental Resources, Inc./OK 2.875%, 04/01/2032(c)		1,803	1,334,094
5.75%, 01/15/2031(c)		796	738,457

20 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Ecopetrol SA 8.625%, 01/19/2029	U.S.$	1,134	$1,128,897
Oleoducto Central SA 4.00%, 07/14/2027(c)		229	200,556
ONEOK Partners LP 6.125%, 02/01/2041		105	95,200
ONEOK, Inc. 6.05%, 09/01/2033		458	439,185
Var Energi ASA 7.50%, 01/15/2028(c)		867	883,716
8.00%, 11/15/2032(c)		680	699,469

			5,519,574

Other Industrial – 0.1%
LKQ Corp. 6.25%, 06/15/2033		312	291,889

Technology – 1.1%
Honeywell International, Inc. 4.125%, 11/02/2034	EUR	1,853	1,908,820
Kyndryl Holdings, Inc. 2.05%, 10/15/2026	U.S.$	1,428	1,244,116
Lenovo Group Ltd. 5.831%, 01/27/2028(c)		1,193	1,159,477
6.536%, 07/27/2032(c)		1,139	1,103,042
NXP BV/NXP Funding LLC 5.55%, 12/01/2028		711	687,345
SK Hynix, Inc. 2.375%, 01/19/2031(c)		382	281,247
TSMC Arizona Corp. 3.875%, 04/22/2027		1,009	953,919

			7,337,966

Transportation - Railroads – 0.1%
Lima Metro Line 2 Finance Ltd. 4.35%, 04/05/2036(c)		211	178,604
5.875%, 07/05/2034(c)		267	252,990

			431,594

Transportation - Services – 0.1%
ENA Master Trust 4.00%, 05/19/2048(c)		303	207,279
ERAC USA Finance LLC 4.90%, 05/01/2033(c)		635	577,399

			784,678

			25,475,681

abfunds.com	AB BOND INFLATION STRATEGY | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Utility – 0.4%
Electric – 0.4%
AES Panama Generation Holdings SRL 4.375%, 05/31/2030(c)	U.S.$	355	$287,668
Alexander Funding Trust II 7.467%, 07/31/2028(c)		656	650,011
Duke Energy Carolinas NC Storm Funding LLC Series A-2 2.617%, 07/01/2041		1,183	780,638
Electricite de France SA 9.125%, 03/15/2033(c)(d)		415	424,595
Engie Energia Chile SA 3.40%, 01/28/2030(c)		751	599,808
NRG Energy, Inc. 4.45%, 06/15/2029(c)		148	127,848

			2,870,568

Total Corporates - Investment Grade (cost $63,888,162)			57,893,233

ASSET-BACKED SECURITIES – 6.0%
Autos - Fixed Rate – 3.0%
ACM Auto Trust Series 2023-1A, Class A 6.61%, 01/22/2030(c)		611	610,496
American Credit Acceptance Receivables Trust Series 2022-3, Class A 4.12%, 02/13/2026(c)		20	20,240
Avis Budget Rental Car Funding AESOP LLC Series 2023-3A, Class A 5.44%, 02/22/2028(c)		1,294	1,260,127
Carvana Auto Receivables Trust Series 2021-N3, Class C 1.02%, 06/12/2028		187	172,324
Series 2021-N4, Class D 2.30%, 09/11/2028		916	872,964
Series 2021-P4, Class D 2.61%, 09/11/2028		1,206	1,018,069
CPS Auto Receivables Trust Series 2021-C, Class D 1.69%, 06/15/2027(c)		1,080	1,021,912
Series 2022-A, Class C 2.17%, 04/16/2029(c)		1,765	1,689,464
FHF Trust Series 2021-2A, Class A 0.83%, 12/15/2026(c)		243	233,564

22 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Ford Credit Auto Owner Trust Series 2021-1, Class D 2.31%, 10/17/2033(c)	U.S.$	1,000	$876,952
Hertz Vehicle Financing III LLC Series 2022-1A, Class C 2.63%, 06/25/2026(c)		1,660	1,550,941
LAD Auto Receivables Trust Series 2021-1A, Class A 1.30%, 08/17/2026(c)		324	318,365
Series 2022-1A, Class A 5.21%, 06/15/2027(c)		1,152	1,140,498
Lendbuzz Securitization Trust Series 2023-2A, Class A2 7.09%, 10/16/2028(c)		1,179	1,173,539
Octane Receivables Trust Series 2021-2A, Class B 2.02%, 09/20/2028(c)		1,508	1,396,908
Prestige Auto Receivables Trust Series 2022-1A, Class A2 5.90%, 07/15/2025(c)		563	562,155
Research-Driven Pagaya Motor Asset Trust VII Series 2022-3A, Class A 5.38%, 11/25/2030(c)		1,461	1,439,240
Santander Bank Auto Credit-Linked Notes Series 2022-A, Class B 5.281%, 05/15/2032(c)		1,127	1,112,871
Series 2022-B, Class B 5.721%, 08/16/2032(c)		1,044	1,037,521
Santander Bank NA – SBCLN Series 2021-1A, Class B 1.833%, 12/15/2031(c)		350	340,740
United Auto Credit Securitization Trust Series 2022-2, Class A 4.39%, 04/10/2025(c)		184	184,171
Series 2023-1, Class A 5.57%, 07/10/2025(c)		514	513,389
Westlake Automobile Receivables Trust Series 2023-2A, Class A2A 5.87%, 07/15/2026(c)		1,889	1,885,933

			20,432,383

Other ABS - Fixed Rate – 2.6%
AB Issuer LLC Series 2021-1, Class A2 3.734%, 07/30/2051(c)		1,442	1,188,660
Affirm Asset Securitization Trust Series 2021-Z1, Class A 1.07%, 08/15/2025(c)		79	77,498

abfunds.com	AB BOND INFLATION STRATEGY | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2021-Z2, Class A 1.17%, 11/16/2026(c)	U.S.$	159	$153,538
Series 2022-X1, Class A 1.75%, 02/15/2027(c)		213	209,206
Amur Equipment Finance Receivables XI LLC Series 2022-2A, Class A2 5.30%, 06/21/2028(c)		738	731,182
Atalaya Equipment Leasing Trust Series 2021-1A, Class B 2.08%, 02/15/2027(c)		482	460,898
BHG Securitization Trust Series 2022-A, Class D 3.56%, 02/20/2035(c)		1,350	1,057,939
Cajun Global LLC Series 2021-1, Class A2 3.931%, 11/20/2051(c)		452	393,880
College Ave Student Loans LLC Series 2021-C, Class B 2.72%, 07/26/2055(c)		603	516,327
Dext ABS LLC Series 2021-1, Class B 1.76%, 02/15/2028(c)		197	182,105
Series 2023-1, Class A2 5.99%, 03/15/2032(c)		2,148	2,114,679
Diamond Issuer Series 2021-1A, Class A 2.305%, 11/20/2051(c)		2,152	1,827,042
Domino’s Pizza Master Issuer LLC Series 2021-1A, Class A2I 2.662%, 04/25/2051(c)		761	635,851
GCI Funding I LLC Series 2021-1, Class A 2.38%, 06/18/2046(c)		456	383,758
Hardee’s Funding LLC Series 2018-1A, Class A23 5.71%, 06/20/2048(c)		492	435,457
Series 2020-1A, Class A2 3.981%, 12/20/2050(c)		325	272,436
MVW LLC Series 2021-2A, Class B 1.83%, 05/20/2039(c)		653	586,907
Neighborly Issuer LLC Series 2021-1A, Class A2 3.584%, 04/30/2051(c)		512	422,575
Series 2022-1A, Class A2 3.695%, 01/30/2052(c)		1,636	1,317,303
Series 2023-1A, Class A2 7.308%, 01/30/2053(c)		1,950	1,871,084

24 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Nelnet Student Loan Trust Series 2021-CA, Class B 2.53%, 04/20/2062(c)	U.S.$	758	$576,087
Series 2021-DA, Class B 2.90%, 04/20/2062(c)		793	622,949
NMEF Funding LLC Series 2022-B, Class A2 6.07%, 06/15/2029(c)		806	801,734
Upstart Securitization Trust Series 2021-3, Class B 1.66%, 07/20/2031(c)		1,014	994,971

			17,834,066

Credit Cards - Fixed Rate – 0.4%
Brex Commercial Charge Card Master Trust Series 2022-1, Class A 4.63%, 07/15/2025(c)		2,894	2,851,227

Total Asset-Backed Securities (cost $44,340,458)			41,117,676

COLLATERALIZED MORTGAGE OBLIGATIONS – 5.7%
Risk Share Floating Rate – 5.5%
Bellemeade Re Ltd. Series 2019-3A, Class M1C 7.389% (LIBOR 1 Month + 1.95%), 07/25/2029(c)(e)		264	265,085
Series 2021-1A, Class M1C 8.271% (SOFR + 2.95%), 03/25/2031(c)(e)		728	739,911
Series 2021-2A, Class M1B 6.821% (SOFR + 1.50%), 06/25/2031(c)(e)		1,425	1,420,533
Series 2021-3A, Class A2 6.321% (SOFR + 1.00%), 09/25/2031(c)(e)		1,699	1,682,185
Series 2022-1, Class M1B 7.471% (SOFR + 2.15%), 01/26/2032(c)(e)		1,255	1,253,368
Series 2022-2, Class M1A 9.321% (SOFR + 4.00%), 09/27/2032(c)(e)		2,594	2,659,532
Connecticut Avenue Securities Trust Series 2018-R07, Class 1M2 7.835% (SOFR + 2.51%), 04/25/2031(c)(e)		12	12,475
Series 2019-R07, Class 1M2 7.535% (SOFR + 2.21%), 10/25/2039(c)(e)		15	15,274
Series 2020-R01, Class 1M2 7.485% (SOFR + 2.16%), 01/25/2040(c)(e)		296	299,139
Series 2020-R02, Class 2M2 7.435% (SOFR + 2.11%), 01/25/2040(c)(e)		144	144,390
Series 2022-R01, Class 1M2 7.221% (SOFR + 1.90%), 12/25/2041(c)(e)		2,899	2,855,398

abfunds.com	AB BOND INFLATION STRATEGY | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2022-R02, Class 2M1 6.521% (SOFR + 1.20%), 01/25/2042(c)(e)	U.S.$	1,277	$1,272,636
Series 2022-R03, Class 1M2 8.821% (SOFR + 3.50%), 03/25/2042(c)(e)		2,283	2,371,619
Series 2022-R04, Class 1M2 8.421% (SOFR + 3.10%), 03/25/2042(c)(e)		573	583,443
Series 2023-R02, Class 1M1 7.621% (SOFR + 2.30%), 01/25/2043(c)(e)		978	990,161
Eagle Re Ltd. Series 2021-2, Class M1B 7.371% (SOFR + 2.05%), 04/25/2034(c)(e)		675	674,765
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2015-HQA2, Class M3 10.235% (SOFR + 4.91%), 05/25/2028(e)		76	79,267
Series 2019-DNA4, Class M2 7.385% (SOFR + 2.06%), 10/25/2049(c)(e)		15	14,538
Series 2020-DNA1, Class M2 7.135% (SOFR + 1.81%), 01/25/2050(c)(e)		114	113,843
Series 2020-DNA5, Class M2 8.121% (SOFR + 2.80%), 10/25/2050(c)(e)		267	270,810
Series 2021-DNA5, Class M2 6.971% (SOFR + 1.65%), 01/25/2034(c)(e)		385	385,386
Series 2021-DNA6, Class M2 6.821% (SOFR + 1.50%), 10/25/2041(c)(e)		2,561	2,522,468
Series 2021-HQA3, Class M1 6.171% (SOFR + 0.85%), 09/25/2041(c)(e)		911	898,363
Series 2021-HQA4, Class M2 7.671% (SOFR + 2.35%), 12/25/2041(c)(e)		1,765	1,710,192
Series 2022-DNA1, Class M1B 7.171% (SOFR + 1.85%), 01/25/2042(c)(e)		1,542	1,519,080
Series 2022-DNA2, Class M1B 7.721% (SOFR + 2.40%), 02/25/2042(c)(e)		2,468	2,472,504
Series 2022-DNA3, Class M1B 8.221% (SOFR + 2.90%), 04/25/2042(c)(e)		1,069	1,088,586
Series 2022-DNA4, Class M1B 8.671% (SOFR + 3.35%), 05/25/2042(c)(e)		2,051	2,117,759
Series 2022-DNA5, Class M1B 9.821% (SOFR + 4.50%), 06/25/2042(c)(e)		3,681	3,919,703
Series 2023-DNA2, Class M1A 7.421% (SOFR + 2.10%), 04/25/2043(c)(e)		935	942,462
Federal National Mortgage Association Connecticut Avenue Securities Series 2015-C04, Class 1M2 11.135% (SOFR + 5.81%), 04/25/2028(e)		333	354,294
Series 2021-R02, Class 2M2 7.321% (SOFR + 2.00%), 11/25/2041(c)(e)		1,221	1,198,548

26 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

PMT Credit Risk Transfer Trust Series 2019-2R, Class A 9.191% (SOFR + 3.86%), 05/30/2025(c)(e)	U.S.$	460	$459,589
Series 2019-3R, Class A 9.135% (SOFR + 3.81%), 11/27/2031(c)(e)		40	39,934
Series 2020-1R, Class A 8.785% (SOFR + 3.46%), 02/27/2023(c)(e)(f)(g)		149	147,065
Triangle Re Ltd. Series 2021-3, Class M1A 7.221% (SOFR + 1.90%), 02/25/2034(c)(e)		313	313,195

			37,807,500

Agency Floating Rate – 0.2%
Federal Home Loan Mortgage Corp. REMICs Series 3955, Class SD 1.165% (6.49% – SOFR), 11/15/2041(e)(h)		1,651	118,222
Series 4693, Class SL 0.715% (6.04% – SOFR), 06/15/2047(e)(h)		1,035	81,317
Series 4954, Class SL 0.615% (5.94% – SOFR), 02/25/2050(e)(h)		1,269	93,754
Series 4981, Class HS 0.665% (5.99% – SOFR), 06/25/2050(e)(h)		2,562	189,620
Federal National Mortgage Association REMICs Series 2014-78, Class SE 0.665% (5.99% – SOFR), 12/25/2044(e)(h)		744	55,179
Series 2016-77, Class DS 0.565% (5.89% – SOFR), 10/25/2046(e)(h)		815	58,924
Series 2017-62, Class AS 0.715% (6.04% – SOFR), 08/25/2047(e)(h)		877	73,734
Series 2017-97, Class LS 0.765% (6.09% – SOFR), 12/25/2047(e)(h)		1,258	109,000
Government National Mortgage Association Series 2017-122, Class SA 0.746% (6.09% – SOFR), 08/20/2047(e)(h)		667	59,511
Series 2017-134, Class MS 0.746% (6.09% – SOFR), 09/20/2047(e)(h)		770	68,698

			907,959

Non-Agency Floating Rate – 0.0%
JPMorgan Chase Bank, NA Series 2019-CL1, Class M3 7.539% (SOFR + 2.21%), 04/25/2047(c)(e)		131	129,376

Total Collateralized Mortgage Obligations (cost $38,486,615)			38,844,835

abfunds.com	AB BOND INFLATION STRATEGY | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

COLLATERALIZED LOAN OBLIGATIONS – 2.7%
CLO - Floating Rate – 2.7%
AGL CLO 10 Ltd. Series 2021-10A, Class A 6.786% (SOFR + 1.39%), 04/15/2034(c)(e)	U.S.$	250	$247,276
AGL CLO 16 Ltd. Series 2021-16A, Class D 8.777% (SOFR + 3.36%), 01/20/2035(c)(e)		650	609,333
Balboa Bay Loan Funding Ltd. Series 2020-1A, Class DR 8.824% (SOFR + 3.41%), 01/20/2032(c)(e)		415	397,499
Series 2021-1A, Class A 6.877% (SOFR + 1.46%), 07/20/2034(c)(e)		1,111	1,098,447
Ballyrock CLO 15 Ltd. Series 2021-1A, Class C 8.756% (SOFR + 3.36%), 04/15/2034(c)(e)		1,000	935,560
Ballyrock CLO 16 Ltd. Series 2021-16A, Class C 8.577% (SOFR + 3.16%), 07/20/2034(c)(e)		660	607,621
Crown Point CLO 11 Ltd. Series 2021-11A, Class D 9.264% (SOFR + 3.86%), 01/17/2034(c)(e)		400	380,114
Dryden 78 CLO Ltd. Series 2020-78A, Class C 7.614% (SOFR + 2.21%), 04/17/2033(c)(e)		880	845,644
Series 2020-78A, Class D 8.664% (SOFR + 3.26%), 04/17/2033(c)(e)		460	431,274
Dryden 98 CLO Ltd. Series 2022-98A, Class D 8.516% (SOFR + 3.10%), 04/20/2035(c)(e)		500	459,113
Goldentree Loan Management US CLO 7 Ltd. Series 2020-7A, Class AR 6.747% (SOFR + 1.33%), 04/20/2034(c)(e)		1,077	1,066,170
Magnetite XXVI Ltd. Series 2020-26A, Class A1R 6.76% (SOFR + 1.38%), 07/25/2034(c)(e)		2,348	2,328,270
Neuberger Berman Loan Advisers CLO 42 Ltd. Series 2021-42A, Class D 8.456% (SOFR + 3.06%), 07/16/2035(c)(e)		1,295	1,211,850
Neuberger Berman Loan Advisers CLO 43 Ltd. Series 2021-43A, Class A 6.794% (SOFR + 1.39%), 07/17/2035(c)(e)		1,354	1,345,938
New Mountain CLO 3 Ltd. Series CLO-3A, Class A 6.857% (SOFR + 1.44%), 10/20/2034(c)(e)		500	495,559

28 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

OCP CLO Ltd. Series 2020-18A, Class AR 6.767% (SOFR + 1.35%), 07/20/2032(c)(e)	U.S.$	1,424	$1,413,870
Pikes Peak CLO 8 Series 2021-8A, Class A 6.847% (SOFR + 1.43%), 07/20/2034(c)(e)		1,450	1,434,199
Rad CLO 14 Ltd. Series 2021-14A, Class A 6.826% (SOFR + 1.43%), 01/15/2035(c)(e)		291	288,135
Rad CLO 7 Ltd. Series 2020-7A, Class C 7.664% (SOFR + 2.26%), 04/17/2033(c)(e)		400	393,840
Regatta XX Funding Ltd. Series 2021-2A, Class D 8.756% (SOFR + 3.36%), 10/15/2034(c)(e)		1,425	1,347,320
Regatta XXIV Funding Ltd. Series 2021-5A, Class D 8.777% (SOFR + 3.36%), 01/20/2035(c)(e)		500	487,104
Sixth Street CLO XVII Ltd. Series 2021-17A, Class A 6.917% (SOFR + 1.50%), 01/20/2034(c)(e)		381	379,677

Total Collateralized Loan Obligations (cost $18,747,060)			18,203,813

COMMERCIAL MORTGAGE-BACKED SECURITIES – 1.3%
Non-Agency Fixed Rate CMBS – 0.7%
BAMLL Commercial Mortgage Securities Trust Series 2013-WBRK, Class D 3.534%, 03/10/2037(c)		520	416,813
GS Mortgage Securities Trust Series 2011-GC5, Class D 5.153%, 08/10/2044(c)		19	5,513
Series 2014-GC18, Class D 5.089%, 01/10/2047(c)		157	37,929
GSF Series 2021-1, Class A1 1.433%, 08/15/2026(g)		572	538,597
Series 2021-1, Class A2 2.435%, 08/15/2026(g)		1,421	1,331,854
Series 2021-1, Class AS 2.638%, 08/15/2026(g)		40	36,323
HFX Funding Issuer Series 2017-1A, Class A3 3.647%, 03/15/2035(g)		1,070	1,027,622

abfunds.com	AB BOND INFLATION STRATEGY | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

JPMBB Commercial Mortgage Securities Trust Series 2014-C21, Class B 4.341%, 08/15/2047	U.S.$	314	$289,224
Series 2014-C22, Class XA 0.785%, 09/15/2047(i)		15,651	51,031
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 09/15/2039		78	29,569
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C25, Class XA 1.028%, 10/15/2048(i)		9,118	113,075
Wells Fargo Commercial Mortgage Trust Series 2016-LC25, Class C 4.334%, 12/15/2059		330	273,596
Series 2016-NXS6, Class C 4.389%, 11/15/2049		525	440,350

			4,591,496

Non-Agency Floating Rate CMBS – 0.6%
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 6.382% (SOFR + 1.05%), 11/15/2033(c)(e)		1,755	1,587,740
BBCMS Mortgage Trust Series 2020-BID, Class A 7.59% (SOFR + 2.25%), 10/15/2037(c)(e)		1,383	1,341,351
BX Commercial Mortgage Trust Series 2019-IMC, Class D 7.28% (SOFR + 1.95%), 04/15/2034(c)(e)		185	183,079
Series 2019-IMC, Class E 7.53% (SOFR + 2.20%), 04/15/2034(c)(e)		895	876,530
Federal Home Loan Mortgage Corp. Series 2021-MN1, Class M1 7.321% (SOFR + 2.00%), 01/25/2051(c)(e)		105	101,826
Natixis Commercial Mortgage Securities Trust Series 2019-MILE, Class A 6.914% (SOFR + 1.58%), 07/15/2036(c)(e)		391	357,907

			4,448,433

Total Commercial Mortgage-Backed Securities (cost $9,939,933)			9,039,929

CORPORATES - NON-INVESTMENT GRADE – 1.3%
Industrial – 1.2%
Capital Goods – 0.1%
TK Elevator Midco GmbH 4.375%, 07/15/2027(c)	EUR	401	384,024

30 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Communications - Media – 0.6%
Altice Financing SA 3.00%, 01/15/2028(c)	EUR	642	$551,803
CCO Holdings LLC/CCO Holdings Capital Corp. 4.50%, 08/15/2030(c)	U.S.$	104	83,495
4.50%, 06/01/2033(c)		368	274,528
4.75%, 02/01/2032(c)		2,261	1,765,072
DISH DBS Corp. 5.75%, 12/01/2028(c)		1,067	762,830
VZ Vendor Financing II BV 2.875%, 01/15/2029(c)	EUR	561	452,907

			3,890,635

Communications - Telecommunications – 0.1%
Altice France SA/France 3.375%, 01/15/2028(c)		307	233,834
Lorca Telecom Bondco SA 4.00%, 09/18/2027(c)		642	630,411

			864,245

Consumer Cyclical - Entertainment – 0.1%
Carnival Corp. 4.00%, 08/01/2028(c)	U.S.$	1,235	1,074,956

Consumer Non-Cyclical – 0.1%
Organon & Co./Organon Foreign Debt Co-Issuer BV 2.875%, 04/30/2028(c)	EUR	550	501,936

Services – 0.1%
APCOA Parking Holdings GmbH 4.625%, 01/15/2027(c)		642	605,950

Technology – 0.1%
Seagate HDD Cayman 8.25%, 12/15/2029(c)	U.S.$	881	896,884

			8,218,630

Utility – 0.1%
Electric – 0.1%
Vistra Corp. 7.00%, 12/15/2026(c)(d)		751	686,512

Total Corporates - Non-Investment Grade (cost $10,863,393)			8,905,142

abfunds.com	AB BOND INFLATION STRATEGY | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

MORTGAGE PASS-THROUGHS – 1.1%
Agency Fixed Rate 30-Year – 1.1%
Federal National Mortgage Association Series 2022 2.50%, 03/01/2052	U.S.$	3,557	$2,742,178
3.00%, 02/01/2052		6,247	5,046,562

Total Mortgage Pass-Throughs (cost $9,809,060)			7,788,740

QUASI-SOVEREIGNS – 0.3%
Quasi-Sovereign Bonds – 0.3%
Hungary – 0.2%
Magyar Export-Import Bank Zrt 6.125%, 12/04/2027(c)		1,197	1,169,948

Mexico – 0.1%
Comision Federal de Electricidad 4.688%, 05/15/2029(c)		1,016	899,160

Total Quasi-Sovereigns (cost $2,208,931)			2,069,108

EMERGING MARKETS - CORPORATE BONDS – 0.3%
Industrial – 0.3%
Basic – 0.0%
Volcan Cia Minera SAA 4.375%, 02/11/2026(c)		125	59,163

Capital Goods – 0.1%
Embraer Netherlands Finance BV 5.40%, 02/01/2027		590	567,515
Odebrecht Holdco Finance Ltd. Zero Coupon, 09/10/2058(c)		270	290

			567,805

Communications - Media – 0.0%
Globo Comunicacao e Participacoes SA 4.875%, 01/22/2030(c)		427	339,465

Consumer Cyclical - Other – 0.1%
Wynn Macau Ltd. 5.625%, 08/26/2028(c)		483	402,339

Consumer Non-Cyclical – 0.1%
Natura & Co. Luxembourg Holdings SARL 6.00%, 04/19/2029(c)		592	535,020

32 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Virgolino de Oliveira Finance SA 10.50%, 01/28/2018(f)(g)(j)(k)(l)	U.S.$	655	$65

			535,085

			1,903,857

Utility – 0.0%
Electric – 0.0%
Terraform Global Operating LP 6.125%, 03/01/2026(c)		89	85,720

Financial Institutions – 0.0%
Other Finance – 0.0%
OEC Finance Ltd. 5.25%, 12/27/2033(c)(m)(n)		266	10,659

Total Emerging Markets - Corporate Bonds (cost $3,158,665)			2,000,236

LOCAL GOVERNMENTS - US MUNICIPAL BONDS – 0.1%
United States – 0.1%
University of California Series 2021-B 3.071%, 05/15/2051 (cost $1,451,263)		1,465	870,812

EMERGING MARKETS - SOVEREIGNS – 0.1%
Dominican Republic – 0.1%
Dominican Republic International Bond 4.875%, 09/23/2032(c) (cost $922,000)		922	745,437

		Shares
COMMON STOCKS – 0.1%
Financials – 0.1%
Insurance – 0.1%
Mt Logan Re Ltd. Special Investment, Series 2, December 2021 – Class U-1(j)(k)(l)		226	126,674
Mt Logan Re Ltd. Special Investment, Series 2, December 2022 – Class U-1(j)(k)(l)		330	290,289

Total Common Stocks (cost $493,491)			416,963

abfunds.com	AB BOND INFLATION STRATEGY | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - SOVEREIGN BONDS – 0.0%
Colombia – 0.0%
Colombia Government International Bond 3.125%, 04/15/2031 (cost $247,350)	U.S.$	248	$182,652

Total Investments – 97.9% (cost $709,183,908)			670,287,028
Other assets less liabilities – 2.1%			14,347,619

Net Assets – 100.0%			$684,634,647

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Purchased Contracts
U.S. 10 Yr Ultra Futures	301	December 2023	$32,757,266	$(1,607,856)
U.S. T-Note 2 Yr (CBT) Futures	800	December 2023	161,937,501	(601,131)
U.S. T-Note 5 Yr (CBT) Futures	230	December 2023	24,029,609	(246,293)

Sold Contracts
U.S. Ultra Bond (CBT) Futures	28	December 2023	3,151,750	380,957

				$(2,074,323)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)	In Exchange For (000)	Settlement Date	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services, Inc.	EUR 5,880	USD 6,262	01/10/2024	$18,786

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2023	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Buy Contracts
CDX-NAHY Series 41, 5 Year Index, 12/20/2028*	(5.00)%	Quarterly	5.16%	USD	4,390	$1,588	$(41,394)	$42,982
iTraxx Australia Series 40, 5 Year Index, 12/20/2028*	(1.00)	Quarterly	0.97	USD	32,150	(76,115)	(253,830)	177,715

34 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2023	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Sale Contracts
CDX-NAIG Series 41, 5 Year Index, 12/20/2028*	1.00%	Quarterly	0.79%	USD	32,150	$332,799	$429,227	$(96,428)

						$258,272	$134,003	$124,269

*	Termination date

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation (Depreciation)
USD	3,000	01/15/2024	1.599%	CPI#	Maturity	$411,840	$	– 0	–	$411,840
USD	20,700	07/15/2024	3.440%	CPI#	Maturity	132,838		– 0	–	132,838
USD	64,600	02/26/2025	1.589%	CPI#	Maturity	8,601,639		– 0	–	8,601,639
USD	38,550	02/28/2025	1.527%	CPI#	Maturity	5,249,602		– 0	–	5,249,602
USD	61,010	05/13/2027	3.263%	CPI#	Maturity	(115,545)		– 0	–	(115,545)
USD	29,760	07/08/2027	2.770%	CPI#	Maturity	394,527		– 0	–	394,527
USD	29,760	07/08/2027	2.778%	CPI#	Maturity	384,001		– 0	–	384,001

						$15,058,902	$	– 0	–	$15,058,902

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)		Unrealized Appreciation (Depreciation)
USD	1,160	06/09/2025	2.000%	1 Day SOFR	Annual	$70,357	$50,554		$19,803
USD	2,106	08/04/2025	1.970%	1 Day SOFR	Annual	125,532	99,331		26,201
USD	5,400	10/04/2026	1.170%	1 Day SOFR	Annual	535,240	465,664		69,576
USD	1,080	11/08/2026	1.451%	1 Day SOFR	Annual	123,534	86,429		37,105
USD	1,080	11/09/2026	1.470%	1 Day SOFR	Annual	122,835	86,443		36,392
USD	7,030	04/04/2027	2.235%	1 Day SOFR	Annual	650,548	444,687		205,861
USD	20,920	06/05/2027	0.345%	1 Day SOFR	Annual	3,355,319	2,641,787		713,532
USD	715	07/12/2027	2.000%	1 Day SOFR	Annual	70,109	51,885		18,224
USD	5,395	06/04/2029	1.985%	1 Day SOFR	Annual	742,794	513,412		229,382
USD	3,170	09/27/2029	1.300%	1 Day SOFR	Annual	536,209	424,372		111,837
USD	40,300	05/21/2031	1.394%	1 Day SOFR	Annual	8,659,546	6,123,773		2,535,773
USD	1,490	11/10/2035	2.410%	1 Day SOFR	Annual	317,553	172,682		144,871
USD	595	03/06/2042	3.500%	1 Day SOFR	Annual	81,485	– 0	–	81,485

						$15,391,061	$11,161,019		$4,230,042

abfunds.com	AB BOND INFLATION STRATEGY | 35

PORTFOLIO OF INVESTMENTS (continued)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2023	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	4	$(569)	$(625)	$56
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	13	(1,706)	(1,735)	29
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	4	(569)	(500)	(69)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	13	(1,705)	(1,580)	(125)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	6	(821)	(570)	(251)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	12	(1,579)	(1,300)	(279)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	20	(2,716)	(2,429)	(287)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	18	(2,337)	(2,024)	(313)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	20	(2,716)	(2,352)	(364)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	28	(3,790)	(3,282)	(508)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	24	(3,158)	(2,364)	(794)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	44	(5,811)	(4,908)	(903)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	41	(5,495)	(4,294)	(1,201)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	2	(316)	(269)	(47)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	58	(7,705)	(6,410)	(1,295)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	62	(8,211)	(4,545)	(3,666)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	80	(10,673)	(6,033)	(4,640)
Deutsche Bank AG
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	14	(1,895)	(1,516)	(379)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	71	(9,474)	(8,148)	(1,326)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	103	(13,769)	(10,745)	(3,024)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	338	(45,095)	(17,667)	(27,428)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	7	(947)	(982)	35
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	7	(947)	(579)	(368)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	14	(1,894)	(1,277)	(617)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	14	(1,894)	(1,180)	(714)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	28	(3,727)	(2,746)	(981)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	62	(8,211)	(7,062)	(1,149)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	79	(10,484)	(7,624)	(2,860)

36 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2023	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	103	$(13,705)	$(10,700)	$(3,005)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	84	(11,243)	(6,631)	(4,612)
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	90	(12,063)	(5,806)	(6,257)

						$(195,225)	$(127,883)	$(67,342)

*	Termination date

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Currency	Principal Amount (000)	Interest Rate	Maturity	U.S. $ Value at October 31, 2023
HSBC Securities (USA), Inc.†	USD	11,321	5.44%	—	$11,300,581

†	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on October 31, 2023.

The type of underlying collateral and the remaining maturity of open reverse repurchase agreements on the statements of assets and liabilities is as follows:

	Overnight and Continuous	Up to 30 Days			31-90 Days			Greater than 90 Days			Total
Inflation-Linked Securities	$11,300,581	$	– 0	–	$	– 0	–	$	– 0	–	$11,300,581

(a)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.

(b)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(c)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At October 31, 2023, the aggregate market value of these securities amounted to $139,157,900 or 20.3% of net assets.

(d)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(e)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at October 31, 2023.

(f)	Defaulted matured security.

(g)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.45% of net assets as of October 31, 2023, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
GSF Series 2021-1, Class A1 1.433%, 08/15/2026	02/25/2021	$553,459	$538,597	0.08%
GSF Series 2021-1, Class A2 2.435%, 08/15/2026	02/25/2021	1,447,754	1,331,854	0.19%

abfunds.com	AB BOND INFLATION STRATEGY | 37

PORTFOLIO OF INVESTMENTS (continued)

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
GSF Series 2021-1, Class AS 2.638%, 08/15/2026	02/25/2021	$40,630	$36,323	0.01%
HFX Funding Issuer Series 2017-1A, Class A3 3.647%, 03/15/2035	11/19/2020	1,134,720	1,027,622	0.15%
PMT Credit Risk Transfer Trust Series 2020-1R, Class A 8.785%, 02/27/2023	11/02/2000	148,818	147,065	0.02%
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018	01/24/2014	363,153	65	0.00%

(h)	Inverse interest only security.

(i)	IO – Interest Only.

(j)	Fair valued by the Adviser.

(k)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(l)	Non-income producing security.

(m)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at October 31, 2023.

(n)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at October 31, 2023.

Currency Abbreviations: EUR – Euro USD – United States Dollar

Glossary:

ABS – Asset-Backed Securities

CBT – Chicago Board of Trade

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CLO – Collateralized Loan Obligations

CMBS – Commercial Mortgage-Backed Securities

CPI – Consumer Price Index

LIBOR – London Interbank Offered Rate

REIT – Real Estate Investment Trust

REMICs – Real Estate Mortgage Investment Conduits

SOFR – Secured Overnight Financing Rate

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

38 | AB BOND INFLATION STRATEGY	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

October 31, 2023

Assets
Investments in securities, at value (cost $709,183,908)	$670,287,028
Cash	2,440,332
Cash collateral due from broker	10,529,753
Foreign currencies, at value (cost $12,783)	12,797
Receivable for investment securities sold and foreign currency transactions	34,270,002
Interest receivable	2,181,215
Receivable for capital stock sold	546,952
Unrealized appreciation on forward currency exchange contracts	18,786
Affiliated dividends receivable	10,141

Total assets	720,297,006

Liabilities
Payable for investment securities purchased	21,344,699
Payable for reverse repurchase agreements	11,300,581
Payable for capital stock redeemed	1,668,812
Advisory fee payable	235,937
Payable for variation margin on futures	218,744
Market value on credit default swaps (net premiums received $127,883)	195,225
Distribution fee payable	46,499
Administrative fee payable	31,414
Payable for variation margin on centrally cleared swaps	27,533
Transfer Agent fee payable	15,955
Foreign capital gains tax payable	6,626
Directors’ fees payable	2,157
Accrued expenses	568,177

Total liabilities	35,662,359

Net Assets	$684,634,647

Composition of Net Assets
Capital stock, at par	$69,280
Additional paid-in capital	834,364,580
Accumulated loss	(149,799,213)

Net Assets	$684,634,647

See notes to financial statements.

abfunds.com	AB BOND INFLATION STRATEGY | 39

STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—33 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$46,879,932	4,679,539	$10.02	*

C	$7,973,255	823,930	$9.68

Advisor	$220,987,376	22,023,405	$10.03

R	$2,409,270	239,619	$10.05

K	$4,562,074	455,628	$10.01

I	$5,538,844	559,483	$9.90

1	$340,648,981	34,816,685	$9.78

2	$41,598,633	4,253,228	$9.78

Z	$14,036,282	1,428,899	$9.82

*	The maximum offering price per share for Class A shares was $10.25 which reflects a sales charge of 2.25%.

See notes to financial statements.

40 | AB BOND INFLATION STRATEGY	abfunds.com

STATEMENT OF OPERATIONS

Year Ended October 31, 2023

Investment Income
Interest	$42,175,124
Dividends
Affiliated issuers	519,811
Unaffiliated issuers	145,031
Other income	30,983	$42,870,949

Expenses
Advisory fee (see Note B)	4,316,625
Distribution fee—Class A	139,995
Distribution fee—Class C	113,553
Distribution fee—Class R	12,248
Distribution fee—Class K	11,643
Distribution fee—Class 1	368,159
Transfer agency—Class A	69,619
Transfer agency—Class C	14,461
Transfer agency—Advisor Class	458,171
Transfer agency—Class R	6,369
Transfer agency—Class K	13,362
Transfer agency—Class I	6,674
Transfer agency—Class 1	56,481
Transfer agency—Class 2	7,018
Transfer agency—Class Z	2,774
Custody and accounting	202,590
Registration fees	193,535
Printing	136,789
Audit and tax	122,065
Administrative	101,582
Legal	61,841
Directors’ fees	28,067
Miscellaneous	42,034

Total expenses before interest expense	6,485,655
Interest expense	1,013,270

Total expenses	7,498,925
Less: expenses waived and reimbursed by the Adviser (see Note B)	(1,534,852)

Net expenses		5,964,073

Net investment income		36,906,876

See notes to financial statements.

abfunds.com	AB BOND INFLATION STRATEGY | 41

STATEMENT OF OPERATIONS (continued)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	$(105,431,510)
Forward currency exchange contracts	(172,394)
Futures	(6,308,596)
Swaps	14,059,381
Foreign currency transactions	(881,628)
Net change in unrealized appreciation (depreciation) of:
Investments	97,700,747
Forward currency exchange contracts	123,580
Futures	(1,754,011)
Swaps	(11,865,493)
Foreign currency denominated assets and liabilities	18,358

Net loss on investment and foreign currency transactions	(14,511,566)

Net Increase in Net Assets from Operations	$22,395,310

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2023	Year Ended October 31, 2022
Increase (Decrease) in Net Assets from Operations
Net investment income	$36,906,876	$68,607,369
Net realized loss on investment and foreign currency transactions	(98,734,747)	(30,103,162)
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	84,223,181	(147,233,438)

Net increase (decrease) in net assets from operations	22,395,310	(108,729,231)
Distributions to Shareholders
Class A	(2,383,662)	(4,072,663)
Class C	(415,252)	(935,082)
Advisor Class	(15,525,103)	(35,350,604)
Class R	(97,892)	(134,438)
Class K	(199,485)	(306,142)
Class I	(259,635)	(438,474)
Class 1	(16,743,802)	(25,583,456)
Class 2	(2,102,742)	(4,260,551)
Class Z	(522,386)	(1,252,299)
Capital Stock Transactions
Net increase (decrease)	(358,017,074)	215,890,499

Total increase (decrease)	(373,871,723)	34,827,559
Net Assets
Beginning of period	1,058,506,370	1,023,678,811

End of period	$684,634,647	$1,058,506,370

See notes to financial statements.

abfunds.com	AB BOND INFLATION STRATEGY | 43

NOTES TO FINANCIAL STATEMENTS

October 31, 2023

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of nine portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Bond Inflation Strategy (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2. Class B and Class T shares have not been issued. Class 1 shares are sold only to the private clients of Sanford C. Bernstein & Co. LLC by its registered representatives. Effective March 7, 2022, the maximum sales charge for purchases of Class A shares was reduced from 4.25% to 2.25% and purchases in amounts of $500,000 or more, or by certain group retirement plans, may be subject to a 1%, 18-month contingent deferred sales charge, which may be subject to waiver in certain circumstances. Prior to March 7, 2022, purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may have been subject to a 1%, 1-year contingent deferred sales charge, which may have been subject to waiver in certain circumstances. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class R, Class K, and Class 1 shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I, Class 2 and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All 11 classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

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NOTES TO FINANCIAL STATEMENTS (continued)

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Company’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted

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NOTES TO FINANCIAL STATEMENTS (continued)

price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

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NOTES TO FINANCIAL STATEMENTS (continued)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a

abfunds.com	AB BOND INFLATION STRATEGY | 47

NOTES TO FINANCIAL STATEMENTS (continued)

valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2023:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Inflation-Linked Securities	$	– 0	–	$482,208,452		$	– 0	–	$482,208,452
Corporates—Investment Grade		– 0	–	57,893,233			– 0	–	57,893,233
Asset-Backed Securities		– 0	–	41,117,676			– 0	–	41,117,676
Collateralized Mortgage Obligations		– 0	–	38,844,835			– 0	–	38,844,835
Collateralized Loan Obligations		– 0	–	18,203,813			– 0	–	18,203,813
Commercial Mortgage-Backed Securities		– 0	–	9,039,929			– 0	–	9,039,929
Corporates—Non-Investment Grade		– 0	–	8,905,142			– 0	–	8,905,142
Mortgage Pass-Throughs		– 0	–	7,788,740			– 0	–	7,788,740
Quasi-Sovereigns		– 0	–	2,069,108			– 0	–	2,069,108
Emerging Markets—Corporate Bonds		– 0	–	2,000,171			65		2,000,236
Local Governments—US Municipal Bonds		– 0	–	870,812			– 0	–	870,812
Emerging Markets—Sovereigns		– 0	–	745,437			– 0	–	745,437
Common Stocks		– 0	–	– 0	–		416,963		416,963
Governments—Sovereign Bonds		– 0	–	182,652			– 0	–	182,652

Total Investments in Securities		– 0	–	669,870,000			417,028		670,287,028
Other Financial Instruments(a):
Assets:
Futures		380,957		– 0	–		– 0	–	380,957	(b)
Forward Currency Exchange Contracts		– 0	–	18,786			– 0	–	18,786
Centrally Cleared Credit Default Swaps		– 0	–	334,387			– 0	–	334,387	(b)
Centrally Cleared Inflation (CPI) Swaps		– 0	–	15,174,447			– 0	–	15,174,447	(b)
Centrally Cleared Interest Rate Swaps		– 0	–	15,391,061			– 0	–	15,391,061	(b)

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NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities:	Level 1		Level 2			Level 3			Total
Liabilities:
Futures	$(2,455,280)		$	– 0	–	$	– 0	–	$(2,455,280	)(b)
Centrally Cleared Credit Default Swaps	– 0	–		(76,115)			– 0	–	(76,115	)(b)
Centrally Cleared Inflation (CPI) Swaps	– 0	–		(115,545)			– 0	–	(115,545	)(b)
Credit Default Swaps	– 0	–		(195,225)			– 0	–	(195,225)
Reverse Repurchase Agreements	(11,300,581)			– 0	–		– 0	–	(11,300,581)

Total	$(13,374,904)			$700,401,796			$417,028		$687,443,920

(a)

Other financial instruments include reverse repurchase agreements and derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

(b)

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in

abfunds.com	AB BOND INFLATION STRATEGY | 49

NOTES TO FINANCIAL STATEMENTS (continued)

which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding extraordinary expenses, interest expense, and acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest), on an annual basis (“Expense Caps”) to .75%, 1.50%, .50%, 1.00%, .75%, .50%, ..60%, .50% and .50% of the daily average net assets for the Class A, Class C, Advisor Class, Class R, Class K, Class I, Class 1, Class 2, and Class Z shares, respectively. This fee waiver and/or expense reimbursement agreement will remain in effect until January 31, 2024 and then may be extended for additional one-year terms. For the year ended October 31, 2023, such reimbursement amounted to $1,523,432.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended October 31, 2023, the reimbursement for such services amounted to $101,582.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $187,182 for the year ended October 31, 2023.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $3,464 from the sale of Class A shares and received $2,401 and $3,494 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended October 31, 2023.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser had contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. Effective September 1,

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NOTES TO FINANCIAL STATEMENTS (continued)

2023, the Adviser has contractually agreed to waive .05% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .15%) until August 31, 2024. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended October 31, 2023, such waiver amounted to $11,420.

A summary of the Fund’s transactions in AB mutual funds for the year ended October 31, 2023 is as follows:

Fund	Market Value 10/31/22 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/23 (000)			Dividend Income (000)
Government Money Market Portfolio	$43,764	$570,093	$613,857	$	– 0	–	$520

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares, .25% of the Fund’s average daily net assets attributable to Class K shares and .10% of the Fund’s average daily net assets attributable to Class 1 shares. There are no distribution and servicing fees on the Advisor Class, Class I, Class 2 and Class Z shares. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $299,878, $63,131, $61,265 and $1,583,257 for Class C, Class R, Class K and Class 1 shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor

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NOTES TO FINANCIAL STATEMENTS (continued)

beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2023 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$80,253,528	$153,451,784
U.S. government securities	1,006,734,717	1,331,037,653

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$710,970,008

Gross unrealized appreciation	$20,890,226
Gross unrealized depreciation	(43,309,827)

Net unrealized depreciation	$(22,419,601)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets

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and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended October 31, 2023, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended October 31, 2023, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

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•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to

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transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

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During the year ended October 31, 2023, the Fund held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of the Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the year ended October 31, 2023, the Fund held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the

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Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended October 31, 2023, the Fund held credit default swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

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During the year ended October 31, 2023, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable for variation margin on futures	$380,957	*	Payable for variation margin on futures	$2,455,280	*

Credit contracts	Receivable for variation margin on centrally cleared swaps	220,697	*	Payable for variation margin on centrally cleared swaps	96,428	*

Interest rate contracts	Receivable for variation margin on centrally cleared swaps	19,404,489	*	Payable for variation margin on centrally cleared swaps	115,545	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	18,786

Credit contracts				Market value on credit default swaps	195,225

Total		$20,024,929			$2,862,478

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities.

This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	$(6,308,596)	$(1,754,011)

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) of forward currency exchange contracts	$(172,394)	$123,580

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	15,547,808	(13,072,796)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	(1,488,427)	1,207,303

Total		$7,578,391	$(13,495,924)

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended October 31, 2023:

Futures:
Average notional amount of buy contracts	$183,916,829
Average notional amount of sale contracts	$45,208,270
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$405,549	(a)
Average principal amount of sale contracts	$7,170,130
Interest Rate Swaps:
Average notional amount	$595,000	(b)
Inflation Swaps:
Average notional amount	$23,800,000	(c)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$90,212,154
Centrally Cleared Inflation Swaps:
Average notional amount	$273,255,385
Credit Default Swaps:
Average notional amount of buy contracts	$9,596,000	(d)
Average notional amount of sale contracts	$3,082,297
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$18,977,000
Average notional amount of sale contracts	$30,708,800	(e)

(a)	Positions were open for two months during the year.

(b)	Positions were open for four months during the year.

(c)	Positions were open for eight months during the year.

(d)	Positions were open for one month during the year.

(e)	Positions were open for five months during the year.

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For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of October 31, 2023. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Morgan Stanley Capital Services, Inc./Morgan Stanley Capital Services LLC	$18,786	$(12,063)	$	– 0	–	$	– 0	–	$6,723

Total	$18,786	$(12,063)	$	– 0	–	$	– 0	–	$6,723	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Citigroup Global Markets, Inc.	$32,972	$	– 0	–	$	– 0	–	$	– 0	–	$32,972
Credit Suisse International	26,905		– 0	–		(26,905)			– 0	–	– 0	–
Deutsche Bank AG	68,338		– 0	–		– 0	–		(68,338)		– 0	–
Goldman Sachs International	54,947		– 0	–		– 0	–		(54,947)		– 0	–
Morgan Stanley Capital Services, Inc./Morgan Stanley Capital Services LLC	12,063		(12,063)			– 0	–		– 0	–	– 0	–

Total	$195,225		$(12,063)			$(26,905)			$(123,285)		$32,972	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

See Note D.3 for additional disclosure of netting arrangements regarding reverse repurchase agreements.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment

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opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. TBA and Dollar Rolls

The Fund may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Fund may enter into certain TBA transactions known as dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the year ended October 31, 2023, the Fund earned drop income of $7,794 which is included in interest income in the accompanying statement of operations.

4. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a

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reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other master agreements, the Fund is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund in the event of a default. In the event of a default by a MRA counterparty, the Fund may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the year ended October 31, 2023, the average amount of reverse repurchase agreements outstanding was $21,280,855 and the daily weighted average interest rate was 4.71%. At October 31, 2023, the Fund had reverse repurchase agreements outstanding in the amount of $11,300,581 as reported on the statement of assets and liabilities.

The following table presents the Fund’s RVP liabilities by counterparty net of the related collateral pledged by the Fund as of October 31, 2023:

Counterparty	RVP Liabilities Subject to a MRA	Securities Collateral Pledged†*	Net Amount of RVP Liabilities
HSBC Securities (USA), Inc.	$11,300,581	$(11,300,581)	$	– 0 –

†	Including accrued interest.

*	The actual collateral pledged may be more than the amount reported due to overcollateralization.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022

Class A
Shares sold	1,374,148	3,408,664	$14,206,566	$39,211,778

Shares issued in reinvestment of dividends and distributions	177,750	255,057	1,841,367	2,866,214

Shares converted from Class C	25,396	26,159	260,530	297,352

Shares redeemed	(3,113,596)	(2,041,123)	(32,165,303)	(22,492,315)

Net increase (decrease)	(1,536,302)	1,648,757	$(15,856,840)	$19,883,029

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	Shares		Amount
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022

Class C
Shares sold	107,722	957,369	$1,079,055	$10,835,221

Shares issued in reinvestment of dividends and distributions	34,730	73,644	348,336	802,273

Shares converted to Class A	(26,256)	(26,969)	(260,530)	(297,352)

Shares redeemed	(846,986)	(560,082)	(8,475,373)	(6,068,964)

Net increase (decrease)	(730,790)	443,962	$(7,308,512)	$5,271,178

Advisor Class
Shares sold	8,103,379	40,616,333	$84,039,313	$468,051,394

Shares issued in reinvestment of dividends and distributions	1,049,467	2,345,667	10,891,755	26,434,513

Shares redeemed	(36,258,220)	(33,515,631)	(377,020,172)	(375,042,679)

Net increase (decrease)	(27,105,374)	9,446,369	$(282,089,104)	$119,443,228

Class R
Shares sold	62,283	141,704	$647,299	$1,603,993

Shares issued in reinvestment of dividends and distributions	9,426	11,932	97,891	134,438

Shares redeemed	(87,272)	(95,894)	(905,130)	(1,097,267)

Net increase (decrease)	(15,563)	57,742	$(159,940)	$641,164

Class K
Shares sold	131,607	112,908	$1,359,848	$1,294,450

Shares issued in reinvestment of dividends and distributions	19,301	27,068	199,485	306,141

Shares redeemed	(120,706)	(335,148)	(1,233,703)	(3,896,262)

Net increase (decrease)	30,202	(195,172)	$325,630	$(2,295,671)

Class I
Shares sold	260,243	423,106	$2,649,082	$4,824,045

Shares issued in reinvestment of dividends and distributions	25,398	39,405	259,635	438,474

Shares redeemed	(356,853)	(346,343)	(3,634,655)	(3,852,368)

Net increase (decrease)	(71,212)	116,168	$(725,938)	$1,410,151

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	Shares		Amount
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022

Class 1
Shares sold	6,139,563	11,062,605	$62,318,139	$125,319,297

Shares issued in reinvestment of dividends and distributions	1,228,769	1,752,879	12,427,665	19,320,268

Shares redeemed	(11,321,158)	(6,204,606)	(114,476,455)	(68,561,063)

Net increase (decrease)	(3,952,826)	6,610,878	$(39,730,651)	$76,078,502

Class 2
Shares sold	394,500	3,439,902	$4,022,442	$39,531,686

Share issued in reinvestment of dividends and distributions	178,128	347,497	1,800,737	3,835,645

Shares redeemed	(2,212,509)	(3,552,396)	(22,375,665)	(40,218,571)

Net increase (decrease)	(1,639,881)	235,003	$(16,552,486)	$3,148,760

Class Z
Shares sold	637,043	660,539	$6,411,147	$7,478,978

Share issued in reinvestment of dividends and distributions	51,428	113,031	521,312	1,250,674

Shares redeemed	(281,603)	(1,528,362)	(2,851,692)	(16,419,494)

Net increase (decrease)	406,868	(754,792)	$4,080,767	$(7,689,842)

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be

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downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effect of potential central bank monetary policy, and government fiscal policy initiatives and resulting market reactions to those initiatives.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities. Although the Fund invests principally in inflation-indexed securities, the value of its securities may be vulnerable to changes in expectations of inflation or interest rates.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

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NOTES TO FINANCIAL STATEMENTS (continued)

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk—Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

LIBOR Replacement Risk—The Fund may be exposed to debt securities, derivatives or other financial instruments that recently transitioned from the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. LIBOR’s administrator, ICE Benchmark Administration, ceased publishing most LIBOR settings (including some U.S. LIBOR settings) by the end of 2021 and the remaining (and most widely used) U.S. Dollar LIBOR settings after June 30, 2023. The United Kingdom Financial Conduct Authority, which

abfunds.com	AB BOND INFLATION STRATEGY | 67

NOTES TO FINANCIAL STATEMENTS (continued)

regulates LIBOR, will permit the use of synthetic U.S. Dollar LIBOR rates for non-U.S. contracts through September 30, 2024, but any such rates would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the Secured Overnight Financing Rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market. There is no assurance that the composition or characteristics of SOFR or any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that the market for SOFR-linked financial instruments will have the same volume or liquidity as did the market for LIBOR-linked financial instruments prior to LIBOR’s discontinuance or unavailability. Neither the long-term effects of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2023.

68 | AB BOND INFLATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2023 and October 31, 2022 were as follows:

	2023		2022
Distributions paid from:
Ordinary income	$38,249,959		$68,537,505
Net long-term capital gains	– 0	–	3,796,204

Total taxable distributions paid	$38,249,959		$72,333,709

As of October 31, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$2,428,427
Accumulated capital and other losses	(129,498,099	)(a)
Unrealized appreciation (depreciation)	(22,437,122	)(b)

Total accumulated earnings (deficit)	$(149,506,794	)(c)

(a)	As of October 31, 2023, the Fund had a net capital loss carryforward of $129,498,099.

(b)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of callable bonds, the tax treatment of swaps, and the tax deferral of losses on wash sales.

(c)

The differences between book-basis and tax-basis components of accumulated earnings (deficit) are attributable primarily to the accrual of foreign capital gains tax, the tax treatment of defaulted securities, and dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2023, the Fund had a net short-term capital loss carryforward of $57,636,641 and a net long-term capital loss carryforward of $71,861,458, which may be carried forward for an indefinite period.

During the current fiscal year, there were no permanent differences that resulted in adjustments to accumulated loss or additional paid-in capital.

NOTE I

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was

abfunds.com	AB BOND INFLATION STRATEGY | 69

NOTES TO FINANCIAL STATEMENTS (continued)

effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE J

Subsequent Events

At a meeting held on October 31-November 2, 2023, the Board approved: (i) the discontinuance of the offering of Class K and Class R shares of the Fund to investors; (ii) the liquidation of the assets corresponding to such classes; (iii) the making of a final liquidating distribution to the remaining shareholders of each such class; and (iv) the redemption of all outstanding shares of each such class in the liquidating distribution or immediately thereafter. The Fund has suspended sales of Class K and Class R shares to new investors effective November 3, 2023. The Fund expects to make liquidating distributions to shareholders based on net asset value no later than nine months from the date of the approval of the Board.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Fund’s financial statements through this date.

70 | AB BOND INFLATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended October 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 10.29	$ 11.97	$ 11.56	$ 10.95	$ 10.47

Income From Investment Operations

Net investment income(a)(b)	.43	.64	.51	.25	.21

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.26)	(1.66)	.35	.59	.52

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.17	(1.02)	.86	.84	.73

Less: Dividends and Distributions

Dividends from net investment income	(.44)	(.62)	(.45)	(.23)	(.24)

Distributions from net realized gain on investment transactions	– 0	–	(.04)	– 0	–	– 0	–	– 0	–

Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.01)

Total dividends and distributions	(.44)	(.66)	(.45)	(.23)	(.25)

Net asset value, end of period	$ 10.02	$ 10.29	$ 11.97	$ 11.56	$ 10.95

Total Return

Total investment return based on net asset value(d)	1.70%	(8.93)%	7.63%	7.64%	7.00%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$46,881	$63,936	$54,687	$31,248	$38,422

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.86%	.84%	.78%	.91%	1.25%

Expenses, before waivers/reimbursements(e)	1.09%	1.04%	1.00%	1.18%	1.51%

Net investment income(b)	4.16%	5.69%	4.29%	2.26%	1.93%

Portfolio turnover rate	125%	79%	62%	48%	40%

See footnote summary on page 80.

abfunds.com	AB BOND INFLATION STRATEGY | 71

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended October 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 9.96	$ 11.63	$ 11.25	$ 10.67	$ 10.24

Income From Investment Operations

Net investment income(a)(b)	.33	.54	.44	.18	.13

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.24)	(1.62)	.31	.56	.49

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.09	(1.08)	.75	.74	.62

Less: Dividends and Distributions

Dividends from net investment income	(.37)	(.55)	(.37)	(.16)	(.19)

Distributions from net realized gain on investment transactions	– 0	–	(.04)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.37)	(.59)	(.37)	(.16)	(.19)

Net asset value, end of period	$ 9.68	$ 9.96	$ 11.63	$ 11.25	$ 10.67

Total Return

Total investment return based on net asset value(d)	.85%	(9.58)%	6.87%	6.92%	6.18%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$7,973	$15,480	$12,915	$3,823	$2,607

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	1.62%	1.59%	1.53%	1.64%	1.99%

Expenses, before waivers/reimbursements(e)	1.85%	1.78%	1.75%	1.91%	2.26%

Net investment income(b)	3.33%	4.91%	3.79%	1.62%	1.28%

Portfolio turnover rate	125%	79%	62%	48%	40%

See footnote summary on page 80.

72 | AB BOND INFLATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended October 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 10.30	$ 11.99	$ 11.57	$ 10.96	$ 10.49

Income From Investment Operations

Net investment income(a)(b)	.44	.67	.57	.27	.27

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.25)	(1.67)	.33	.60	.48

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.19	(1.00)	.90	.87	.75

Less: Dividends and Distributions

Dividends from net investment income	(.46)	(.65)	(.48)	(.26)	(.27)

Distributions from net realized gain on investment transactions	– 0	–	(.04)	– 0	–	– 0	–	– 0	–

Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.01)

Total dividends and distributions	(.46)	(.69)	(.48)	(.26)	(.28)

Net asset value, end of period	$ 10.03	$ 10.30	$ 11.99	$ 11.57	$ 10.96

Total Return

Total investment return based on net asset value(d)	1.93%	(8.72)%	7.98%	7.93%	7.21%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$220,987	$506,033	$475,604	$135,677	$168,440

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.62%	.59%	.53%	.66%	.97%

Expenses, before waivers/reimbursements(e)	.85%	.78%	.74%	.92%	1.24%

Net investment income(b)	4.23%	5.95%	4.76%	2.44%	2.47%

Portfolio turnover rate	125%	79%	62%	48%	40%

See footnote summary on page 80.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended October 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 10.32	$ 12.00	$ 11.57	$ 10.93	$ 10.46

Income From Investment Operations

Net investment income(a)(b)	.41	.61	.45	.21	.20

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.27)	(1.67)	.38	.62	.49

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.14	(1.06)	.83	.83	.69

Less: Dividends and Distributions

Dividends from net investment income	(.41)	(.58)	(.40)	(.19)	(.22)

Distributions from net realized gain on investment transactions	– 0	–	(.04)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.41)	(.62)	(.40)	(.19)	(.22)

Net asset value, end of period	$ 10.05	$ 10.32	$ 12.00	$ 11.57	$ 10.93

Total Return

Total investment return based on net asset value(d)	1.41%	(9.15)%	7.44%	7.61	%(f)	6.64%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,409	$2,633	$2,369	$3,066	$6,992

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	1.11%	1.09%	1.04%	1.21%	1.47%

Expenses, before waivers/reimbursements(e)	1.47%	1.43%	1.40%	1.58%	1.83%

Net investment income(b)	3.99%	5.36%	3.74%	1.88%	1.88%

Portfolio turnover rate	125%	79%	62%	48%	40%
See footnote summary on page 80.

74 | AB BOND INFLATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended October 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 10.28	$ 11.96	$ 11.54	$ 10.92	$ 10.45

Income From Investment Operations

Net investment income(a)(b)	.44	.61	.52	.27	.17

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.27)	(1.64)	.34	.58	.54

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.17	(1.03)	.86	.85	.71

Less: Dividends and Distributions

Dividends from net investment income	(.44)	(.61)	(.44)	(.23)	(.23)

Distributions from net realized gain on investment transactions	– 0	–	(.04)	– 0	–	– 0	–	– 0	–

Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.01)

Total dividends and distributions	(.44)	(.65)	(.44)	(.23)	(.24)

Net asset value, end of period	$ 10.01	$ 10.28	$ 11.96	$ 11.54	$ 10.92

Total Return

Total investment return based on net asset value(d)	1.58%	(8.94)%	7.64%	7.74%	6.88%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$4,562	$4,373	$7,420	$6,790	$5,051

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.86%	.82%	.78%	.89%	1.27%

Expenses, before waivers/reimbursements(e)	1.25%	1.10%	1.09%	1.21%	1.57%

Net investment income(b)	4.27%	5.33%	4.34%	2.40%	1.61%

Portfolio turnover rate	125%	79%	62%	48%	40%

See footnote summary on page 80.

abfunds.com	AB BOND INFLATION STRATEGY | 75

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Year Ended October 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 10.17	$ 11.84	$ 11.44	$ 10.84	$ 10.38

Income From Investment Operations

Net investment income(a)(b)	.46	.66	.51	.27	.25

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.26)	(1.64)	.37	.59	.49

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.20	(.98)	.88	.86	.74

Less: Dividends and Distributions

Dividends from net investment income	(.47)	(.65)	(.48)	(.26)	(.27)

Distributions from net realized gain on investment transactions	– 0	–	(.04)	– 0	–	– 0	–	– 0	–

Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.01)

Total dividends and distributions	(.47)	(.69)	(.48)	(.26)	(.28)

Net asset value, end of period	$ 9.90	$ 10.17	$ 11.84	$ 11.44	$ 10.84

Total Return

Total investment return based on net asset value(d)	1.88%	(8.67)%	7.88%	7.97%	7.23%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$5,539	$6,414	$6,093	$8,297	$9,893

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.61%	.59%	.53%	.65%	.94%

Expenses, before waivers/reimbursements(e)	.83%	.78%	.74%	.88%	1.18%

Net investment income(b)	4.50%	5.92%	4.31%	2.42%	2.40%

Portfolio turnover rate	125%	79%	62%	48%	40%

See footnote summary on page 80.

76 | AB BOND INFLATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 1
Year Ended October 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 10.06	$ 11.73	$ 11.35	$ 10.77	$ 10.33

Income From Investment Operations

Net investment income(a)(b)	.44	.64	.52	.26	.24

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.26)	(1.62)	.34	.59	.48

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.18	(.98)	.86	.85	.72

Less: Dividends and Distributions

Dividends from net investment income	(.46)	(.65)	(.48)	(.27)	(.27)

Distributions from net realized gain on investment transactions	– 0	–	(.04)	– 0	–	– 0	–	– 0	–

Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.01)

Total dividends and distributions	(.46)	(.69)	(.48)	(.27)	(.28)

Net asset value, end of period	$ 9.78	$ 10.06	$ 11.73	$ 11.35	$ 10.77

Total Return

Total investment return based on net asset value(d)	1.84%	(8.75)%	7.77%	7.84%	7.18%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$340,649	$390,055	$377,333	$312,381	$319,282

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.71%	.69%	.63%	.75%	1.07%

Expenses, before waivers/reimbursements(e)	.83%	.78%	.75%	.88%	1.20%

Net investment income(b)	4.34%	5.76%	4.44%	2.42%	2.31%

Portfolio turnover rate	125%	79%	62%	48%	40%

See footnote summary on page 80.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 2
Year Ended October 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 10.06	$ 11.73	$ 11.34	$ 10.76	$ 10.32

Income From Investment Operations

Net investment income(a)(b)	.44	.64	.53	.28	.26

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.25)	(1.61)	.35	.58	.48

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.19	(.97)	.88	.86	.74

Less: Dividends and Distributions

Dividends from net investment income	(.47)	(.66)	(.49)	(.28)	(.29)

Distributions from net realized gain on investment transactions	– 0	–	(.04)	– 0	–	– 0	–	– 0	–

Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.01)

Total dividends and distributions	(.47)	(.70)	(.49)	(.28)	(.30)

Net asset value, end of period	$ 9.78	$ 10.06	$ 11.73	$ 11.34	$ 10.76

Total Return

Total investment return based on net asset value(d)	1.94%	(8.77)%	7.98%	7.96%	7.19%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$41,599	$59,262	$66,348	$60,289	$58,829

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.61%	.58%	.53%	.65%	.96%

Expenses, before waivers/reimbursements(e)	.73%	.67%	.65%	.78%	1.09%

Net investment income(b)	4.38%	5.75%	4.51%	2.53%	2.45%

Portfolio turnover rate	125%	79%	62%	48%	40%

See footnote summary on page 80.

78 | AB BOND INFLATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class Z
Year Ended October 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 10.10	$ 11.77	$ 11.38	$ 10.80	$ 10.35

Income From Investment Operations

Net investment income(a)(b)	.46	.67	.56	.24	.27

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.27)	(1.65)	.32	.62	.47

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.19	(.98)	.88	.86	.74

Less: Dividends and Distributions

Dividends from net investment income	(.47)	(.65)	(.49)	(.28)	(.28)

Distributions from net realized gain on investment transactions	– 0	–	(.04)	– 0	–	– 0	–	– 0	–

Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.01)

Total dividends and distributions	(.47)	(.69)	(.49)	(.28)	(.29)

Net asset value, end of period	$ 9.82	$ 10.10	$ 11.77	$ 11.38	$ 10.80

Total Return

Total investment return based on net asset value(d)	1.83%	(8.65)%	7.94%	7.92%	7.26%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$14,036	$10,320	$20,910	$11,016	$32,606

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.60%	.58%	.53%	.67%	.96%

Expenses, before waivers/reimbursements(e)	.74%	.68%	.65%	.81%	1.10%

Net investment income(b)	4.53%	6.02%	4.81%	2.16%	2.50%

Portfolio turnover rate	125%	79%	62%	48%	40%

See footnote summary on page 80.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The expense ratios presented below exclude interest/bank overdraft expense:

	Year Ended October 31,
	2023	2022	2021	2020	2019

Class A
Net of waivers/reimbursements	.75%	.75%	.75%	.75%	.75%
Before waivers/reimbursements	.98%	.95%	.97%	1.01%	1.02%
Class C
Net of waivers/reimbursements	1.50%	1.50%	1.50%	1.50%	1.50%
Before waivers/reimbursements	1.73%	1.69%	1.72%	1.77%	1.77%
Advisor Class
Net of waivers/reimbursements	.50%	.50%	.50%	.50%	.50%
Before waivers/reimbursements	.73%	.69%	.72%	.77%	.77%
Class R
Net of waivers/reimbursements	1.00%	1.00%	1.00%	1.00%	1.00%
Before waivers/reimbursements	1.37%	1.34%	1.36%	1.37%	1.36%
Class K
Net of waivers/reimbursements	.75%	.75%	.75%	.75%	.75%
Before waivers/reimbursements	1.14%	1.02%	1.05%	1.07%	1.04%
Class I
Net of waivers/reimbursements	.50%	.50%	.50%	.50%	.50%
Before waivers/reimbursements	.72%	.69%	.71%	.73%	.73%
Class 1
Net of waivers/reimbursements	.60%	.60%	.60%	.60%	.60%
Before waivers/reimbursements	.72%	.69%	.72%	.73%	.73%
Class 2
Net of waivers/reimbursements	.50%	.50%	.50%	.50%	.50%
Before waivers/reimbursements	.62%	.59%	.62%	.63%	.63%
Class Z
Net of waivers/reimbursements	.50%	.50%	.50%	.50%	.50%
Before waivers/reimbursements	.63%	.60%	.62%	.63%	.64%

(f)

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AB Bond Inflation Strategy

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Bond Inflation Strategy (the “Fund”) (one of the portfolios constituting AB Bond Fund, Inc. (the “Company”)), including the portfolio of investments, as of October 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting AB Bond Fund, Inc.) at October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

December 22, 2023

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2023 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended October 31, 2023. For foreign shareholders, 88.34% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2024.

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BOARD OF DIRECTORS

Garry L. Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1)

OFFICERS

Michael Canter(2), Vice President Michael Rosborough(2), Vice President Nancy E. Hay, Secretary Michael B. Reyes, Senior Vice President	Stephen M. Woetzel, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

One Congress Street, Suite 1

Boston, MA 02114

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Transfer Agent

AllianceBernstein Investor Services,

Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s U.S. Multi-Sector Fixed-Income Team. Messrs. Canter and Rosborough are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Onur Erzan,# 1345 Avenue of the Americas New York, NY 10105 47 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”), Head of Global Client Group and Head of Private Wealth. He oversees AB’s entire private wealth management business, third-party institutional and retail franchise, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. He is also a member of the Equitable Holdings Management Committee. Prior to joining the firm in January 2021, he spent over 19 years with McKinsey (management consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics and digital assets, and capabilities) globally.	82	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS

Garry L. Moody,## Chairman of the Board 71 (2008)	Private Investor since prior to 2018. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He served as a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council from October 2019 through September 2023, where he also served as Chairman of the Governance Committee from October 2021 through September 2023. He is Chairman of the AB Funds and Chairman of the Independent Directors Committees since January 2023; he has served as a director or trustee since 2008, and served as Chairman of the Audit Committee of such funds from 2008 to February 2023.	82	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Jorge A. Bermudez,## 72 (2020)	Private Investor since prior to 2018. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008; Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007; and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016; and Chair of the Audit Committee of the Board of Directors of Moody’s Corporation since December 2022. He has served as director or trustee of the AB Funds since January 2020.	82	Moody’s Corporation since April 2011

Michael J. Downey,## 79 (2005)	Private Investor since prior to 2018. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2018 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	82	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Nancy P. Jacklin,## 75 (2006)	Private Investor since prior to 2018. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and served as Chair of the Governance and Nominating Committees of the AB Funds from 2014 to August 2023.	82	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Jeanette W. Loeb,## 71 (2020)	Private Investor since prior to 2018. Director of New York City Center since 2005. Formerly, Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to April 2023. She was a director of Apollo Investment Corp. (business development company) from August 2011 to July 2023 and a director of AB Multi-Manager Alternative Fund (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020 and serves as Chair of the Governance and Nominating Committees of the AB Funds since August 2023.	82	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Carol C. McMullen,## 68 (2016)	Private Investor and a member of the Advisory Board of Butcher Box (since 2018) and serves as Advisory Board Chair as of June 2023. Formerly, Managing Director of Slalom Consulting (consulting) from 2014 until July 2023; member, Mass General Brigham (formerly, Partners Healthcare) Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016 and serves as Chair of the Audit Committees of such funds since February 2023.	82	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Marshall C. Turner, Jr.,## 82 (2005)	Private Investor since prior to 2018. He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. Former Chairman and CEO of Dupont Photomasks, Inc. (semi-conductor manufacturing equipment) from 2003 through 2006. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the board of the George Lucas Educational Foundation. He has served as a director of one AB Fund since 1992, and director or trustee of all the AB Funds since 2005. He has served as both Chairman of the AB Funds and Chairman of the Independent Directors Committees from 2014 through December 2022.	82	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Erzan is an “interested person” of the Fund as defined in the “40 Act”, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Onur Erzan 47	President and Chief Executive Officer	See biography above.

Michael Canter 54	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2018. He is also Director and Chief Investment Officer – Securitized Assets.

Michael Rosborough 61	Vice President	Senior Vice President of the Adviser**, with which he has been associated in a substantially similar capacity since 2020. Prior to 2020, he was an investment director, portfolio manager and member of the tactical asset allocation committee at California Public Employees’ Retirement System (CalPERS) since prior to 2018.

Nancy E. Hay 51	Secretary	Senior Vice President and Counsel of the Adviser**, with which she has been associated since prior to 2018 and Assistant Secretary of ABI**.

Michael B. Reyes 47	Senior Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2018.

Stephen M. Woetzel 52	Treasurer and Chief Financial Officer	Senior Vice President of ABIS**, with which he has been associated since prior to 2018.

Phyllis J. Clarke 62	Controller	Vice President of ABIS**, with which she has been associated since prior to 2018.

Jennifer Friedland 49	Chief Compliance Officer	Vice President of the Adviser** since 2020 and Mutual Fund Chief Compliance Officer (of all Funds since January 2023 and of the ETF Funds since 2022). Before joining the Adviser** in 2020, she was Chief Compliance Officer at WestEnd Advisors, LLC from prior to 2018 until 2019.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2023, which covered the period January 1, 2022 through December 31, 2022 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

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and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Bond Inflation Strategy (the “Fund”) at a meeting held in-person on August 1-2, 2023 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

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judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2021 and 2022 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution

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expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Advisor Class shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Advisor Class shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended May 31, 2023 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and discussed with the Adviser the reasons it was above the median. The directors also noted the Adviser’s total rate of compensation, taking into account the impact of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

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The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Advisor Class shares of the Fund in comparison to the medians for a peer group and a peer universe selected by the 15(c) service provider. The Advisor Class expense ratio of the Fund was based on the Fund’s latest fiscal year and reflected the impact of the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the medians. After reviewing and

98 | AB BOND INFLATION STRATEGY	abfunds.com

discussing the Adviser’s explanation of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

abfunds.com	AB BOND INFLATION STRATEGY | 99

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Low Volatility Equity Portfolio1

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Short Duration High Yield Portfolio1

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Disruptors ETF

High Yield ETF

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

US High Dividend ETF

US Large Cap Strategic Equities ETF

US Low Volatility Equity ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to July 5, 2023, International Low Volatility Equity Portfolio was named International Strategic Core Portfolio and Short Duration High Yield Portfolio was named Limited Duration High Income Portfolio.

100 | AB BOND INFLATION STRATEGY	abfunds.com

AB BOND INFLATION STRATEGY

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

BIS-0151-1023

OCT    10.31.23

ANNUAL REPORT

AB INCOME FUND

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Income Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB INCOME FUND | 1

ANNUAL REPORT

December 7, 2023

This report provides management’s discussion of fund performance for the AB Income Fund for the annual reporting period ended October 31, 2023.

The investment objective of the Fund is to seek high current income consistent with preservation of capital.

NAV RETURNS AS OF OCTOBER 31, 2023 (unaudited)

	6 Months	12 Months

AB INCOME FUND

Class A Shares	-5.96%	1.76%

Class C Shares	-6.16%	1.00%

Advisor Class Shares[1]	-5.69%	2.02%

Class Z Shares[1]	-5.68%	2.02%

Bloomberg US Aggregate Bond Index	-6.13%	0.36%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund, or through other limited or special arrangements approved by the Adviser, such as purchases by shareholders of the Fund’s Predecessor Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its benchmark, the Bloomberg US Aggregate Bond Index, for the six- and 12-month periods ended October 31, 2023.

During the 12-month period, all share classes outperformed the benchmark, before sales charges. Sector allocation was the primary contributor, relative to the benchmark, mostly from off-benchmark exposure to emerging-market sovereign and corporate bonds, collateralized loan obligations, agency risk-sharing transactions, and bank loans that added more to relative performance than losses from an overweight to US Treasury bonds and an underweight to US investment-grade corporate bonds. Security selection also contributed, mainly from selection in investment-grade and high-yield corporate bonds, emerging-market sovereign bonds and quasi-sovereign bonds that were partially offset by a loss from selections in commercial mortgage-backed securities. Yield-curve positioning detracted, as losses from overweights to the two- to 10-year parts of the curve were greater than gains from an overweight to the six-month part of the curve and an underweight to the 30-year part of the yield curve. Off-benchmark country allocation to Canada was a minor detractor. Currency decisions did not impact performance during the period.

2 | AB INCOME FUND	abfunds.com

In the six-month period, all share classes, except Class C, outperformed the benchmark, before sales charges. Security selection was the greatest contributor to relative performance, from selection in investment-grade and high-yield corporate bonds, emerging-market sovereign bonds and quasi-sovereign bonds. Sector allocation also added to relative performance, because of gains from off-benchmark exposures to collateralized loan obligations, emerging-market corporate bonds, bank loans and agency risk-sharing transactions that were partially offset by losses from an underweight to investment-grade corporate bonds. Yield-curve positioning detracted from relative performance, mainly from overweights to the two- to 10-year parts of the yield curve that were partially offset by gains from an overweight to the six-month part of the curve and underweights to the 20- and 30-year parts of the curve. Off-benchmark country allocation to Canada was a minor detractor. Currency decisions did not have a meaningful impact of results.

During both periods, the Fund used derivatives in the form of treasury futures and interest rate swaps to manage and hedge duration risk and/or to take active yield-curve positioning. Consumer Price Index swaps were used to obtain active inflation exposure. Currency forwards were used to hedge foreign currency exposure. Credit default swap indices were utilized to effectively gain exposure to specific sectors. Purchased options were used to reduce credit sensitive volatility. Written options were used to generate income from credit sensitive options.

MARKET REVIEW AND INVESTMENT STRATEGY

During the 12-month period ended October 2023, fixed-income government bond market yields were extremely volatile in all major developed markets, and developed-market government bond returns diverged based on individual country growth and inflation expectations. Most central banks raised interest rates significantly to combat inflation and then paused further interest-rate hikes. Government bond returns in aggregate were positive, as returns rose in Italy, Japan and Spain, and fell in the UK, Australia, Germany, the US and Canada. Overall, developed-market investment-grade corporate bonds significantly outperformed government bonds, including in the US and eurozone. High-yield corporate bonds advanced and materially outperformed government bonds, especially in the eurozone and US. Emerging-market local-currency sovereign bonds led risk asset returns, as the US dollar was mixed against all currencies. Emerging-market hard-currency sovereign and corporate bonds had strong relative positive returns, particularly among high-yield sovereigns and corporates.

The Fund’s Senior Investment Management Team (the “Team”) continues to pursue high income, while preserving capital by investing primarily in government bonds from both US and non-US issuers as well as corporate bonds, with scope to invest a select amount in below investment-grade

abfunds.com	AB INCOME FUND | 3

bonds. The Team manages the Fund with a core fixed-income strategy through a global, multi-sector approach that seeks an attractive risk/return profile.

INVESTMENT POLICIES

The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets in income-producing securities. The Fund also normally invests at least 65% of its total assets in securities of US and foreign governments, their agencies or instrumentalities and repurchase agreements relating to US government securities.

The Fund normally invests at least 65% of its total assets in US dollar-denominated securities. The Fund may also invest up to 35% of its total assets in non-government fixed-income securities, including corporate debt securities, non-government mortgage-backed and other asset-backed securities, certificates of deposit and commercial paper. The Fund may invest up to 35% of its net assets in below investment-grade securities (commonly known as “junk bonds”). The Fund may invest no more than 25% of its total assets in securities of issuers in any one country other than the US. The Fund’s investments in foreign securities may include investments in securities of emerging-market countries or of issuers in emerging markets.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risks and return characteristics as well as the securities’ impact on the overall risks and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings. The Fund may invest in fixed-income securities with any maturity or duration.

The Fund utilizes derivatives, such as options, futures contracts, forwards and swaps to a significant extent, subject to the limits of applicable law. The Fund may, for example, use credit default, interest rate and total return swaps to establish exposure to the fixed-income markets or particular fixed-income securities. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Fund’s exposure. The Fund may also enter into transactions such as reverse repurchase agreements that are similar to borrowings for investment purposes. The Fund’s use of derivatives and these borrowing transactions may create aggregate exposure that is substantially in excess of its net assets, effectively leveraging the Fund.

4 | AB INCOME FUND	abfunds.com

DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg US Aggregate Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg US Aggregate Bond Index represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities and CMBS. The index is not leveraged, whereas the Fund utilizes leverage. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effect of potential central bank

abfunds.com	AB INCOME FUND | 5

DISCLOSURES AND RISKS (continued)

monetary policy, and government fiscal policy, initiatives and resulting market reactions to those initiatives.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to the full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline, as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid and are subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk

6 | AB INCOME FUND	abfunds.com

DISCLOSURES AND RISKS (continued)

may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Active Trading Risk: The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

abfunds.com	AB INCOME FUND | 7

DISCLOSURES AND RISKS (continued)

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

The Fund commenced operations on April 22, 2016. The Fund acquired the assets and liabilities of the AllianceBernstein Income Fund, Inc., a closed-end fund (the “Predecessor Fund”), effective at the close of business on April 21, 2016 (the “Reorganization”). The Fund has the same investment objective that the Predecessor Fund had and similar investment strategies and policies. In addition, the Fund has higher expenses (including transfer agency and shareholder servicing fees), and a different advisory fee arrangement than the Predecessor Fund had.

Performance information prior to April 22, 2016, shown in this report reflects the historical performance of the Predecessor Fund based on its NAV. Such performance information may not be representative of performance the Fund would have achieved as an open-end fund under its current investment strategies and policies and expense levels.

8 | AB INCOME FUND	abfunds.com

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

10/31/2013 TO 10/31/2023

This chart illustrates the total value of an assumed $10,000 investment in AB Income Fund Advisor Class shares (from 10/31/2013 to 10/31/2023) as compared to the performance of the Fund’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

1

Performance returns of Advisor Class shares for the periods prior to April 21, 2016, are based on the NAV per share of the Predecessor Fund. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund, or through other limited or special arrangements approved by the Adviser, such as purchases by shareholders of the Fund’s Predecessor Fund.

abfunds.com	AB INCOME FUND | 9

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2023 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]

CLASS A SHARES			5.25%

1 Year	1.76%	-2.49%

5 Years	-0.46%	-1.31%

Since Inception[2]	0.41%	-0.16%

CLASS C SHARES			4.74%

1 Year	1.00%	0.03%

5 Years	-1.20%	-1.20%

Since Inception[2,3]	-0.32%	-0.32%

ADVISOR CLASS SHARES[4,5]			5.76%

1 Year	2.02%	2.02%

5 Years	-0.21%	-0.21%

10 Years	1.64%	1.64%

CLASS Z SHARES[5]			5.80%

1 Year	2.02%	2.02%

Since Inception[2]	-2.99%	-2.99%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.08%, 1.82%, 0.82% and 0.78% for Class A, Class C, Advisor Class and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limited the Fund’s total annual operating expense ratios, exclusive of acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses and brokerage commissions and other transaction costs, to 0.77%, 1.52%, 0.52% and 0.52% for Class A, Class C, Advisor Class and Class Z shares, respectively. These waivers/reimbursements may not be terminated before January 31, 2024. Any fees waived and expenses borne by the Adviser through April 22, 2018, under the expense limitations in effect prior to that date may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s total annual operating expenses to exceed the expense limitations. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2023.

2	Inception dates: 4/21/2016 for all share classes except Class Z; 11/20/2019 for Class Z shares.

3	Assumes conversion of Class C shares into Class A shares after eight years.

4	Performance returns of Advisor Class shares for the periods prior to April 21, 2016, are based on the NAV per share of the Predecessor Fund.

5

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund, or through other limited or special arrangements approved by the Adviser, such as purchases by shareholders of the Fund’s Predecessor Fund.

10 | AB INCOME FUND	abfunds.com

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2023 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-2.14%

5 Years	-1.12%

Since Inception[1]	0.09%

CLASS C SHARES

1 Year	0.46%

5 Years	-1.00%

Since Inception[1,2]	-0.07%

ADVISOR CLASS SHARES[3,4]

1 Year	2.46%

5 Years	0.00%

10 Years	2.00%

CLASS Z SHARES[4]

1 Year	2.30%

Since Inception[1]	-2.63%

1	Inception dates: 4/21/2016 for all share classes except Class Z; 11/20/2019 for Class Z shares.

2	Assumes conversion of Class C shares into Class A shares after eight years.

3	Performance returns of Advisor Class shares for the periods prior to April 21, 2016, are based on the NAV per share of the Predecessor Fund.

4

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund, or through other limited or special arrangements approved by the Adviser, such as purchases by shareholders of the Fund’s Predecessor Fund.

abfunds.com	AB INCOME FUND | 11

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$940.40	$9.68	1.98%
Hypothetical**	$1,000	$1,015.22	$10.06	1.98%
Class C
Actual	$1,000	$938.40	$13.29	2.72%
Hypothetical**	$1,000	$1,011.49	$13.79	2.72%
Advisor Class
Actual	$1,000	$943.10	$8.42	1.72%
Hypothetical**	$1,000	$1,016.53	$8.74	1.72%
Class Z
Actual	$1,000	$943.20	$8.42	1.72%
Hypothetical**	$1,000	$1,016.53	$8.74	1.72%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

12 | AB INCOME FUND	abfunds.com

PORTFOLIO SUMMARY

October 31, 2023 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $2,402.1

1

The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” security type weightings represent 0.3% or less in the following types: Common Stocks, Governments–Sovereign Bonds, Local Governments–US Municipal Bonds, Preferred Stocks, Purchased Options–Puts, and Rights.

abfunds.com	AB INCOME FUND | 13

PORTFOLIO SUMMARY (continued)

October 31, 2023 (unaudited)

1

The Fund’s country breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.3% or less in the following: Angola, Canada, Cayman Islands, Chile, Czech Republic, Denmark, Dominican Republic, El Salvador, Finland, Ghana, Guatemala, Hong Kong, Hungary, Indonesia, Ireland, Israel, Ivory Coast, Jamaica, Japan, Kazakhstan, Kenya, Lebanon, Luxembourg, Macau, Netherlands, Nigeria, Norway, Panama, Peru, Senegal, South Africa, South Korea, Sweden, Turkey and Ukraine.

14 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS

October 31, 2023

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 49.1%
United States – 49.1%
U.S. Treasury Bonds 3.00%, 08/15/2052(a)(b)	U.S.$	49,257	$34,056,252
U.S. Treasury Notes 2.875%, 05/15/2032		14	11,868
3.875%, 08/15/2033		10,430	9,624,934
4.125%, 09/30/2027(b)(c)(d)		351,519	342,291,431
4.125%, 10/31/2027		104,988	102,182,560
4.125%, 07/31/2028(a)		99,948	97,011,639
4.75%, 07/31/2025		446,365	443,365,489
5.00%, 08/31/2025		151,900	151,567,719

Total Governments - Treasuries (cost $1,199,721,018)			1,180,111,892

MORTGAGE PASS-THROUGHS – 26.5%
Agency Fixed Rate 30-Year – 26.5%
Federal National Mortgage Association Series 1998 8.00%, 06/01/2028		1	634
Series 1999 7.50%, 11/01/2029		4	4,289
Series 2020 2.50%, 12/01/2050		85,242	65,422,061
Series 2022 3.00%, 03/01/2052		20,911	16,788,286
3.00%, 08/01/2052		11,494	9,197,266
Government National Mortgage Association Series 2021 4.00%, 11/20/2053, TBA		13,732	12,063,527
4.50%, 11/20/2053, TBA		70,886	63,978,082
Series 2023 5.50%, 05/20/2053		42,302	40,463,007
5.50%, 08/20/2053		34,245	32,755,774
6.00%, 10/20/2053		9,350	9,163,440
6.50%, 10/20/2053		9,100	9,095,493
Uniform Mortgage-Backed Security Series 2022 4.00%, 11/13/2053, TBA		44,832	38,733,998
Series 2023 3.00%, 11/13/2053, TBA		61,874	49,443,711
3.50%, 11/13/2053, TBA		82,946	69,036,631
4.50%, 11/13/2053, TBA		5,755	5,142,172
5.00%, 11/13/2053, TBA		82,077	75,661,743
5.50%, 11/13/2053, TBA		9,700	9,204,769

abfunds.com	AB INCOME FUND | 15

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

6.00%, 11/13/2053, TBA	U.S.$	64,900	$63,145,675
6.50%, 11/13/2053, TBA		67,500	67,072,853

Total Mortgage Pass-Throughs (cost $640,666,317)			636,373,411

CORPORATES - INVESTMENT GRADE – 16.2%
Financial Institutions – 9.4%
Banking – 6.8%
Ally Financial, Inc. 6.992%, 06/13/2029		4,859	4,642,434
8.00%, 11/01/2031		75	73,235
Series B 4.70%, 05/15/2026(e)		3,727	2,430,787
Banco de Credito del Peru SA 3.125%, 07/01/2030(f)		3,765	3,440,269
Banco Santander SA 3.225%, 11/22/2032		200	147,164
4.175%, 03/24/2028		2,800	2,563,904
6.921%, 08/08/2033		5,400	5,020,380
Bank of America Corp. Series U 8.806% (SOFR + 3.40%), 12/01/2023(e)(g)		2,518	2,520,065
Barclays PLC 6.125%, 12/15/2025(e)		7,868	7,009,680
7.125%, 06/15/2025(e)	GBP	333	377,210
BNP Paribas SA 4.625%, 02/25/2031(e)(f)	U.S.$	2,545	1,759,358
CaixaBank SA 6.84%, 09/13/2034(f)		3,893	3,677,912
Capital One Financial Corp. 6.377%, 06/08/2034		4,743	4,326,849
7.624%, 10/30/2031		3,035	3,034,363
Citigroup, Inc. 3.875%, 02/18/2026(e)		3,286	2,751,039
7.625%, 11/15/2028(e)		1,873	1,806,827
Series U 5.00%, 09/12/2024(e)		2,540	2,403,475
Series V 4.70%, 01/30/2025(e)		1,811	1,619,559
Series W 4.00%, 12/10/2025(e)		2,865	2,454,675
Credit Agricole SA 8.125%, 12/23/2025(e)(f)		4,972	4,911,690

16 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Danske Bank A/S 3.244%, 12/20/2025(f)	U.S.$	200	$191,764
6.466%, 01/09/2026(f)		2,440	2,429,459
Deutsche Bank AG/New York NY 1.447%, 04/01/2025		150	146,362
6.119%, 07/14/2026		4,938	4,860,572
7.079%, 02/10/2034		2,615	2,299,736
7.146%, 07/13/2027		962	960,644
Discover Financial Services 6.70%, 11/29/2032		2,653	2,457,235
Goldman Sachs Group, Inc. (The) Series P 8.501% (SOFR + 3.14%), 12/01/2023(e)(g)		1,882	1,874,378
Series W 7.50%, 02/10/2029(e)		2,147	2,102,664
HSBC Holdings PLC 4.60%, 12/17/2030(e)		1,030	743,093
6.375%, 03/30/2025(e)		468	441,792
ING Groep NV 6.50%, 04/16/2025(e)		3,085	2,891,139
6.75%, 04/16/2024(e)(f)		3,383	3,308,878
Intesa Sanpaolo SpA 5.017%, 06/26/2024(f)		999	980,459
JPMorgan Chase & Co. Series Q 8.889% (SOFR + 3.51%), 02/01/2024(e)(g)		3,871	3,888,961
Series R 8.939% (SOFR + 3.56%), 02/01/2024(e)(g)		282	283,517
Nationwide Building Society 6.557%, 10/18/2027(f)		9,636	9,616,439
Nordea Bank Abp 6.625%, 03/26/2026(e)(f)		8,725	8,148,714
PNC Financial Services Group, Inc. (The) Series O 9.312% (SOFR + 3.94%), 11/01/2023(e)(g)		1,247	1,247,000
Series R 8.711% (SOFR + 3.30%), 12/01/2023(e)(g)		2,740	2,712,408
Santander Holdings USA, Inc. 6.499%, 03/09/2029		6,064	5,864,737
6.565%, 06/12/2029		5,635	5,436,254
Standard Chartered PLC 7.162% (LIBOR 3 Month + 1.51%), 01/30/2027(e)(f)(g)		7,500	6,863,400

abfunds.com	AB INCOME FUND | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Swedbank AB Series NC5 5.625%, 09/17/2024(e)(f)	U.S.$	8,800	$8,486,104
Truist Financial Corp. Series L 8.773% (SOFR + 3.36%), 12/15/2024(e)(g)		4,473	4,234,008
Series Q 5.10%, 03/01/2030(e)		7,152	5,725,462
UBS Group AG 4.375%, 02/10/2031(e)		4,958	3,434,258
6.246%, 09/22/2029(f)		5,435	5,323,093
6.373%, 07/15/2026(f)		1,114	1,106,971
7.00%, 02/19/2025(e)(f)		211	204,813
UniCredit SpA 1.982%, 06/03/2027(f)		250	220,420
2.569%, 09/22/2026(f)		3,984	3,648,667
Wells Fargo & Co. 7.625%, 09/15/2028(e)		3,806	3,822,822

			162,927,098

Brokerage – 0.1%
Nomura Holdings, Inc. 5.709%, 01/09/2026		1,854	1,826,987

Finance – 1.2%
Aircastle Ltd. 5.25%, 06/15/2026(e)(f)		1,325	1,049,705
Aviation Capital Group LLC 4.125%, 08/01/2025(f)		1,592	1,515,871
4.375%, 01/30/2024(f)		1,694	1,682,684
4.875%, 10/01/2025(f)		1,315	1,264,701
6.375%, 07/15/2030(f)		3,735	3,538,277
6.75%, 10/25/2028(f)		4,298	4,238,774
GTCR W-2 Merger Sub LLC/GTCR W Dutch Finance Sub BV 8.50%, 01/15/2031(f)	GBP	333	407,108
Huarong Finance II Co., Ltd. Series E 4.625%, 06/03/2026	U.S.$	630	560,631
4.875%, 11/22/2026(f)		737	650,963
5.50%, 01/16/2025(f)		5,167	4,941,409
REC Ltd. 5.625%, 04/11/2028(f)		648	627,620
Synchrony Financial 3.95%, 12/01/2027		9,789	8,390,739

			28,868,482

18 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Insurance – 1.1%
Assicurazioni Generali SpA Series E 5.50%, 10/27/2047(f)	EUR	6,630	$6,970,518
Credit Agricole Assurances SA 4.75%, 09/27/2048(f)		3,200	3,233,081
Fairfax Financial Holdings Ltd. 8.30%, 04/15/2026	U.S.$	5,000	5,212,300
Hartford Financial Services Group, Inc. (The) Series ICON 7.751% (SOFR + 2.39%), 02/12/2047(f)(g)		3,275	2,805,594
MetLife Capital Trust IV 7.875%, 12/15/2037(f)		4,117	4,192,959
Prudential Financial, Inc. 5.20%, 03/15/2044		4,029	3,973,319

			26,387,771

REITs – 0.2%
GLP Capital LP/GLP Financing II, Inc. 5.375%, 04/15/2026		283	271,434
Spirit Realty LP 3.40%, 01/15/2030		1,800	1,496,772
STORE Capital Corp. 4.625%, 03/15/2029		1,143	964,052
Trust Fibra Uno 4.869%, 01/15/2030(f)		2,288	1,899,040
4.869%, 01/15/2030(a)(f)		2,110	1,751,300

			6,382,598

			226,392,936

Industrial – 5.8%
Basic – 1.3%
Anglo American Capital PLC 2.625%, 09/10/2030(f)		707	552,315
5.625%, 04/01/2030(f)		3,165	2,991,352
Braskem Netherlands Finance BV 4.50%, 01/31/2030(f)		408	312,610
8.50%, 01/12/2031(f)		3,397	3,179,333
Celanese US Holdings LLC 6.55%, 11/15/2030		3,008	2,890,267
Freeport Indonesia PT 4.763%, 04/14/2027(f)		964	913,217
Glencore Funding LLC 5.40%, 05/08/2028(f)		3,775	3,649,934
5.70%, 05/08/2033(f)		2,856	2,647,683
6.375%, 10/06/2030(f)		5,937	5,822,713

abfunds.com	AB INCOME FUND | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Gold Fields Orogen Holdings BVI Ltd. 5.125%, 05/15/2024(f)	U.S.$	1,445	$1,430,145
UPL Corp. Ltd. 4.50%, 03/08/2028(f)		923	755,605
4.625%, 06/16/2030(f)		2,029	1,567,484
Vale Overseas Ltd. 3.75%, 07/08/2030		4,396	3,713,301

			30,425,959

Capital Goods – 0.1%
Regal Rexnord Corp. 6.30%, 02/15/2030(f)		1,078	1,017,341
6.40%, 04/15/2033(f)		1,275	1,171,317

			2,188,658

Communications - Media – 0.3%
DirecTV Financing LLC/DirecTV Financing Co-Obligor, Inc. 5.875%, 08/15/2027(f)		2,691	2,356,482
Prosus NV 3.68%, 01/21/2030(f)		5,224	4,140,020
Telecomunicaciones Digitales SA 4.50%, 01/30/2030(f)		433	338,281

			6,834,783

Communications - Telecommunications – 0.1%
AT&T, Inc. 4.50%, 05/15/2035		1,140	949,529
Xiaomi Best Time International Ltd. 3.375%, 04/29/2030(f)		1,860	1,470,888

			2,420,417

Consumer Cyclical - Automotive – 0.9%
Ford Motor Co. 6.10%, 08/19/2032		4,859	4,496,081
General Motors Financial Co., Inc. 2.35%, 01/08/2031		820	610,137
2.70%, 06/10/2031		3,193	2,403,084
5.85%, 04/06/2030		3,196	3,020,923
Harley-Davidson Financial Services, Inc. 3.05%, 02/14/2027(f)		655	578,555
Hyundai Capital America 5.68%, 06/26/2028(f)		6,110	5,909,898
6.10%, 09/21/2028(f)		2,860	2,811,323
6.50%, 01/16/2029		1,536	1,531,530

			21,361,531

20 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Other – 0.1%
PulteGroup, Inc. 6.375%, 05/15/2033	U.S.$	2,868	$2,789,617
Resorts World Las Vegas LLC/RWLV Capital, Inc. 4.625%, 04/16/2029(f)		1,100	842,842

			3,632,459

Consumer Cyclical - Retailers – 0.1%
Macy’s Retail Holdings LLC 5.875%, 03/15/2030(f)		985	837,546
6.125%, 03/15/2032(f)		1,510	1,248,785

			2,086,331

Consumer Non-Cyclical – 0.4%
BAT Capital Corp. 6.421%, 08/02/2033		4,709	4,437,667
7.75%, 10/19/2032		15	15,387
Charles River Laboratories International, Inc. 4.00%, 03/15/2031(f)		423	345,392
Philip Morris International, Inc. 5.50%, 09/07/2030		5,999	5,742,303

			10,540,749

Energy – 1.2%
Continental Resources, Inc./OK 2.875%, 04/01/2032(f)		865	640,039
5.75%, 01/15/2031(f)		1,793	1,663,384
Ecopetrol SA 4.625%, 11/02/2031		1,138	849,517
6.875%, 04/29/2030		3,520	3,155,504
8.875%, 01/13/2033		440	420,640
Hess Corp. 7.30%, 08/15/2031		5,128	5,550,393
Hunt Oil Co. of Peru LLC Sucursal Del Peru 8.55%, 09/18/2033(f)		1,272	1,271,523
KazMunayGas National Co. JSC 4.75%, 04/19/2027(f)		2,107	1,963,724
5.375%, 04/24/2030(f)		3,400	3,031,100
Ovintiv, Inc. 6.25%, 07/15/2033		3,489	3,311,515
Raizen Fuels Finance SA 5.30%, 01/20/2027(f)		2,218	2,117,968
Tengizchevroil Finance Co. International Ltd. 3.25%, 08/15/2030(f)		1,918	1,426,033
Var Energi ASA 7.50%, 01/15/2028(f)		2,892	2,947,758

abfunds.com	AB INCOME FUND | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

8.00%, 11/15/2032(f)	U.S.$	1,436	$1,477,113

			29,826,211

Other Industrial – 0.1%
LKQ Corp. 6.25%, 06/15/2033		1,491	1,394,890

Services – 0.2%
GTCR W-2 Merger Sub LLC 7.50%, 01/15/2031(f)		3,810	3,757,079

Technology – 0.6%
Baidu, Inc. 3.425%, 04/07/2030		225	190,190
Entegris Escrow Corp. 4.75%, 04/15/2029(f)		7,688	6,907,361
Lenovo Group Ltd. 3.421%, 11/02/2030(f)		509	407,678
5.831%, 01/27/2028(f)		3,434	3,337,505
SK Hynix, Inc. 2.375%, 01/19/2031(f)		1,255	923,994
6.25%, 01/17/2026(f)		582	579,916
6.50%, 01/17/2033(f)		787	748,831
Western Digital Corp. 2.85%, 02/01/2029		185	144,050
3.10%, 02/01/2032		522	367,744
Xiaomi Best Time International Ltd. 2.875%, 07/14/2031(f)		1,406	1,025,501

			14,632,770

Transportation - Airlines – 0.1%
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.75%, 10/20/2028(f)		1,640	1,540,796

Transportation - Railroads – 0.1%
Lima Metro Line 2 Finance Ltd. 4.35%, 04/05/2036(f)		514	435,764
5.875%, 07/05/2034(f)		1,484	1,408,733

			1,844,497

Transportation - Services – 0.2%
Adani Ports & Special Economic Zone Ltd. 4.00%, 07/30/2027(f)		4,585	3,755,023
AerCap Global Aviation Trust 6.50%, 06/15/2045(f)		1,944	1,906,773

			5,661,796

			138,148,926

22 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Utility – 1.0%
Electric – 1.0%
Adani Transmission Step-One Ltd. 4.00%, 08/03/2026(f)	U.S.$	3,064	$2,609,272
AES Panama Generation Holdings SRL 4.375%, 05/31/2030(f)		2,452	1,987,961
Alexander Funding Trust II 7.467%, 07/31/2028(f)		2,973	2,945,856
Chile Electricity PEC SpA Zero Coupon, 01/25/2028(f)(h)		3,169	2,421,940
ComEd Financing III 6.35%, 03/15/2033		3,462	3,347,339
Cometa Energia SA de CV 6.375%, 04/24/2035(f)		1,416	1,286,943
Electricite de France SA 9.125%, 03/15/2033(e)(f)		1,132	1,158,172
Empresa Electrica Cochrane SpA 5.50%, 05/14/2027(f)		254	235,032
LLPL Capital Pte Ltd. 6.875%, 02/04/2039(f)		2,808	2,445,113
NRG Energy, Inc. 4.45%, 06/15/2029(f)		1,127	973,548
7.00%, 03/15/2033(f)		992	935,436
Vistra Operations Co., LLC 6.95%, 10/15/2033(f)		3,770	3,580,595

			23,927,207

Total Corporates - Investment Grade (cost $415,291,251)			388,469,069

CORPORATES - NON-INVESTMENT GRADE – 9.2%
Industrial – 7.4%
Basic – 0.2%
ASP Unifrax Holdings, Inc. 5.25%, 09/30/2028(f)		277	188,299
7.50%, 09/30/2029(f)		280	151,284
ERP Iron Ore LLC 9.039%, 12/31/2019(h)(i)(j)(k)(l)		118	37,837
FMG Resources (August 2006) Pty Ltd. 6.125%, 04/15/2032(f)		3,761	3,322,280
Graphic Packaging International LLC 4.75%, 07/15/2027(f)		32	29,888
INEOS Styrolution Ludwigshafen GmbH 2.25%, 01/16/2027(f)	EUR	107	97,976
Magnetation LLC/Mag Finance Corp. 11.00%, 05/15/2018(h)(i)(j)(k)(m)	U.S.$	1,407	– 0	–

abfunds.com	AB INCOME FUND | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

SCIL IV LLC/SCIL USA Holdings LLC 5.375%, 11/01/2026(f)	U.S.$	1,782	$1,577,266

			5,404,830

Capital Goods – 0.2%
Ball Corp. 6.00%, 06/15/2029		421	403,221
Bombardier, Inc. 6.00%, 02/15/2028(f)		7	6,215
7.50%, 02/01/2029(f)		16	14,820
7.875%, 04/15/2027(f)		63	60,660
Eco Material Technologies, Inc. 7.875%, 01/31/2027(f)		2,807	2,664,292
LSB Industries, Inc. 6.25%, 10/15/2028(f)(n)		1,402	1,245,579
TK Elevator US Newco, Inc. 5.25%, 07/15/2027(f)		743	676,383
TransDigm, Inc. 6.25%, 03/15/2026(f)		33	32,266
Trivium Packaging Finance BV 3.75%, 08/15/2026(f)	EUR	100	95,611

			5,199,047

Communications - Media – 0.8%
Altice Financing SA 5.75%, 08/15/2029(f)	U.S.$	611	471,845
AMC Networks, Inc. 4.25%, 02/15/2029		3,809	2,386,643
Banijay Entertainment SASU 7.00%, 05/01/2029(f)	EUR	1,730	1,811,732
8.125%, 05/01/2029(f)	U.S.$	2,545	2,493,464
CCO Holdings LLC/CCO Holdings Capital Corp. 4.50%, 08/15/2030(f)		688	552,354
4.50%, 06/01/2033(f)		6,459	4,818,414
4.75%, 02/01/2032(f)		519	405,163
DISH DBS Corp. 5.25%, 12/01/2026(f)		1,033	834,550
McGraw-Hill Education, Inc. 5.75%, 08/01/2028(f)		3,282	2,767,678
Sinclair Television Group, Inc. 5.50%, 03/01/2030(f)		1,119	607,102
Sirius XM Radio, Inc. 3.875%, 09/01/2031(f)		264	198,607
4.00%, 07/15/2028(f)		792	673,287
5.00%, 08/01/2027(f)		522	479,290

			18,500,129

24 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Communications - Telecommunications – 0.2%
Altice France SA/France 5.125%, 07/15/2029(f)	U.S.$	1,984	$1,359,099
5.50%, 01/15/2028(f)		878	652,389
5.50%, 10/15/2029(f)		1,528	1,054,427
Intelsat Jackson Holdings SA 5.50%, 08/01/2023(h)(i)(j)(k)(w)		4,941	– 0	–
Vmed O2 UK Financing I PLC 4.75%, 07/15/2031(f)		1,329	1,069,739

			4,135,654

Consumer Cyclical - Automotive – 0.5%
Clarios Global LP/Clarios US Finance Co. 4.375%, 05/15/2026(f)	EUR	360	364,933
Dealer Tire LLC/DT Issuer LLC 8.00%, 02/01/2028(f)	U.S.$	2,682	2,513,839
Exide Technologies 11.00%, 10/31/2024(h)(j)(k)(m)(w)		3,206	– 0 –
IHO Verwaltungs GmbH 3.875% (3.875% Cash or 4.625% PIK), 05/15/2027(f)(l)	EUR	623	593,494
8.75% (8.75% Cash or 9.50% PIK), 05/15/2028(f)(l)		506	551,749
Jaguar Land Rover Automotive PLC 5.50%, 07/15/2029(f)	U.S.$	2,707	2,335,545
7.75%, 10/15/2025(f)		661	662,315
PM General Purchaser LLC 9.50%, 10/01/2028(f)		1,509	1,418,581
Tenneco, Inc. 8.00%, 11/17/2028(f)		3,028	2,429,970
ZF North America Capital, Inc. 6.875%, 04/14/2028(f)		1,328	1,289,568
7.125%, 04/14/2030(f)		328	318,583

			12,478,577

Consumer Cyclical - Entertainment – 1.2%
Carnival Corp. 4.00%, 08/01/2028(f)		1,841	1,602,425
5.75%, 03/01/2027(f)		2,598	2,318,819
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op 5.50%, 05/01/2025(f)		8,053	7,897,658
Lindblad Expeditions LLC 6.75%, 02/15/2027(f)		779	707,527
NCL Corp., Ltd. 8.125%, 01/15/2029(f)		4,400	4,301,396

abfunds.com	AB INCOME FUND | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

8.375%, 02/01/2028(f)	U.S.$	524	$517,780
Royal Caribbean Cruises Ltd. 5.375%, 07/15/2027(f)		433	399,083
5.50%, 08/31/2026(f)		82	77,507
5.50%, 04/01/2028(f)		1,617	1,474,526
11.50%, 06/01/2025(f)		847	895,880
SeaWorld Parks & Entertainment, Inc. 8.75%, 05/01/2025(f)		4,017	4,078,701
Six Flags Entertainment Corp. 7.25%, 05/15/2031(f)		1,570	1,444,808
Viking Cruises Ltd. 5.875%, 09/15/2027(f)		1,057	951,934
Viking Ocean Cruises Ship VII Ltd. 5.625%, 02/15/2029(f)		1,376	1,217,389
VOC Escrow Ltd. 5.00%, 02/15/2028(f)		75	67,486

			27,952,919

Consumer Cyclical - Other – 0.3%
Adams Homes, Inc. 7.50%, 02/15/2025(f)		514	502,327
Brookfield Residential Properties, Inc./Brookfield Residential US LLC 6.25%, 09/15/2027(f)		1,846	1,614,844
Caesars Entertainment, Inc. 7.00%, 02/15/2030(f)		705	678,577
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc 4.875%, 07/01/2031(f)		140	111,132
5.00%, 06/01/2029(f)		1,864	1,568,500
Installed Building Products, Inc. 5.75%, 02/01/2028(f)		846	767,313
Travel + Leisure Co. 6.625%, 07/31/2026(f)		2,404	2,340,030

			7,582,723

Consumer Cyclical - Restaurants – 0.0%
1011778 BC ULC/New Red Finance, Inc. 3.875%, 01/15/2028(f)		546	487,884

Consumer Cyclical - Retailers – 0.4%
Arko Corp. 5.125%, 11/15/2029(f)		845	684,839
Bath & Body Works, Inc. 6.75%, 07/01/2036		704	608,200
6.875%, 11/01/2035		2,210	1,950,016
9.375%, 07/01/2025(f)		185	190,607

26 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Beacon Roofing Supply, Inc. 6.50%, 08/01/2030(f)	U.S.$	944	$901,803
FirstCash, Inc. 5.625%, 01/01/2030(f)		66	58,806
Kontoor Brands, Inc. 4.125%, 11/15/2029(f)		2,225	1,842,011
LCM Investments Holdings II LLC 8.25%, 08/01/2031(f)		1,042	995,985
PetSmart, Inc./PetSmart Finance Corp. 7.75%, 02/15/2029(f)		480	442,171
Sonic Automotive, Inc. 4.875%, 11/15/2031(f)		753	599,923
Staples, Inc. 7.50%, 04/15/2026(f)		2,956	2,408,785

			10,683,146

Consumer Non-Cyclical – 0.7%
Bausch & Lomb Escrow Corp. 8.375%, 10/01/2028(f)		7,165	7,120,935
CHS/Community Health Systems, Inc. 6.875%, 04/15/2029(f)		2,079	851,849
DaVita, Inc. 4.625%, 06/01/2030(f)		5,479	4,295,646
Embecta Corp. 5.00%, 02/15/2030(f)		1,087	862,795
Fortrea Holdings, Inc. 7.50%, 07/01/2030(f)		816	788,770
Garden Spinco Corp. 8.625%, 07/20/2030(f)		1,594	1,644,227
IQVIA, Inc. 6.50%, 05/15/2030(f)		471	456,955
Legacy LifePoint Health LLC 4.375%, 02/15/2027(f)		695	574,550
US Acute Care Solutions LLC 6.375%, 03/01/2026(f)		1,383	1,181,552

			17,777,279

Energy – 1.5%
CITGO Petroleum Corp. 7.00%, 06/15/2025(f)		2,880	2,832,422
8.375%, 01/15/2029(f)		6,469	6,406,898
Civitas Resources, Inc. 8.375%, 07/01/2028(f)		2,280	2,296,370
8.75%, 07/01/2031(f)		2,213	2,234,532
Crescent Energy Finance LLC 7.25%, 05/01/2026(f)		1,339	1,295,282
Encino Acquisition Partners Holdings LLC 8.50%, 05/01/2028(f)		826	805,664

abfunds.com	AB INCOME FUND | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

EQM Midstream Partners LP 4.75%, 01/15/2031(f)	U.S.$	538	$450,597
Genesis Energy LP/Genesis Energy Finance Corp. 6.50%, 10/01/2025		123	120,530
7.75%, 02/01/2028		3,367	3,175,384
8.00%, 01/15/2027		537	516,444
Global Partners LP/GLP Finance Corp. 6.875%, 01/15/2029		1,924	1,710,109
Gulfport Energy Corp. 6.00%, 10/15/2024(h)(w)		438	272
6.375%, 05/15/2025(h)(w)		1,351	838
6.375%, 01/15/2026(h)(w)		1,194	740
6.625%, 05/01/2023(h)(i)(w)		236	146
8.00%, 05/17/2026(f)		580	579,473
Nabors Industries Ltd. 7.50%, 01/15/2028(f)		1,372	1,209,980
New Fortress Energy, Inc. 6.50%, 09/30/2026(f)		3,972	3,555,734
6.75%, 09/15/2025(f)		1,399	1,298,580
Venture Global LNG, Inc. 8.125%, 06/01/2028(f)		1,342	1,302,921
8.375%, 06/01/2031(f)		1,340	1,278,869
9.50%, 02/01/2029(f)		2,009	2,037,749
9.875%, 02/01/2032(f)		1,934	1,961,540

			35,071,074

Services – 0.6%
ADT Security Corp. (The) 4.875%, 07/15/2032(f)		90	75,262
ANGI Group LLC 3.875%, 08/15/2028(f)		458	344,224
APX Group, Inc. 5.75%, 07/15/2029(f)		2,079	1,736,360
6.75%, 02/15/2027(f)		967	934,093
Cars.com, Inc. 6.375%, 11/01/2028(f)		2,427	2,160,151
ION Trading Technologies SARL 5.75%, 05/15/2028(f)		284	235,700
Millennium Escrow Corp. 6.625%, 08/01/2026(f)		3,319	2,465,718
Monitronics International, Inc. 9.125%, 04/01/2020(h)(i)(j)(k)(w)		1,835	– 0	–
MPH Acquisition Holdings LLC 5.75%, 11/01/2028(a)(f)		4,123	3,075,304
Neptune Bidco US, Inc. 9.29%, 04/15/2029(f)		2,658	2,347,838

28 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Prime Security Services Borrower LLC/Prime Finance, Inc. 6.25%, 01/15/2028(f)	U.S.$	473	$439,053

			13,813,703

Technology – 0.3%
CommScope, Inc. 4.75%, 09/01/2029(f)		68	46,403
Entegris Escrow Corp. 5.95%, 06/15/2030(f)		2,001	1,830,435
Gen Digital, Inc. 6.75%, 09/30/2027(f)		1,528	1,488,792
7.125%, 09/30/2030(f)		528	513,908
NCR Voyix Corp. 5.125%, 04/15/2029(f)		1,017	874,823
Seagate HDD Cayman 8.25%, 12/15/2029(f)		939	955,930
8.50%, 07/15/2031(f)		993	1,011,271
Veritas US, Inc./Veritas Bermuda Ltd. 7.50%, 09/01/2025(f)		687	562,440
Virtusa Corp. 7.125%, 12/15/2028(f)		947	753,670

			8,037,672

Transportation - Airlines – 0.1%
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd. 8.00%, 09/20/2025(f)		1,668	1,234,892

Transportation - Services – 0.4%
Albion Financing 1 SARL/Aggreko Holdings, Inc. 6.125%, 10/15/2026(f)		842	778,960
BCP V Modular Services Finance II PLC 4.75%, 11/30/2028(f)	EUR	264	231,063
Loxam SAS 4.50%, 02/15/2027(f)		2,338	2,319,224
NAC Aviation 29 DAC 4.75%, 06/30/2026	U.S.$	5,658	5,206,633
PROG Holdings, Inc. 6.00%, 11/15/2029(f)		304	257,731

			8,793,611

			177,153,140

Financial Institutions – 1.3%
Banking – 0.1%
Bread Financial Holdings, Inc. 7.00%, 01/15/2026(f)		3,414	3,118,074

abfunds.com	AB INCOME FUND | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Brokerage – 0.4%
Aretec Escrow Issuer 2, Inc. 10.00%, 08/15/2030(f)	U.S.$	2,053	$2,077,041
NFP Corp. 6.875%, 08/15/2028(f)		1,258	1,075,011
7.50%, 10/01/2030(f)		1,206	1,143,939
Osaic Holdings, Inc. 10.75%, 08/01/2027(f)		4,330	4,306,791

			8,602,782

Finance – 0.4%
Castlelake Aviation Finance DAC 5.00%, 04/15/2027(f)		1,799	1,587,312
Curo Group Holdings Corp. 7.50%, 08/01/2028(f)		3,057	1,203,663
18.00%, 08/01/2028(k)		695	650,281
Enova International, Inc. 8.50%, 09/01/2024(f)		3,418	3,401,354
GGAM Finance Ltd. 7.75%, 05/15/2026(f)		1,041	1,033,192
8.00%, 06/15/2028(f)		1,561	1,541,207
SLM Corp. 3.125%, 11/02/2026		473	411,199

			9,828,208

Insurance – 0.4%
Acrisure LLC/Acrisure Finance, Inc. 7.00%, 11/15/2025(f)		4,241	4,116,442
Ardonagh Midco 2 PLC 11.50% (11.50% Cash or 12.75% PIK), 01/15/2027(f)(l)		1,789	1,766,854
AssuredPartners, Inc. 5.625%, 01/15/2029(f)		222	188,731
HUB International Ltd. 7.25%, 06/15/2030(f)		2,071	2,025,707

			8,097,734

REITs – 0.0%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL 4.50%, 04/01/2027(f)		320	266,682

			29,913,480

Utility – 0.5%
Electric – 0.4%
NRG Energy, Inc. 3.875%, 02/15/2032(f)		3,485	2,603,016
10.25%, 03/15/2028(e)(f)		782	754,630

30 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Vistra Corp. 7.00%, 12/15/2026(e)(f)	U.S.$	3,399	$3,107,128
8.00%, 10/15/2026(e)(f)		4,113	3,907,679

			10,372,453

Natural Gas – 0.0%
AmeriGas Partners LP/AmeriGas Finance Corp. 5.75%, 05/20/2027		654	600,856
5.875%, 08/20/2026		488	457,520

			1,058,376

Other Utility – 0.1%
Solaris Midstream Holdings LLC 7.625%, 04/01/2026(f)		1,318	1,259,731

			12,690,560

Total Corporates - Non-Investment Grade (cost $240,893,609)			219,757,180

COLLATERALIZED LOAN OBLIGATIONS – 3.6%
CLO - Floating Rate – 3.6%
Ares XXXIV CLO Ltd. Series 2015-2A, Class CR 7.664% (SOFR + 2.26%), 04/17/2033(f)(g)		9,437	9,100,184
Balboa Bay Loan Funding Ltd. Series 2021-1A, Class D 8.727% (SOFR + 3.31%), 07/20/2034(f)(g)		2,750	2,531,744
Ballyrock CLO 15 Ltd. Series 2021-1A, Class C 8.756% (SOFR + 3.36%), 04/15/2034(f)(g)		2,750	2,572,790
Black Diamond CLO Ltd. Series 2016-1A, Class A2AR 7.391% (SOFR + 2.01%), 04/26/2031(f)(g)		5,300	5,220,903
CBAM Ltd. Series 2018-7A, Class B1 7.277% (SOFR + 1.86%), 07/20/2031(f)(g)		1,996	1,937,615
CIFC Funding Ltd. Series 2020-4A, Class D 9.056% (SOFR + 3.66%), 01/15/2034(f)(g)		300	298,111

abfunds.com	AB INCOME FUND | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Crown Point CLO 11 Ltd. Series 2021-11A, Class D 9.264% (SOFR + 3.86%), 01/17/2034(f)(g)	U.S.$	2,000	$1,900,572
Dryden 78 CLO Ltd. Series 2020-78A, Class C 7.614% (SOFR + 2.21%), 04/17/2033(f)(g)		1,480	1,422,219
Series 2020-78A, Class D 8.664% (SOFR + 3.26%), 04/17/2033(f)(g)		6,824	6,397,519
Elevation CLO Ltd. Series 2020-11A, Class D1 9.506% (SOFR + 4.11%), 04/15/2033(f)(g)		4,490	4,174,160
Galaxy 30 CLO Ltd. Series 2022-30A, Class D 8.744% (SOFR + 3.35%), 04/15/2035(f)(g)		6,350	5,828,754
Greywolf CLO VI Ltd. Series 2018-1A, Class A2 7.27% (SOFR + 1.89%), 04/26/2031(f)(g)		5,300	5,242,781
Halcyon Loan Advisors Funding Ltd. Series 2018-1A, Class A2 7.477% (SOFR + 2.06%), 07/21/2031(f)(g)		1,826	1,787,879
Madison Park Funding LI Ltd. Series 2021-51A, Class D 8.708% (SOFR + 3.31%), 07/19/2034(f)(g)		3,650	3,467,281
Magnetite XXV Ltd. Series 2020-25A, Class D 8.94% (SOFR + 3.56%), 01/25/2032(f)(g)		3,000	2,999,355
Northwoods Capital XII-B Ltd. Series 2018-12BA, Class B 7.521% (SOFR + 2.11%), 06/15/2031(f)(g)		1,350	1,324,188
OCP CLO Ltd. Series 2021-21A, Class D 8.627% (SOFR + 3.21%), 07/20/2034(f)(g)		4,750	4,343,001
OZLM VII Ltd. Series 2014-7RA, Class CR 8.664% (SOFR + 3.26%), 07/17/2029(f)(g)		1,000	979,620

32 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

OZLM XVIII Ltd. Series 2018-18A, Class B 7.206% (SOFR + 1.81%), 04/15/2031(f)(g)	U.S.$	5,450	$5,325,936
Palmer Square CLO Ltd. Series 2021-3A, Class D 8.606% (SOFR + 3.21%), 01/15/2035(f)(g)		2,400	2,306,429
Regatta XIX Funding Ltd. Series 2022-1A, Class D 8.716% (SOFR + 3.30%), 04/20/2035(f)(g)		4,423	4,291,607
Regatta XXIV Funding Ltd. Series 2021-5A, Class D 8.777% (SOFR + 3.36%), 01/20/2035(f)(g)		7,500	7,306,552
Rockford Tower CLO Ltd. Series 2021-2A, Class D 8.927% (SOFR + 3.51%), 07/20/2034(f)(g)		950	912,176
Sixth Street CLO XVII Ltd. Series 2021-17A, Class D 8.827% (SOFR + 3.41%), 01/20/2034(f)(g)		2,400	2,355,036
Sixth Street CLO XX Ltd. Series 2021-20A, Class D 8.727% (SOFR + 3.31%), 10/20/2034(f)(g)		3,250	3,139,412

Total Collateralized Loan Obligations (cost $90,925,449)			87,165,824

COMMERCIAL MORTGAGE-BACKED SECURITIES – 2.2%
Non-Agency Fixed Rate CMBS – 1.5%
BANK Series 2020-BN25, Class XA 0.876%, 01/15/2063(o)		62,734	2,552,488
Bank of America Merrill Lynch Commercial Mortgage Trust Series 2016-UB10, Class C 4.825%, 07/15/2049		372	318,569
Barclays Commercial Mortgage Trust Series 2019-C3, Class XA 1.309%, 05/15/2052(o)		10,479	562,121
CD Mortgage Trust Series 2017-CD3, Class XA 0.962%, 02/10/2050(o)		13,498	311,703

abfunds.com	AB INCOME FUND | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CFCRE Commercial Mortgage Trust Series 2016-C4, Class XA 1.603%, 05/10/2058(o)	U.S.$	11,896	$337,725
Commercial Mortgage Trust Series 2014-CR15, Class XA 0.541%, 02/10/2047(o)		23,433	234
Series 2015-CR27, Class XA 0.903%, 10/10/2048(o)		6,034	80,150
CSAIL Commercial Mortgage Trust Series 2019-C15, Class B 4.476%, 03/15/2052		960	796,423
GS Mortgage Securities Trust Series 2011-GC5, Class C 5.153%, 08/10/2044(f)		375	261,565
Series 2011-GC5, Class D 5.153%, 08/10/2044(f)		4,025	1,185,714
Series 2016-GS3, Class XA 1.193%, 10/10/2049(o)		29,475	760,340
Series 2019-GC39, Class XA 1.106%, 05/10/2052(o)		15,127	587,932
JPMBB Commercial Mortgage Securities Trust Series 2014-C21, Class B 4.341%, 08/15/2047		1,599	1,474,454
Series 2014-C24, Class C 4.381%, 11/15/2047		5,869	4,485,960
JPMDB Commercial Mortgage Securities Trust Series 2019-COR6, Class XA 0.924%, 11/13/2052(o)		36,797	1,410,184
JPMorgan Chase Commercial Mortgage Securities Trust Series 2012-LC9, Class E 3.784%, 12/15/2047(f)		7,500	5,625,000
Series 2012-LC9, Class G 3.784%, 12/15/2047(f)		831	473,511
Series 2016-JP2, Class XA 1.788%, 08/15/2049(o)		13,638	482,128
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 09/15/2039		632	240,289
LCCM Series 2017-LC26, Class XA 1.518%, 07/12/2050(f)(o)		32,353	1,295,454
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C9, Class D 3.843%, 05/15/2046(f)		680	462,400

34 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2014-C18, Class C 4.471%, 10/15/2047	U.S.$	4,408	$4,130,456
Series 2015-C22, Class XA 0.998%, 04/15/2048(o)		11,083	93,648
UBS Commercial Mortgage Trust Series 2017-C1, Class XA 1.522%, 06/15/2050(o)		6,751	273,833
Series 2019-C16, Class XA 1.522%, 04/15/2052(o)		14,077	745,869
Series 2019-C18, Class XA 1.009%, 12/15/2052(o)		43,070	1,704,683
UBS-Barclays Commercial Mortgage Trust Series 2013-C5, Class B 3.649%, 03/10/2046(f)		1,033	898,997
Series 2013-C5, Class C 3.752%, 03/10/2046(f)		782	547,390
Wells Fargo Commercial Mortgage Trust Series 2015-LC20, Class XA 1.277%, 04/15/2050(o)		7,291	87,343
Series 2016-C36, Class XA 1.164%, 11/15/2059(o)		40,970	1,057,775
Series 2016-LC24, Class XA 1.601%, 10/15/2049(o)		25,939	898,297
Series 2016-LC25, Class XA 0.822%, 12/15/2059(o)		16,581	336,189
Series 2019-C52, Class XA 1.602%, 08/15/2052(o)		18,648	1,139,608
WF-RBS Commercial Mortgage Trust Series 2011-C4, Class E 4.979%, 06/15/2044(f)		489	335,979
Series 2014-LC14, Class C 4.344%, 03/15/2047		134	120,930

			36,075,341

Non-Agency Floating Rate CMBS – 0.7%
BFLD Trust Series 2019-DPLO, Class E 7.689% (SOFR + 2.35%), 10/15/2034(f)(g)		11,227	10,972,308
Great Wolf Trust Series 2019-WOLF, Class D 7.382% (SOFR + 2.05%), 12/15/2036(f)(g)		5,005	4,923,025
Morgan Stanley Capital I Trust Series 2019-BPR, Class D 9.907% (SOFR + 4.59%), 05/15/2036(f)(g)		1,651	1,532,381

			17,427,714

abfunds.com	AB INCOME FUND | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Agency CMBS – 0.0%
Government National Mortgage Association Series 2006-32, Class XM 0.128%, 11/16/2045(o)	U.S.$	87	$1

Total Commercial Mortgage-Backed Securities (cost $62,490,802)			53,503,056

COLLATERALIZED MORTGAGE OBLIGATIONS – 2.2%
Risk Share Floating Rate – 1.8%
Bellemeade Re Ltd. Series 2019-1A, Class M2 8.139% (LIBOR 1 Month + 2.70%), 03/25/2029(f)(g)		942	948,657
Connecticut Avenue Securities Trust Series 2022-R03, Class 1M2 8.821% (SOFR + 3.50%), 03/25/2042(f)(g)		2,657	2,760,408
Series 2023-R05, Class 1M1 7.221% (SOFR + 1.90%), 06/25/2043(f)(g)		5,414	5,435,863
Series 2023-R07, Class 2M1 7.271% (SOFR + 1.95%), 09/25/2043(f)(g)		3,618	3,623,609
Eagle Re Ltd. Series 2018-1, Class M1 7.139% (LIBOR 1 Month + 1.70%), 11/25/2028(f)(g)		513	513,317
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 9.685% (SOFR + 4.36%), 11/25/2023(g)		1,261	1,263,323
Series 2015-DNA2, Class B 12.985% (SOFR + 7.66%), 12/25/2027(g)		1,290	1,359,139
Series 2015-DNA3, Class B 14.785% (SOFR + 9.46%), 04/25/2028(g)		2,457	2,670,173
Series 2015-HQA1, Class B 14.235% (SOFR + 8.91%), 03/25/2028(g)		1,569	1,634,708
Series 2016-DNA1, Class B 15.435% (SOFR + 10.11%), 07/25/2028(g)		2,216	2,456,652

36 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)		U.S. $ Value

Series 2023-HQA2, Class M1A 7.321% (SOFR + 2.00%), 06/25/2043(g)	U.S.$	3,472		$3,485,343
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C01, Class M2 9.835% (SOFR + 4.51%), 01/25/2024(g)		1,585		1,597,104
Series 2014-C04, Class 2M2 10.435% (SOFR + 5.11%), 11/25/2024(g)		0	**	118
Series 2015-C04, Class 2M2 10.985% (SOFR + 5.66%), 04/25/2028(g)		895		932,251
Series 2016-C01, Class 2M2 12.385% (SOFR + 7.06%), 08/25/2028(g)		324		339,540
Series 2016-C02, Class 1M2 11.435% (SOFR + 6.11%), 09/25/2028(g)		1,499		1,566,842
Series 2016-C05, Class 2B 16.185% (SOFR + 10.86%), 01/25/2029(g)		2,736		3,096,292
Series 2016-C07, Class 2B 14.935% (SOFR + 9.61%), 05/25/2029(g)		1,186		1,318,372
Home Re Ltd. Series 2020-1, Class M2 10.689% (LIBOR 1 Month + 5.25%), 10/25/2030(f)(g)		2,069		2,087,164
JPMorgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 9.685% (SOFR + 4.36%), 11/25/2024(g)(m)		316		320,817
Series 2015-CH1, Class M2 10.935% (SOFR + 5.61%), 10/25/2025(g)(m)		583		592,423
PMT Credit Risk Transfer Trust Series 2019-2R, Class A 9.191% (SOFR + 3.86%), 05/30/2025(f)(g)		1,216		1,214,093
Series 2019-3R, Class A 9.135% (SOFR + 3.81%), 11/27/2031(f)(g)		330		328,136
Series 2020-1R, Class A 8.785% (SOFR + 3.46%), 02/27/2023(g)(m)		1,639		1,619,921

abfunds.com	AB INCOME FUND | 37

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Triangle Re Ltd. Series 2021-3, Class M1A 7.221% (SOFR + 1.90%), 02/25/2034(f)(g)	U.S.$	2,360	$2,362,238
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 10.685% (SOFR + 5.36%), 11/25/2025(g)(m)		212	214,911

			43,741,414

Agency Floating Rate – 0.3%
Federal Home Loan Mortgage Corp. REMICs Series 3119, Class PI 1.765% (7.09% - SOFR), 02/15/2036(g)(p)		761	83,932
Series 3856, Class KS 1.115% (6.44% - SOFR), 05/15/2041(g)(p)		4,347	362,088
Series 4248, Class SL 0.615% (5.94% - SOFR), 05/15/2041(g)(p)		443	22,315
Series 4372, Class JS 0.665% (5.99% - SOFR), 08/15/2044(g)(p)		2,468	173,005
Series 4570, Class ST 0.565% (5.89% - SOFR), 04/15/2046(g)(p)		1,132	87,039
Series 4735, Class SA 0.765% (6.09% - SOFR), 12/15/2047(g)(p)		5,542	455,415
Series 4763, Class SB 1.565% (6.89% - SOFR), 03/15/2048(g)(p)		7,785	944,233
Series 4774, Class BS 0.765% (6.09% - SOFR), 02/15/2048(g)(p)		3,816	340,440
Series 4774, Class SL 0.765% (6.09% - SOFR), 04/15/2048(g)(p)		5,224	450,728
Series 4927, Class SJ 0.615% (5.94% - SOFR), 11/25/2049(g)(p)		2,138	219,285
Federal National Mortgage Association REMICs Series 2013-4, Class ST 0.715% (6.04% - SOFR), 02/25/2043(g)(p)		1,714	135,277

38 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2014-88, Class BS 0.715% (6.04% - SOFR), 01/25/2045(g)(p)	U.S.$	1,322	$97,094
Series 2015-90, Class SA 0.715% (6.04% - SOFR), 12/25/2045(g)(p)		11,938	1,106,091
Series 2016-69, Class DS 0.665% (5.99% - SOFR), 10/25/2046(g)(p)		16,096	827,742
Series 2017-49, Class SP 0.715% (6.04% - SOFR), 07/25/2047(g)(p)		1,597	131,331
Series 2018-32, Class SB 0.765% (6.09% - SOFR), 05/25/2048(g)(p)		3,016	257,053
Series 2018-45, Class SL 0.765% (6.09% - SOFR), 06/25/2048(g)(p)		2,222	192,088
Series 2018-57, Class SL 0.765% (6.09% - SOFR), 08/25/2048(g)(p)		5,953	630,475
Series 2018-58, Class SA 0.765% (6.09% - SOFR), 08/25/2048(g)(p)		2,875	253,378
Series 2018-59, Class HS 0.765% (6.09% - SOFR), 08/25/2048(g)(p)		6,770	674,221
Series 2019-25, Class SA 0.615% (5.94% - SOFR), 06/25/2049(g)(p)		2,749	212,622
Series 2019-60, Class SJ 0.615% (5.94% - SOFR), 10/25/2049(g)(p)		2,542	215,491

			7,871,343

Non-Agency Fixed Rate – 0.1%
Alternative Loan Trust Series 2006-24CB, Class A15 5.75%, 08/25/2036		833	429,434
CHL Mortgage Pass-Through Trust Series 2007-3, Class A30 5.75%, 04/25/2037		437	192,946
Series 2007-HY4, Class 1A1 4.39%, 09/25/2047		144	122,726
Citigroup Mortgage Loan Trust Series 2007-AR4, Class 1A1A 4.107%, 03/25/2037		77	64,373

abfunds.com	AB INCOME FUND | 39

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Wells Fargo Mortgage Backed Securities Trust Series 2007-AR7, Class A1 5.696%, 12/28/2037	U.S.$	478	$407,541

			1,217,020

Non-Agency Floating Rate – 0.0%
First Horizon Alternative Mortgage Securities Trust Series 2007-FA2, Class 1A10 5.689% (SOFR + 0.36%), 04/25/2037(g)		320	75,903
Lehman XS Trust Series 2007-10H, Class 2AIO 1.571% (6.89% - SOFR), 07/25/2037(g)(p)		176	11,995

			87,898

Agency Fixed Rate – 0.0%
Federal National Mortgage Association REMICs Series 2016-26, Class IO 5.00%, 05/25/2046(o)		313	47,627

Total Collateralized Mortgage Obligations (cost $53,459,143)			52,965,302

EMERGING MARKETS - CORPORATE BONDS – 2.2%
Industrial – 1.9%
Basic – 0.6%
Braskem Idesa SAPI 6.99%, 02/20/2032(f)		3,833	2,236,364
7.45%, 11/15/2029(f)		2,459	1,557,039
CSN Resources SA 4.625%, 06/10/2031(f)		4,293	3,209,017
Eldorado Gold Corp. 6.25%, 09/01/2029(f)		2,385	2,036,194
JSW Steel Ltd. 3.95%, 04/05/2027(f)		857	733,806
5.05%, 04/05/2032(f)		1,441	1,112,308
Sasol Financing USA LLC 8.75%, 05/03/2029(f)		908	862,600
Stillwater Mining Co. 4.50%, 11/16/2029(f)		891	674,933
Vedanta Resources Finance II PLC 13.875%, 01/21/2024(f)		1,131	1,006,986

40 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Volcan Cia Minera SAA 4.375%, 02/11/2026(f)	U.S.$	1,565	$740,714

			14,169,961

Capital Goods – 0.1%
Embraer Netherlands Finance BV 7.00%, 07/28/2030(f)		1,572	1,529,163
Odebrecht Holdco Finance Ltd. Zero Coupon, 09/10/2058(f)(h)		5,578	5,969

			1,535,132

Communications - Telecommunications – 0.0%
C&W Senior Financing DAC 6.875%, 09/15/2027(f)		247	211,136
Digicel Group Holdings Ltd. 7.00%, 12/04/2023(e)(h)(l)(m)(q)		93	4,670
Digicel International Finance Ltd./Digicel International Holdings Ltd. 8.75%, 05/25/2024(f)		339	310,530

			526,336

Consumer Cyclical - Other – 0.2%
Allwyn Entertainment Financing UK PLC 7.875%, 04/30/2029(f)		1,264	1,238,720
MGM China Holdings Ltd. 5.25%, 06/18/2025(f)		895	851,682
5.375%, 05/15/2024(f)		569	559,796
5.875%, 05/15/2026(f)		598	556,571
Studio City Co., Ltd. 7.00%, 02/15/2027(f)		336	312,480
Studio City Finance Ltd. 6.50%, 01/15/2028(f)		998	814,977
Wynn Macau Ltd. 5.50%, 01/15/2026(f)		1,168	1,076,335

			5,410,561

Consumer Non-Cyclical – 0.2%
BRF GmbH 4.35%, 09/29/2026(f)		253	231,495
BRF SA 4.875%, 01/24/2030(f)		1,133	915,464
MARB BondCo PLC 3.95%, 01/29/2031(f)		3,303	2,402,932
Tonon Luxembourg SA 6.50%, 10/31/2024(h)(j)(m)(q)		871	87
Ulker Biskuvi Sanayi AS 6.95%, 10/30/2025(f)		609	567,893

abfunds.com	AB INCOME FUND | 41

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Virgolino de Oliveira Finance SA 10.50%, 01/28/2018(h)(i)(j)(k)(m)	U.S.$	4,738	$474
10.875%, 01/13/2020(h)(i)(j)(k)(m)		750	75
11.75%, 02/09/2022(h)(i)(j)(k)(m)		1,690	169

			4,118,589

Energy – 0.7%
Acu Petroleo Luxembourg SARL 7.50%, 01/13/2032(f)		2,189	1,961,901
Canacol Energy Ltd. 5.75%, 11/24/2028(f)		1,531	1,096,655
Continuum Energy Aura Pte Ltd. 9.50%, 02/24/2027(f)		1,080	1,064,361
Geopark Ltd. 5.50%, 01/17/2027(f)		1,611	1,348,810
Gran Tierra Energy, Inc. 9.50%, 10/15/2029(f)		2,037	1,741,024
Greenko Wind Projects Mauritius Ltd. 5.50%, 04/06/2025(f)		1,925	1,824,534
Kosmos Energy Ltd. 7.50%, 03/01/2028(f)		1,388	1,206,033
Leviathan Bond Ltd. 6.125%, 06/30/2025(f)		1,763	1,619,547
Medco Maple Tree Pte Ltd. 8.96%, 04/27/2029(f)		1,680	1,650,600
Medco Platinum Road Pte Ltd. 6.75%, 01/30/2025(f)		979	984,894
ReNew Pvt Ltd. 5.875%, 03/05/2027(f)		200	181,840
SEPLAT Energy PLC 7.75%, 04/01/2026(f)		1,049	881,160
SierraCol Energy Andina LLC 6.00%, 06/15/2028(f)		2,098	1,610,215

			17,171,574

Technology – 0.1%
CA Magnum Holdings 5.375%, 10/31/2026(f)		1,397	1,216,591

Transportation - Services – 0.0%
JSW Infrastructure Ltd. 4.95%, 01/21/2029(f)		583	497,964

			44,646,708

Utility – 0.3%
Electric – 0.3%
AES Andes SA 6.35%, 10/07/2079(f)		1,816	1,673,499

42 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Diamond II Ltd. 7.95%, 07/28/2026(f)	U.S.$	2,208	$2,149,289
India Clean Energy Holdings 4.50%, 04/18/2027(f)		2,686	2,176,815
Investment Energy Resources Ltd. 6.25%, 04/26/2029(f)		1,306	1,136,220
Terraform Global Operating LP 6.125%, 03/01/2026(f)		289	278,350

			7,414,173

Other Utility – 0.0%
Aegea Finance SARL 9.00%, 01/20/2031(a)(f)		433	431,918

			7,846,091

Financial Institutions – 0.0%
Other Finance – 0.0%
OEC Finance Ltd. 4.375%, 10/25/2029(f)(l)(n)		4,135	165,415
5.25%, 12/27/2033(f)(l)(n)		1,315	52,619

			218,034

REITs – 0.0%
Yango Justice International Ltd. 7.50%, 02/17/2025(f)(h)(q)		665	1,662
8.25%, 11/25/2023(f)(h)(q)		400	1,000
10.25%, 09/15/2022(h)(i)		215	538

			3,200

			221,234

Total Emerging Markets - Corporate Bonds (cost $78,747,920)			52,714,033

BANK LOANS – 1.9%
Industrial – 1.6%
Capital Goods – 0.1%
Apex Tool Group, LLC 10.689% (SOFR 1 Month + 5.25%), 02/08/2029(r)		1,875	1,594,157
Chariot Buyer LLC 8.674% (SOFR 1 Month + 3.25%), 11/03/2028(r)		226	219,196

			1,813,353

Communications - Media – 0.0%
Coral-US Co-Borrower LLC 8.449% (SOFR 1 Month + 3.00%), 10/15/2029(r)		1,046	1,034,596

abfunds.com	AB INCOME FUND | 43

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Communications - Telecommunications – 0.3%
Crown Subsea Communications Holding, Inc. 10.435% (SOFR 1 Month + 5.00%), 04/27/2027(r)	U.S.$	3,967	$3,960,156
DirecTV Financing, LLC 10.439% (SOFR 1 Month + 5.00%), 08/02/2027(r)		1,870	1,816,522
Zacapa SARL 9.390% (SOFR 3 Month + 4.00%), 03/22/2029(r)		3,258	3,205,409

			8,982,087

Consumer Cyclical - Automotive – 0.1%
Garrett Motion SARL 9.883% (SOFR 3 Month + 4.50%), 04/30/2028(k)(r)		537	537,143
10.131% (SOFR 3 Month + 4.50%), 04/30/2028(h)(k)(r)		806	805,714

			1,342,857

Consumer Cyclical - Restaurants – 0.0%
IRB Holding Corp. 8.424% (SOFR 1 Month + 3.00%), 12/15/2027(r)		536	529,665

Consumer Cyclical - Retailers – 0.0%
Great Outdoors Group, LLC 9.402% (SOFR 3 Month + 3.75%), 03/06/2028(r)		1,177	1,166,795

Consumer Non-Cyclical – 0.2%
PetSmart LLC 9.174% (SOFR 1 Month + 3.75%), 02/11/2028(r)		4,272	4,213,837

Energy – 0.3%
GIP II Blue Holding, LP 9.939% (SOFR 1 Month + 4.50%), 09/29/2028(r)		2,865	2,864,620
Parkway Generation, LLC 10.390% (SOFR 3 Month + 4.75%), 02/18/2029(r)		4,490	4,320,042

			7,184,662

44 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Other Industrial – 0.1%
Dealer Tire Financial, LLC 9.824% (SOFR 1 Month + 4.50%), 12/14/2027(r)	U.S.$	1,284	$1,282,928
Rockwood Service Corporation 9.439% (SOFR 1 Month + 4.00%), 01/23/2027(r)		172	172,012

			1,454,940

Technology – 0.5%
Amentum Government Services Holdings LLC 9.439% (SOFR 1 Month + 4.00%), 01/29/2027(r)		435	426,668
Ascend Learning, LLC 11.174% (SOFR 1 Month + 5.75%), 12/10/2029(r)		930	781,972
Banff Guarantor, Inc. 10.939% (SOFR 1 Month + 5.50%), 02/27/2026(r)		1,050	1,041,254
Boxer Parent Company, Inc. 9.189% (SOFR 1 Month + 3.75%), 10/02/2025(r)		3,344	3,338,660
FINThrive Software Intermediate Holdings, Inc. 12.189% (SOFR 1 Month + 6.75%), 12/17/2029(r)		580	339,880
Loyalty Ventures, Inc. 14.000% (PRIME 3 Month + 5.50%), 11/03/2027(h)(k)(q)(r)		4,133	20,666
Peraton Corp. 9.174% (SOFR 1 Month + 3.75%), 02/01/2028(r)		1,584	1,552,528
Presidio Holdings, Inc. 8.924% (SOFR 1 Month + 3.50%), 01/22/2027(r)		52	51,796
8.983% (SOFR 3 Month + 3.50%), 01/22/2027(r)		1,542	1,539,086
Veritas US, Inc. 10.439% (SOFR 1 Month + 5.00%), 09/01/2025(r)		2,794	2,354,393

			11,446,903

			39,169,695

Financial Institutions – 0.2%
Finance – 0.0%
Orbit Private Holdings I Ltd. 10.087% (SOFR 6 Month + 4.50%), 12/11/2028(k)(r)		373	373,350

abfunds.com	AB INCOME FUND | 45

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Insurance – 0.2%
Asurion, LLC 9.674% (SOFR 1 Month + 4.25%), 08/19/2028(r)	U.S.$	1,701	$1,622,230
Hub International Limited 9.662% (SOFR 3 Month + 4.25%), 06/20/2030(r)		1,658	1,657,030

			3,279,260

			3,652,610

Utility – 0.1%
Electric – 0.1%
Granite Generation, LLC 9.189% (SOFR 1 Month + 3.75%), 11/09/2026(r)		3,508	3,437,588

Total Bank Loans (cost $51,612,543)			46,259,893

ASSET-BACKED SECURITIES – 1.4%
Other ABS - Fixed Rate – 1.0%
Affirm Asset Securitization Trust Series 2022-Z1, Class A 4.55%, 06/15/2027(f)		1,080	1,063,917
Series 2023-A, Class 1A 6.61%, 01/18/2028(f)		250	248,586
Series 2023-A, Class A 6.61%, 01/18/2028(f)		9,617	9,562,618
BHG Securitization Trust Series 2023-A, Class A 5.55%, 04/17/2036(f)		4,558	4,488,354
Consumer Loan Underlying Bond Club Certificate Issuer Trust I Series 2018-20, Class PT 1.321%, 11/16/2043(m)		12	11,913
Series 2019-36, Class PT 12.508%, 10/17/2044(m)		127	123,345
Pagaya AI Debt Trust Series 2022-6, Class A1 6.159%, 05/15/2030(f)(k)		323	322,926
Series 2022-6, Class A2 6.811%, 05/15/2030(f)(k)		183	183,061
Series 2022-6, Class A3 7.656%, 05/15/2030(f)(k)		227	226,074
Series 2022-6, Class A4 55.042%, 05/15/2030(f)(k)		80	102,525
Series 2023-1, Class A 7.556%, 07/15/2030(f)		2,610	2,615,276

46 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Theorem Funding Trust Series 2022-1A, Class A 1.85%, 02/15/2028(f)	U.S.$	628	$624,040
Series 2022-3A, Class A 7.60%, 04/15/2029(f)		5,295	5,315,065

			24,887,700

Autos - Fixed Rate – 0.4%
ACM Auto Trust Series 2023-1A, Class A 6.61%, 01/22/2030(f)		946	945,155
Flagship Credit Auto Trust Series 2019-4, Class E 4.11%, 03/15/2027(f)		2,970	2,813,294
Lendbuzz Securitization Trust Series 2023-1A, Class A2 6.92%, 08/15/2028(f)		5,744	5,713,194

			9,471,643

Total Asset-Backed Securities (cost $34,681,999)			34,359,343

AGENCIES – 1.2%
Agency Debentures – 1.2%
Federal Home Loan Banks 5.50%, 07/15/2036		8,695	8,881,073
Federal Home Loan Mortgage Corp. 6.25%, 07/15/2032(a)		10,400	11,224,584
6.75%, 03/15/2031		4,000	4,391,499
Series GDIF 6.75%, 09/15/2029		4,606	4,997,586

Total Agencies (cost $34,379,637)			29,494,742

EMERGING MARKETS - SOVEREIGNS – 0.9%
Angola – 0.2%
Angolan Government International Bond 8.00%, 11/26/2029(f)		6,169	4,935,200

Dominican Republic – 0.2%
Dominican Republic International Bond 4.50%, 01/30/2030(f)		5,298	4,479,459

El Salvador – 0.1%
El Salvador Government International Bond 8.625%, 02/28/2029(a)(f)		1,766	1,424,279

abfunds.com	AB INCOME FUND | 47

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Ivory Coast – 0.1%
Ivory Coast Government International Bond 4.875%, 01/30/2032(f)	EUR	1,195	953,064
6.375%, 03/03/2028(f)	U.S.$	1,377	1,277,168

			2,230,232

Kenya – 0.1%
Republic of Kenya Government International Bond 7.00%, 05/22/2027(f)		1,680	1,461,600

Lebanon – 0.0%
Lebanon Government International Bond 6.65%, 04/22/2024(f)(h)(q)		507	31,054
6.85%, 03/23/2027(f)(h)(q)		1,053	64,178
Series G 6.60%, 11/27/2026(f)(h)(q)		1,284	75,358

			170,590

Nigeria – 0.0%
Nigeria Government International Bond 6.125%, 09/28/2028(f)		233	189,312
7.143%, 02/23/2030(f)		211	169,064
7.875%, 02/16/2032(f)		226	180,235

			538,611

Senegal – 0.2%
Senegal Government International Bond 4.75%, 03/13/2028(f)	EUR	1,465	1,340,851
6.25%, 05/23/2033(f)	U.S.$	5,158	4,081,268

			5,422,119

Ukraine – 0.0%
Ukraine Government International Bond 7.253%, 03/15/2035(f)(n)		1,964	493,946

Total Emerging Markets - Sovereigns (cost $29,152,028)			21,156,036

QUASI-SOVEREIGNS – 0.8%
Quasi-Sovereign Bonds – 0.8%
Chile – 0.0%
Corp. Nacional del Cobre de Chile 5.125%, 02/02/2033(f)		480	422,534
5.95%, 01/08/2034(f)		832	772,928

			1,195,462

48 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Hungary – 0.1%
Magyar Export-Import Bank Zrt 6.125%, 12/04/2027(f)	U.S.$	1,330	$1,299,942

Indonesia – 0.1%
Indonesia Asahan Aluminium PT/Mineral Industri Indonesia Persero PT 4.75%, 05/15/2025(f)		2,044	1,995,966

Mexico – 0.4%
Comision Federal de Electricidad 4.688%, 05/15/2029(f)		4,031	3,567,435
Petroleos Mexicanos 5.95%, 01/28/2031		5,321	3,767,268
6.49%, 01/23/2027		1,455	1,284,969
6.50%, 03/13/2027		587	515,571
6.70%, 02/16/2032		3,060	2,233,800

			11,369,043

South Africa – 0.1%
Transnet SOC Ltd. 8.25%, 02/06/2028(f)		1,294	1,222,830

Ukraine – 0.1%
NAK Naftogaz Ukraine via Kondor Finance PLC 7.625%, 11/08/2026(h)(m)(n)(q)		2,168	1,029,800
State Agency of Roads of Ukraine 6.25%, 06/24/2030(m)(n)		7,856	2,062,200

			3,092,000

Total Quasi-Sovereigns (cost $28,093,198)			20,175,243

LOCAL GOVERNMENTS - US MUNICIPAL BONDS – 0.3%
United States – 0.3%
Texas Transportation Commission State Highway Fund Series 2010-B 5.178%, 04/01/2030		2,560	2,508,304
Wisconsin Public Finance Authority (Catholic Bishop of Chicago (The)) Series 2021 5.75%, 07/25/2041(m)		6,915	5,567,493

Total Local Governments - US Municipal Bonds (cost $9,475,000)			8,075,797

abfunds.com	AB INCOME FUND | 49

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

COMMON STOCKS – 0.3%
Consumer Staples – 0.1%
Household Products – 0.1%
Southeastern Grocers, Inc.(h)(j)(k)	71,086	$1,812,693

Financials – 0.1%
Banks – 0.1%
Nordic Aviation Capital DAC(h)(j)(k)	103,735	1,685,694

Consumer Discretionary – 0.1%
Automobile Components – 0.0%
Energy Technology(h)(j)(k)	497	155,561

Broadline Retail – 0.1%
ATD New Holdings, Inc.(h)(k)	29,486	1,061,496

Diversified Consumer Services – 0.0%
Paysafe AG Tracker(h)(j)(k)	61,303	– 0	–

Internet & Catalog Retail – 0.0%
GOLO Mobile, Inc.(h)(j)(k)	30,264	– 0	–

		1,217,057

Communication Services – 0.0%
Diversified Telecommunication Services – 0.0%
Intelsat Emergence SA(h)(k)	46,306	1,102,083

Media – 0.0%
iHeartMedia, Inc. - Class A(h)	10,274	24,144

		1,126,227

Energy – 0.0%
Oil, Gas & Consumable Fuels – 0.0%
Berry Corp.	9,763	81,522
Golden Energy Offshore Services AS(h)	1,497,659	172,947
SandRidge Energy, Inc.	105	1,664

		256,133

Information Technology – 0.0%
IT Services – 0.0%
Paysafe Ltd.(h)	8,409	81,735

Total Common Stocks (cost $10,295,103)		6,179,539

50 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - SOVEREIGN BONDS – 0.3%
Colombia – 0.1%
Colombia Government International Bond 3.125%, 04/15/2031	U.S.$	864	$636,336

Panama – 0.2%
Panama Government International Bond 6.875%, 01/31/2036		677	634,688
Panama Notas del Tesoro 3.75%, 04/17/2026		5,027	4,652,438

			5,287,126

Total Governments - Sovereign Bonds (cost $6,676,801)			5,923,462

		Shares
PREFERRED STOCKS – 0.1%
Industrial – 0.1%
Auto Components – 0.1%
Exide International Holdings LP 0.00%(h)(j)(k)(w) (cost $2,325,936)		3,093	2,591,934

		Notional Amount
PURCHASED OPTIONS - PUTS – 0.0%
Options on Indices – 0.0%
S&P 500 Index Expiration: Nov 2023; Contracts: 78; Exercise Price: USD 4,220.00; Counterparty: Morgan Stanley & Co., Inc.(h) (premiums paid $325,496)	USD	32,916,000	566,670

		Shares
RIGHTS – 0.0%
Golden Energy Offshore, expiring 11/06/2023(h)(j)(k)		2,553,733	66,295
Intelsat Jackson Holdings SA, Series A expiring 12/31/2049(h)(j)(k)		4,848	3,936
Intelsat Jackson Holdings SA, Series B, expiring 12/31/2049(h)(j)(k)		4,848	29,088

Total Rights (cost $471,936)			129,319

abfunds.com	AB INCOME FUND | 51

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS – 3.1%
U.S. Treasury Bills – 2.6%
U.S. Treasury Bill Zero Coupon, 02/29/2024	U.S.$	26,100	$25,638,030
Zero Coupon, 03/14/2024		19,000	18,623,404
Zero Coupon, 03/28/2024		17,955	17,561,566

Total U.S. Treasury Bills (cost $61,828,700)			61,823,000

		Shares
Investment Companies – 0.5%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 5.27%(s)(t)(u) (cost $10,865,651)		10,865,651	10,865,651

Total Short-Term Investments (cost $72,694,351)			72,688,651

Total Investments – 121.5% (cost $3,062,379,537)			2,918,660,396
Other assets less liabilities – (21.5)%			(516,565,193)

Net Assets – 100.0%			$2,402,095,203

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Purchased Contracts
Long Gilt Futures	10	December 2023	$1,132,313	$(13,988)
U.S. 10 Yr Ultra Futures	1,841	December 2023	200,352,578	(8,506,120)
U.S. Long Bond (CBT) Futures	1,029	December 2023	112,611,188	(9,721,897)
U.S. T-Note 5 Yr (CBT) Futures	3,892	December 2023	406,622,783	(5,223,799)
U.S. T-Note 10 Yr (CBT) Futures	952	December 2023	101,075,625	(3,174,012)
U.S. Ultra Bond (CBT) Futures	787	December 2023	88,586,688	(9,006,970)

Sold Contracts
Euro Buxl 30 Yr Bond Futures	13	December 2023	1,656,414	140,016
Euro-BOBL Futures	14	December 2023	1,722,651	9,023
Euro-Bund Futures	49	December 2023	6,687,733	121,793
Euro-Schatz Futures	100	December 2023	11,128,570	19,479
U.S. T-Note 2 Yr (CBT) Futures	103	December 2023	20,849,453	2,281

				$(35,354,194)

52 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services, Inc.	EUR	18,563	USD	19,767	01/10/2024	$59,305
UBS AG	CAD	2,911	USD	2,114	01/10/2024	12,698

						$72,003

PUT WRITTEN OPTIONS (see Note D)

Description	Counterparty	Contracts	Exercise Price		Expiration Month	Notional (000)		Premiums Received	U.S. $ Value
S&P 500 Index (v)	Morgan Stanley & Co., Inc.	78	USD	3,980	November 2023	USD	31,044	$188,680	$(90,090)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2023	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Buy Contracts
iTraxx Australia Series 40, 5 Year Index, 12/20/2028*	(1.00)%	Quarterly	0.97%	USD	104,760	$(248,017)	$(827,098)	$579,081
Sale Contracts
CDX-NAHY Series 41, 5 Year Index, 12/20/2028*	5.00	Quarterly	5.16	USD	350	(148)	2,135	(2,283)
CDX-NAIG Series 41, 5 Year Index, 12/20/2028*	1.00	Quarterly	0.79	USD	104,760	1,084,416	1,398,625	(314,209)

						$836,251	$573,662	$262,589

*	Termination date

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation (Depreciation)
USD	24,500	10/12/2028	2.504%	CPI	#	Maturity	$119,245	$	– 0	–	$119,245
USD	24,100	10/20/2028	2.656%	CPI	#	Maturity	(60,028)		– 0	–	(60,028)

							$59,217	$	– 0	–	$59,217

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

abfunds.com	AB INCOME FUND | 53

PORTFOLIO OF INVESTMENTS (continued)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2023	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	1,406	$(187,517)	$(319,069)	$131,552
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1,054	(140,654)	(239,329)	98,675
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	562	(74,969)	(139,160)	64,191
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	543	(72,379)	(79,572)	7,193
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	77	(10,247)	(4,450)	(5,797)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	304	(40,611)	(31,596)	(9,015)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	473	(63,159)	(38,477)	(24,682)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	724	(96,569)	(67,565)	(29,004)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	932	(124,359)	(86,464)	(37,895)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	2,367	(315,792)	(222,785)	(93,007)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	4,524	(603,606)	(415,662)	(187,944)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	4,524	(603,606)	(415,662)	(187,944)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	4,274	(570,258)	(338,953)	(231,305)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	4,528	(604,048)	(261,031)	(343,017)
Credit Suisse International
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	7.50	USD	163	(29,665)	(5,916)	(23,749)
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	7.50	USD	326	(59,435)	(12,078)	(47,357)
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	7.50	USD	814	(148,534)	(29,622)	(118,912)
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	7.50	USD	1,864	(340,076)	(92,456)	(247,620)
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	7.50	USD	4,302	(784,790)	(127,186)	(657,604)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	636	(84,822)	(72,306)	(12,516)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	4,365	(582,321)	(484,438)	(97,883)
Goldman Sachs International
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	7.50	USD	6,798	(1,239,968)	(273,463)	(966,505)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	4,179	(557,499)	(630,875)	73,376
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	2,993	(399,350)	(445,501)	46,151
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	2,031	(271,013)	(216,875)	(54,138)
JPMorgan Securities, LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1,420	(189,475)	(82,287)	(107,188)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	2,137	(285,097)	(168,606)	(116,491)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	4,518	(602,721)	(467,848)	(134,873)

54 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2023	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Morgan Stanley & Co. International PLC
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00%	Monthly	7.50%	USD	84	$(15,332)	$(3,169)	$(12,163)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	259	(34,548)	(19,815)	(14,733)

						$(9,132,420)	$(5,792,216)	$(3,340,204)

*	Termination date

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Currency	Principal Amount (000)	Interest Rate	Maturity		U.S. $ Value at October 31, 2023
Barclay Capital, Inc.†	USD	2,920	(2.00)%*	– 0	–	$2,920,000
HSBC Securities (USA), Inc.†	USD	25,575	5.44%	– 0	–	25,786,775
HSBC Securities (USA), Inc.†	USD	19,008	5.44%	– 0	–	19,131,283
HSBC Securities (USA), Inc.†	USD	12,025	5.10%	– 0	–	12,190,244
Jefferies LLC†	USD	883	3.50%	– 0	–	883,522
Jefferies LLC†	USD	416	4.75%	– 0	–	417,153
RBC Capital Markets†	USD	1,110	3.75%	– 0	–	1,126,113

						$62,455,090

*	Interest payment due from counterparty.

†	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on October 31, 2023.

The type of underlying collateral and the remaining maturity of open reverse repurchase agreements on the statements of assets and liabilities is as follows:

	Overnight and Continuous	Up to 30 Days			31-90 Days			Greater than 90 Days			Total
Governments – Treasuries	$44,918,058	$	– 0	–	$	– 0	–	$	– 0	–	$44,918,058
Agencies	12,190,244		– 0	–		– 0	–		– 0	–	12,190,244
Corporates – Non-Investment Grade	2,920,000		– 0	–		– 0	–		– 0	–	2,920,000
Corporates – Investment Grade	1,126,113		– 0	–		– 0	–		– 0	–	1,126,113
Emerging Markets – Sovereigns	883,522		– 0	–		– 0	–		– 0	–	883,522
Emerging Markets – Corporate Bonds	417,153		– 0	–		– 0	–		– 0	–	417,153

Total	$62,455,090	$	– 0	–	$	– 0	–	$	– 0	–	$62,455,090

**	Principal amount less than 500.

(a)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.

(b)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(c)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open centrally cleared swaps.

(d)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.

abfunds.com	AB INCOME FUND | 55

PORTFOLIO OF INVESTMENTS (continued)

(e)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(f)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At October 31, 2023, the aggregate market value of these securities amounted to $669,675,659 or 27.9% of net assets.

(g)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at October 31, 2023.

(h)	Non-income producing security.

(i)	Defaulted matured security.

(j)	Fair valued by the Adviser.

(k)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(l)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at October 31, 2023.

(m)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.48% of net assets as of October 31, 2023, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value		Percentage of Net Assets
Consumer Loan Underlying Bond Club Certificate Issuer Trust I Series 2018-20, Class PT 1.321%, 11/16/2043	09/27/2018	$12,125	$11,913		0.00%
Consumer Loan Underlying Bond Club Certificate Issuer Trust I Series 2019-36, Class PT 12.508%, 10/17/2044	09/04/2019	127,237	123,345		0.01%
Digicel Group Holdings Ltd. 7.00%, 12/04/2023	06/19/2020- 04/05/2023	22,404	4,670		0.00%
Exide Technologies 11.00%, 10/31/2024	06/21/2019- 10/26/2020	692,006	– 0	–	0.00%
JPMorgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 9.685%, 11/25/2024	11/06/2015	315,332	320,817		0.01%
JPMorgan Madison Avenue Securities Trust Series 2015-CH1, Class M2 10.935%, 10/25/2025	09/18/2015	582,320	592,423		0.02%
Magnetation LLC/Mag Finance Corp. 11.00%, 05/15/2018	02/19/2015	861,788	– 0	–	0.00%
NAK Naftogaz Ukraine via Kondor Finance PLC 7.625%, 11/08/2026	11/04/2019	2,168,000	1,029,800		0.04%
PMT Credit Risk Transfer Trust Series 2020-1R, Class A 8.785%, 02/27/2023	02/11/2020	1,639,234	1,619,921		0.07%
State Agency of Roads of Ukraine 6.25%, 06/24/2030	06/17/2021	7,856,000	2,062,200		0.09%
Tonon Luxembourg SA 6.50%, 10/31/2024	01/16/2013- 10/31/2021	1,804,783	87		0.00%
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018	06/19/2013	3,510,949	474		0.00%

56 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Virgolino de Oliveira Finance SA 10.875%, 01/13/2020	06/09/2014	$745,965	$75	0.00%
Virgolino de Oliveira Finance SA 11.75%, 02/09/2022	01/29/2014	916,308	169	0.00%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 10.685%, 11/25/2025	09/06/2016	212,635	214,911	0.01%
Wisconsin Public Finance Authority (Catholic Bishop of Chicago (The)) Series 2021 5.75%, 07/25/2041	08/03/2021	6,915,000	5,567,493	0.23%

(n)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at October 31, 2023.

(o)	IO – Interest Only.

(p)	Inverse interest only security.

(q)	Defaulted.

(r)	The stated coupon rate represents the greater of the SOFR or an alternate base rate such as the PRIME or the SOFR/PRIME floor rate plus a spread at October 31, 2023.

(s)	Affiliated investments.

(t)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(u)	The rate shown represents the 7-day yield as of period end.

(v)	One contract relates to 100 shares.

(w)	Escrow shares.

Currency Abbreviations:

CAD – Canadian Dollar

EUR – Euro

GBP – Great British Pound

USD – United States Dollar

Glossary:

ABS – Asset-Backed Securities

BOBL – Bundesobligationen

CBT – Chicago Board of Trade

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CLO – Collateralized Loan Obligations

CMBS – Commercial Mortgage-Backed

CPI – Consumer Price Index

JSC – Joint Stock Company

LIBOR – London Interbank Offered Rate

REIT – Real Estate Investment Trust

REMICs – Real Estate Mortgage Investment Conduits

SOFR – Secured Overnight Financing Rate

TBA – To Be Announced

See notes to financial statements.

abfunds.com	AB INCOME FUND | 57

STATEMENT OF ASSETS & LIABILITIES

October 31, 2023

Assets
Investments in securities, at value
Unaffiliated issuers (cost $3,051,513,886)	$2,907,794,745
Affiliated issuers (cost $10,865,651)	10,865,651
Cash	218,434
Foreign currencies, at value (cost $2,472,686)	2,338,276
Receivable for investment securities sold	225,353,308
Unaffiliated interest and dividends receivable	23,570,270
Receivable for capital stock sold	3,640,091
Unrealized appreciation on forward currency exchange contracts	72,003
Affiliated dividends receivable	59,183
Receivable for variation margin on centrally cleared swaps	48,064
Other assets	43,477

Total assets	3,174,003,502

Liabilities
Payable for investment securities purchased	690,662,820
Payable for reverse repurchase agreements	62,455,090
Market value on credit default swaps (net premiums received $5,792,216)	9,132,420
Payable for capital stock repurchased	6,182,865
Dividends payable	1,008,652
Advisory fee payable	813,461
Foreign capital gains tax payable	358,888
Distribution fee payable	98,257
Options written, at value (premiums received $188,680)	90,090
Transfer Agent fee payable	44,129
Payable for variation margin on futures	41,878
Administrative fee payable	29,136
Directors’ fees payable	3,929
Accrued expenses and other liabilities	986,684

Total liabilities	771,908,299

Net Assets	$2,402,095,203

Composition of Net Assets
Capital stock, at par	$399,947
Additional paid-in capital	3,344,829,710
Accumulated loss	(943,134,454)

Net Assets	$2,402,095,203

Net Asset Value Per Share—33 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$126,078,476	21,017,069	$6.00	*

C	$85,417,702	14,220,548	$6.01

Advisor	$2,171,738,080	361,568,433	$6.01

Z	$18,860,945	3,140,724	$6.01

*	The maximum offering price per share for Class A shares was $6.27 which reflects a sales charge of 4.25%.

See notes to financial statements.

58 | AB INCOME FUND	abfunds.com

STATEMENT OF OPERATIONS

Year Ended October 31, 2023

Investment Income
Interest	$157,113,092
Dividends
Affiliated issuers	749,408
Unaffiliated issuers	145,567
Other income	129,488	$158,137,555

Expenses
Advisory fee (see Note B)	11,640,452
Distribution fee—Class A	377,542
Distribution fee—Class C	1,033,893
Transfer agency—Class A	127,521
Transfer agency—Class C	87,753
Transfer agency—Advisor Class	1,943,977
Transfer agency—Class Z	4,717
Custody and accounting	316,394
Printing	299,422
Audit and tax	165,635
Administrative	93,875
Registration fees	90,139
Legal	64,724
Directors’ fees	49,626
Miscellaneous	88,324

Total expenses before interest expense/bank overdraft	16,383,994
Interest expense/bank overdraft	26,757,290
Total expenses		43,141,284

Less: expenses waived and reimbursed by the Adviser (see Note B)	(1,482,855)

Net expenses		41,658,429

Net investment income		116,479,126

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized loss on:
Investment transactions(a)		(179,372,855)
Forward currency exchange contracts		(891,645)
Futures		(55,515,525)
Options written		(78,083)
Swaps		(2,128,240)
Foreign currency transactions		(19,523,292)
Net change in unrealized appreciation (depreciation) of:
Investments		184,589,747
Forward currency exchange contracts		1,222,006
Futures		5,638,410
Options written		98,590
Swaps		5,755,317
Foreign currency denominated assets and liabilities		3,098

Net loss on investment and foreign currency transactions		(60,202,472)

Net Increase in Net Assets from Operations		$56,276,654

(a)	Net of foreign realized capital gains taxes of $1,522.

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2023	Year Ended October 31, 2022
Increase (Decrease) in Net Assets from Operations
Net investment income	$116,479,126	$122,535,702
Net realized loss on investment and foreign currency transactions	(257,509,640)	(537,822,684)
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	197,307,168	(310,736,514)

Net increase (decrease) in net assets from operations	56,276,654	(726,023,496)
Distributions to Shareholders
Class A	(6,139,059)	(7,242,847)
Class C	(3,570,199)	(4,015,362)
Advisor Class	(98,818,254)	(117,190,413)
Class Z	(932,157)	(938,821)
Return of Capital
Class A	(1,234,366)	– 0	–
Class C	(717,851)	– 0	–
Advisor Class	(19,869,152)	– 0	–
Class Z	(187,427)	– 0	–
Capital Stock Transactions
Net decrease	(152,901,365)	(1,158,104,578)

Total decrease	(228,093,176)	(2,013,515,517)
Net Assets
Beginning of period	2,630,188,379	4,643,703,896

End of period	$2,402,095,203	$2,630,188,379

See notes to financial statements.

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STATEMENT OF CASH FLOWS

For the year ended October 31, 2023

Cash flows from operating activities
Net increase in net assets from operations		$56,276,654
Reconciliation of net increase in net assets from operations to net increase in cash from operating activities
Purchases of long-term investments	$(8,200,767,890)
Purchases of short-term investments	(909,372,244)
Proceeds from disposition of long-term investments	9,243,738,750
Proceeds from disposition of short-term investments	844,316,400
Net realized loss on investment transactions and foreign currency transactions	269,111,792
Net realized loss on forward currency exchange contracts	(891,645)
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	(197,307,168)
Net accretion of bond discount and amortization of bond premium	3,007,304
Increase in receivable for investments sold	(8,492,700)
Decrease in interest receivable	1,793,956
Increase in affiliated dividends receivable	(40,930)
Increase in other assets	(1,170)
Decrease in cash collateral due from broker	1,033,000
Increase in payable for investments purchased	38,405,712
Decrease in advisory fee payable	(204,887)
Decrease in administrative fee payable	(3,556)
Decrease in Foreign capital gains tax payable	(1,522)
Decrease in Transfer Agent fee payable	(18,338)
Decrease in distribution fee payable	(27,503)
Decrease in Directors’ fee payable	(924)
Increase in accrued expenses	262,181
Proceeds from options written, net	110,597
Payments on swaps, net	(16,764,091)
Payments for exchange-traded derivatives settlements, net	(50,006,140)

Total adjustments		1,017,878,984

Net cash provided by (used in) operating activities		1,074,155,638
Cash flows from financing activities
Redemptions of capital stock	(1,100,757,715)
Subscriptions of capital stock	858,612,977
Cash dividends paid (net of dividend reinvestments)†	(44,228,839)
Repayment of reverse repurchase agreements	(774,556,808)

Net cash provided by (used in) financing activities		(1,060,930,385)
Effect of exchange rate on cash		(19,520,194)

Net decrease in cash and foreign currency		(6,294,941)
Cash and foreign currency at beginning of year		8,851,651

Cash and foreign currency at end of year		$2,556,710

Supplemental disclosure of cash flow information
† Reinvestment of dividends	$86,961,042
Interest expense paid during the year	$26,476,343

In accordance with U.S. GAAP, the Fund has included a Statement of Cash Flows as a result of its significant investments in reverse repurchase agreements throughout the year.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

October 31, 2023

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of nine portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Income Fund (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares. Class B, Class K, Class R, Class I, Class T, Class 1 and Class 2 shares have not been issued. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Advisor Class and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All 11 classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Company’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

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NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by

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NOTES TO FINANCIAL STATEMENTS (continued)

contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows

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NOTES TO FINANCIAL STATEMENTS (continued)

which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options that do not trade on an exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable

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NOTES TO FINANCIAL STATEMENTS (continued)

data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as a significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2023:

Investments in Securities:	Level 1			Level 2	Level 3			Total
Assets:
Governments - Treasuries	$	– 0	–	$1,180,111,892	$	– 0	–	$1,180,111,892
Mortgage Pass-Throughs		– 0	–	636,373,411		– 0	–	636,373,411
Corporates - Investment Grade		– 0	–	388,469,069		– 0	–	388,469,069
Corporates - Non-Investment Grade		– 0	–	219,069,062		688,118	(a)	219,757,180
Collateralized Loan Obligations		– 0	–	87,165,824		– 0	–	87,165,824
Commercial Mortgage-Backed Securities		– 0	–	53,503,056		– 0	–	53,503,056
Collateralized Mortgage Obligations		– 0	–	52,965,302		– 0	–	52,965,302
Emerging Markets - Corporate Bonds		– 0	–	52,713,315		718		52,714,033
Bank Loans		– 0	–	44,523,020		1,736,873		46,259,893
Asset-Backed Securities		– 0	–	33,524,757		834,586		34,359,343
Agencies		– 0	–	29,494,742		– 0	–	29,494,742

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NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities:	Level 1			Level 2		Level 3			Total
Emerging Markets - Sovereigns	$	– 0	–	$21,156,036		$	– 0	–	$21,156,036
Quasi-Sovereigns		– 0	–	20,175,243			– 0	–	20,175,243
Local Governments - US Municipal Bonds		– 0	–	8,075,797			– 0	–	8,075,797
Common Stocks		362,012		– 0	–		5,817,527	(a)	6,179,539
Governments - Sovereign Bonds		– 0	–	5,923,462			– 0	–	5,923,462
Preferred Stocks		– 0	–	– 0	–		2,591,934		2,591,934
Purchased Options - Puts		– 0	–	566,670			– 0	–	566,670
Rights		– 0	–	– 0	–		129,319		129,319
Short-Term Investments:
U.S. Treasury Bills		– 0	–	61,823,000			– 0	–	61,823,000
Investment Companies		10,865,651		– 0	–		– 0	–	10,865,651

Total Investments in Securities		11,227,663		2,895,633,658			11,799,075	(a)	2,918,660,396
Other Financial Instruments(b):
Assets:
Futures		292,592		– 0	–		– 0	–	292,592	(c)
Forward Currency Exchange Contracts		– 0	–	72,003			– 0	–	72,003
Centrally Cleared Credit Default Swaps		– 0	–	1,084,416			– 0	–	1,084,416	(c)
Centrally Cleared Inflation (CPI) Swaps		– 0	–	119,245			– 0	–	119,245	(c)
Liabilities:
Futures		(35,646,786)		– 0	–		– 0	–	(35,646,786	)(c)
Put Written Options		– 0	–	(90,090)			– 0	–	(90,090	)(c)
Centrally Cleared Credit Default Swaps		– 0	–	(248,165)			– 0	–	(248,165	)(c)
Centrally Cleared Inflation (CPI) Swaps		– 0	–	(60,028)			– 0	–	(60,028	)(c)
Credit Default Swaps		– 0	–	(9,132,420)			– 0	–	(9,132,420)
Reverse Repurchase Agreements		(62,455,090)		– 0	–		– 0	–	(62,455,090)

Total		$(86,581,621)		$2,887,378,619			$11,799,075	(a)	$2,812,596,073

(a)	The Fund held securities with zero market value at period end.

(b)

Other financial instruments include reverse repurchase agreements and derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

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NOTES TO FINANCIAL STATEMENTS (continued)

(c)

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily.

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NOTES TO FINANCIAL STATEMENTS (continued)

Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion of the Fund’s average daily net assets, .40% of the excess over $2.5 billion up to $5 billion and .35% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Caps”) to .77%, 1.52%, .52%, and .52% of daily average net assets for Class A, Class C, Advisor Class, and Class Z shares, respectively. For the year ended October 31, 2023, such reimbursement/waivers amounted to $1,466,009. The Expense Caps may not be terminated by the Adviser before January 31, 2024.

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NOTES TO FINANCIAL STATEMENTS (continued)

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended October 31, 2023, the reimbursement for such services amounted to $93,875.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $553,942 for the year ended October 31, 2023.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $6,319 from the sale of Class A shares and received $11 and $6,473 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended October 31, 2023.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser had contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. Effective September 1, 2023, the Adviser has contractually agreed to waive .05% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .15%) until August 31, 2024. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended October 31, 2023, such waiver amounted to $16,846.

A summary of the Fund’s transactions in AB mutual funds for the year ended October 31, 2023 is as follows:

Fund	Market Value 10/31/22 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/23 (000)	Dividend Income (000)
Government Money Market Portfolio	$5,642	$812,983	$807,759	$10,866	$749

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class and Class Z shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $1,127,225 for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2023 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$582,331,775	$1,034,012,387
U.S. government securities	7,613,764,996	8,138,292,294

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$3,066,089,688

Gross unrealized appreciation	$50,868,596
Gross unrealized depreciation	(189,854,486)

Net unrealized depreciation	$(138,985,890)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

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NOTES TO FINANCIAL STATEMENTS (continued)

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended October 31, 2023, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates

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on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended October 31, 2023, the Fund held forward currency exchange contracts for hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call purchased option by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call purchased options are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option. The Fund’s maximum payment for

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written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from written options. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of the written option by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

During the year ended October 31, 2023, the Fund held purchased options for hedging purposes.

During the year ended October 31, 2023, the Fund held written options for non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of

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the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial

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and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended October 31, 2023, the Fund held interest rate swaps for hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the year ended October 31, 2023, the Fund held inflation (CPI) swaps for non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to

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which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

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During the year ended October 31, 2023, the Fund held credit default swaps for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended October 31, 2023, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable for variation margin on futures	$292,592	*	Payable for variation margin on futures	$35,646,786	*

Credit contracts	Receivable for variation margin on centrally cleared swaps	579,081	*	Payable for variation margin on centrally cleared swaps	316,492	*

Interest rate contracts	Receivable for variation margin on centrally cleared swaps	119,245	*	Payable for variation margin on centrally cleared swaps	60,028	*

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	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$72,003

Equity contracts	Investments in securities, at value	566,670

Equity contracts			Options written, at value	$90,090

Credit contracts			Market value on credit default swaps	9,132,420

Total		$1,629,591		$45,245,816

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	$(55,515,525)	$5,638,410

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) of forward currency exchange contracts	(891,645)	1,222,006

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation (depreciation) of investments	708,912	241,174

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation (depreciation) of options written	(78,083)	98,590

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	$5,002,649	$(6,362,717)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	(7,130,889)	12,118,034

Total		$(57,904,581)	$12,955,497

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended October 31, 2023:

Futures:
Average notional amount of buy contracts	$732,223,470
Average notional amount of sale contracts	$498,469,435
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$17,857,080	(a)
Average principal amount of sale contracts	$171,212,597
Purchased Options:
Average notional amount	$55,141,333	(b)
Options Written:
Average notional amount	$52,005,333	(b)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$196,228,125	(c)
Centrally Cleared Inflation Swaps:
Average notional amount	$48,600,000	(d)
Credit Default Swaps:
Average notional amount of buy contracts	$31,273,000	(d)
Average notional amount of sale contracts	$88,167,635
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$93,817,000	(e)
Average notional amount of sale contracts	$49,583,405	(a)

(a)	Positions were open for eleven months during the year.

(b)	Positions were open for three months during the year.

(c)	Positions were open for seven months during the year.

(d)	Positions were open for one month during the year.

(e)	Positions were open for five months during the year.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

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All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of October 31, 2023. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Morgan Stanley & Co. International PLC/Morgan Stanley Capital Services, Inc.	$59,305	$(49,880)		$	– 0	–	$	– 0	–	$9,425
UBS AG	12,698	– 0	–		– 0	–		– 0	–	12,698

Total	$72,003	$(49,880)		$	– 0	–	$	– 0	–	$22,123	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*		Net Amount of Derivative Liabilities
Citigroup Global Markets, Inc.	$3,507,774	$	– 0	–	$	– 0	–	$(3,507,774)		$	– 0	–
Credit Suisse International	2,029,643		– 0	–		– 0	–	(1,971,357)			58,286
Goldman Sachs International	2,467,830		– 0	–		– 0	–	(2,467,830)			– 0	–
JPMorgan Securities, LLC	1,077,293		– 0	–		– 0	–	(1,077,293)			– 0	–
Morgan Stanley & Co. International PLC/Morgan Stanley Capital Services, Inc.	49,880		(49,880)			– 0	–	– 0	–		– 0	–

Total	$9,132,420		$(49,880)		$	– 0	–	$(9,024,254)			$58,286	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign

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currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. TBA and Dollar Rolls

The Fund may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Fund may enter into certain TBA transactions known as dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the year ended October 31, 2023, the Fund earned drop income of $616,822 which is included in interest income in the accompanying statement of operations.

4. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other master agreements, the Fund is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or

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from the Fund in the event of a default. In the event of a default by a MRA counterparty, the Fund may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the year ended October 31, 2023, the average amount of reverse repurchase agreements outstanding was $565,373,334 and the daily weighted average interest rate was 4.67%. At October 31, 2023, the Fund had reverse repurchase agreements outstanding in the amount of $62,455,090 as reported on the statement of assets and liabilities.

The following table presents the Fund’s RVP liabilities by counterparty net of the related collateral pledged by the Fund as of October 31, 2023:

Counterparty	RVP Liabilities Subject to a MRA	Securities Collateral Pledged†*	Net Amount of RVP Liabilities
Barclays Capital, Inc.	$2,920,000	$(2,920,000)	$	– 0	–
HSBC Securities (USA), Inc.	57,108,302	(56,912,708)		195,594
Jefferies LLC	1,300,675	(1,300,675)		– 0	–
RBC Capital Markets	1,126,113	(1,083,393)		42,720

Total	$62,455,090	$(62,216,776)		$238,314

†	Including accrued interest.

*	The actual collateral pledged may be more than the amount reported due to overcollateralization.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022

Class A
Shares sold	5,375,800	5,504,143	$34,188,667	$39,565,166

Shares issued in reinvestment of dividends	788,190	683,436	5,039,591	4,848,123

Shares converted from Class C	778,379	150,661	4,907,291	1,067,762

Shares redeemed	(11,739,591)	(14,232,001)	(74,338,740)	(100,905,810)

Net decrease	(4,797,222)	(7,893,761)	$(30,203,191)	$(55,424,759)

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	Shares		Amount
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022

Class C
Shares sold	1,415,028	737,142	$9,121,503	$5,442,290

Shares issued in reinvestment of dividends	420,906	367,071	2,696,794	2,605,062

Shares converted to Class A	(777,719)	(150,476)	(4,907,291)	(1,067,762)

Shares redeemed	(5,219,417)	(7,173,549)	(33,362,726)	(51,179,390)

Net decrease	(4,161,202)	(6,219,812)	$(26,451,720)	$(44,199,800)

Advisor Class
Shares sold	124,730,756	125,018,791	$800,267,067	$895,171,374

Shares issued in reinvestment of dividends	12,237,569	10,905,106	78,257,364	77,665,707

Shares redeemed	(152,016,152)	(285,020,744)	(973,162,989)	(2,028,413,744)

Net decrease	(15,047,827)	(149,096,847)	$(94,638,558)	$(1,055,576,663)

Class Z
Shares sold	1,082,163	987,963	$6,936,690	$6,992,661

Shares issued in reinvestment of dividends	151,270	106,789	967,293	757,805

Shares redeemed	(1,484,578)	(1,516,427)	(9,511,879)	(10,653,822)

Net decrease	(251,145)	(421,675)	$(1,607,896)	$(2,903,356)

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

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Below Investment-Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effect of potential central bank monetary policy, and government fiscal policy, initiatives and resulting market reactions to those initiatives.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to the full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline, as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid and are subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk—Investments in mortgage-related and other asset-backed securities are

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NOTES TO FINANCIAL STATEMENTS (continued)

subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Active Trading Risk—The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction

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NOTES TO FINANCIAL STATEMENTS (continued)

costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

LIBOR Replacement Risk—The Fund may be exposed to debt securities, derivatives or other financial instruments that recently transitioned from the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. LIBOR’s administrator, ICE Benchmark Administration, ceased publishing most LIBOR settings (including some U.S. LIBOR settings) by the end of 2021 and the remaining (and most widely used) U.S. Dollar LIBOR settings after June 30, 2023. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will permit the use of synthetic U.S. Dollar LIBOR rates for non-U.S. contracts through September 30, 2024, but any such rates would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the Secured Overnight Financing Rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market. There is no assurance that the composition or characteristics of SOFR or any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that the market for SOFR-linked financial instruments will have the same volume or liquidity as did the market for LIBOR-linked financial instruments prior to LIBOR’s discontinuance or unavailability. Neither the long-term effects of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2023.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2023 and October 31, 2022 were as follows:

	2023	2022
Distributions paid from:
Ordinary income	$109,459,669	$129,387,443

Total taxable distributions paid	$109,459,669	$129,387,443
Return of Capital	22,008,796	– 0	–

Total distributions paid	$131,468,465	$129,387,443

As of October 31, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(788,620,748	)(a)
Unrealized appreciation (depreciation)	(143,745,135	)(b)

Total accumulated earnings (deficit)	$(932,365,883	)(c)

(a)	As of October 31, 2023, the Fund had a net capital loss carryforward of $788,620,748.

(b)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains (losses) on certain derivative instruments, the tax treatment of callable bonds, the tax treatment of swaps, and the tax deferral of losses on wash sales.

(c)

The differences between book-basis and tax-basis components of accumulated earnings (deficit) are attributable primarily to the accrual of foreign capital gains tax, the tax treatment of defaulted securities, and dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2023, the Fund had a net short-term capital loss carryforward of $239,830,869 and a net long-term capital loss carryforward of $548,789,879, which may be carried forward for an indefinite period.

During the current fiscal year, there were no permanent differences that resulted in adjustments to accumulated loss or additional paid-in capital.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE I

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended October 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 6.19	$ 7.89	$ 7.96	$ 7.98	$ 7.49

Income From Investment Operations

Net investment income(a)(b)	.28	.23	.24	.26	.31

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.16)	(1.69)	(.04)	.02	(c)	.53

Contributions from Affiliates	– 0	–	– 0	–	.00	(d)	– 0	–	.00	(d)

Net increase (decrease) in net asset value from operations	.12	(1.46)	.20	.28	.84

Less: Dividends and Distributions

Dividends from net investment income	(.26)	(.24)	(.27)	(.30)	(.30)

Return of capital	(.05)	– 0	–	– 0	–	– 0	–	(.05)

Total dividends and distributions	(.31)	(.24)	(.27)	(.30)	(.35)

Net asset value, end of period	$ 6.00	$ 6.19	$ 7.89	$ 7.96	$ 7.98

Total Return

Total investment return based on net asset value(e)*	1.76%	(18.83)%	2.48%	3.55%	11.50%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$126,078	$159,887	$265,990	$289,619	$240,567

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)	1.81%	1.04%	.79%	.78%	.77%

Expenses, before waivers/reimbursements(f)	1.86%	1.08%	.80%	.80%	.83%

Net investment income(b)	4.30%	3.15%	3.04%	3.24%	4.02%

Portfolio turnover rate**	231%	167%	166%	246%	270%

See footnote summary on page 94.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended October 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 6.20	$ 7.90	$ 7.97	$ 7.99	$ 7.50

Income From Investment Operations

Net investment income(a)(b)	.23	.17	.18	.20	.25

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.16)	(1.68)	(.04)	.02	(c)	.53

Contributions from Affiliates	– 0	–	– 0	–	.00	(d)	– 0	–	.00	(d)

Net increase (decrease) in net asset value from operations	.07	(1.51)	.14	.22	.78

Less: Dividends and Distributions

Dividends from net investment income	(.22)	(.19)	(.21)	(.24)	(.25)

Return of capital	(.04)	– 0	–	– 0	–	– 0	–	(.04)

Total dividends and distributions	(.26)	(.19)	(.21)	(.24)	(.29)

Net asset value, end of period	$ 6.01	$ 6.20	$ 7.90	$ 7.97	$ 7.99

Total Return

Total investment return based on net asset value(e)*	1.00%	(19.41)%	1.71%	2.77%	10.65%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$85,418	$113,982	$194,363	$217,968	$164,413

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)	2.54%	1.79%	1.54%	1.53%	1.52%

Expenses, before waivers/reimbursements(f)	2.60%	1.82%	1.55%	1.55%	1.57%

Net investment income(b)	3.57%	2.39%	2.29%	2.49%	3.21%

Portfolio turnover rate**	231%	167%	166%	246%	270%

See footnote summary on page 94.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended October 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 6.20	$ 7.90	$ 7.97	$ 7.99	$ 7.50

Income From Investment Operations

Net investment income(a)(b)	.29	.24	.26	.27	.33

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.15)	(1.68)	(.04)	.03	(c)	.53

Contributions from Affiliates	– 0	–	– 0	–	.00	(d)	– 0	–	.00	(d)

Net increase (decrease) in net asset value from operations	.14	(1.44)	.22	.30	.86

Less: Dividends and Distributions

Dividends from net investment income	(.27)	(.26)	(.29)	(.32)	(.31)

Return of capital	(.06)	– 0	–	– 0	–	– 0	–	(.06)

Total dividends and distributions	(.33)	(.26)	(.29)	(.32)	(.37)

Net asset value, end of period	$ 6.01	$ 6.20	$ 7.90	$ 7.97	$ 7.99

Total Return

Total investment return based on:

Net asset value(e)*	2.02%	(18.60)%	2.73%	3.80%	11.76%

Ratios/Supplemental Data

Net assets, end of period (000,000’s omitted)	$2,172	$2,334	$4,152	$4,097	$3,562

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)	1.55%	.79%	.54%	.53%	.52%

Expenses, before waivers/reimbursements(f)	1.61%	.82%	.55%	.55%	.58%

Net investment income(b)	4.54%	3.38%	3.28%	3.48%	4.24%

Portfolio turnover rate**	231%	167%	166%	246%	270%

See footnote summary on page 94.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class Z
Year Ended October 31,	November 20, 2019(g) to October 31, 2020
2023	2022	2021

Net asset value, beginning of period	$ 6.20	$ 7.90	$ 7.97	$ 7.97

Income From Investment Operations

Net investment income(a)(b)	.29	.25	.27	.27

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.15)	(1.69)	(.05)	.03	(c)

Net increase (decrease) in net asset value from operations	.14	(1.44)	.22	.30

Less: Dividends and Distributions

Dividends from net investment income	(.27)	(.26)	(.29)	(.30)

Return of Capital	(.06)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.33)	(.26)	(.29)	(.30)

Net asset value, end of period	$ 6.01	$ 6.20	$ 7.90	$ 7.97

Total Return

Total investment return based on net asset value(e)*	2.02%	(18.57)%	2.78%	3.89%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$18,861	$21,026	$30,118	$18,492

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)	1.55%	.78%	.49%	.48	%^

Expenses, before waivers/reimbursements(f)	1.55%	.78%	.49%	.48	%^

Net investment income(b)	4.56%	3.44%	3.32%	3.49	%^

Portfolio turnover rate**	231%	167%	166%	246%

See footnote summary on page 94.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)

Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accordance with the Fund’s change in net realized and unrealized gain (loss) on investment transactions for the period.

(d)	Amount is less than $.005.

(e)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	The expense ratios, excluding interest expense are:

	Year Ended October 31,
	2023	2022	2021	2020	2019

Class A

Net of waivers/reimbursements	.77%	.77%	.77%	.77%	.77%

Before waivers/reimbursements	.83%	.80%	.78%	.79%	.82%
Class C

Net of waivers/reimbursements	1.52%	1.52%	1.52%	1.52%	1.52%

Before waivers/reimbursements	1.58%	1.55%	1.53%	1.54%	1.57%
Advisor Class

Net of waivers/reimbursements	.52%	.52%	.52%	.52%	.52%

Before waivers/reimbursements	.58%	.55%	.53%	.54%	.57%
Class Z

Net of waivers/reimbursements	.51%	.49%	.47%	.46%	N/A

Before waivers/reimbursements	.52%	.49%	.47%	.46%	N/A

(g)	Commencement of distributions.

*	Includes the impact of proceeds received by the Fund in connection with a trade-error reimbursement from the Adviser, which enhanced performance by .04% for the year ended October 31, 2021.

**	The Fund accounts for dollar roll transactions as purchases and sales.

^	Annualized.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of AB Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Income Fund (the “Fund”) (one of the portfolios constituting AB Bond Fund, Inc. (the “Company”)), including the portfolio of investments, as of October 31, 2023, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting AB Bond Fund, Inc.) at October 31, 2023, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

December 28, 2023

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BOARD OF DIRECTORS

Garry L. Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1)

OFFICERS

Scott A. DiMaggio(2), Vice President

Gershon M. Distenfeld(2), Vice President

Fahd Malik(2), Vice President

Matthew S. Sheridan(2), Vice President

William Smith(2), Vice President

Nancy E. Hay, Secretary

Michael B. Reyes, Senior Vice President Stephen M. Woetzel, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

One Congress Street, Suite 1

Boston, MA 02114

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s U.S. Investment Grade: Core Fixed Income Investment Team. Messrs. DiMaggio, Distenfeld, Malik, Sheridan and Smith are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Onur Erzan,# 1345 Avenue of the Americas New York, NY 10105 47 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”), Head of Global Client Group and Head of Private Wealth. He oversees AB’s entire private wealth management business and third-party institutional and retail franchise, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. He is also a member of the Equitable Holdings Management Committee. Prior to joining the firm in January 2021, he spent over 19 years with McKinsey (management consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics, digital assets and capabilities) globally.	82	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS

Garry L. Moody,## Chairman of the Board 71 (2015)	Private Investor since prior to 2018. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He served as a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council from October 2019 through September 2023, where he also served as Chairman of the Governance Committee from October 2021 through September 2023. He is Chairman of the AB Funds and Chairman of the Independent Directors Committees since January 2023; he has served as a director or trustee since 2008, and served as Chairman of the Audit Committee of such funds from 2008 to February 2023.	82	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jorge A. Bermudez,## 72 (2020)	Private Investor since prior to 2018. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008; Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007; and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016; and Chair of the Audit Committee of the Board of Directors of Moody’s Corporation since December 2022. He has served as director or trustee of the AB Funds since January 2020.	82	Moody’s Corporation since April 2011

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Michael J. Downey,## 79 (2015)	Private Investor since prior to 2018. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2018 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005.	82	None

Nancy P. Jacklin,## 75 (2015)	Private Investor since prior to 2018. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and served as Chair of the Governance and Nominating Committees of the AB Funds from 2014 to August 2023.	82	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jeanette W. Loeb,## 71 (2020)	Private Investor since prior to 2018. Director of New York City Center since 2005. Formerly, Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to April 2023. She was a director of Apollo Investment Corp. (business development company) from August 2011 to July 2023 and a director of AB Multi-Manager Alternative Fund (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020 and serves as Chair of the Governance and Nominating Committees of the AB Funds since August 2023.	82	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Carol C. McMullen,## 68 (2016)	Private Investor and a member of the Advisory Board of Butcher Box (since 2018) and serves as Advisory Board Chair as of June 2023. Formerly, Managing Director of Slalom Consulting (consulting) from 2014 until July 2023; member, Mass General Brigham (formerly, Partners Healthcare) Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 to 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016 and serves as Chair of the Audit Committees of such funds since February 2023.	82	None

abfunds.com	AB INCOME FUND | 103

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Marshall C. Turner, Jr.,## 82 (2015)

Private Investor since prior to 2018. He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. Former Chairman and CEO of Dupont Photomasks, Inc. (semi-conductor manufacturing equipment) from 2003 through 2006. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the board of the George Lucas Educational Foundation. He has served as a director of one AB Fund since 1992, and director or trustee of all the AB Funds since 2005. He has served as both Chairman of the AB Funds and Chairman of the Independent Directors Committees from 2014 through December 2022.

		82	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal & Compliance Dept. Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Erzan is an “interested person” of the Fund, as defined in the 1940 Act, due to this position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

104 | AB INCOME FUND	abfunds.com

MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Onur Erzan 47	President and Chief Executive Officer	See biography above.

Scott A. DiMaggio 52	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2018. He is also co-Head of Fixed-Income.

Gershon M. Distenfeld 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2018. He is also co-Head of Fixed Income.

Fahd Malik 39	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2018.

Matthew S. Sheridan 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2018. He is also Director – US Multi-Sector Fixed Income.

William Smith 36	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2018. He is also Director of US High Yield Credit.

Nancy E. Hay 51	Secretary	Senior Vice President and Counsel of the Adviser**, with which she has been associated since prior to 2018 and Assistant Secretary of ABI**.

Michael B. Reyes 47	Senior Vice President	Vice President of the Adviser**, with which has been associated since prior to 2018.

Stephen M. Woetzel 52	Treasurer and Chief Financial Officer	Senior Vice President of ABIS**, with which he has been associated since prior to 2018.

Phyllis J. Clarke 62	Controller	Vice President of ABIS**, with which she has been associated since prior to 2018.

Jennifer Friedland 49	Chief Compliance Officer	Vice President of the Adviser** since 2020 and Mutual Fund Chief Compliance Officer (of all Funds since January 2023 and of the ETF Funds since 2022). Before joining the Adviser** in 2020, she was Chief Compliance Officer at WestEnd Advisors, LLC from prior to 2018 until 2019.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com for a free prospectus or SAI.

abfunds.com	AB INCOME FUND | 105

Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2023, which covered the period January 1, 2022 through December 31, 2022 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions

106 | AB INCOME FUND	abfunds.com

have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

abfunds.com	AB INCOME FUND | 107

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Income Fund (the “Fund”) at a meeting held in-person on August 1-2, 2023 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the

108 | AB INCOME FUND	abfunds.com

investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2021 and 2022 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised

abfunds.com	AB INCOME FUND | 109

by the Adviser in which the Fund invests, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Advisor Class shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Advisor Class shares against a broad-based securities market index, in each case for the 1-, 3-, 5-and 10-year periods ended May 31, 2023 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review and their discussion with the Adviser of the reasons for the Fund’s underperformance in the periods reviewed, the directors concluded that the Fund’s investment performance was acceptable. The directors determined to continue to monitor the Fund’s performance closely.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and noted that it was lower than the median. They also noted that the Adviser’s total rate of compensation, taking into account the impact of the administrative expense reimbursement paid to the Adviser in the latest fiscal year, was lower than the median.

The Adviser informed the directors that there were no institutional products managed by the Adviser that utilize investment strategies similar to those of the Fund.

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In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Advisor Class shares of the Fund in comparison to the medians for a peer group and a peer universe selected by the 15(c) service provider. The Advisor Class expense ratio of the Fund was based on the Fund’s latest fiscal year and reflected the impact of the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the medians. After reviewing and discussing the Adviser’s explanation for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels and that the Fund’s net assets were higher than a breakpoint level. Accordingly, the Fund’s current effective advisory fee rate reflected a reduction due to the breakpoint and would be further reduced to the extent the net assets of the Fund increase. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements were acceptable and provide a means for sharing any economies of scale.

abfunds.com	AB INCOME FUND | 111

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Disruptors ETF

High Yield ETF

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

US High Dividend ETF

US Low Volatility Equity ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

112 | AB INCOME FUND	abfunds.com

AB INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

IF-0151-1023

OCT    10.31.23

ANNUAL REPORT

AB MUNICIPAL BOND INFLATION STRATEGY

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Municipal Bond Inflation Strategy (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 1

ANNUAL REPORT

December 20, 2023

This report provides management’s discussion of fund performance for the AB Municipal Bond Inflation Strategy for the annual period ended October 31, 2023.

The Fund’s investment objective is to maximize real after-tax return for investors subject to federal income taxes, without undue risk to principal.

NAV RETURNS AS OF OCTOBER 31, 2023 (unaudited)

	6 Months	12 Months

AB MUNICIPAL BOND INFLATION STRATEGY

Class 1 Shares[1]	-1.95%	2.71%

Class 2 Shares[1]	-1.90%	2.81%

Class A Shares	-2.01%	2.60%

Class C Shares	-2.38%	1.83%

Advisor Class Shares[2]	-1.88%	2.85%

Bloomberg 1-10 Year TIPS Index	-2.72%	0.88%

1

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its benchmark, the Bloomberg 1-10 Year Treasury Inflation-Protected Securities (“TIPS”) Index, for the six- and 12-month periods ended October 31, 2023.

During both periods, all share classes of the Fund outperformed the benchmark, before sales charges. Municipal exposure, including an overweight to municipal credit, contributed, relative to the benchmark, for the 12-month period but detracted during the six-month period. Yield-curve positioning was the main contributor to performance during the six-month period. The use of Consumer Price Index (“CPI”) swaps underperformed taxable inflation-hedging alternatives during both periods.

During both periods, the Fund used derivatives in the form of interest rate swaps for hedging purposes, which had no material impact during the six-month period and added to performance over the 12-month period. Credit

2 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

default swaps were used for hedging and investment purposes, which had no material impact on performance. CPI swaps were used for hedging purposes, which detracted over both periods.

MARKET REVIEW AND INVESTMENT STRATEGY

For the 12-month period ending October 31, 2023, the yield on a 10-Year AAA municipal bond rose to 3.61% from 3.34% and the yield on the 10-Year US Treasury rose to 4.91% from 4.06%. After-tax spreads widened on the short end of the curve, while spreads compressed five-years and out. This indicated that municipals became cheaper relative to Treasuries on the short end, while becoming more expensive on the intermediate and long part. Performance was particularly strong for the first 10 months of this period. However, worries that the US Federal Reserve would continue its policy tightening stance longer than anticipated caused a sell-off in September and October, leading to a moderate return over the 12-month period.

The Fund’s Senior Investment Management Team (the “Team”) continues to focus on after-tax return by investing in municipal bonds that generate income exempt from federal income taxes. In seeking to manage volatility and interest-rate risk, the Team focuses on intermediate-term bonds and seeks to provide inflation protection by entering into inflation swap agreements or investing in other inflation-protected instruments.

The Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most bond insurers, insurance has less value than it did in the past. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of October 31, 2023, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity were 3.02% and 0.00%, respectively.

INVESTMENT POLICIES

The Fund seeks real after-tax return for investors subject to federal income taxes. Real return is the rate of return after adjusting for inflation. The Fund pursues its objective by investing principally in high-quality, predominantly investment-grade, municipal securities that pay interest exempt from federal taxation. As a fundamental policy, the

(continued on next page)

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 3

Fund will invest at least 80% of its net assets in municipal securities. These securities may be subject to the federal alternative minimum tax for some taxpayers.

The Fund will invest at least 80% of its total assets in fixed-income securities rated A or better or the equivalent by one or more nationally recognized statistical rating organizations (or deemed to be of comparable credit quality by the Adviser). The Fund may invest up to 20% of its total assets in below investment-grade fixed-income securities (“junk bonds”). If the rating of a fixed-income security falls below investment-grade, the Fund will not be obligated to sell the security and may continue to hold it if, in the Adviser’s opinion, the investment is appropriate under the circumstances.

The Fund may invest in fixed-income securities with any maturity and duration.

To provide inflation protection, the Fund will typically enter into inflation swaps. The Fund may use other inflation-indexed instruments. Payments to the Fund pursuant to swaps will result in taxable income, either ordinary income or capital gains, rather than income exempt from federal income taxation. It is expected that the Fund’s primary use of derivatives will be for the purpose of inflation protection.

The Fund may also invest in forward commitments; zero-coupon municipal securities and variable-, floating- and inverse-floating-rate municipal securities; certain types of mortgage-related securities; and derivatives, such as options, futures contracts, forwards and swaps.

The Fund may utilize leverage for investment purposes through the use of tender option bond (“TOB”) transactions. The Adviser considers the impact of TOB transactions, swaps and other derivatives in making its assessments of the Fund’s risks. The resulting exposures to markets, sectors, issuers or specific securities will be continuously monitored by the Adviser.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg 1-10 Year TIPS Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg 1-10 Year TIPS Index represents the performance of inflation-protected securities issued by the US Treasury. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, and the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund is vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. For example, the novel coronavirus (COVID-19) pandemic has significantly stressed the financial resources of many issuers of municipal securities, which could impair any such issuer’s ability to meet its financial obligations when due and adversely impact the value of its securities held by the Fund. As the full effects of the COVID-19 pandemic on state and local economies and on issuers of municipal securities are still

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 5

DISCLOSURES AND RISKS (continued)

uncertain, the financial difficulties of issuers of municipal securities may worsen, adversely affecting the performance of the Fund. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effect of potential central bank monetary policy, and government fiscal policy, initiatives and resulting market reactions to those initiatives.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

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DISCLOSURES AND RISKS (continued)

Leverage Risk: To the extent the Fund uses leveraging techniques, such as TOB transactions, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become more difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally go down.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. For Class 1 shares, go to www.bernstein.com and click on “Investments”, found in the footer, then “Mutual Fund Information—Mutual Fund Performance at a Glance.”

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 3.00% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Class 1 and 2 shares do not carry sales charges. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 7

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

10/31/2013 TO 10/31/2023

This chart illustrates the total value of an assumed $10,000 investment in AB Municipal Bond Inflation Strategy Class A shares (from 10/31/2013 to 10/31/2023) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 3.00% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

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HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2023 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]	Taxable Equivalent Yields[2]

CLASS 1 SHARES[3]			3.66%	5.63%

1 Year	2.71%	2.71%

5 Years	2.59%	2.59%

10 Years	1.90%	1.90%

CLASS 2 SHARES[3]			3.76%	5.78%

1 Year	2.81%	2.81%

5 Years	2.69%	2.69%

10 Years	2.01%	2.01%

CLASS A SHARES			3.37%	5.18%

1 Year	2.60%	-0.51%

5 Years	2.45%	1.83%

10 Years	1.75%	1.44%

CLASS C SHARES			2.72%	4.18%

1 Year	1.83%	0.83%

5 Years	1.68%	1.68%

10 Years[4]	1.00%	1.00%

ADVISOR CLASS SHARES[5]			3.73%	5.74%

1 Year	2.85%	2.85%

5 Years	2.71%	2.71%

10 Years	2.02%	2.02%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 0.64%, 0.55%, 0.82%, 1.58% and 0.58% for Class 1, Class 2, Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limited the Fund’s total annual operating expense ratios (excluding extraordinary expenses, interest expense, and acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest) to 0.60%, 0.50%, 0.75%, 1.50% and 0.50% for Class 1, Class 2, Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated prior to January 31, 2024, and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2023.

2	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

3

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements. These share classes do not carry front-end sales charges; therefore, their respective NAV and SEC returns are the same.

4	Assumes conversion of Class C shares into Class A shares after eight years.

(footnotes continued on next page)

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 9

HISTORICAL PERFORMANCE (continued)

5

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2023 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS 1 SHARES[1]

1 Year	4.72%

5 Years	2.45%

10 Years	2.00%

CLASS 2 SHARES[1]

1 Year	4.72%

5 Years	2.53%

10 Years	2.10%

CLASS A SHARES

1 Year	1.38%

5 Years	1.67%

10 Years	1.52%

CLASS C SHARES

1 Year	2.71%

5 Years	1.52%

10 Years[2]	1.08%

ADVISOR CLASS SHARES[3]

1 Year	4.75%

5 Years	2.54%

10 Years	2.11%

1

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements.

2	Assumes conversion of Class C shares into Class A shares after eight years.

3

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 11

EXPENSE EXAMPLE

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$979.90	$3.74	0.75%
Hypothetical**	$1,000	$1,021.42	$3.82	0.75%
Class C
Actual	$1,000	$976.20	$7.47	1.50%
Hypothetical**	$1,000	$1,017.64	$7.63	1.50%
Advisor Class
Actual	$1,000	$981.20	$2.50	0.50%
Hypothetical**	$1,000	$1,022.68	$2.55	0.50%
Class 1
Actual	$1,000	$980.50	$3.00	0.60%
Hypothetical**	$1,000	$1,022.18	$3.06	0.60%
Class 2
Actual	$1,000	$981.00	$2.50	0.50%
Hypothetical**	$1,000	$1,022.68	$2.55	0.50%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 13

PORTFOLIO SUMMARY

October 31, 2023 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,578.3

1

The Fund’s quality rating breakdown is expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc.(“Moody’s”) and Fitch Ratings, Ltd.(“Fitch”). The Fund considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

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PORTFOLIO OF INVESTMENTS

October 31, 2023

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 94.9%
Long-Term Municipal Bonds – 94.9%
Alabama – 4.0%
Alabama Special Care Facilities Financing Authority-Birmingham AL (Children’s Hospital of Alabama Obligated Group (The)) Series 2015 5.00%, 06/01/2028	$3,905	$3,934,542
Black Belt Energy Gas District (Goldman Sachs Group, Inc. (The)) Series 2023-A 5.25%, 01/01/2054	1,830	1,831,864
Series 2023-D 5.401% (SOFR + 1.85%), 06/01/2049(a)	2,500	2,494,147
Series 2021 4.00%, 10/01/2052	4,000	3,852,807
Black Belt Energy Gas District (Royal Bank of Canada) Series 2021 4.00%, 06/01/2051	21,155	19,459,820
Series 2022-D 4.00%, 07/01/2052	2,555	2,464,038
Infirmary Health System Special Care Facilities Financing Authority of Mobile (Infirmary Health System Obligated Group) Series 2016 5.00%, 02/01/2025	2,110	2,119,464
Series 2021 4.00%, 02/01/2039	1,675	1,408,128
Southeast Energy Authority A Cooperative District (Goldman Sachs Group, Inc. (The)) Series 2022-B 5.00%, 05/01/2053	1,000	990,302
Southeast Energy Authority A Cooperative District (Morgan Stanley) Series 2021-B 4.00%, 12/01/2051	18,485	16,855,307
Southeast Energy Authority A Cooperative District (Royal Bank of Canada) Series 2023-B 5.00%, 01/01/2054	2,000	1,986,493

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 15

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Southeast Energy Authority A Cooperative District (Sumitomo Mitsui Financial Group, Inc.) Series 2023-A 5.25%, 01/01/2054	$3,000	$2,989,412
Sumter County Industrial Development Authority/AL (Enviva, Inc.) Series 2022 6.00%, 07/15/2052	3,770	2,544,569

		62,930,893

Alaska – 0.2%
Alaska Housing Finance Corp. (Pre-refunded – Others) Series 2023 4.39%, 07/01/2026(b)	4,000	3,981,314

American Samoa – 0.1%
American Samoa Economic Development Authority (Territory of American Samoa) Series 2015-A 6.625%, 09/01/2035	1,335	1,366,077
Series 2018 6.50%, 09/01/2028(b)	295	303,638
7.125%, 09/01/2038(b)	280	293,391

		1,963,106

Arizona – 1.8%
Arizona Industrial Development Authority (Equitable School Revolving Fund LLC Obligated Group) Series 2020 4.00%, 11/01/2030	935	901,206
5.00%, 11/01/2031	800	822,922
5.00%, 11/01/2032	650	668,150
5.00%, 11/01/2033	900	923,458
Arizona Industrial Development Authority (KIPP NYC Public Charter Schools) Series 2021-B 4.00%, 07/01/2041	500	412,091
Arizona Industrial Development Authority (Legacy Cares, Inc.) Series 2020 6.50%, 07/01/2026(c)(d)(e)	1,000	60,000
6.75%, 07/01/2030(c)(d)(e)	1,000	60,000

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Arizona Industrial Development Authority (Phoenix Children’s Hospital Obligated Group) Series 2021 4.00%, 02/01/2039	$1,800	$1,539,097
5.00%, 02/01/2026	1,200	1,223,297
Chandler Industrial Development Authority (Intel Corp.) Series 2022 5.00%, 09/01/2052	5,000	5,035,525
City of Glendale AZ (City of Glendale AZ COP) Series 2021 2.542%, 07/01/2033	4,000	3,008,288
City of Phoenix Civic Improvement Corp. (Phoenix Sky Harbor International Airport) Series 2017-A 5.00%, 07/01/2029	3,945	4,015,172
City of Tempe AZ (City of Tempe AZ COP) Series 2021 1.951%, 07/01/2031	2,400	1,831,083
Industrial Development Authority of the County of Pima (The) (La Posada at Park Centre, Inc. Obligated Group) Series 2022 5.125%, 11/15/2029(b)	2,000	1,934,979
State of Arizona Lottery Revenue (Pre-refunded – US Treasuries) Series 2019 5.00%, 07/01/2028	5,000	5,289,028

		27,724,296

Arkansas – 0.1%
Arkansas Development Finance Authority (Hybar LLC) Series 2023 12.00%, 07/01/2048(b)	1,000	1,007,407
City of Fayetteville AR Sales & Use Tax Revenue Series 2022 2.875%, 11/01/2032	1,000	937,110

		1,944,517

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 17

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

California – 9.5%
ARC70 II TRUST Series 2023 4.84%, 04/01/2065(e)(h)	$5,000	$4,791,635
California Community Choice Financing Authority (American International Group, Inc.) Series 2023-D 5.50%, 05/01/2054	2,000	2,045,383
California Community Choice Financing Authority (Deutsche Bank AG) Series 2023 5.25%, 01/01/2054	4,925	4,818,393
California Community Housing Agency (California Community Housing Agency Brio Apartments & Next on Lex Apartments) Series 2021-A 4.00%, 08/01/2047(b)	3,315	2,346,951
California Community Housing Agency (California Community Housing Agency Fountains at Emerald Park) Series 2021 4.00%, 08/01/2046(b)	995	732,525
California Infrastructure & Economic Development Bank (DesertXpress Enterprises LLC) Series 2023 3.65%, 01/01/2050(b)	9,040	8,989,447
California Pollution Control Financing Authority (Rialto Bioenergy Facility LLC) Series 2019 7.50%, 12/01/2040(b)(c)(d)	250	132,500
California State Public Works Board (State of California Department of Corrections & Rehabilitation Lease) Series 2018 5.00%, 05/01/2029	2,995	3,163,578
California State University Series 2021-B 2.374%, 11/01/2035	1,000	699,572
City of Los Angeles CA Series 2023 5.00%, 06/27/2024	9,000	9,075,971

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

City of Los Angeles Department of Airports Series 2019 5.00%, 05/15/2027	$1,410	$1,433,499
Series 2021 5.00%, 05/15/2035	4,000	4,078,649
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority 777 Place-Pomona) Series 2021 3.60%, 05/01/2047(b)	6,500	4,697,722
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Acacia on Santa Rosa Creek) Series 2021 4.00%, 10/01/2046(b)	2,000	1,373,755
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Altana Apartments) Series 2021 3.50%, 10/01/2046(b)	2,000	1,368,273
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Jefferson Platinum Triangle Apartments) Series 2021-A2 3.125%, 08/01/2056(b)	1,500	916,003
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Millennium South Bay-Hawthorne) Series 2021 3.375%, 07/01/2043(b)	3,200	2,339,056
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Theo Apartments) Series 2021 3.50%, 05/01/2047(b)	2,300	1,637,543
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Union South Bay) Series 2021-A 3.10%, 07/01/2045(b)	1,000	683,609
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Vineyard Gardens Apartments) Series 2021 4.00%, 10/01/2048(b)	2,000	1,283,569

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 19

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Sacramento County Water Financing Authority (Sacramento County Water Agency) NATL Series 2007-B 4.37% (LIBOR 3 Month + 0.57%), 06/01/2039(a)	$5,000	$4,099,772
San Diego County Regional Airport Authority Series 2021-B 4.00%, 07/01/2035	3,100	2,900,307
4.00%, 07/01/2036	8,395	7,686,706
4.00%, 07/01/2039	7,075	6,174,253
4.00%, 07/01/2040	8,655	7,460,033
4.00%, 07/01/2041	3,325	2,830,556
5.00%, 07/01/2030	2,785	2,861,246
San Francisco Intl Airport Series 2019-H 5.00%, 05/01/2025	5,480	5,537,036
Series 2021-A 5.00%, 05/01/2031	3,275	3,352,268
5.00%, 05/01/2036	5,960	6,016,735
Series 2023-E 5.50%, 05/01/2040(f)	5,000	5,173,907
San Joaquin Hills Transportation Corridor Agency Series 2021 5.00%, 01/15/2033	5,000	5,266,999
State of California Series 2021 4.00%, 12/01/2024	2,655	2,666,284
4.00%, 10/01/2034	2,690	2,698,156
4.00%, 10/01/2035	2,935	2,911,312
5.00%, 10/01/2024	3,590	3,636,294
Series 2023 5.00%, 09/01/2037	10,000	10,765,724
5.10%, 03/01/2029	1,200	1,188,136
University of California Series 2022-S 5.00%, 05/15/2024	6,000	6,042,463
5.00%, 05/15/2025	4,000	4,082,058

		149,957,878

Colorado – 3.1%
Arapahoe County School District No. 5 Cherry Creek (Arapahoe County School District No. 5 Cherry Creek COP) Series 2022 4.00%, 12/15/2038	2,655	2,408,263

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Centerra Metropolitan District No. 1 Series 2017 5.00%, 12/01/2029(b)	$1,510	$1,446,529
City & County of Denver CO Airport System Revenue 5.00%, 11/15/2031	7,910	8,121,547
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2018-A 5.00%, 12/01/2026	1,700	1,726,274
5.00%, 12/01/2028	2,090	2,132,060
5.00%, 12/01/2029	6,555	6,667,680
Colorado Health Facilities Authority (AdventHealth Obligated Group) Series 2021 5.00%, 11/15/2041	2,600	2,615,185
Series 2023 5.00%, 11/15/2058	5,280	5,482,015
Colorado Health Facilities Authority (CommonSpirit Health) Series 2019-A 5.00%, 08/01/2030	1,015	1,040,817
5.00%, 08/01/2032	640	654,559
5.00%, 08/01/2033	750	764,455
Colorado Health Facilities Authority (Intermountain Healthcare Obligated Group) Series 2019-B 4.00%, 01/01/2040	1,445	1,282,040
Colorado Health Facilities Authority (Sanford Obligated Group) Series 2019-A 5.00%, 11/01/2033	1,525	1,571,090
E-470 Public Highway Authority Series 2021-B 3.908% (SOFR + 0.35%), 09/01/2039(a)	2,000	1,990,861
Johnstown Plaza Metropolitan District Series 2022 4.25%, 12/01/2046	1,952	1,429,883
Platte River Metropolitan District Series 2023-A 6.50%, 08/01/2053(b)(f)	365	341,814
State of Colorado (State of Colorado COP) Series 2022 6.00%, 12/15/2041	6,000	6,668,177

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 21

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Sterling Ranch Community Authority Board (Sterling Ranch Colorado Metropolitan District No. 2) Series 2020-A 3.75%, 12/01/2040	$1,050	$825,372
Sterling Ranch Community Authority Board (Sterling Ranch Metropolitan District No. 3) Series 2022 6.50%, 12/01/2042	1,000	974,370
Vauxmont Metropolitan District AGM Series 2019 5.00%, 12/15/2024	260	262,504

		48,405,495

Connecticut – 2.5%
City of New Haven CT Series 2018-A 5.50%, 08/01/2035	1,920	1,988,124
Connecticut State Health & Educational Facilities Authority (Stamford Hospital Obligated Group (The)) Series 2022 4.00%, 07/01/2040	1,500	1,276,501
Connecticut State Health & Educational Facilities Authority (Yale University) Series 2022 1.10%, 07/01/2049	8,000	7,660,841
Series 2023-A 2.80%, 07/01/2048	7,710	7,434,159
State of Connecticut Series 2014-A 5.00%, 03/01/2028	2,230	2,235,107
Series 2014-F 5.00%, 11/15/2026	1,275	1,287,547
Series 2015-B 5.00%, 06/15/2025	4,310	4,388,109
5.00%, 06/15/2028	2,840	2,882,580
Series 2016-A 5.00%, 03/15/2032	2,160	2,204,416
Series 2018-B 5.00%, 04/15/2028	1,440	1,515,748
State of Connecticut Special Tax Revenue Series 2020 5.00%, 05/01/2038	3,040	3,144,194

22 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2023-A 5.25%, 07/01/2042(f)	$3,000	$3,166,070

		39,183,396

District of Columbia – 2.1%
District of Columbia (District of Columbia International School Obligated Group) Series 2019 5.00%, 07/01/2039	2,400	2,253,916
District of Columbia (Plenary Infrastructure DC LLC State Lease) Series 2022 5.00%, 08/31/2029	4,765	4,885,474
5.00%, 08/31/2030	5,025	5,159,330
5.00%, 02/29/2032	5,475	5,610,055
Metropolitan Washington Airports Authority Aviation Revenue Series 2018-A 5.00%, 10/01/2025	5,500	5,552,026
5.00%, 10/01/2026	3,065	3,113,922
Series 2021-A 4.00%, 10/01/2038	2,500	2,198,890
5.00%, 10/01/2036	1,695	1,697,298
Washington Metropolitan Area Transit Authority Dedicated Revenue (Washington Metropolitan Area Transit Authority Dedicated Revenue Lease) Series 2023 5.00%, 07/15/2040	2,540	2,632,101

		33,103,012

Florida – 3.9%
Align Affordable Housing Bond Fund LP (SHI – Lake Worth LLC) Series 2021 3.25%, 12/01/2051(b)	2,500	2,059,190
Capital Trust Agency, Inc. (Franklin Academy Series 2020 Obligated Group) Series 2020 4.00%, 12/15/2025(b)	300	288,633
City of Palmetto FL (Renaissance Arts and Education Inc) Series 2022 5.125%, 06/01/2042	2,400	2,258,056

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 23

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

City of South Miami Health Facilities Authority, Inc. (Baptist Health South Florida Obligated Group) Series 2017 5.00%, 08/15/2025	$4,500	$4,558,791
County of Broward FL Airport System Revenue Series 2019-C 2.384%, 10/01/2026	2,600	2,391,151
County of Miami-Dade FL (County of Miami-Dade FL Non-Ad Valorem) Series 2015-A 5.00%, 06/01/2024	5,000	5,026,277
5.00%, 06/01/2026	2,885	2,905,792
5.00%, 06/01/2027	4,515	4,542,684
County of Osceola FL Transportation Revenue Series 2020-A Zero Coupon, 10/01/2030	115	80,621
Zero Coupon, 10/01/2031	140	93,082
Zero Coupon, 10/01/2032	100	62,964
Zero Coupon, 10/01/2033	115	68,732
Zero Coupon, 10/01/2034	125	70,317
County of Pasco FL (H Lee Moffitt Cancer Center & Research Institute Obligated Group) Series 2023 5.00%, 07/01/2030(b)	8,000	8,081,382
Florida Development Finance Corp. (Mater Academy, Inc.) Series 2022-A 4.00%, 06/15/2042	2,000	1,616,352
Florida Municipal Power Agency (Florida Municipal Power Agency All-Requirements Power Supply Project Revenue) Series 2021 1.425%, 10/01/2026	500	446,449
Greater Orlando Aviation Authority Series 2017-A 5.00%, 10/01/2033	4,000	4,008,314
Greater Orlando Aviation Authority (Pre-refunded – US Treasuries) Series 2017-A 5.00%, 10/01/2029	4,420	4,559,373

24 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Hillsborough County Aviation Authority (Hillsborough County Aviation Authority) Series 2015-A 5.00%, 10/01/2044	$10,000	$10,053,687
Orange County Health Facilities Authority (Presbyterian Retirement Communities, Inc. Obligated Group) Series 2023 4.00%, 08/01/2036	1,000	865,949
Polk County Industrial Development Authority (Mineral Development LLC) Series 2020 5.875%, 01/01/2033(b)	1,000	957,912
Village Community Development District No. 13 (Village Community Development District No. 13 Phase I Series 2019 Special Assmnts) Series 2019 3.55%, 05/01/2039	4,160	3,243,978
Village Community Development District No. 14 Series 2022 5.50%, 05/01/2053	2,720	2,594,444

		60,834,130

Georgia – 3.2%
Augusta Development Authority (WellStar Health System Obligated Group) Series 2018 5.00%, 07/01/2034	4,490	4,532,246
City of Atlanta GA Department of Aviation Series 2022-B 5.00%, 07/01/2038	3,440	3,387,812
5.00%, 07/01/2042	6,830	6,618,066
Cobb County Kennestone Hospital Authority (WellStar Health System Obligated Group) Series 2021 5.00%, 04/01/2025	1,650	1,665,923
Main Street Natural Gas, Inc. (Citadel LP) Series 2022-C 4.00%, 08/01/2052(b)	5,000	4,656,055
Main Street Natural Gas, Inc. (Citigroup, Inc.) Series 2022-A 4.00%, 09/01/2052	2,075	1,929,168

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 25

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Main Street Natural Gas, Inc. (Pre-refunded – US Treasuries) Series 2018-C 4.00%, 08/01/2048	$6,850	$6,849,234
Main Street Natural Gas, Inc. (Royal Bank of Canada) Series 2023-B 5.00%, 07/01/2053	8,000	7,947,477
Main Street Natural Gas, Inc. (Toronto-Dominion Bank (The)) Series 2019-B 4.00%, 08/01/2049	2,000	1,980,762
Private Colleges & Universities Authority (Emory University) Series 2023 5.00%, 09/01/2033(b)	10,000	10,565,002

		50,131,745

Guam – 0.1%
Territory of Guam Series 2019 5.00%, 11/15/2031	125	123,470
Territory of Guam (Territory of Guam Business Privilege Tax) Series 2015-D 5.00%, 11/15/2025	865	862,646
Series 2021-F 5.00%, 01/01/2028	500	504,320

		1,490,436

Illinois – 4.7%
Chicago Board of Education Series 2018-A 5.00%, 12/01/2027	1,200	1,203,461
Series 2019-B 5.00%, 12/01/2030	135	133,333
5.00%, 12/01/2031	265	261,013
5.00%, 12/01/2033	100	97,905
Series 2023 5.25%, 04/01/2033	1,375	1,436,183
5.25%, 04/01/2040	1,720	1,674,034
Chicago Housing Authority Series 2018-A 5.00%, 01/01/2034	2,500	2,553,504
5.00%, 01/01/2037	5,260	5,297,813
5.00%, 01/01/2038	1,000	1,001,599

26 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Chicago O’Hare International Airport Series 2015-B 5.00%, 01/01/2029	$5,000	$4,996,681
Series 2016-C 5.00%, 01/01/2033	5,000	5,042,316
Series 2018-A 5.00%, 01/01/2037	1,000	979,730
Series 2022 4.00%, 01/01/2042	2,000	1,747,265
5.00%, 01/01/2028	680	689,720
5.00%, 01/01/2031	600	613,681
5.00%, 01/01/2042	3,850	3,732,452
Illinois Finance Authority (Ascension Health Credit Group) Series 2016-C 5.00%, 02/15/2024	1,630	1,633,559
Illinois Finance Authority (Illinois Institute of Technology) Series 2019 5.00%, 09/01/2026	100	97,982
5.00%, 09/01/2027	100	97,681
5.00%, 09/01/2029	100	96,561
5.00%, 09/01/2033	200	187,410
5.00%, 09/01/2034	100	92,562
Illinois Finance Authority (Washington and Jane Smith Community – Orland Park) Series 2022 4.00%, 10/15/2040	9,375	6,855,853
Illinois Housing Development Authority Series 2022 5.67%, 12/01/2025(b)	1,250	1,244,819
7.17%, 11/01/2038	125	119,385
Illinois State Toll Highway Authority Series 2021-A 5.00%, 01/01/2041	14,805	15,008,166
5.00%, 01/01/2043	6,700	6,781,301
State of Illinois Series 2014 5.00%, 05/01/2030	3,810	3,768,427
Series 2022-A 5.50%, 03/01/2042	2,945	2,993,184
Series 2022-B 5.25%, 10/01/2037	3,000	3,057,166

		73,494,746

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 27

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Indiana – 2.3%
City of Fort Wayne IN 10.75%, 12/01/2029(c)(d)	$87	$9
City of Whiting IN (BP Products North America, Inc.) Series 2023 4.40%, 11/01/2045	5,000	4,755,693
Indiana Finance Authority (Brightmark Plastics Renewal Indiana LLC) Series 2019 7.00%, 03/01/2039(e)	2,305	1,606,591
Indiana Finance Authority (CWA Authority, Inc.) Series 2024 5.00%, 10/01/2033(f)	2,000	2,065,683
Indiana Finance Authority (Duke Energy Indiana LLC) Series 2022 3.75%, 03/01/2031	5,750	5,595,433
4.50%, 05/01/2035	7,555	7,289,163
Indiana Finance Authority (Good Samaritan Hospital Obligated Group) Series 2022 4.00%, 04/01/2035	1,210	1,026,621
Indiana Finance Authority (Greencroft Goshen Obligated Group) Series 2023-2 4.00%, 11/15/2037	1,000	777,517
Indiana Finance Authority (Indiana University Health, Inc. Obligated Group) Series 2021 0.70%, 12/01/2046	7,150	6,474,795
Indiana Finance Authority (Ohio Valley Electric Corp.) Series 2021-B 2.50%, 11/01/2030	495	422,153
Indiana Finance Authority (University of Evansville) Series 2022 5.25%, 09/01/2037	5,000	4,603,067
Indianapolis Local Public Improvement Bond Bank Series 2023 5.00%, 02/01/2043	1,030	1,049,663

		35,666,388

28 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Iowa – 1.5%
Iowa Finance Authority Series 2022-E 4.51% (SOFR + 0.80%), 01/01/2052(a)	$8,000	$7,900,368
Iowa Higher Education Loan Authority (Simpson College) Series 2020 5.25%, 11/01/2040	2,275	1,951,514
Iowa Tobacco Settlement Authority Series 2021-A 4.00%, 06/01/2034	500	481,711
4.00%, 06/01/2035	515	491,670
4.00%, 06/01/2037	1,000	925,447
4.00%, 06/01/2038	1,000	910,798
4.00%, 06/01/2040	500	446,006
5.00%, 06/01/2031	900	934,719
PEFA, Inc. (Goldman Sachs Group, Inc. (The)) Series 2019 5.00%, 09/01/2049	9,300	9,236,634

		23,278,867

Kansas – 0.0%
Kansas Development Finance Authority (Pre-refunded – US Treasuries) Series 2021 5.00%, 11/15/2054	720	756,598

Kentucky – 1.7%
City of Ashland KY (Ashland Hospital Corp. Obligated Group) Series 2019 5.00%, 02/01/2026	180	181,034
5.00%, 02/01/2027	195	197,053
5.00%, 02/01/2030	125	127,160
5.00%, 02/01/2031	150	149,609
Kentucky Public Energy Authority (BP PLC) Series 2020-A 4.00%, 12/01/2050	7,260	7,061,355
Kentucky Public Energy Authority (Morgan Stanley) Series 2018-C 4.228% (CPI + 1.05%), 12/01/2049(a)	20,000	19,763,238

		27,479,449

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 29

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Louisiana – 1.0%
City of New Orleans LA Series 2021-A 5.00%, 12/01/2030	$1,910	$2,014,554
5.00%, 12/01/2035	2,680	2,772,310
Jefferson Sales Tax District AGM Series 2017-B 5.00%, 12/01/2034	1,800	1,842,981
Louisiana Local Government Environmental Facilities & Community Development Auth (Louisiana Utilities Restoration Corp ELL System Restoration Revenue) Series 2023 5.081%, 06/01/2031	3,000	2,957,316
Parish of St. James LA (NuStar Logistics LP) Series 2020 5.85%, 08/01/2041(b)	340	343,706
6.10%, 06/01/2038(b)	455	474,456
6.10%, 12/01/2040(b)	390	406,684
State of Louisiana Gasoline & Fuels Tax Revenue Series 2022-A 4.217% (SOFR + 0.50%), 05/01/2043(a)	4,920	4,803,186

		15,615,193

Maryland – 1.5%
County of Montgomery MD Series 2019-A 5.00%, 11/01/2026	5,925	6,151,514
Maryland Health & Higher Educational Facilities Authority (Stevenson University, Inc.) Series 2021 4.00%, 06/01/2039	500	434,152
State of Maryland Series 2017-B 5.00%, 08/01/2024	5,790	5,842,558
Series 2022-C 5.00%, 03/01/2026	11,500	11,836,227

		24,264,451

Massachusetts – 1.4%
Commonwealth of Massachusetts Series 2014-C 5.00%, 08/01/2024	7,000	7,065,090
Series 2020-B 5.00%, 07/01/2024	7,380	7,440,796

30 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Massachusetts Port Authority Series 2021-E 5.00%, 07/01/2037	$2,250	$2,253,529
5.00%, 07/01/2039	5,000	4,947,501

		21,706,916

Michigan – 1.3%
City of Detroit MI Series 2018 5.00%, 04/01/2035	750	744,033
5.00%, 04/01/2036	305	299,328
City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System Revenue) AGM Series 2006-D 4.39% (LIBOR 3 Month + 0.60%), 07/01/2032(a)	2,605	2,418,296
Michigan Finance Authority (City of Detroit MI) Series 2016-C 5.00%, 04/01/2026	1,000	1,022,059
5.00%, 04/01/2027	1,735	1,775,232
Michigan Finance Authority (Great Lakes Water Authority Water Supply System Revenue) AGM Series 2014-D2 5.00%, 07/01/2024	10,545	10,588,452
Michigan Finance Authority (Henry Ford Health System Obligated Group) Series 2016 5.00%, 11/15/2031	1,785	1,800,015
Michigan Finance Authority (Michigan Finance Authority Drinking Water Revolving Fund) Series 2021 5.00%, 10/01/2026	1,250	1,292,751
Michigan Finance Authority (Michigan Finance Authority Tobacco Settlement Revenue) Series 2020-A 3.267%, 06/01/2039	1,000	856,179

		20,796,345

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 31

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Minnesota – 0.6%
Dakota County Community Development Agency (Rosemont AH I LLLP) Series 2023 5.30%, 07/01/2028(b)	$370	$364,214
5.66%, 07/01/2041(b)	1,000	916,345
Minneapolis-St Paul Metropolitan Airports Commission Series 2022-B 4.00%, 01/01/2038	4,250	3,739,896
5.00%, 01/01/2039	2,105	2,050,836
State of Minnesota Series 2022-B 5.00%, 08/01/2024	2,000	2,018,007

		9,089,298

Mississippi – 0.1%
Mississippi Development Bank (Magnolia Regional Health Center) Series 2021 5.00%, 10/01/2033(b)	1,000	962,892

Missouri – 0.9%
Health & Educational Facilities Authority of the State of Missouri (BJC Healthcare Obligated Group) Series 2021-B 4.00%, 05/01/2051	11,975	11,884,249
Howard Bend Levee District XLCA Series 2005 5.75%, 03/01/2025	135	135,222
5.75%, 03/01/2027	120	119,790
Lee’s Summit Industrial Development Authority (John Knox Village Obligated Group) Series 2016-A 5.00%, 08/15/2036	1,675	1,445,790

		13,585,051

Montana – 0.2%
Montana Facility Finance Authority (Benefis Health System Obligated Group) Series 2016 5.00%, 02/15/2031	1,925	1,930,385
5.00%, 02/15/2033	1,350	1,352,776

		3,283,161

32 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Nebraska – 1.5%
Central Plains Energy Project (Bank of Montreal) Series 2023-A 5.00%, 05/01/2054	$2,000	$1,989,629
Central Plains Energy Project (Pre-refunded – US Treasuries) Series 2018 5.00%, 03/01/2050	15,000	15,045,822
Central Plains Energy Project (Royal Bank of Canada) Series 2019 4.00%, 12/01/2049	6,115	6,015,578

		23,051,029

Nevada – 2.4%
Clark County School District Series 2021-A 4.00%, 06/15/2034	10,085	9,566,305
5.00%, 06/15/2027	3,500	3,628,804
Series 2021-B 5.00%, 06/15/2027	5,170	5,360,262
Las Vegas Valley Water District Series 2022-A 4.00%, 06/01/2036	5,000	4,797,494
4.00%, 06/01/2037	6,350	5,979,526
State of Nevada Department of Business & Industry (DesertXpress Enterprises LLC) Series 2023 3.70%, 01/01/2050(b)	1,010	1,004,472
8.125%, 01/01/2050(b)	1,630	1,635,175
Tahoe-Douglas Visitors Authority Series 2020 4.00%, 07/01/2027	1,200	1,154,550
5.00%, 07/01/2029	2,625	2,597,252
5.00%, 07/01/2032	2,035	1,994,376
5.00%, 07/01/2035	805	777,064

		38,495,280

New Jersey – 4.7%
Federal Home Loan Mortgage Corp. Enhanced Receipt (FCR 2019-B) Series 2019-B, Class 1 3.87%, 11/15/2035	12,363	10,258,021

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 33

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Jersey Economic Development Authority (New Jersey-American Water Co., Inc.) Series 2023 3.75%, 11/01/2034	$2,000	$1,879,624
New Jersey Economic Development Authority (Pre-refunded – US Treasuries) Series 2014-P 5.00%, 06/15/2029	1,150	1,156,854
New Jersey Educational Facilities Authority (Ramapo College of New Jersey) AGM Series 2022-A 4.00%, 07/01/2039	550	472,191
4.00%, 07/01/2040	750	638,815
4.00%, 07/01/2041	835	709,246
5.00%, 07/01/2034	845	897,572
5.00%, 07/01/2035	400	423,193
5.00%, 07/01/2036	600	629,269
5.00%, 07/01/2037	600	620,244
5.00%, 07/01/2038	745	765,032
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 06/15/2029	4,390	4,466,482
Series 2018-A 5.00%, 06/15/2028	4,170	4,245,714
5.00%, 06/15/2029	17,500	17,804,883
5.00%, 06/15/2030	1,500	1,524,298
5.00%, 06/15/2031	3,000	3,044,896
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2014-C 5.25%, 06/15/2032	2,960	2,977,383
Series 2020-A 5.00%, 06/15/2036	1,140	1,174,867
New Jersey Turnpike Authority Series 2014-A 5.00%, 01/01/2028	4,785	4,804,323
Series 2017-A 5.00%, 01/01/2033	7,300	7,437,328
Series 2021-B 0.897%, 01/01/2025	1,000	948,522
1.713%, 01/01/2029	1,350	1,136,458

34 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Tobacco Settlement Financing Corp./NJ Series 2018-A 5.00%, 06/01/2030	$4,750	$4,898,846
Series 2018-B 5.00%, 06/01/2046	2,260	2,095,511

		75,009,572

New Mexico – 0.1%
State of New Mexico Severance Tax Permanent Fund Series 2022-A 5.00%, 07/01/2031	1,000	1,084,258
Winrock Town Center Tax Increment Development District No. 1 Series 2022 4.00%, 05/01/2033(b)	1,035	869,345

		1,953,603

New York – 10.2%
City of New York NY Series 2020-A 5.00%, 08/01/2026	3,940	4,066,929
Series 2021 1.396%, 08/01/2027	3,120	2,697,157
Series 2021-A 4.00%, 08/01/2041	2,000	1,762,382
Series 2021-F 5.00%, 06/01/2044(g)	2,500	2,532,070
County of Nassau NY Series 2022-A 4.00%, 04/01/2042	2,205	1,950,252
Metropolitan Transportation Authority Series 2016-A 5.00%, 11/15/2024	1,130	1,136,166
Series 2016-B 5.00%, 11/15/2027	1,370	1,390,315
Series 2017-B 5.00%, 11/15/2023	1,110	1,110,162
5.00%, 11/15/2025	1,935	1,960,100
5.00%, 11/15/2026	555	566,025
Series 2017-C 5.00%, 11/15/2026	1,275	1,300,128
5.00%, 11/15/2027	1,745	1,786,142
5.00%, 11/15/2028	1,000	1,022,036
Series 2020-A 5.00%, 11/15/2045	5,120	5,219,805
Series 2020-E 4.00%, 11/15/2026	1,000	988,423
5.00%, 11/15/2028	4,000	4,095,080

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 35

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2021-D 3.888% (SOFR + 0.33%), 11/01/2035(a)	$1,855	$1,850,395
Metropolitan Transportation Authority (Pre-refunded – US Treasuries) Series 2013-E 5.00%, 11/15/2025	3,510	3,511,380
New York City Municipal Water Finance Authority Series 2023 5.00%, 06/15/2034	2,000	2,221,174
New York Liberty Development Corp. (3 World Trade Center LLC) Series 2014 5.375%, 11/15/2040(b)	200	184,764
New York State Dormitory Authority (New York State Sales Tax) Series 2028-C 5.00%, 03/15/2040	2,000	2,023,886
New York State Dormitory Authority (Pre-refunded – US Treasuries) Series 2014-A 5.00%, 02/15/2028	6,565	6,587,966
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2021 2.202%, 03/15/2034	2,000	1,467,694
2.252%, 03/15/2032	2,000	1,559,893
Series 2021-A 4.00%, 03/15/2039	1,000	899,455
Series 2022-A 4.00%, 03/15/2039	2,000	1,798,910
New York State Environmental Facilities Corp. (State of New York SRF) Series 2021 4.00%, 08/15/2038	800	742,632
New York State Thruway Authority (State of New York Pers Income Tax) Series 2021-A 5.00%, 03/15/2025	2,225	2,257,878
Series 2022-A 5.00%, 03/15/2030	21,850	23,349,194
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2022 5.00%, 09/15/2029	37,115	39,452,796

36 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New York Transportation Development Corp. (JFK International Air Terminal LLC) Series 2022 5.00%, 12/01/2042	$1,610	$1,518,725
New York Transportation Development Corp. (Laguardia Gateway Partners LLC) Series 2016-A 5.00%, 07/01/2046	345	317,280
Port Authority of New York & New Jersey Series 2021-2 5.00%, 07/15/2028	1,025	1,047,368
Suffolk Tobacco Asset Securitization Corp. Series 2021 5.00%, 06/01/2028	2,265	2,345,442
5.00%, 06/01/2032	2,245	2,335,954
Triborough Bridge & Tunnel Authority (Metropolitan Transportation Authority Payroll Mobility Tax Revenue) Series 2021 5.00%, 05/15/2050	4,740	4,818,835
Series 2021-A 2.00%, 05/15/2045	2,945	2,741,609
2.591%, 05/15/2036	2,000	1,430,467
2.917%, 05/15/2040	1,000	672,743
Series 2022-A 5.00%, 08/15/2024	16,500	16,629,726
Series 2022-E 4.608% (SOFR + 1.05%), 04/01/2026(a)	6,000	5,921,174

		161,270,512

North Carolina – 0.5%
Fayetteville State University Series 2023 5.00%, 04/01/2032(b)	655	681,024
State of North Carolina (State of North Carolina Fed Hwy Grant) Series 2015 5.00%, 03/01/2026	6,710	6,782,956

		7,463,980

North Dakota – 0.0%
County of Grand Forks ND (Red River Biorefinery LLC) Series 2021 6.625%, 12/15/2031(c)(d)(e)	425	85,000
7.00%, 12/15/2043(c)(d)(e)	440	88,000

		173,000

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 37

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Ohio – 2.4%
American Municipal Power, Inc. (American Municipal Power Combined Hydroelectric Revenue) Series 2016-A 5.00%, 02/15/2036	$5,000	$5,056,080
American Municipal Power, Inc. (American Municipal Power Prairie State Energy Campus Revenue) Series 2019 5.00%, 02/15/2035	1,425	1,478,744
Buckeye Tobacco Settlement Financing Authority Series 2020-A 4.00%, 06/01/2039	1,000	917,021
City of Chillicothe OH (Adena Health System Obligated Group) Series 2017 5.00%, 12/01/2037	3,385	3,305,053
City of Cleveland OH Airport System Revenue AGM Series 2016-B 5.00%, 01/01/2024	1,075	1,076,298
City of Cleveland OH Income Tax Revenue Series 2017-B1 5.00%, 10/01/2027	2,500	2,614,696
5.00%, 10/01/2029	3,085	3,222,257
5.00%, 10/01/2030	2,000	2,085,207
Series 2017-B2 5.00%, 10/01/2029	1,485	1,551,070
County of Washington OH (Marietta Area Health Care, Inc. Obligated Group) Series 2022 6.375%, 12/01/2037	2,000	1,848,958
Ohio Higher Educational Facility Commission (University of Dayton) Series 2022 5.00%, 02/01/2038	1,250	1,275,305
5.00%, 02/01/2039	3,860	3,912,958
University of Toledo Series 2023-B 4.61% (SOFR + 0.90%), 06/01/2036(a)(e)	10,000	9,832,986

		38,176,633

38 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Oklahoma – 0.2%
Oklahoma Development Finance Authority Oklahoma Development Finance Authority Series 2022 4.38%, 11/01/2045	$2,500	$2,145,401
Oklahoma Development Finance Authority (OU Medicine Obligated Group) Series 2022-A 5.50%, 08/15/2037	2,000	1,810,794

		3,956,195

Oregon – 1.5%
Deschutes County Hospital Facilities Authority (St. Charles Health System Obligated Group) Series 2016-A 4.00%, 01/01/2033	1,000	940,666
Lane County School District No. 4J Eugene Series 2022 5.00%, 06/15/2024	8,780	8,841,024
Oregon Health & Science University (Oregon Health & Science University Obligated Group) Series 2021-B 5.00%, 07/01/2046	4,750	4,917,694
Port of Portland OR Airport Revenue Series 2022-2 4.00%, 07/01/2038	5,000	4,385,669
4.00%, 07/01/2040	3,500	3,016,767
Tri-County Metropolitan Transportation District of Oregon Series 2018-A 5.00%, 10/01/2029	1,910	1,981,827

		24,083,647

Other – 0.2%
Federal Home Loan Mortgage Corp. Multifamily VRD Certificates (FHLMC Multifamily VRD Certificates) 2.65%, 06/15/2036(b)	3,700	2,797,737

Pennsylvania – 6.5%
Allegheny County Hospital Development Authority (UPMC Obligated Group) Series 2022 4.89% (MUNIPSA + 0.70%), 11/15/2047(a)	5,000	4,949,051

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 39

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Berks County Municipal Authority (The) (Tower Health Obligated Group) Series 2012-A 4.50%, 11/01/2041	$1,000	$544,442
Series 2020-B 5.00%, 02/01/2040	2,000	1,412,112
Bucks County Industrial Development Authority (Grand View Hospital/Sellersville PA Obligated Group) Series 2021 5.00%, 07/01/2032	1,150	1,013,336
5.00%, 07/01/2033	1,150	1,001,523
5.00%, 07/01/2034	1,300	1,122,580
5.00%, 07/01/2035	1,050	895,284
Chester County Industrial Development Authority (Collegium Charter School) Series 2022 5.00%, 10/15/2032(b)	925	883,177
City of Philadelphia PA Series 2017 5.00%, 08/01/2028	12,990	13,360,875
City of Philadelphia PA Airport Revenue Series 2021 5.00%, 07/01/2028	3,035	3,090,349
City of Philadelphia PA Water & Wastewater Revenue Series 2017-A 5.00%, 10/01/2032	1,000	1,036,301
5.00%, 10/01/2033	1,135	1,173,290
Commonwealth of Pennsylvania Series 2017 5.00%, 01/01/2024	3,600	3,606,436
Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group) AGM Series 2022 4.00%, 07/01/2040	10,000	8,698,326
Lancaster County Hospital Authority/PA (St. Anne’s Retirement Community Obligated Group) Series 2022 3.50%, 03/01/2025	955	920,967
5.00%, 03/01/2033	1,600	1,415,423

40 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Montgomery County Higher Education and Health Authority (Thomas Jefferson University Obligated Group) Series 2018 5.00%, 09/01/2034	$1,500	$1,514,311
Series 2022 4.00%, 05/01/2036	1,100	994,669
4.00%, 05/01/2037	1,500	1,344,383
4.00%, 05/01/2038	1,375	1,215,589
4.00%, 05/01/2039	1,500	1,313,294
4.00%, 05/01/2040	2,000	1,735,251
4.00%, 05/01/2041	3,000	2,580,278
4.00%, 05/01/2042	2,125	1,813,059
Moon Industrial Development Authority (Baptist Homes Society) Series 2015 5.125%, 07/01/2025	890	845,367
Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) Series 2015 5.00%, 06/30/2042	1,000	919,877
Pennsylvania Economic Development Financing Authority (UPMC Obligated Group) Series 2022-C 4.89% (MUNIPSA + 0.70%), 11/15/2047(a)	5,000	4,945,449
Pennsylvania Higher Educational Facilities Authority (University of Pennsylvania Health System Obligated Group (The)) Series 2022 4.00%, 08/15/2042	2,000	1,719,272
Pennsylvania Turnpike Commission Series 2017 5.00%, 12/01/2028	1,750	1,822,958
5.00%, 12/01/2029	1,255	1,310,992
Series 2017-B 5.00%, 06/01/2034	5,830	5,952,503
5.00%, 06/01/2036	1,750	1,768,376
Series 2021-A 3.00%, 12/01/2042	1,245	865,752
Series 2021-B 4.00%, 12/01/2039	2,000	1,744,050

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 41

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2022-A 5.00%, 12/01/2036	$1,000	$1,050,417
Philadelphia Authority for Industrial Development (MaST Community Charter School III) Series 2021 5.00%, 08/01/2040	1,000	896,817
Pittsburgh Water & Sewer Authority AGM Series 2023-C 4.517% (SOFR + 0.80%), 09/01/2040(a)(b)	10,000	9,888,854
School District of Philadelphia (The) Series 2016-F 5.00%, 09/01/2034	5,000	5,032,738
Series 2023-A 5.25%, 09/01/2039(f)	2,000	2,059,352
5.25%, 09/01/2043(f)	4,000	4,046,330

		102,503,410

Puerto Rico – 0.5%
Commonwealth of Puerto Rico Series 2021-A Zero Coupon, 07/01/2024	127	123,279
Zero Coupon, 07/01/2033	4,179	2,386,826
4.00%, 07/01/2035	3	2,186
4.00%, 07/01/2046	3	2,310
5.625%, 07/01/2029	788	805,155
5.75%, 07/01/2031	228	234,580
Series 2022-C Zero Coupon, 11/01/2043	19	9,509
HTA HRRB Custodial Trust Series 2022 5.25%, 07/01/2036	100	100,425
HTA TRRB Custodial Trust Series 2022 5.25%, 07/01/2034	1,010	984,345
5.25%, 07/01/2036	1,095	1,099,651
5.25%, 07/01/2041	790	771,099
Puerto Rico Electric Power Authority AGM Series 2007-V 5.25%, 07/01/2031	970	957,306
Puerto Rico Highway & Transportation Authority Series 2022-B Zero Coupon, 07/01/2032	1,260	803,250

42 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018-A 0.01%, 07/01/2024	$447	$433,118

		8,713,039

Rhode Island – 0.2%
Rhode Island Health and Educational Building Corp. (City of Newport RI) Series 2022-C 4.00%, 05/15/2040	3,435	3,079,026

South Carolina – 0.8%
Columbia Housing Authority/SC Series 2022 4.80%, 11/01/2024	525	511,088
5.26%, 11/01/2032	100	91,461
5.41%, 11/01/2039	1,315	1,152,375
6.28%, 11/01/2039	100	86,948
South Carolina Jobs-Economic Development Authority (Last Step Recycling LLC) Series 2021 6.25%, 06/01/2040(b)	1,000	736,528
South Carolina Public Service Authority Series 2016-A 5.00%, 12/01/2034	1,000	1,003,241
5.00%, 12/01/2036	1,535	1,515,755
Series 2016-B 5.00%, 12/01/2037	5,040	4,936,545
Series 2016-C 5.00%, 12/01/2035	930	931,126
Series 2021-B 4.00%, 12/01/2039	1,975	1,707,194

		12,672,261

Tennessee – 1.9%
Bristol Industrial Development Board (Bristol Industrial Development Board Sales Tax) Series 2016-A 5.00%, 12/01/2035(b)	1,410	1,239,605
Series 2016-B Zero Coupon, 12/01/2024(b)	1,405	1,318,194
Zero Coupon, 12/01/2031(b)	1,000	603,381
City of Pigeon Forge TN Series 2021-B 5.00%, 06/01/2024	4,545	4,574,869

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 43

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Knox County Industrial Development Board (Tompaul Knoxville LLC) Series 2022 8.75%, 11/01/2032(b)	$1,000	$960,173
9.25%, 11/01/2042(b)	1,000	943,431
Metropolitan Nashville Airport Authority (The) Series 2022-B 5.50%, 07/01/2038	1,300	1,347,195
5.50%, 07/01/2042	1,485	1,514,350
State of Tennessee (Pre-refunded – US Treasuries) Series 2015-A 5.00%, 08/01/2034	2,750	2,811,203
Tennergy Corp./TN (Goldman Sachs Group, Inc. (The)) Series 2022-A 5.50%, 10/01/2053	5,000	5,016,130
Tennergy Corp./TN (Morgan Stanley) Series 2021-A 4.00%, 12/01/2051	9,015	8,499,441
Wilson County Health & Educational Facilities Board Series 2021 4.00%, 12/01/2039	1,000	747,113
4.25%, 12/01/2024	1,000	953,153

		30,528,238

Texas – 4.3%
Central Texas Regional Mobility Authority Series 2021-B 5.00%, 01/01/2030	1,800	1,877,775
5.00%, 01/01/2034	1,575	1,648,377
5.00%, 01/01/2035	1,350	1,405,932
5.00%, 01/01/2037	1,675	1,717,039
5.00%, 01/01/2039	1,000	1,008,471
City of Houston TX Series 2021-A 5.00%, 03/01/2026	2,500	2,564,090
5.00%, 03/01/2027	4,180	4,334,145
City of Houston TX Airport System Revenue Series 2021-A 4.00%, 07/01/2035	1,100	1,024,457
5.00%, 07/01/2032	1,000	1,023,636
5.00%, 07/01/2033	3,000	3,069,378
City of Houston TX Combined Utility System Revenue Series 2014-C 5.00%, 05/15/2024	1,100	1,106,620

44 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2019-B 4.00%, 11/15/2039	$1,015	$902,532
City of San Antonio TX Electric & Gas Systems Revenue Series 2021-A 5.00%, 02/01/2038	1,750	1,792,331
5.00%, 02/01/2039	2,000	2,035,668
5.00%, 02/01/2040	2,470	2,502,161
Conroe Local Government Corp. (Conroe Local Government Corp. Conroe Convention Center Hotel) Series 2021 4.00%, 10/01/2041	905	756,743
Fort Worth Independent School District Series 2021-A 5.00%, 02/15/2026	2,900	2,975,963
5.00%, 02/15/2027	2,350	2,442,731
Harris County Cultural Education Facilities Finance Corp. (Memorial Hermann Health System Obligated Group) Series 2022 5.04% (MUNIPSA + 0.85%), 07/01/2049(a)	1,000	999,025
Harris County Cultural Education Facilities Finance Corp. (Texas Children’s Hospital Obligated Group) Series 2021 4.00%, 10/01/2041	2,000	1,708,029
Hidalgo County Regional Mobility Authority Series 2022-A 4.00%, 12/01/2040	1,000	829,087
4.00%, 12/01/2041	750	616,117
5.00%, 12/01/2033	750	751,392
Series 2022-B 4.00%, 12/01/2041	1,000	783,019
Lewisville Independent School District Series 2020 5.00%, 08/15/2024	2,295	2,314,996
Lower Colorado River Authority (LCRA Transmission Services Corp.) Series 2021 5.00%, 05/15/2029	800	836,810
New Hope Cultural Education Facilities Finance Corp. Series 2023 8.50%, 09/01/2027(e)	1,435	1,397,946

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 45

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Hope Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc. Obligated Group) Series 2021 2.00%, 11/15/2061(c)(d)(g)	$927	$347,663
7.50%, 11/15/2036(c)(d)	225	177,735
7.50%, 11/15/2037(c)(d)	35	25,608
New Hope Cultural Education Facilities Finance Corp. (Morningside Ministries Obligated Group) Series 2022 4.00%, 01/01/2042	1,825	1,233,957
Newark Higher Education Finance Corp. (TLC Academy) Series 2021-A 4.00%, 08/15/2041	1,690	1,289,603
North Texas Tollway Authority (North Texas Tollway System) Series 2021-B 4.00%, 01/01/2032	1,080	1,042,214
North Texas Tollway Authority (Pre-refunded – US Treasuries) Series 2017-A 5.00%, 01/01/2038	335	335,166
Port Authority of Houston of Harris County Texas Series 2021 5.00%, 10/01/2027	1,065	1,105,603
Port Beaumont Navigation District (Jefferson Railport Terminal II LLC) Series 2020 3.625%, 01/01/2035(b)	240	181,199
Series 2021 2.00%, 01/01/2027(b)	550	481,076
Spring Independent School District (Spring Independent School District) Series 2021 5.00%, 08/15/2027	1,430	1,492,098
Tarrant County Cultural Education Facilities Finance Corp. (CHRISTUS Health Obligated Group) Series 2018-A 5.00%, 07/01/2030	2,465	2,533,814
5.00%, 07/01/2031	10,940	11,216,580

46 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Tarrant Regional Water District Water Supply System Revenue (Pre-refunded – US Govt Agencies) Series 2014 5.00%, 03/01/2044	$2,000	$2,006,490

		67,893,276

Utah – 0.3%
City of Salt Lake City UT Airport Revenue Series 2021-A 4.00%, 07/01/2040	2,915	2,512,536
Intermountain Power Agency Series 2023 5.00%, 07/01/2039	2,000	2,086,360

		4,598,896

Virginia – 1.0%
Align Affordable Housing Bond Fund LP (Park Landing LP) Series 2022-2 5.66%, 08/01/2052	2,000	1,714,681
Halifax County Industrial Development Authority (Virginia Electric and Power Co.) Series 2022 1.65%, 12/01/2041	5,000	4,893,361
Hampton Roads Transportation Accountability Commission (Pre-refunded – US Govt Agencies) Series 2021-A 5.00%, 07/01/2026	2,685	2,748,002
US Bank Trust Co NA (Park Landing LP) Series 2022-B 5.90%, 08/01/2052	312	270,595
Virginia Small Business Financing Authority Series 2023 5.00%, 11/01/2052(f)	2,000	1,999,680
Virginia Small Business Financing Authority (Pure Salmon Virginia, LLC) Series 2022 3.50%, 11/01/2052	4,000	4,000,000

		15,626,319

Washington – 5.8%
Energy Northwest (Bonneville Power Administration) Series 2016 5.00%, 07/01/2025	19,925	20,311,932

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 47

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2021-A 4.00%, 07/01/2042	$1,000	$880,825
Port of Seattle WA Series 2013 5.00%, 07/01/2024	4,820	4,821,106
Series 2018-A 5.00%, 05/01/2029	8,280	8,382,557
5.00%, 05/01/2030	6,200	6,258,859
5.00%, 05/01/2038	1,000	982,364
Series 2019 5.00%, 04/01/2033	2,000	2,036,252
5.00%, 04/01/2034	1,000	1,015,889
Series 2021 4.00%, 08/01/2041	13,380	11,273,940
Series 2022 5.00%, 08/01/2024	2,000	2,007,731
Spokane County School District No. 81 Spokane Series 2012 3.00%, 12/01/2031	5,000	4,404,603
State of Washington Series 2015-R 5.00%, 07/01/2026	13,325	13,487,509
University of Washington Series 2022-B 2.787%, 07/01/2033	2,500	1,995,856
Washington Economic Development Finance Authority (Mura Cascade ELP LLC) Series 2022 3.90%, 12/01/2042(b)	12,400	12,384,087
Washington State Housing Finance Commission (Presbyterian Retirement Communities Northwest Obligated Group) Series 2016 5.00%, 01/01/2036(b)	2,125	1,748,633

		91,992,143

West Virginia – 0.4%
City of South Charleston WV (City of South Charleston WV South Charleston Park Place Excise Tax District) Series 2022 4.25%, 06/01/2042(b)	1,185	866,387
Tobacco Settlement Finance Authority/WV Series 2020 4.875%, 06/01/2049	2,565	2,282,897

48 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

West Virginia Economic Development Authority (Arch Resources, Inc.) Series 2021 4.125%, 07/01/2045	$265	$259,060
Series 2023 9.00%, 06/01/2038(b)	2,500	2,366,419

		5,774,763

Wisconsin – 1.7%
St. Croix Chippewa Indians of Wisconsin Series 2021 5.00%, 09/30/2041(b)	1,000	698,650
State of Wisconsin Series 2021-2 5.00%, 05/01/2026	5,850	6,033,569
UMA Education, Inc. Series 2019 5.00%, 10/01/2025(b)	555	549,898
5.00%, 10/01/2026(b)	590	582,751
5.00%, 10/01/2027(b)	610	601,677
5.00%, 10/01/2028(b)	335	329,409
5.00%, 10/01/2029(b)	155	151,506
Wisconsin Health & Educational Facilities Authority (Advocate Aurora Health Obligated Group) Series 2023 5.00%, 08/15/2054	2,000	2,036,992
Wisconsin Housing & Economic Development Authority (Roers Sun Prairie Apartments Owner LLC) Series 2022 4.625%, 03/15/2040(b)	280	222,362
Series 2022-A 3.875%, 12/01/2039(b)	1,285	1,007,427
Wisconsin Public Finance Authority Series 2022 5.50%, 02/01/2042(b)	3,100	2,758,294
Wisconsin Public Finance Authority (Appalachian Regional Healthcare System Obligated Group) Series 2021 5.00%, 07/01/2035	300	294,675
5.00%, 07/01/2036	350	337,514
5.00%, 07/01/2038	375	349,896

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 49

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Wisconsin Public Finance Authority (Catholic Bishop of Chicago (The)) Series 2021 5.75%, 07/25/2041(e)	$5,000	$4,025,664
Wisconsin Public Finance Authority (CFC-SA LLC) Series 2022 5.00%, 02/01/2042	2,000	1,843,895
Wisconsin Public Finance Authority (National Senior Communities, Inc. Obligated Group) Series 2022 4.00%, 01/01/2042	1,375	1,121,701
Wisconsin Public Finance Authority (Prerefunded – US Treasuries) Series 2022 4.00%, 04/01/2032(b)	15	15,053
Wisconsin Public Finance Authority (Renown Regional Medical Center Obligated Group) Series 2020 4.00%, 06/01/2035	1,220	1,065,645
Wisconsin Public Finance Authority (Roseman University of Health Sciences) Series 2022 4.00%, 04/01/2032(b)	860	779,954
Wisconsin Public Finance Authority (Samaritan Housing Foundation Obligated Group) Series 2021-B 2.25%, 06/01/2027(b)	1,500	1,376,431

		26,182,963

Total Municipal Obligations (cost $1,635,911,787)		1,497,625,095

COMMERCIAL MORTGAGE-BACKED SECURITIES – 1.6%
Agency CMBS – 0.2%
Federal Home Loan Mortgage Corp. Series 2021-ML10, Class ACA 2.046%, 06/25/2038	973	676,979
Federal Home Loan Mortgage Corp. Multifamily VRD Certificates Series 2021-ML12, Class AUS 2.34%, 07/25/2041(b)	2,456	1,720,031
Series 2022-ML13, Class XCA 0.955%, 07/25/2036(i)	1,173	64,494

50 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2022-ML13, Class XUS 0.984%, 09/25/2036(i)	$2,068	$140,165

		2,601,669

Non-Agency Fixed Rate CMBS – 1.4%
California Housing Finance Agency Series 2021-1, Class A 3.50%, 11/20/2035	962	832,134
California Housing Finance Agency Series 2021-2, Class A 3.75%, 03/25/2035	4,870	4,450,091
Series 2021-2, Class X 0.82%, 03/25/2035(i)	2,435	117,919
Series 2021-3, Class A 3.25%, 08/20/2036	1,941	1,662,904
National Finance Authority Series 2022-2, Class X 0.674%, 10/01/2036(i)	4,933	233,659
New Hampshire Business Finance Authority Series 2022-1, Class A 4.375%, 09/20/2036	9,832	8,970,561
Series 2020-1, Class A 4.125%, 01/20/2034	1,468	1,351,238
Series 2022-2, Class A 4.00%, 10/20/2036	4,933	4,352,333
New Hampshire Business Finance Authority Series 2022-2 0.334%, 09/20/2036(i)	8,357	182,736
Washington State Housing Finance Commission
Series 2021-1, Class A 3.50%, 12/20/2035	965	818,724
Series 2021-1, Class X 0.726%, 12/20/2035(i)	967	43,181
Series 2023-1, Class X 1.447%, 04/20/2037(i)	3,000	320,954

		23,336,434

Total Commercial Mortgage-Backed Securities (cost $30,199,836)		25,938,103

CORPORATES - INVESTMENT GRADE – 0.8%
Industrial – 0.8%
Capital Goods – 0.2%
Caterpillar Financial Services Corp. 5.614% (SOFR + 0.27%), 09/13/2024(a)	2,500	2,498,500

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 51

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 0.6%
Baylor Scott & White Holdings Series 2021 0.827%, 11/15/2025	$1,000	$894,790
1.777%, 11/15/2030	1,000	761,490
Hackensack Meridian Health, Inc. Series 2020 2.675%, 09/01/2041	1,790	1,108,064
Ochsner LSU Health System of North Louisiana Series 2021 2.51%, 05/15/2031	2,300	1,444,400
Sutter Health Series 20A 3.161%, 08/15/2040	1,000	666,430
UPMC Series D-1 3.60%, 04/03/2025	5,600	5,412,624

		10,287,798

Total Corporates - Investment Grade (cost $15,356,655)		12,786,298

CORPORATES - NON-INVESTMENT GRADE – 0.3%
Industrial – 0.3%
Communications - Media – 0.2%
CCO Holdings LLC/CCO Holdings Capital Corp. 4.25%, 01/15/2034(b)	1,933	1,395,587
DISH DBS Corp. 5.25%, 12/01/2026(b)	959	774,767
5.75%, 12/01/2028(b)	996	712,070

		2,882,424

Consumer Non-Cyclical – 0.1%
Medline Borrower LP 3.875%, 04/01/2029(b)	2,000	1,687,860

Energy – 0.0%
Red River Biorefinery LLC Series 23A 15.00%, 12/31/2023(e)(j)(k)	65	65,000

Total Corporates - Non-Investment Grade (cost $5,951,782)		4,635,284

52 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

ASSET-BACKED SECURITIES – 0.2%
Other ABS - Fixed Rate – 0.2%
Commonwealth of Massachusetts Series 2022-B 4.11%, 07/15/2031	$2,411	$2,315,361
Tarrant County Cultural Education Facilities Finance Corp. Series 2015-A 5.00%, 11/15/2025(c)(d)(j)(k)(l)	931	– 0	–

Total Asset-Backed Securities (cost $3,391,424)		2,315,361

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.0%
Risk Share Floating Rate – 0.0%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 9.685% (SOFR + 4.36%), 11/25/2023(a)	96	96,138
Series 2014-DN3, Class M3 9.435% (SOFR + 4.11%), 08/25/2024(a)	28	27,920
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 2M2 8.335% (SOFR + 3.01%), 07/25/2024(a)	36	35,936
Series 2015-C02, Class 1M2 9.435% (SOFR + 4.11%), 05/25/2025(a)	44	45,533

Total Collateralized Mortgage Obligations (cost $202,772)		205,527

	Shares
SHORT-TERM INVESTMENTS – 0.4%
Investment Companies – 0.4%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 5.27%(m)(n)(o) (cost $6,662,388)	6,662,388	6,662,388

Total Investments – 98.2%
(cost $1,697,676,644)		1,550,168,056
Other assets less liabilities – 1.8%		28,128,118

Net Assets – 100.0%		$1,578,296,174

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 53

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2023	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Buy Contracts
CDX-NAHY Series 41, 5 Year Index, 12/20/2028*	(5.00)%	Quarterly	5.16%	USD	10,200	$3,690	$(96,177)	$99,867

*	Termination date

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation (Depreciation)
USD	30,000	08/06/2024	2.815%	CPI#	Maturity	$2,172,957	$	– 0	–	$2,172,957
USD	5,345	01/15/2025	2.565%	CPI#	Maturity	522,495		– 0	–	522,495
USD	2,673	01/15/2025	2.585%	CPI#	Maturity	259,130		– 0	–	259,130
USD	2,672	01/15/2025	2.613%	CPI#	Maturity	256,053		– 0	–	256,053
USD	48,000	01/15/2026	3.508%	CPI#	Maturity	2,275,547		– 0	–	2,275,547
USD	30,000	08/06/2026	2.689%	CPI#	Maturity	2,058,271		– 0	–	2,058,271
USD	25,000	10/04/2026	2.725%	CPI#	Maturity	1,406,981		– 0	–	1,406,981
USD	74,000	01/15/2028	3.232%	CPI#	Maturity	3,538,497		– 0	–	3,538,497
USD	19,310	01/15/2028	1.230%	CPI#	Maturity	3,510,427		– 0	–	3,510,427
USD	14,770	01/15/2028	0.735%	CPI#	Maturity	3,202,883		– 0	–	3,202,883
USD	25,000	10/04/2028	2.661%	CPI#	Maturity	1,468,476		– 0	–	1,468,476
USD	12,000	08/29/2029	1.748%	CPI#	Maturity	1,899,868		– 0	–	1,899,868
USD	4,825	01/15/2030	1.572%	CPI#	Maturity	835,277		– 0	–	835,277
USD	4,825	01/15/2030	1.587%	CPI#	Maturity	828,961		– 0	–	828,961
USD	1,670	01/15/2030	1.714%	CPI#	Maturity	268,288		– 0	–	268,288
USD	1,670	01/15/2030	1.731%	CPI#	Maturity	265,779		– 0	–	265,779
USD	7,850	01/15/2031	2.782%	CPI#	Maturity	586,091		– 0	–	586,091
USD	6,150	01/15/2031	2.680%	CPI#	Maturity	517,143		– 0	–	517,143
USD	15,000	12/02/2035	2.074%	CPI#	Maturity	2,279,476		– 0	–	2,279,476
USD	25,000	04/01/2036	2.438%	CPI#	Maturity	2,630,179		– 0	–	2,630,179
USD	32,000	04/29/2036	2.503%	CPI#	Maturity	3,066,191		– 0	–	3,066,191
USD	10,000	05/01/2036	2.510%	CPI#	Maturity	948,030		– 0	–	948,030
USD	10,000	08/03/2036	2.488%	CPI#	Maturity	856,346		– 0	–	856,346
USD	20,000	08/06/2036	2.440%	CPI#	Maturity	1,811,538		– 0	–	1,811,538
USD	40,000	10/04/2036	2.510%	CPI#	Maturity	2,934,031		– 0	–	2,934,031

						$40,398,915	$	– 0	–	$40,398,915

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

54 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation (Depreciation)
USD	31,900	07/31/2030	1 Day SOFR	4.016%	Annual	$(1,004,077)	$	– 0	–	$(1,004,077)
USD	25,600	07/31/2030	1 Day SOFR	3.897%	Annual	(967,114)		– 0	–	(967,114)
USD	8,600	07/31/2030	1 Day SOFR	4.504%	Annual	(8,973)		– 0	–	(8,973)
USD	50,800	03/31/2033	3.553%	1 Day SOFR	Annual	3,977,114		– 0	–	3,977,114

						$1,996,950	$	– 0	–	$1,996,950

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2023	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	33	$(4,358)	$(2,969)	$(1,389)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	283	(37,768)	(33,198)	(4,570)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	19	(2,527)	(2,154)	(373)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	18	(2,400)	(1,650)	(750)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	102	(13,643)	(11,523)	(2,120)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	184	(24,506)	(16,430)	(8,076)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	223	(29,748)	(20,480)	(9,268)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	109	(14,590)	(12,771)	(1,819)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	291	(38,779)	(25,248)	(13,531)

						$(168,319)	$(126,423)	$(41,896)

*	Termination date

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 55

PORTFOLIO OF INVESTMENTS (continued)

INFLATION (CPI) SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation (Depreciation)
Bank of America, NA	USD	25,000	02/02/2032	2.403%	CPI#	Maturity	$2,479,146	$	– 0	–	$2,479,146
Bank of America, NA	USD	50,000	02/15/2041	2.403%	CPI#	Maturity	1,993,349		– 0	–	1,993,349
Bank of America, NA	USD	30,000	02/15/2041	2.463%	CPI#	Maturity	969,628		– 0	–	969,628
Barclays Bank PLC	USD	19,000	05/05/2025	2.125%	CPI#	Maturity	2,055,913		– 0	–	2,055,913
Barclays Bank PLC	USD	20,000	06/06/2032	2.145%	CPI#	Maturity	2,722,591		– 0	–	2,722,591
Barclays Bank PLC	USD	14,000	09/01/2032	2.128%	CPI#	Maturity	1,978,445		– 0	–	1,978,445
Barclays Bank PLC	USD	22,000	08/29/2033	2.368%	CPI#	Maturity	2,255,369		– 0	–	2,255,369
Citibank, NA	USD	30,000	09/19/2024	2.070%	CPI#	Maturity	3,737,080		– 0	–	3,737,080
Citibank, NA	USD	25,000	07/03/2025	2.351%	CPI#	Maturity	2,296,029		– 0	–	2,296,029
Citibank, NA	USD	12,000	11/05/2033	2.273%	CPI#	Maturity	1,405,469		– 0	–	1,405,469
Citibank, NA	USD	35,000	02/15/2041	2.888%	CPI#	Maturity	195,326		– 0	–	195,326
Citibank, NA	USD	13,000	02/15/2041	2.744%	CPI#	Maturity	341,619		– 0	–	341,619
Deutsche Bank AG	USD	25,000	09/02/2025	1.880%	CPI#	Maturity	3,238,207		– 0	–	3,238,207
Goldman Sachs International	USD	400,000	04/15/2024	5.207%	CPI#	Maturity	5,825,452		– 0	–	5,825,452
Goldman Sachs International	USD	39,000	01/15/2027	3.534%	CPI#	Maturity	1,386,049		– 0	–	1,386,049
Goldman Sachs International	USD	18,000	04/15/2032	2.994%	CPI#	Maturity	861,122		– 0	–	861,122
Goldman Sachs International	USD	100,000	02/15/2041	2.665%	CPI#	Maturity	657,033		– 0	–	657,033
Goldman Sachs International	USD	20,000	02/15/2041	2.890%	CPI#	Maturity	104,311		– 0	–	104,311
Goldman Sachs International	USD	15,000	02/15/2041	2.815%	CPI#	Maturity	242,622		– 0	–	242,622
Goldman Sachs International	USD	14,000	02/15/2041	2.380%	CPI#	Maturity	1,071,033		– 0	–	1,071,033
Goldman Sachs International	USD	7,000	02/15/2041	2.413%	CPI#	Maturity	505,032		– 0	–	505,032
JPMorgan Chase Bank, NA	USD	13,000	03/01/2027	2.279%	CPI#	Maturity	1,315,360		– 0	–	1,315,360
JPMorgan Chase Bank, NA	USD	10,000	07/03/2028	2.356%	CPI#	Maturity	956,855		– 0	–	956,855
JPMorgan Chase Bank, NA	USD	25,000	11/05/2028	2.234%	CPI#	Maturity	2,719,228		– 0	–	2,719,228
JPMorgan Chase Bank, NA	USD	18,000	04/17/2030	2.378%	CPI#	Maturity	1,728,010		– 0	–	1,728,010
JPMorgan Chase Bank, NA	USD	29,000	04/15/2032	2.944%	CPI#	Maturity	1,533,875		– 0	–	1,533,875

56 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, NA	USD	24,000	11/17/2032	2.183%	CPI#	Maturity	$3,163,567	$	– 0	–	$3,163,567
JPMorgan Chase Bank, NA	USD	76,000	02/15/2041	2.605%	CPI#	Maturity	1,087,501		– 0	–	1,087,501

							$48,825,221	$	– 0	–	$48,825,221

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

INTEREST RATE SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)		Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	11,075	10/09/2029	1.125%	SIFMA*	Quarterly	$1,378,894	$	– 0 –	$1,378,894

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at October 31, 2023.

(b)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At October 31, 2023, the aggregate market value of these securities amounted to $124,268,703 or 7.9% of net assets.

(c)	Non-income producing security.

(d)	Defaulted.

(e)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 1.39% of net assets as of October 31, 2023, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
ARC70 II TRUST Series 2023 4.84%, 04/01/2065	07/18/2023	$5,000,000	$4,791,635	0.30%
Arizona Industrial Development Authority (Legacy Cares, Inc.) Series 2020 6.50%, 07/01/2026	06/13/2022	1,038,658	60,000	0.00%
Arizona Industrial Development Authority (Legacy Cares, Inc.) Series 2020 6.75%, 07/01/2030	07/21/2022	1,036,663	60,000	0.00%
County of Grand Forks ND (Red River Biorefinery LLC) Series 2021 6.625%, 12/15/2031	05/21/2021	425,000	85,000	0.01%

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 57

PORTFOLIO OF INVESTMENTS (continued)

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
County of Grand Forks ND (Red River Biorefinery LLC) Series 2021 7.00%, 12/15/2043	05/21/2021	$440,000	$88,000	0.01%
Indiana Finance Authority (Brightmark Plastics Renewal Indiana LLC) Series 2019 7.00%, 03/01/2039	03/28/2019	2,278,176	1,606,591	0.10%
New Hope Cultural Education Facilities Finance Corp. Series 2023 8.50%, 09/01/2027	02/03/2023	1,435,000	1,397,946	0.09%
Red River Biorefinery LLC Series 23A 15.00%, 12/31/2023	05/31/2023	65,000	65,000	0.00%
University of Toledo Series 2023-B 4.61%, 06/01/2036	06/30/2023	10,000,000	9,832,986	0.62%
Wisconsin Public Finance Authority (Catholic Bishop of Chicago (The)) Series 2021 5.75%, 07/25/2041	08/03/2021	5,000,000	4,025,664	0.26%

(f)	When-Issued or delayed delivery security.

(g)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at October 31, 2023.

(h)	Inverse floater security.

(i)	IO – Interest Only.

(j)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(k)	Fair valued by the Adviser.

(l)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value		Percentage of Net Assets
Tarrant County Cultural Education Facilities Finance Corp. Series 2015-A 5.00%, 11/15/2025	01/30/2020 - 07/06/2023	$980,595	$	– 0 –	0.00%

(m)	Affiliated investments.

(n)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(o)	The rate shown represents the 7-day yield as of period end.

As of October 31, 2023, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 3.0% and 0.0%, respectively.

58 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Glossary:

ABS – Asset-Backed Securities

AGM – Assured Guaranty Municipal

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

COP – Certificate of Participation

CPI – Consumer Price Index

ETM – Escrowed to Maturity

FHLMC – Federal Home Loan Mortgage Corporation

LIBOR – London Interbank Offered Ra

MUNIPSA – SIFMA Municipal Swap Index

NATL – National Interstate Corporation

SOFR – Secured Overnight Financing Rate

SRF – State Revolving Fund

UPMC – University of Pittsburgh Medical Center

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 59

STATEMENT OF ASSETS & LIABILITIES

October 31, 2023

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,691,014,256)	$1,543,505,668
Affiliated issuers (cost $6,662,388)	6,662,388
Cash	2,387
Cash collateral due from broker	18,349,472
Unrealized appreciation on inflation swaps	48,825,221
Interest receivable	21,243,338
Unrealized appreciation on interest rate swaps	1,378,894
Receivable for capital stock sold	878,275
Receivable for investment securities sold	175,000
Affiliated dividends receivable	13,803

Total assets	1,641,034,446

Liabilities
Cash collateral due to broker	34,796,394
Payable for investment securities purchased	19,006,202
Payable for capital stock redeemed	7,173,476
Advisory fee payable	554,045
Payable for variation margin on centrally cleared swaps	272,930
Market value on credit default swaps (net premiums received $126,423)	168,319
Distribution fee payable	97,113
Administrative fee payable	27,847
Transfer Agent fee payable	19,843
Directors’ fees payable	3,123
Accrued expenses	618,980

Total liabilities	62,738,272

Net Assets	$1,578,296,174

Composition of Net Assets
Capital stock, at par	$153,950
Additional paid-in capital	1,700,943,017
Accumulated loss	(122,800,793)

Net Assets	$1,578,296,174

Net Asset Value Per Share—30 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$185,880,910	18,082,695	$10.28	*

C	$18,850,193	1,836,229	$10.27

Advisor	$610,806,274	59,374,561	$10.29

1	$504,942,569	49,434,568	$10.21

2	$257,816,228	25,222,133	$10.22

*	The maximum offering price per share for Class A shares was $10.60 which reflects a sales charge of 3.00%.

See notes to financial statements.

60 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

STATEMENT OF OPERATIONS

Year Ended October 31, 2023

Investment Income
Interest	$52,315,172
Dividends—Affiliated issuers	558,370
Other income	66,182	$52,939,724

Expenses
Advisory fee (see Note B)	9,502,330
Distribution fee—Class A	567,899
Distribution fee—Class C	226,421
Distribution fee—Class 1	570,499
Transfer agency—Class A	108,042
Transfer agency—Class C	10,794
Transfer agency—Advisor Class	371,977
Transfer agency—Class 1	32,834
Transfer agency—Class 2	17,225
Custody and accounting	240,786
Registration fees	169,638
Printing	121,723
Audit and tax	94,164
Administrative	85,966
Legal	66,747
Directors’ fees	41,272
Miscellaneous	63,249

Total expenses before bank overdraft expense	12,291,566
Bank overdraft expense	108,403

Total expenses	12,399,969
Less: expenses waived and reimbursed by the Adviser (see Note B)	(1,437,119)

Net expenses		10,962,850

Net investment income		41,976,874

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions		(54,384,823)
Swaps		52,225,314
Net change in unrealized appreciation (depreciation) of:
Investments		83,969,181
Swaps		(56,807,491)

Net gain on investment transactions		25,002,181

Net Increase in Net Assets from Operations		$66,979,055

See notes to financial statements.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 61

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2023	Year Ended October 31, 2022
Increase (Decrease) in Net Assets from Operations
Net investment income	$41,976,874	$36,017,887
Net realized loss on investment transactions	(2,159,509)	(40,805,988)
Net change in unrealized appreciation (depreciation) of investments	27,161,690	(154,403,003)

Net increase (decrease) in net assets from operations	66,979,055	(159,191,104)
Distributions to Shareholders
Class A	(4,978,141)	(4,564,616)
Class C	(322,763)	(123,917)
Advisor Class	(19,005,152)	(16,355,224)
Class 1	(13,585,528)	(8,507,777)
Class 2	(7,460,044)	(4,417,481)
Capital Stock Transactions
Net increase (decrease)	(636,425,654)	370,480,605

Total increase (decrease)	(614,798,227)	177,320,486
Net Assets
Beginning of period	2,193,094,401	2,015,773,915

End of period	$1,578,296,174	$2,193,094,401

See notes to financial statements.

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October 31, 2023

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of nine portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Municipal Bond Inflation Strategy (the “Fund”), a diversified portfolio. The Fund offers Class A, Class C, Advisor Class, Class 1 and Class 2 shares. Class 1 shares are sold only to the private clients of Sanford C. Bernstein & Co. LLC by its registered representatives. Class B, Class R, Class K, Class I and Class T shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 3% for purchases not exceeding $500,000. With respect to purchases of $500,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Advisor Class and Class 2 shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Class 1 shares are sold without an initial or contingent deferred sales charge, but are subject to ongoing distribution expenses. All 10 classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Company’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the

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NOTES TO FINANCIAL STATEMENTS (continued)

“Adviser”) serves as the Company’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

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Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized

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modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rates, coupon rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2023:

Investments in Securities:	Level 1			Level 2	Level 3			Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$1,497,625,095	$	– 0	–	$1,497,625,095
Commercial Mortgage-Backed Securities		– 0	–	25,938,103		– 0	–	25,938,103
Corporates – Investment Grade		– 0	–	12,786,298		– 0	–	12,786,298
Corporates – Non-Investment Grade		– 0	–	4,570,284		65,000		4,635,284
Asset-Backed Securities		– 0	–	2,315,361		0	(a)	2,315,361

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Investments in Securities:	Level 1			Level 2		Level 3			Total
Collateralized Mortgage Obligations	$	– 0	–	$205,527		$	– 0	–	$205,527
Short-Term Investments		6,662,388		– 0	–		– 0	–	6,662,388

Total Investments in Securities		6,662,388		1,543,440,668			65,000	(a)	1,550,168,056
Other Financial Instruments(b):
Assets:
Centrally Cleared Credit Default Swaps		–0	–	3,690			–0	–	3,690	(c)
Centrally Cleared Inflation (CPI) Swaps		– 0	–	40,398,915			– 0	–	40,398,915	(c)
Centrally Cleared Interest Rate Swaps		– 0	–	3,977,114			– 0	–	3,977,114	(c)
Inflation (CPI) Swaps		– 0	–	48,825,221			– 0	–	48,825,221
Interest Rate Swaps		– 0	–	1,378,894			– 0	–	1,378,894
Liabilities:
Centrally Cleared Interest Rate Swaps		– 0	–	(1,980,164)			– 0	–	(1,980,164	)(c)
Credit Default Swaps		– 0	–	(168,319)			– 0	–	(168,319)

Total		$6,662,388		$1,635,876,019			$65,000	(a)	$1,642,603,407

(a)	The Fund held securities with zero market value at period end.

(b)

Other financial instruments include reverse repurchase agreements and derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

(c)

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are

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NOTES TO FINANCIAL STATEMENTS (continued)

purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes original issue and market discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

5. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding extraordinary expenses, interest expense, and acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest) on an annual basis (the “Expense Caps”) to ..75%, 1.50%, .50%, .60% and .50% of the daily average net assets for the Class A, Class C, Advisor Class, Class 1 and Class 2 shares, respectively. This fee waiver and/or expense reimbursement agreement will remain in effect until January 31, 2024 and then may be extended by the Adviser for additional one-year terms. For the year ended October 31, 2023, such reimbursements/waivers amounted to $1,424,418.

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NOTES TO FINANCIAL STATEMENTS (continued)

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended October 31, 2023, the reimbursement for such services amounted to $85,966.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $135,006 for the year ended October 31, 2023.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $134 from the sale of Class A shares and received $9,849 and $4,171 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended October 31, 2023.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser had contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. Effective September 1, 2023, the Adviser has contractually agreed to waive .05% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .15%) until August 31, 2024. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended October 31, 2023, such waiver amounted to $12,701.

A summary of the Fund’s transactions in AB mutual funds for the year ended October 31, 2023 is as follows:

Fund	Market Value 10/31/22 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/23 (000)	Dividend Income (000)
Government Money Market Portfolio	$10,358	$524,180	$527,876	$6,662	$558

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares and .10% of the Fund’s average daily net assets attributable to Class 1 shares. There are no distribution and servicing fees on the Advisor Class and Class 2 shares. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $507,335 and $1,796,908 for Class C and Class 1 shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2023 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$458,301,946	$918,776,609
U.S. government securities	216,882	4,666,758

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$1,697,676,023

Gross unrealized appreciation	$95,050,276
Gross unrealized depreciation	(149,698,133)

Net unrealized depreciation	$(54,647,857)

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NOTES TO FINANCIAL STATEMENTS (continued)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivative utilized by the Fund, as well as the methods in which they may be used are:

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates or credit risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

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Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount.

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NOTES TO FINANCIAL STATEMENTS (continued)

Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended October 31, 2023, the Fund held interest rate swaps for hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of the Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the year ended October 31, 2023, the Fund held inflation (CPI) swaps for hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

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Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended October 31, 2023, the Fund held credit default swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a

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NOTES TO FINANCIAL STATEMENTS (continued)

settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended October 31, 2023, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Receivable for variation margin on centrally cleared swaps	$99,867	*

Interest rate contracts	Receivable for variation margin on centrally cleared swaps	44,376,029	*	Payable for variation margin on centrally cleared swaps	$1,980,164	*

Interest rate contracts	Unrealized appreciation on interest rate swaps	1,378,894

Interest rate contracts	Unrealized appreciation on inflation swaps	48,825,221

Credit contracts				Market value on credit default swaps	168,319

Total		$94,680,011			$2,148,483

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	$52,634,693	$(57,203,648)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	(409,379)	396,157

Total		$52,225,314	$(56,807,491)

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended October 31, 2023:

Interest Rate Swaps:
Average notional amount	$11,075,000
Inflation Swaps:
Average notional amount	$1,172,419,231
Centrally Cleared Interest Rate Swaps:
Average notional amount	$218,460,769
Centrally Cleared Inflation Swaps:
Average notional amount	$770,836,923
Credit Default Swaps:
Average notional amount of sale contracts	$2,149,782
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$10,200,000	(a)

(a)	Positions were open for ten months during the year.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of October 31, 2023. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivative Assets
Bank of America, NA	$5,442,123	$	– 0	–	$	– 0	–	$(5,442,123)	$	– 0	–
Barclays Bank PLC	9,012,318	– 0	–	(9,012,318)	– 0	–	– 0	–
Citigroup Global Markets, Inc./Citibank, NA	9,354,417	(42,126)	(9,288,894)	– 0	–	23,397
Deutsche Bank AG	3,238,207	– 0	–	(3,135,000)	– 0	–	103,207
Goldman Sachs International	10,652,654	(53,369)	(490,000)	(10,109,285)	– 0	–
JPMorgan Chase Bank, NA	12,504,396	– 0	–	(12,504,396)	– 0	–	– 0	–

Total	$50,204,115	$(95,495)	$(34,430,608)	$(15,551,408)	$126,604	^

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NOTES TO FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Citigroup Global Markets, Inc./Citibank, NA	$42,126	$(42,126)		$	– 0	–	$	– 0	–	$	– 0	–
Credit Suisse International	72,824	– 0	–		(72,824)			– 0	–		– 0	–
Goldman Sachs International	53,369	(53,369)			– 0	–		– 0	–		– 0	–

Total	$168,319	$(95,495)			$(72,824)		$	– 0	–		$0	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for Class A, Class C, Advisor Class, Class 1 and Class 2 were as follows:

	Shares		Amount
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022

Class A
Shares sold	3,487,357	20,786,123	$36,572,812	$227,190,213

Shares issued in reinvestment of dividends	292,953	256,254	3,073,982	2,761,704

Shares converted from Class C	55,084	70,654	577,398	756,530

Shares redeemed	(15,928,322)	(23,990,159)	(167,072,852)	(257,236,835)

Net decrease	(12,092,928)	(2,877,128)	$(126,848,660)	$(26,528,388)

Class C
Shares sold	336,732	1,491,246	$3,519,598	$16,249,698

Shares issued in reinvestment of dividends	24,027	9,150	252,105	97,341

Shares converted to Class A	(55,153)	(70,744)	(577,398)	(756,530)

Shares redeemed	(1,010,750)	(711,491)	(10,597,238)	(7,556,918)

Net increase (decrease)	(705,144)	718,161	$(7,402,933)	$8,033,591

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022
Advisor Class
Shares sold	27,383,477	106,945,004	$287,848,170	$1,163,480,337

Shares issued in reinvestment of dividends	1,175,811	1,005,972	12,350,382	10,820,742

Shares redeemed	(61,754,813)	(91,220,153)	(649,022,834)	(971,609,434)

Net increase (decrease)	(33,195,525)	16,730,823	$(348,824,282)	$202,691,645

Class 1
Shares sold	7,223,576	18,622,654	$75,546,207	$201,949,554

Shares issued in reinvestment of dividends	940,761	595,910	9,816,809	6,366,894

Shares redeemed	(17,097,406)	(11,503,338)	(178,630,464)	(122,716,651)

Net increase (decrease)	(8,933,069)	7,715,226	$(93,267,448)	$85,599,797

Class 2
Shares sold	2,589,026	14,163,464	$27,123,232	$152,841,464

Shares issued in reinvestment of dividends	388,681	257,519	4,058,383	2,754,756

Shares redeemed	(8,712,862)	(5,173,157)	(91,263,946)	(54,912,260)

Net increase (decrease)	(5,735,155)	9,247,826	$(60,082,331)	$100,683,960

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the

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NOTES TO FINANCIAL STATEMENTS (continued)

possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, and the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund is vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. For example, the novel coronavirus (COVID-19) pandemic has significantly stressed the financial resources of many issuers of municipal securities, which could impair any such issuer’s ability to meet its financial obligations when due and adversely impact the value of its securities held by the Fund. As the full effects of the COVID-19 pandemic on state and local economies and on issuers of municipal securities are still uncertain, the financial difficulties of issuers of municipal securities may worsen, adversely affecting the performance of the Fund. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effect of potential central bank monetary policy, and government fiscal policy, initiatives and resulting market reactions to those initiatives.

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NOTES TO FINANCIAL STATEMENTS (continued)

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

LIBOR Replacement Risk—The Fund may be exposed to debt securities, derivatives or other financial instruments that recently transitioned from the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or

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NOTES TO FINANCIAL STATEMENTS (continued)

“reference rate” for various interest rate calculations. LIBOR’s administrator, ICE Benchmark Administration, ceased publishing most LIBOR settings (including some U.S. LIBOR settings) by the end of 2021 and the remaining (and most widely used) U.S. Dollar LIBOR settings after June 30, 2023. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will permit the use of synthetic U.S. Dollar LIBOR rates for non-U.S. contracts through September 30, 2024, but any such rates would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the Secured Overnight Financing Rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market. There is no assurance that the composition or characteristics of SOFR or any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that the market for SOFR-linked financial instruments will have the same volume or liquidity as did the market for LIBOR-linked financial instruments prior to LIBOR’s discontinuance or unavailability. Neither the long-term effects of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2023.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2023 and October 31, 2022 were as follows:

	2023	2022
Distributions paid from:
Ordinary income	$7,006,894	$1,429,775

Total taxable distributions	$7,006,894	$1,429,775
Tax-exempt distributions	38,344,734	32,539,240

Total distributions paid	$45,351,628	$33,969,015

As of October 31, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed tax-exempt income	$363,848
Accumulated capital and other losses	(68,517,096	)(a)
Unrealized appreciation (depreciation)	(54,647,545	)(b)

Total accumulated earnings (deficit)	$(122,800,793)

(a)	As of October 31, 2023, the Fund had a net capital loss carryforward of $68,517,096.

(b)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax treatment of swaps, the tax deferral of losses on wash sales, and the tax treatment of bond restructuring.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2023, the Fund had a net short-term capital loss carryforward of $64,979,775 and a net long-term capital loss carryforward of $3,537,321, which may be carried forward for an indefinite period.

During the current fiscal year, there were no permanent differences that resulted in adjustments to accumulated loss or additional paid-in capital.

NOTE I

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06

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NOTES TO FINANCIAL STATEMENTS (continued)

extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended October 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 10.24	$ 11.03	$ 10.30	$ 10.24	$ 10.02

Income From Investment Operations

Net investment income(a)(b)	.21	.13	.16	.22	.24

Net realized and unrealized gain (loss) on investment transactions	.06	(.79)	.75	.07	(c)	.21

Contributions from Affiliates	– 0	–	– 0	–	.00	(d)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.27	(.66)	.91	.29	.45

Less: Dividends

Dividends from net investment income	(.23)	(.13)	(.18)	(.23)	(.23)

Net asset value, end of period	$ 10.28	$ 10.24	$ 11.03	$ 10.30	$ 10.24

Total Return

Total investment return based on net asset value(e)*	2.60%	(6.06)%	8.89%	2.85%	4.58%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$185,881	$308,986	$364,599	$138,454	$54,316

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)	.75%	.75%	.75%	.75%	.75%

Expenses, before waivers/reimbursements(f)	.85%	.82%	.84%	.85%	.86%

Net investment income(b)	2.02%	1.24%	1.51%	2.14%	2.32%

Portfolio turnover rate	26%	27%	10%	29%	12%

See footnote summary on page 89.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended October 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 10.23	$ 11.02	$ 10.29	$ 10.22	$ 10.01

Income From Investment Operations

Net investment income(a)(b)	.13	.06	.08	.14	.16

Net realized and unrealized gain (loss) on investment transactions	.06	(.80)	.74	.08	(c)	.20

Contributions from Affiliates	– 0	–	– 0	–	.01	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.19	(.74)	.83	.22	.36

Less: Dividends

Dividends from net investment income	(.15)	(.05)	(.10)	(.15)	(.15)

Net asset value, end of period	$ 10.27	$ 10.23	$ 11.02	$ 10.29	$ 10.22

Total Return

Total investment return based on net asset value(e)*	1.83%	(6.75)%	8.12%	2.16%	3.63%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$18,850	$25,986	$20,086	$6,710	$7,717

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)	1.51%	1.50%	1.50%	1.50%	1.50%

Expenses, before waivers/reimbursements(f)	1.60%	1.58%	1.59%	1.61%	1.61%

Net investment income(b)	1.28%	.54%	.75%	1.43%	1.57%

Portfolio turnover rate	26%	27%	10%	29%	12%

See footnote summary on page 89.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended October 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 10.25	$ 11.04	$ 10.31	$ 10.24	$ 10.03

Income From Investment Operations

Net investment income(a)(b)	.24	.16	.18	.25	.26

Net realized and unrealized gain (loss) on investment transactions	.06	(.80)	.75	.07	(c)	.21

Contributions from Affiliates	– 0	–	– 0	–	.01	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.30	(.64)	.94	.32	.47

Less: Dividends

Dividends from net investment income	(.26)	(.15)	(.21)	(.25)	(.26)

Net asset value, end of period	$ 10.29	$ 10.25	$ 11.04	$ 10.31	$ 10.24

Total Return

Total investment return based on net asset value(e)*	2.85%	(5.82)%	9.14%	3.19%	4.76%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$610,806	$948,603	$837,132	$185,829	$205,541

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)	.50%	.50%	.50%	.50%	.50%

Expenses, before waivers/reimbursements(f)	.60%	.58%	.59%	.60%	.61%

Net investment income(b)	2.28%	1.52%	1.70%	2.43%	2.57%

Portfolio turnover rate	26%	27%	10%	29%	12%

See footnote summary on page 89.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 1
Year Ended October 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 10.18	$ 10.97	$ 10.25	$ 10.19	$ 9.98

Income From Investment Operations

Net investment income(a)(b)	.23	.15	.18	.23	.25

Net realized and unrealized gain (loss) on investment transactions	.05	(.79)	.74	.07	(c)	.22

Contributions from Affiliates	– 0	–	– 0	–	.00	(d)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.28	(.64)	.92	.30	.47

Less: Dividends

Dividends from net investment income	(.25)	(.15)	(.20)	(.24)	(.26)

Net asset value, end of period	$ 10.21	$ 10.18	$ 10.97	$ 10.25	$ 10.19

Total Return

Total investment return based on net asset value(e)*	2.71%	(5.92)%	9.01%	3.04%	4.72%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$504,943	$594,155	$555,642	$444,500	$498,857

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)	.61%	.60%	.60%	.60%	.60%

Expenses, before waivers/reimbursements(f)	.66%	.64%	.66%	.67%	.67%

Net investment income(b)	2.19%	1.43%	1.72%	2.33%	2.47%

Portfolio turnover rate	26%	27%	10%	29%	12%

See footnote summary on page 89.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 2
Year Ended October 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 10.19	$ 10.98	$ 10.25	$ 10.19	$ 9.99

Income From Investment Operations

Net investment income(a)(b)	.24	.17	.20	.24	.26

Net realized and unrealized gain (loss) on investment transactions	.05	(.80)	.74	.07	(c)	.21

Contributions from Affiliates	– 0	–	– 0	–	.00	(d)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.29	(.63)	.94	.31	.47

Less: Dividends

Dividends from net investment income	(.26)	(.16)	(.21)	(.25)	(.27)

Net asset value, end of period	$ 10.22	$ 10.19	$ 10.98	$ 10.25	$ 10.19

Total Return

Total investment return based on net asset value(e)*	2.81%	(5.83)%	9.21%	3.14%	4.73%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$257,816	$315,364	$238,315	$215,763	$238,306

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)	.51%	.50%	.50%	.50%	.50%

Expenses, before waivers/reimbursements(f)	.56%	.55%	.56%	.57%	.57%

Net investment income(b)	2.28%	1.56%	1.84%	2.43%	2.57%

Portfolio turnover rate.	26%	27%	10%	29%	12%

See footnote summary on page 89.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)

Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accordance with the Fund’s change in net realized and unrealized gain (loss) on investment transactions for the period.

(d)	Amount is less than $.005.

(e)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	The expense ratios presented below exclude interest/bank overdraft expense:

	Year Ended October 31,
	2023	2022	2021	2020	2019

Class A

Net of waivers/reimbursements	.75%	.75%	.75%	.75%	.75%

Before waivers/reimbursements	.84%	.82%	.84%	.85%	.86%
Class C

Net of waivers/reimbursements	1.50%	1.50%	1.50%	1.50%	1.50%

Before waivers/reimbursements	1.59%	1.58%	1.59%	1.61%	1.61%
Advisor Class

Net of waivers/reimbursements	.50%	.50%	.50%	.50%	.50%

Before waivers/reimbursements	.59%	.58%	.59%	.60%	.61%
Class 1

Net of waivers/reimbursements	.60%	.60%	.60%	.60%	.60%

Before waivers/reimbursements	.65%	.64%	.66%	.67%	.67%
Class 2

Net of waivers/reimbursements	.50%	.50%	.50%	.50%	.50%

Before waivers/reimbursements	.55%	.55%	.56%	.57%	.57%

*	Includes the impact of proceeds received by the Fund in connection with a trade-error reimbursement from the Adviser, which enhanced performance by .03% for the year ended October 31, 2021.

See notes to financial statements.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 89

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AB Municipal Bond Inflation Strategy

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Municipal Bond Inflation Strategy (the “Fund”) (one of the portfolios constituting AB Bond Fund, Inc. (the “Company”)), including the portfolio of investments, as of October 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting AB Bond Fund, Inc.) at October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

December 28, 2023

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 91

BOARD OF DIRECTORS

Garry L. Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1)

OFFICERS

Daryl Clements(2), Vice President Matthew J. Norton(2), Vice President Andrew D. Potter(2), Vice President Nancy E. Hay, Secretary	Michael B. Reyes, Senior Vice President Stephen M. Woetzel, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

One Congress Street, Suite 1 Boston, MA 02114

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Municipal Bond Investment Team. Messrs. Clements, Norton and Potter are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Onur Erzan,# 1345 Avenue of the Americas New York, NY 10105 47 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”), Head of Global Client Group and Head of Private Wealth. He oversees AB’s entire private wealth management business and third-party institutional and retail franchise, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. He is also a member of the Equitable Holdings Management Committee. Prior to joining the firm in January 2021, he spent over 19 years with McKinsey (management consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics and digital assets and capabilities) globally.	82	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS

Garry L. Moody,## Chairman of the Board 71 (2008)

Private Investor since prior to 2018. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He served as a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council from October 2019 through September 2023, where he also served as Chairman of the Governance Committee from October 2021 through September 2023. He is Chairman of the AB Funds and Chairman of the Independent Directors Committees since January 2023; he has served as a director or trustee since 2008, and served as Chairman of the Audit Committee of such funds from 2008 to February 2023.

		82	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Jorge A. Bermudez,## 72 (2020)	Private Investor since prior to 2018. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008; Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007; and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016; and Chair of the Audit Committee of the Board of Directors of Moody’s Corporation since December 2022. He has served as director or trustee of the AB Funds since January 2020.
		82	Moody’s Corporation since April 2011

Michael J. Downey,## 79 (2005)	Private Investor since prior to 2018. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2018 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	82	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Nancy P. Jacklin,## 75 (2006)	Private Investor since prior to 2018. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and served as Chair of the Governance and Nominating Committees of the AB Funds from 2014 to August 2023.	82	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Jeanette W. Loeb,## 71 (2020)

Private Investor since prior to 2018. Director of New York City Center since 2005. Formerly, Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to April 2023. She was a director of Apollo Investment Corp. (business development company) from August 2011 to July 2023 and a director of AB Multi-Manager Alternative Fund (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020 and serves as Chair of the Governance and Nominating Committees of the AB Funds since August 2023.

		82	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Carol C. McMullen,## 68 (2016)

Private Investor and a member of the Advisory Board of Butcher Box (since 2018) and serves as Advisory Board Chair as of June 2023. Formerly, Managing Director of Slalom Consulting (consulting) from 2014 until July 2023; member, Mass General Brigham (formerly, Partners Healthcare) Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016 and serves as Chair of the Audit Committees of such funds since February 2023.

		82	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Marshall C. Turner, Jr.,## 82 (2005)

Private Investor since prior to 2018. He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. Former Chairman and CEO of Dupont Photomasks, Inc. (semi-conductor manufacturing equipment) from 2003 through 2006. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the board of the George Lucas Educational Foundation. He has served as a director of one AB Fund since 1992, and director or trustee of all the AB Funds since 2005. He has served as both Chairman of the AB Funds and Chairman of the Independent Directors Committees from 2014 through December 2022.

		82	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Erzan is an “interested person” of the Fund as defined in the “40 Act,” due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Onur Erzan 47	President and Chief Executive Officer	See biography above.

Daryl Clements 56	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2018.

Matthew J. Norton 40	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2018. He is also Chief Investment Officer-Municipal Bonds.

Andrew D. Potter 38	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2018.

Nancy E. Hay 51	Secretary	Senior Vice President and Counsel of the Adviser**, with which she has been associated since prior to 2018 and Assistant Secretary of ABI**.

Michael B. Reyes 47	Senior Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2018.

Stephen M. Woetzel 52	Treasurer and Chief Financial Officer	Senior Vice President of ABIS,** with which he has been associated since prior to 2018.

Phyllis J. Clarke 62	Controller	Vice President of ABIS**, with which she has been associated since prior to 2018.

Jennifer Friedland 49	Chief Compliance Officer

Vice President of the Adviser** since 2020 and Mutual Fund Chief Compliance Officer (of all Funds since January 2023 and of the ETF Funds since 2022). Before joining the Adviser** in 2020, she was Chief Compliance Officer at WestEnd Advisors, LLC from prior to 2018 until 2019.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

100 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2023, which covered the period January 1, 2022 through December 31, 2022 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 101

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Municipal Bond Inflation Strategy (the “Fund”) at a meeting held in-person on August 1-2, 2023 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 103

judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2021 and 2022 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution

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expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Advisor Class shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Advisor Class shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended May 31, 2023 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and discussed with the Adviser the reasons it was above the median. The directors also noted the Adviser’s total rate of compensation, taking into account the impact of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

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The Adviser informed the directors that there were no institutional products managed by the Adviser that utilize investment strategies similar to those of the Fund.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Advisor Class shares of the Fund in comparison to the medians for a peer group and a peer universe selected by the 15(c) service provider. The Advisor Class expense ratio of the Fund was based on the Fund’s latest fiscal year and reflected the impact of the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the medians. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

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Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Disruptors ETF

High Yield ETF

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

US High Dividend ETF

US Large Cap Strategic Equities ETF

US Low Volatility Equity ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to July 5, 2023, International Low Volatility Equity Portfolio was named International Strategic Core Portfolio and Short Duration High Yield Portfolio was named Limited Duration High Income Portfolio.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 107

NOTES

108 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

AB MUNICIPAL BOND INFLATION STRATEGY

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

MBIS-0151-1023

OCT    10.31.23

ANNUAL REPORT

AB SHORT DURATION INCOME PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Short Duration Income Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 1

ANNUAL REPORT

December 4, 2023

This report provides management’s discussion of fund performance for the AB Short Duration Income Portfolio for the annual reporting period ended October 31, 2023.

At a meeting held on May 2-4, 2023, the Adviser recommended, and the Fund’s Board of Directors approved, changes to the Fund’s principal investment strategies. These changes will be effective on or about July 5, 2023.

The Fund’s investment objective is to seek high current income consistent with preservation of capital.

NAV RETURNS AS OF OCTOBER 31, 2023 (unaudited)

	6 Months	12 Months

AB SHORT DURATION INCOME PORTFOLIO

Class A Shares	0.00%	5.01%

Class C Shares	-0.51%	4.18%

Advisor Class Shares[1]	0.10%	5.22%

Bloomberg 1-5 Year US Government/Credit Index	-0.86%	2.90%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its benchmark, the Bloomberg 1-5 Year US Government/Credit Index, for the six- and 12-month periods ended October 31, 2023.

During both periods, all share chasses of the Fund outperformed the benchmark, before sales charges. In the 12-month period, industry allocation was the primary contributor to performance, relative to the benchmark, from off-benchmark exposure to collateralized mortgage obligations (“CMOs”), US high-yield credit default swaps and eurozone credit default swaps. Security selection also contributed, from selection in consumer cyclical-other, consumer cyclical-entertainment, energy and sovereign bonds that exceeded losses from selection in banking and media. Overall yield-curve positioning in the US added to performance. Off-benchmark country allocation to the eurozone also added to performance. Currency decisions did not impact performance during the period.

2 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

Over the six-month period, industry allocation added the most to relative performance, mainly from off-benchmark exposure to collateralized loan obligations, CMOs and asset-backed securities. Security selection in energy, consumer cyclical-entertainment and technology also contributed. Country allocation to Canada and the eurozone also contributed. Overall yield-curve positioning in the US detracted from results.

The Fund’s heightened turnover rate of 185% was a result of the Fund shifting into more attractive government-related bonds. However, the Fund incurred lower turnover rate in non-government securities, which generally have higher transaction costs than government-related transactions.

During both periods, the Fund used derivatives in the form of treasury futures to manage and hedge duration risk and/or to take active yield-curve positioning. Currency forwards were used to hedge foreign currency exposure. Credit default swaps were used to effectively obtain high-yield credit exposure. Total return swaps were used to create synthetic high-yield exposure in the Fund. During the 12-month period, interest rate swaps were used to manage and hedge duration risk and/or take active yield-curve positioning.

MARKET REVIEW AND INVESTMENT STRATEGY

During the 12-month period ended October 2023, fixed-income government bond market yields were extremely volatile in all major developed markets, and developed-market government bond returns diverged based on individual country growth and inflation expectations. Most central banks raised interest rates significantly to combat inflation and then paused further interest-rate hikes. Government bond returns in aggregate were positive, as returns rose in Italy, Japan and Spain, and fell in the UK, Australia, Germany, the US and Canada. Overall, developed-market investment-grade corporate bonds significantly outperformed government bonds, including in the US and eurozone. High-yield corporate bonds advanced and materially outperformed government bonds—especially in the eurozone and US. Emerging-market local-currency sovereign bonds led risk asset returns, as the US dollar was mixed against all currencies. Emerging-market hard-currency sovereign and corporate bonds had strong relative positive returns, particularly among high-yield sovereigns and corporates.

The Fund’s Senior Investment Management Team (the “Team”) continues to pursue high income, while preserving capital by investing primarily in government bonds from both US and non-US issuers as well as corporate bonds, with scope to invest a select amount in below investment-grade bonds. The Team manages the Fund with a core fixed-income strategy through a global, multi-sector approach that seeks an attractive risk/return profile.

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 3

INVESTMENT POLICIES

The Fund pursues its objective by investing, under normal circumstances, primarily in income-producing securities. The Fund also normally invests at least 65% of its total assets in securities of US and foreign governments and their agencies and instrumentalities (including mortgage-backed securities), derivatives related to such securities, and repurchase agreements relating to US government securities. Under normal circumstances, the Fund will maintain a dollar-weighted average duration of less than three years, although it may invest in securities of any duration or maturity.

The Fund may invest in non-government fixed-income securities, including corporate debt securities, non-government mortgage-backed and other asset-backed securities, certificates of deposit and commercial paper. The Fund may invest up to 35% of its net assets in below investment-grade securities (commonly known as “junk bonds”). The Fund’s investments in foreign securities may include both government and corporate securities, and securities of emerging-market countries or of issuers in emerging markets.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risks and return characteristics as well as the securities’ impact on the overall risks and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

The Fund may utilize derivatives, such as options, futures contracts, forwards and swaps. The Fund may, for example, use interest rate futures contracts and swaps to establish exposure to the fixed-income markets or particular fixed-income securities. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Fund’s exposure. The Fund may also enter into transactions such as reverse repurchase agreements that are similar to borrowings for investment purposes. The Fund’s use of derivatives and these borrowing transactions may create aggregate exposure that is substantially in excess of its net assets, effectively leveraging the Fund.

The Adviser may hedge the foreign currency exposure resulting from the Fund’s security positions, and may take long or short positions in currencies, through the use of currency-related derivatives.

4 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg 1-5 Year US Government/Credit Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg 1-5 Year US Government/Credit Index is a broad-based benchmark that measures the nonsecuritized component of the Bloomberg US Aggregate Index. It includes investment-grade, US dollar-denominated, fixed-rate Treasuries and government-related and corporate securities that have a remaining maturity of greater than or equal to one year and less than five years. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effect of potential central bank monetary policy, and government fiscal policy, initiatives and resulting market reactions to those initiatives.

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 5

DISCLOSURES AND RISKS (continued)

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Mortgage-Related and/or Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid and are subject to increased economic, political, regulatory or other uncertainties.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

6 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

DISCLOSURES AND RISKS (continued)

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 2.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 7

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

12/12/20181 TO 10/31/2023

This chart illustrates the total value of an assumed $10,000 investment in AB Short Duration Income Portfolio Class A shares (from 12/12/20181 to 10/31/2023) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 2.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

1	Inception date: 12/12/2018.

8 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2023 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]

CLASS A SHARES			4.63%

1 Year	5.01%	2.65%

Since Inception[2]	1.21%	0.74%

CLASS C SHARES			3.96%

1 Year	4.18%	3.18%

Since Inception[2]	0.39%	0.39%

ADVISOR CLASS SHARES[3]			4.95%

1 Year	5.22%	5.22%

Since Inception[2]	1.38%	1.38%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.66%, 2.42% and 1.48% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limited the Fund’s total annual operating expense ratios, exclusive of acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses and brokerage commissions and other transaction costs, to 0.65%, 1.45% and 0.45% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before January 31, 2024. Any fees waived and expenses borne by the Adviser may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s total operating expenses to exceed the applicable expense limitations. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2023.

2	Inception date: 12/12/2018.

3

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 9

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2023 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	3.25%

Since Inception[1]	0.76%

CLASS C SHARES

1 Year	3.92%

Since Inception[1]	0.44%

ADVISOR CLASS SHARES[2]

1 Year	5.97%

Since Inception[1]	1.43%

1	Inception date: 12/12/2018.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of and certain other persons associated with, the Adviser and its affiliates or the Fund.

10 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,000.00	$3.23	0.64%
Hypothetical**	$1,000	$1,021.98	$3.26	0.64%
Class C
Actual	$1,000	$994.90	$7.34	1.46%
Hypothetical**	$1,000	$1,017.85	$7.43	1.46%
Advisor Class
Actual	$1,000	$1,001.00	$2.27	0.45%
Hypothetical**	$1,000	$1,022.94	$2.29	0.45%

*

Expenses are equal to the Fund’s annualized expense ratio (interest expense incurred) multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**	Assumes 5% annual return before expenses.

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 11

PORTFOLIO SUMMARY

October 31, 2023 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $108.7

1

The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

12 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS

October 31, 2023

		Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADE – 38.8%
Industrial – 24.1%
Basic – 1.1%
Berry Global, Inc. 4.875%, 07/15/2026(a)	U.S.$	43	$40,992
BHP Billiton Finance USA Ltd. 4.875%, 02/27/2026		152	149,601
5.25%, 09/08/2026		330	327,053
Celanese US Holdings LLC 6.35%, 11/15/2028		68	66,390
Glencore Funding LLC 1.625%, 09/01/2025(a)		408	376,865
4.00%, 03/27/2027(a)		46	42,928
Sherwin-Williams Co. (The) 3.45%, 06/01/2027		161	148,935

			1,152,764

Capital Goods – 2.2%
Boeing Co. (The) 2.196%, 02/04/2026		394	362,078
4.875%, 05/01/2025		371	364,504
Caterpillar Financial Services Corp. 0.80%, 11/13/2025		366	333,313
0.90%, 03/02/2026		169	152,379
4.80%, 01/06/2026		110	108,498
Series D 4.35%, 05/15/2026		153	149,154
John Deere Capital Corp. 0.70%, 01/15/2026		177	159,550
3.40%, 06/06/2025		99	95,900
4.15%, 09/15/2027		155	148,271
4.75%, 01/20/2028		123	119,486
4.80%, 01/09/2026		152	150,018
Regal Rexnord Corp. 6.05%, 02/15/2026(a)		149	146,531
RTX Corp. 3.125%, 05/04/2027		161	146,637

			2,436,319

Communications - Media – 1.0%
Charter Communications Operating LLC/Charter Communications Operating Capital 4.908%, 07/23/2025		376	367,642
Comcast Corp. 3.95%, 10/15/2025		155	150,365
DirecTV Financing LLC/DirecTV Financing Co-Obligor, Inc. 5.875%, 08/15/2027(a)		46	40,282

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 13

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Pinewood Finance Co., Ltd. 3.25%, 09/30/2025(a)	GBP	118	$135,366
Warnermedia Holdings, Inc. 3.638%, 03/15/2025	U.S.$	378	365,397

			1,059,052

Communications - Telecommunications – 1.0%
AT&T, Inc. 1.70%, 03/25/2026		407	369,446
Rogers Communications, Inc. 2.95%, 03/15/2025		266	254,331
Sprint LLC 7.625%, 03/01/2026		345	354,370
T-Mobile USA, Inc. 3.50%, 04/15/2025		156	150,721

			1,128,868

Consumer Cyclical - Automotive – 1.6%
General Motors Financial Co., Inc. 1.25%, 01/08/2026		228	204,302
2.75%, 06/20/2025		383	361,632
5.40%, 04/06/2026		123	120,360
6.05%, 10/10/2025		150	149,423
Honda Motor Co., Ltd. 2.534%, 03/10/2027		164	148,269
Hyundai Capital America 1.30%, 01/08/2026(a)		49	44,184
1.50%, 06/15/2026(a)		50	44,435
1.80%, 10/15/2025(a)		165	152,011
5.80%, 06/26/2025(a)		173	172,000
Nissan Motor Acceptance Co., LLC 1.85%, 09/16/2026(a)		6	5,200
2.75%, 03/09/2028(a)		66	54,720
Toyota Motor Credit Corp. 3.95%, 06/30/2025		154	150,145
4.45%, 05/18/2026		153	149,368

			1,756,049

Consumer Cyclical - Other – 0.5%
Las Vegas Sands Corp. 3.90%, 08/08/2029		150	129,647
Marriott International, Inc./MD 5.55%, 10/15/2028		200	194,822
Sands China Ltd. 5.375%, 08/08/2025(b)		200	192,698

			517,167

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Restaurants – 0.7%
McDonald’s Corp. 3.50%, 03/01/2027	U.S.$	158	$147,662
3.70%, 01/30/2026		328	315,379
Starbucks Corp. 3.80%, 08/15/2025		156	150,925
4.75%, 02/15/2026		152	149,294

			763,260

Consumer Cyclical - Retailers – 0.1%
TJX Cos., Inc. (The) 2.25%, 09/15/2026		163	149,678

Consumer Non-Cyclical – 8.4%
AbbVie, Inc. 2.95%, 11/21/2026		200	185,176
3.20%, 05/14/2026		238	224,339
3.60%, 05/14/2025		381	368,557
Altria Group, Inc. 2.35%, 05/06/2025		389	368,367
Amgen, Inc. 2.20%, 02/21/2027		227	203,428
3.125%, 05/01/2025		405	389,553
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. 3.65%, 02/01/2026		156	149,886
Astrazeneca Finance LLC 1.20%, 05/28/2026		168	151,056
AstraZeneca PLC 0.70%, 04/08/2026		169	151,100
BAT International Finance PLC 1.668%, 03/25/2026		168	151,292
Baxalta, Inc. 4.00%, 06/23/2025		379	367,808
Biogen, Inc. 4.05%, 09/15/2025		156	150,548
Campbell Soup Co. 3.95%, 03/15/2025		356	346,210
Cigna Group (The) 1.25%, 03/15/2026		168	151,134
4.50%, 02/25/2026		154	149,429
Conagra Brands, Inc. 4.60%, 11/01/2025		154	149,534
CVS Health Corp. 3.00%, 08/15/2026		161	149,257
5.00%, 02/20/2026		152	149,041
General Mills, Inc. 4.00%, 04/17/2025		399	388,323

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Gilead Sciences, Inc. 2.95%, 03/01/2027	U.S.$	149	$136,542
3.50%, 02/01/2025		155	150,620
3.65%, 03/01/2026		157	149,869
HCA, Inc. 5.25%, 06/15/2026		252	245,992
5.375%, 02/01/2025		152	150,393
5.375%, 09/01/2026		47	45,962
5.875%, 02/15/2026		151	149,665
Kenvue, Inc. 5.35%, 03/22/2026		247	246,010
5.50%, 03/22/2025		287	286,584
Kraft Heinz Foods Co. 3.00%, 06/01/2026		390	364,311
Merck & Co., Inc. 1.70%, 06/10/2027		169	148,965
Molson Coors Brewing Co. 3.00%, 07/15/2026		393	364,763
Mondelez International, Inc. 2.625%, 03/17/2027		164	148,412
Pfizer Investment Enterprises Pte Ltd. 4.45%, 05/19/2026		234	228,407
Philip Morris International, Inc. 1.50%, 05/01/2025		50	46,998
4.875%, 02/13/2026		399	391,782
4.875%, 02/15/2028		37	35,552
5.00%, 11/17/2025		151	149,173
Reynolds American, Inc. 4.45%, 06/12/2025		126	122,871
Royalty Pharma PLC 1.20%, 09/02/2025		167	152,322
Shire Acquisitions Investments Ireland DAC 3.20%, 09/23/2026		310	288,595
Stryker Corp. 3.375%, 11/01/2025		384	366,977
Tyson Foods, Inc. 4.00%, 03/01/2026		374	358,572

			9,073,375

Energy – 2.2%
BP Capital Markets America, Inc. 3.017%, 01/16/2027		122	112,661
Columbia Pipelines Holding Co. LLC 6.055%, 08/15/2026		276	275,382
Continental Resources, Inc./OK 2.268%, 11/15/2026(a)		29	25,717
EOG Resources, Inc. 4.15%, 01/15/2026		416	402,938

16 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

EQT Corp. 6.125%, 02/01/2025(b)	U.S.$	148	$147,557
Hess Corp. 4.30%, 04/01/2027		157	150,252
Marathon Oil Corp. 4.40%, 07/15/2027		381	356,905
Marathon Petroleum Corp. 4.70%, 05/01/2025		154	150,775
Occidental Petroleum Corp. 5.55%, 03/15/2026		14	13,810
ONEOK, Inc. 5.65%, 11/01/2028		214	208,858
Pioneer Natural Resources Co. 5.10%, 03/29/2026		392	387,660
Williams Cos., Inc. (The) 3.90%, 01/15/2025		155	150,930

			2,383,445

Services – 1.4%
Booking Holdings, Inc. 3.60%, 06/01/2026		437	416,063
Global Payments, Inc. 1.20%, 03/01/2026		170	151,504
GTCR W-2 Merger Sub LLC 7.50%, 01/15/2031(a)		200	197,222
Mastercard, Inc. 3.30%, 03/26/2027		257	239,943
PayPal Holdings, Inc. 2.65%, 10/01/2026		163	150,146
Verisk Analytics, Inc. 4.00%, 06/15/2025		379	367,043

			1,521,921

Technology – 2.7%
Apple, Inc. 0.70%, 02/08/2026		167	150,818
2.05%, 09/11/2026		164	150,298
2.45%, 08/04/2026		161	149,535
3.35%, 02/09/2027		130	122,570
Fiserv, Inc. 3.20%, 07/01/2026		391	365,245
Intel Corp. 4.875%, 02/10/2026		151	148,912
International Business Machines Corp. 3.30%, 05/15/2026		158	149,452
4.00%, 07/27/2025		154	149,965
4.50%, 02/06/2026		153	149,293
Intuit, Inc. 5.25%, 09/15/2026		160	159,498

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Oracle Corp. 1.65%, 03/25/2026	U.S.$	166	$150,497
2.50%, 04/01/2025		385	367,325
2.65%, 07/15/2026		68	62,572
Skyworks Solutions, Inc. 1.80%, 06/01/2026		165	147,305
VMware, Inc. 4.50%, 05/15/2025		154	150,406
Western Digital Corp. 4.75%, 02/15/2026		378	354,439

			2,928,130

Transportation - Airlines – 0.5%
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.50%, 10/20/2025(a)		379	368,324
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd. 6.50%, 06/20/2027(a)		207	204,541

			572,865

Transportation - Railroads – 0.0%
Union Pacific Corp. 3.95%, 09/10/2028		9	8,419

Transportation - Services – 0.7%
ERAC USA Finance LLC 3.80%, 11/01/2025(a)		420	403,419
United Parcel Service, Inc. 3.90%, 04/01/2025		377	368,159

			771,578

			26,222,890

Financial Institutions – 13.8%
Banking – 11.3%
Ally Financial, Inc.
4.75%, 06/09/2027		64	57,946
5.80%, 05/01/2025		395	386,626
American Express Co. 2.25%, 03/04/2025		159	151,247
3.95%, 08/01/2025		128	123,670
4.20%, 11/06/2025		155	150,055
4.99%, 05/01/2026		297	291,295
Banco Santander SA 1.722%, 09/14/2027		200	173,478
Bank of America Corp. 1.53%, 12/06/2025		87	82,167
2.015%, 02/13/2026		176	165,952
2.456%, 10/22/2025		158	151,860
3.366%, 01/23/2026		157	150,863
3.384%, 04/02/2026		161	154,217

18 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series L 3.95%, 04/21/2025	U.S.$	129	$124,712
Bank of New York Mellon Corp. (The) 4.414%, 07/24/2026		63	61,177
4.947%, 04/26/2027		153	148,685
Citigroup, Inc. 1.462%, 06/09/2027		170	149,602
3.106%, 04/08/2026		158	150,730
3.29%, 03/17/2026		266	254,682
3.40%, 05/01/2026		132	124,127
3.70%, 01/12/2026		158	150,339
Credit Agricole SA 4.375%, 03/17/2025(a)		200	193,314
Deutsche Bank AG/New York NY 2.129%, 11/24/2026		557	502,492
7.146%, 07/13/2027		364	363,487
Fifth Third Bancorp 2.375%, 01/28/2025		160	152,125
Goldman Sachs Group, Inc. (The) 0.855%, 02/12/2026		429	397,893
3.50%, 04/01/2025		316	304,169
3.75%, 05/22/2025		129	124,339
JPMorgan Chase & Co. 1.561%, 12/10/2025		217	205,414
2.005%, 03/13/2026		156	147,169
2.083%, 04/22/2026		325	305,406
4.08%, 04/26/2026		50	48,459
5.546%, 12/15/2025		125	124,071
Lloyds Banking Group PLC 3.75%, 03/18/2028		545	496,588
Macquarie Group Ltd. 1.34%, 01/12/2027(a)		294	262,827
5.108%, 08/09/2026(a)		154	151,457
Morgan Stanley 2.188%, 04/28/2026		161	151,424
2.63%, 02/18/2026		296	281,824
4.679%, 07/17/2026		409	397,348
Nationwide Building Society 6.557%, 10/18/2027(a)		210	209,574
PNC Financial Services Group, Inc. (The) 4.758%, 01/26/2027		172	165,473
5.812%, 06/12/2026		413	407,532
6.615%, 10/20/2027		147	147,375
Royal Bank of Canada Series G 4.65%, 01/27/2026		155	150,215

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Santander Holdings USA, Inc. 3.244%, 10/05/2026	U.S.$	47	$42,189
3.45%, 06/02/2025		197	186,248
Santander UK Group Holdings PLC 6.833%, 11/21/2026		359	358,526
State Street Corp. 5.104%, 05/18/2026		152	149,778
Sumitomo Mitsui Financial Group, Inc. 2.632%, 07/14/2026		296	270,870
3.352%, 10/18/2027		75	67,622
3.784%, 03/09/2026		441	418,844
Toronto-Dominion Bank (The) 0.75%, 01/06/2026		169	151,072
5.103%, 01/09/2026		152	149,655
Truist Financial Corp. 4.26%, 07/28/2026		378	361,992
5.90%, 10/28/2026		152	148,881
6.047%, 06/08/2027		209	204,582
US Bancorp 6.787%, 10/26/2027		84	84,582
Wells Fargo & Co. 2.164%, 02/11/2026		101	95,546
2.188%, 04/30/2026		161	151,456
2.406%, 10/30/2025		319	306,106
3.908%, 04/25/2026		156	150,423
4.54%, 08/15/2026		125	121,142

			12,312,919

Finance – 0.4%
Air Lease Corp. 3.375%, 07/01/2025		387	367,290
Aviation Capital Group LLC 6.75%, 10/25/2028(a)		80	78,898

			446,188

Insurance – 0.3%
UnitedHealth Group, Inc. 2.95%, 10/15/2027		163	148,292
3.75%, 07/15/2025		155	150,950

			299,242

REITs – 1.8%
American Tower Corp. 4.00%, 06/01/2025		330	318,896
5.80%, 11/15/2028		53	51,765
Boston Properties LP 2.75%, 10/01/2026		27	23,870
3.20%, 01/15/2025		159	152,153
3.65%, 02/01/2026		314	291,841

20 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

GLP Capital LP/GLP Financing II, Inc. 5.375%, 04/15/2026	U.S.$	421	$403,794
Simon Property Group LP 3.50%, 09/01/2025		157	150,426
WEA Finance LLC 2.875%, 01/15/2027(a)		249	213,007
Welltower OP LLC 4.00%, 06/01/2025		380	367,456

			1,973,208

			15,031,557

Utility – 0.9%
Electric – 0.9%
American Electric Power Co., Inc. 5.699%, 08/15/2025		142	140,846
DTE Energy Co. Series F 1.05%, 06/01/2025		164	151,559
NextEra Energy Capital Holdings, Inc. 6.051%, 03/01/2025		150	149,935
Pacific Gas and Electric Co. 3.45%, 07/01/2025		372	352,608
WEC Energy Group, Inc. 4.75%, 01/09/2026		153	149,181

			944,129

Total Corporates - Investment Grade (cost $42,683,083)			42,198,576

GOVERNMENTS - TREASURIES – 31.9%
United States – 31.9%
U.S. Treasury Notes 3.50%, 01/31/2028(c)		865	820,669
3.50%, 01/31/2030		380	351,163
3.50%, 02/15/2033		605	542,539
3.875%, 01/15/2026(d)		2,828	2,760,049
3.875%, 11/30/2027		4,167	4,016,405
3.875%, 12/31/2027		816	786,165
4.00%, 02/29/2028		1,675	1,620,369
4.125%, 10/31/2027		103	100,053
4.125%, 07/31/2028		3,357	3,258,485
4.25%, 12/31/2024(e)		1,042	1,029,044
4.25%, 05/31/2025		3,930	3,872,399
4.375%, 10/31/2024		1,750	1,731,680
4.375%, 08/31/2028		3,161	3,101,928
4.50%, 11/30/2024		2,732	2,704,878

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

4.625%, 09/30/2028	U.S.$	4,330	$4,292,112
5.00%, 09/30/2025		3,657	3,649,572

Total Governments - Treasuries (cost $35,310,963)			34,637,510

COLLATERALIZED MORTGAGE OBLIGATIONS – 9.2%
Risk Share Floating Rate – 9.1%
Bellemeade Re Ltd. Series 2019-1A, Class M2 8.139% (LIBOR 1 Month + 2.70%), 03/25/2029(a)(f)		107	107,574
Series 2019-4A, Class M2
8.289% (LIBOR 1 Month + 2.85%), 10/25/2029(a)(f)		150	151,265
Series 2021-16A, Class M1A 7.521% (SOFR + 2.20%), 10/25/2033(f)		200	200,533
Series 2022-1, Class M1B 7.471% (SOFR + 2.15%), 01/26/2032(a)(f)		193	192,695
Series 2022-2, Class M1A 9.321% (SOFR + 4.00%), 09/27/2032(a)(f)		200	205,042
Connecticut Avenue Securities Trust Series 2022-R04, Class 1M1 7.321% (SOFR + 2.00%), 03/25/2042(a)(f)		264	265,336
Series 2022-R06, Class 1M1 8.071% (SOFR + 2.75%), 05/25/2042(a)(f)		252	257,949
Series 2022-R08, Class 1M1 7.871% (SOFR + 2.55%), 07/25/2042(a)(f)		507	515,050
Series 2023-R01, Class 1M1 7.721% (SOFR + 2.40%), 12/25/2042(a)(f)		322	325,355
Series 2023-R02, Class 1M1 7.621% (SOFR + 2.30%), 01/25/2043(a)(f)		338	342,629
Series 2023-R03, Class 2M1 7.821% (SOFR + 2.50%), 04/25/2043(a)(f)		487	492,475
Series 2023-R04, Class 1M1 7.621% (SOFR + 2.30%), 05/25/2043(a)(f)		518	524,460
Series 2023-R05, Class 1M1 7.221% (SOFR + 1.90%), 06/25/2043(a)(f)		212	212,808
Series 2023-R06, Class 1M1 7.021% (SOFR + 1.70%), 07/25/2043(a)(f)		280	280,336
Series 2023-R07, Class 2M1 7.271% (SOFR + 1.95%), 09/25/2043(a)(f)		314	314,807
Eagle Re Ltd. Series 2021-2, Class M1B 7.371% (SOFR + 2.05%), 04/25/2034(a)(f)		150	150,041
Series 2023-1, Class M1A 7.321% (SOFR + 2.00%), 09/26/2033(f)		350	350,204

22 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes
Series 2015-HQA1, Class M3
10.135% (SOFR + 4.81%), 03/25/2028(f)	U.S.$	63	$64,720
Series 2019-DNA4, Class M2 7.385% (SOFR + 2.06%), 10/25/2049(a)(f)		1	517
Series 2020-DNA1, Class M2 7.135% (SOFR + 1.81%), 01/25/2050(a)(f)		17	17,328
Series 2021-DNA1, Class M2 7.121% (SOFR + 1.80%), 01/25/2051(a)(f)		173	171,858
Series 2021-DNA5, Class M2 6.971% (SOFR + 1.65%), 01/25/2034(a)(f)		50	50,334
Series 2021-DNA6, Class M2 6.821% (SOFR + 1.50%), 10/25/2041(a)(f)		150	147,722
Series 2021-DNA7, Class M1 6.171% (SOFR + 0.85%), 11/25/2041(a)(f)		168	166,341
Series 2021-DNA7, Class M2 7.121% (SOFR + 1.80%), 11/25/2041(a)(f)		225	220,997
Series 2021-HQA4, Class M1 6.271% (SOFR + 0.95%), 12/25/2041(a)(f)		490	483,251
Series 2022-DNA2, Class M1B 7.721% (SOFR + 2.40%), 02/25/2042(a)(f)		144	144,269
Series 2022-DNA7, Class M1A 7.821% (SOFR + 2.50%), 03/25/2052(a)(f)		486	492,360
Series 2022-HQA1, Class M1B 8.821% (SOFR + 3.50%), 03/25/2042(a)(f)		20	20,459
Series 2022-HQA2, Class M1B 9.321% (SOFR + 4.00%), 07/25/2042(a)(f)		184	192,479
Series 2022-HQA3, Class M1A 7.621% (SOFR + 2.30%), 08/25/2042(a)(f)		122	123,052
Series 2023-DNA1, Class M1A 7.421% (SOFR + 2.10%), 03/25/2043(a)(f)		529	532,459
Series 2023-DNA2, Class M1A 7.421% (SOFR + 2.10%), 04/25/2043(a)(f)		423	425,989
Series 2023-HQA1, Class M1A 7.321% (SOFR + 2.00%), 05/25/2043(a)(f)		188	188,686
Series 2023-HQA2, Class M1A 7.321% (SOFR + 2.00%), 06/25/2043(f)		133	133,436
Federal National Mortgage Association Connecticut Avenue Securities Series 2015-C04, Class 2M2 10.985% (SOFR + 5.66%), 04/25/2028(f)		2	2,016
Series 2016-C01, Class 2M2 12.385% (SOFR + 7.06%), 08/25/2028(f)		6	6,748
Series 2016-C04, Class 1B 15.685% (SOFR + 10.36%), 01/25/2029(f)		118	132,790

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2017-C06, Class 2M2 8.235% (SOFR + 2.91%), 02/25/2030(f)	U.S.$	337	$345,829
Series 2021-R02, Class 2M2 7.321% (SOFR + 2.00%), 11/25/2041(a)(f)		230	225,710
Home Re Ltd. Series 2020-1, Class M2 10.689% (LIBOR 1 Month + 5.25%), 10/25/2030(a)(f)		66	66,133
Series 2023-1, Class 1MA 7.471% (SOFR + 2.15%), 10/25/2033(a)(f)		550	550,258
PMT Credit Risk Transfer Trust Series 2019-2R, Class A 9.191% (SOFR + 3.86%), 05/30/2025(a)(f)		26	25,739
Series 2019-3R, Class A 9.135% (SOFR + 3.81%), 11/27/2031(a)(f)		13	12,915
Triangle Re Ltd. Series 2021-3, Class M1A 7.221% (SOFR + 1.90%), 02/25/2034(a)(f)		39	39,505

			9,872,459

Agency Fixed Rate – 0.1%
Federal Home Loan Mortgage Corp. REMICs Series 4913, Class IO 6.00%, 04/15/2041(g)		65	13,138
Federal National Mortgage Association REMICs Series 2012-120, Class CI 3.50%, 12/25/2031(g)		80	1,780
Series 2016-26, Class IO 5.00%, 05/25/2046(g)		143	21,713
Series 2016-31, Class IO 5.00%, 06/25/2046(g)		192	30,983
Series 2016-64, Class BI 5.00%, 09/25/2046(g)		23	3,263

			70,877

Agency Floating Rate – 0.0%
Federal Home Loan Mortgage Corp. REMICs Series 4372, Class JS 0.665% (5.99% – SOFR), 08/15/2044(f)(h)		82	5,777
Federal National Mortgage Association REMICs Series 2012-17, Class ES 1.115% (6.44% – SOFR), 03/25/2041(f)(h)		53	1,427
Series 2012-17, Class SE 0.515% (5.84% – SOFR), 03/25/2042(f)(h)		60	5,044
Series 2019-25, Class SA 0.615% (5.94% – SOFR), 06/25/2049(f)(h)		40	3,082

24 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2019-42, Class SQ 0.615% (5.94% – SOFR), 08/25/2049(f)(h)	U.S.$	35	$3,077

			18,407

Total Collateralized Mortgage Obligations (cost $9,927,618)			9,961,743

ASSET-BACKED SECURITIES – 6.5%
Other ABS - Fixed Rate – 4.0%
Affirm Asset Securitization Trust Series 2023-A, Class A 6.61%, 01/18/2028(a)		383	380,834
Series 2023-B, Class A 6.82%, 09/15/2028		150	150,055
BHG Securitization Trust Series 2023-A, Class A 5.55%, 04/17/2036(a)		141	138,905
Series 2023-B, Class A 7.35%, 12/17/2036		300	299,960
Dext ABS LLC Series 2023-1, Class A2 5.99%, 03/15/2032(a)		210	206,742
Granite Park Equipment Leasing LLC Series 2023-1A, Class A3 6.46%, 09/20/2032		250	248,730
Lendmark Funding Trust Series 2023-1A, Class A 5.59%, 05/20/2033(a)		210	206,437
Mariner Finance Issuance Trust Series 2023-AA, Class A 6.70%, 10/22/2035		500	499,326
Pagaya AI Debt Trust Series 2023-1, Class A 7.556%, 07/15/2030(a)		76	75,905
Series 2023-3, Class A 7.60%, 12/16/2030(a)		80	80,024
Series 2023-5, Class A 7.179%, 04/15/2031		209	209,536
Series 2023-6, Class A 7.128%, 06/16/2031		100	99,959
Prosper Marketplace Issuance Trust Series 2023-1A, Class A 7.06%, 07/16/2029		465	464,638
Reach ABS Trust Series 2023-1A, Class A 7.05%, 02/18/2031		202	202,579

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Theorem Funding Trust Series 2022-1A, Class A 1.85%, 02/15/2028(a)	U.S.$	20	$19,579
Series 2022-3A, Class A 7.60%, 04/15/2029(a)		152	152,560
Series 2023-1A, Class A 7.58%, 04/15/2029(a)		136	136,213
Upstart Securitization Trust Series 2023-2, Class A 6.77%, 06/20/2033		210	209,561
Series 2023-3 6.90%, 10/20/2033		160	159,292
Verdant Receivables LLC Series 2023-1A, Class A2 6.24%, 01/13/2031		460	457,123

			4,397,958

Autos - Fixed Rate – 2.3%
ACM Auto Trust Series 2023-1A, Class A 6.61%, 01/22/2030(a)		51	51,398
FHF Trust Series 2023-1A, Class A2 6.57%, 06/15/2028(a)		202	198,863
Foursight Capital Automobile Receivables Trust Series 2023-1, Class A2 5.43%, 10/15/2026(a)		135	134,287
Lendbuzz Securitization Trust Series 2023-1A, Class A2 6.92%, 08/15/2028(a)		174	173,404
7.50%, 12/15/2028		150	149,991
Series 2023-2A, Class A2 7.09%, 10/16/2028(a)		210	209,027
Lobel Automobile Receivables Trust Series 2023-1, Class A 6.97%, 07/15/2026(a)		135	134,584
Series 2023-2, Class A 7.59%, 04/16/2029		250	250,032
Merchants Fleet Funding LLC Series 2023-1A, Class A 7.21%, 05/20/2036(a)		550	550,533
Research-Driven Pagaya Motor Asset Trust Series 2023-3A, Class A 7.13%, 01/26/2032		500	500,100
Tricolor Auto Securitization Trust Series 2023-1A, Class A 6.48%, 08/17/2026(a)		105	105,116

26 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

United Auto Credit Securitization Trust Series 2023-1, Class A 5.57%, 07/10/2025(a)	U.S.$	49	$48,509

			2,505,844

Credit Cards - Fixed Rate – 0.2%
Mission Lane Credit Card Master Trust Series 2023-A, Class A 7.23%, 07/17/2028(a)		200	197,997

Total Asset-Backed Securities (cost $7,124,249)			7,101,799

CORPORATES - NON-INVESTMENT GRADE – 6.2%
Industrial – 5.8%
Basic – 0.1%
Arsenal AIC Parent LLC 8.00%, 10/01/2030(a)		38	37,523
ASP Unifrax Holdings, Inc. 5.25%, 09/30/2028(a)		10	6,798
Sealed Air Corp./Sealed Air Corp. US 6.125%, 02/01/2028(a)		27	25,680

			70,001

Capital Goods – 0.8%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 4.125%, 08/15/2026(a)		200	176,524
Ball Corp. 6.00%, 06/15/2029		97	92,904
Chart Industries, Inc. 7.50%, 01/01/2030(a)		25	24,563
Eco Material Technologies, Inc. 7.875%, 01/31/2027(a)		92	87,323
Emerald Debt Merger Sub LLC 6.625%, 12/15/2030(a)		69	65,692
Gates Global LLC/Gates Corp. 6.25%, 01/15/2026(a)		61	59,612
LSB Industries, Inc. 6.25%, 10/15/2028(a)(b)		110	97,727
Renk AG/Frankfurt am Main 5.75%, 07/15/2025(a)	EUR	100	104,139
Trinity Industries, Inc. 7.75%, 07/15/2028(a)	U.S.$	174	171,835

			880,319

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Communications - Media – 0.6%
AMC Networks, Inc. 4.75%, 08/01/2025	U.S.$	85	$77,549
Banijay Entertainment SASU 7.00%, 05/01/2029(a)	EUR	170	178,031
CCO Holdings LLC/CCO Holdings Capital Corp. 4.50%, 08/15/2030(a)	U.S.$	26	20,874
5.125%, 05/01/2027(a)		59	54,277
Clear Channel Outdoor Holdings, Inc. 5.125%, 08/15/2027(a)		60	53,304
DISH DBS Corp. 5.25%, 12/01/2026(a)		87	70,286
5.75%, 12/01/2028(a)		32	22,878
McGraw-Hill Education, Inc. 5.75%, 08/01/2028(a)		56	47,224
Radiate Holdco LLC/Radiate Finance, Inc. 4.50%, 09/15/2026(a)		85	65,168
Sirius XM Radio, Inc. 3.875%, 09/01/2031(a)		12	9,028
4.00%, 07/15/2028(a)		62	52,707
5.00%, 08/01/2027(a)		70	64,273

			715,599

Consumer Cyclical - Automotive – 0.1%
Tenneco, Inc. 8.00%, 11/17/2028(a)		79	63,397

Consumer Cyclical - Entertainment – 0.7%
Carnival Corp. 4.00%, 08/01/2028(a)		36	31,335
5.75%, 03/01/2027(a)		62	55,337
7.00%, 08/15/2029(a)		122	119,560
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op 5.50%, 05/01/2025(a)		29	28,441
Lindblad Expeditions LLC 6.75%, 02/15/2027(a)		28	25,431
NCL Corp. Ltd. 8.125%, 01/15/2029(a)		135	131,975
Royal Caribbean Cruises Ltd. 5.375%, 07/15/2027(a)		42	38,710
5.50%, 08/31/2026(a)		31	29,302
7.25%, 01/15/2030(a)		20	19,767
11.50%, 06/01/2025(a)		17	17,981
SeaWorld Parks & Entertainment, Inc. 8.75%, 05/01/2025(a)		20	20,307

28 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Viking Cruises Ltd. 5.875%, 09/15/2027(a)	U.S.$	12	$10,807
Viking Ocean Cruises Ship VII Ltd. 5.625%, 02/15/2029(a)		14	12,386
VOC Escrow Ltd. 5.00%, 02/15/2028(a)		226	203,357

			744,696

Consumer Cyclical - Other – 0.3%
Brookfield Residential Properties, Inc./Brookfield Residential US LLC 6.25%, 09/15/2027(a)		86	75,231
Caesars Entertainment, Inc. 7.00%, 02/15/2030(a)		40	38,501
Churchill Downs, Inc. 4.75%, 01/15/2028(a)		59	52,978
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc 4.875%, 07/01/2031(a)		9	7,144
5.00%, 06/01/2029(a)		45	37,866
MGM Resorts International 4.75%, 10/15/2028		7	6,111
Shea Homes LP/Shea Homes Funding Corp. 4.75%, 02/15/2028		11	9,721
Taylor Morrison Communities, Inc. 5.875%, 06/15/2027(a)		15	14,062
Travel + Leisure Co. 6.625%, 07/31/2026(a)		20	19,468
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.25%, 05/15/2027(a)		33	30,533

			291,615

Consumer Cyclical - Restaurants – 0.0%
1011778 BC ULC/New Red Finance, Inc. 3.875%, 01/15/2028(a)		17	15,191
4.375%, 01/15/2028(a)		35	31,516

			46,707

Consumer Cyclical - Retailers – 0.3%
Bath & Body Works, Inc. 7.50%, 06/15/2029		64	62,573
9.375%, 07/01/2025(a)		6	6,182
Beacon Roofing Supply, Inc. 6.50%, 08/01/2030(a)		31	29,614
eG Global Finance PLC 4.375%, 02/07/2025(a)	EUR	133	137,775
Staples, Inc. 7.50%, 04/15/2026(a)	U.S.$	15	12,223

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Wolverine World Wide, Inc. 4.00%, 08/15/2029(a)	U.S.$	81	$60,317

			308,684

Consumer Non-Cyclical – 0.5%
Bausch & Lomb Escrow Corp. 8.375%, 10/01/2028(a)		190	188,831
Coty, Inc./HFC Prestige Products, Inc./HFC Prestige International US LLC 6.625%, 07/15/2030(a)		76	72,749
Elanco Animal Health, Inc. 6.65%, 08/28/2028(b)		82	78,424
Embecta Corp. 5.00%, 02/15/2030(a)		48	38,099
Legacy LifePoint Health LLC 4.375%, 02/15/2027(a)		114	94,243
Medline Borrower LP 3.875%, 04/01/2029(a)		26	21,942
Newell Brands, Inc. 4.875%, 06/01/2025		7	6,723
5.20%, 04/01/2026(b)		26	24,532
6.375%, 09/15/2027		15	14,049
US Acute Care Solutions LLC 6.375%, 03/01/2026(a)		81	69,202

			608,794

Energy – 1.1%
Blue Racer Midstream LLC/Blue Racer Finance Corp. 7.625%, 12/15/2025(a)		8	8,011
CITGO Petroleum Corp. 7.00%, 06/15/2025(a)		33	32,455
8.375%, 01/15/2029(a)		186	184,214
Civitas Resources, Inc. 5.00%, 10/15/2026(a)		30	28,057
8.375%, 07/01/2028(a)		179	180,285
Crescent Energy Finance LLC 7.25%, 05/01/2026(a)		28	27,086
9.25%, 02/15/2028(a)		88	89,242
Genesis Energy LP/Genesis Energy Finance Corp. 7.75%, 02/01/2028		15	14,146
8.00%, 01/15/2027		21	20,196
Howard Midstream Energy Partners LLC 8.875%, 07/15/2028(a)		107	107,899
Nabors Industries Ltd. 7.25%, 01/15/2026(a)		12	11,243

30 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Nabors Industries, Inc. 7.375%, 05/15/2027(a)	U.S.$	11	$10,288
New Fortress Energy, Inc. 6.50%, 09/30/2026(a)		96	85,939
6.75%, 09/15/2025(a)		75	69,617
NGL Energy Operating LLC/NGL Energy Finance Corp. 7.50%, 02/01/2026(a)		44	42,962
Summit Midstream Holdings LLC/Summit Midstream Finance Corp. 9.00%, 10/15/2026(a)(b)		40	38,402
Venture Global LNG, Inc. 8.125%, 06/01/2028(a)		131	127,185
9.50%, 02/01/2029(a)		70	71,002
9.875%, 02/01/2032(a)		66	66,940

			1,215,169

Other Industrial – 0.1%
Ritchie Bros Holdings, Inc. 6.75%, 03/15/2028(a)		78	76,867

Services – 0.5%
ADT Security Corp. (The) 4.875%, 07/15/2032(a)		7	5,854
Allied Universal Holdco LLC/Allied Universal Finance Corp. 6.625%, 07/15/2026(a)		57	53,362
ANGI Group LLC 3.875%, 08/15/2028(a)		127	95,451
APX Group, Inc. 6.75%, 02/15/2027(a)		53	51,196
Garda World Security Corp. 7.75%, 02/15/2028(a)		103	99,026
MPH Acquisition Holdings LLC 5.75%, 11/01/2028(a)		78	58,179
Neptune Bidco US, Inc. 9.29%, 04/15/2029(a)		108	95,398
Prime Security Services Borrower LLC/Prime Finance, Inc. 3.375%, 08/31/2027(a)		23	20,338
6.25%, 01/15/2028(a)		82	76,115
ZipRecruiter, Inc. 5.00%, 01/15/2030(a)		63	49,163

			604,082

Technology – 0.3%
Gen Digital, Inc. 6.75%, 09/30/2027(a)		42	40,922

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

NCR Voyix Corp. 5.00%, 10/01/2028(a)	U.S.$	105	$90,706
Presidio Holdings, Inc. 4.875%, 02/01/2027(a)		56	51,182
Seagate HDD Cayman 8.25%, 12/15/2029(a)		97	98,749
Virtusa Corp. 7.125%, 12/15/2028(a)		10	7,959

			289,518

Transportation - Airlines – 0.1%
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd. 5.75%, 01/20/2026(a)		94	69,393

Transportation - Services – 0.3%
Albion Financing 1 SARL/Aggreko Holdings, Inc. 6.125%, 10/15/2026(a)		200	185,026
Loxam SAS 4.50%, 02/15/2027(a)	EUR	100	99,197

			284,223

			6,269,064

Financial Institutions – 0.4%
Banking – 0.1%
Bread Financial Holdings, Inc. 7.00%, 01/15/2026(a)	U.S.$	127	115,992

Brokerage – 0.1%
Osaic Holdings, Inc. 10.75%, 08/01/2027(a)		52	51,721

Finance – 0.2%
Castlelake Aviation Finance DAC 5.00%, 04/15/2027(a)		62	54,704
Curo Group Holdings Corp. 7.50%, 08/01/2028(a)		53	20,868
GGAM Finance Ltd. 7.75%, 05/15/2026(a)		51	50,618
8.00%, 06/15/2028(a)		77	76,024
SLM Corp. 3.125%, 11/02/2026		23	19,995

			222,209

			389,922

32 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Utility – 0.0%
Other Utility – 0.0%
Solaris Midstream Holdings LLC 7.625%, 04/01/2026(a)	U.S.$	25	$23,895

Total Corporates - Non-Investment Grade (cost $7,043,237)			6,682,881

COLLATERALIZED LOAN OBLIGATIONS – 3.5%
CLO - Floating Rate – 3.5%
AGL CLO 16 Ltd. Series 2021-16A, Class A 6.807% (SOFR + 1.39%), 01/20/2035(a)(f)		500	493,508
Ballyrock CLO 15 Ltd. Series 2021-1A, Class C 8.756% (SOFR + 3.36%), 04/15/2034(a)(f)		250	233,890
Dryden 78 CLO Ltd. Series 2020-78A, Class A 6.844% (SOFR + 1.44%), 04/17/2033(a)(f)		550	545,483
Galaxy 30 CLO Ltd. Series 2022-30A, Class D 8.744% (SOFR + 3.35%), 04/15/2035(a)(f)		250	229,479
Neuberger Berman Loan Advisers CLO 42 Ltd Series 2021-42A, Class A 6.756% (SOFR + 1.36%), 07/16/2035(a)(f)		500	496,126
Palmer Square CLO Ltd. Series 2021-3A, Class D 8.606% (SOFR + 3.21%), 01/15/2035(a)(f)		250	240,253
PPM CLO 5 Ltd. Series 2021-5A, Class A 6.857% (SOFR + 1.46%), 10/18/2034(a)(f)		500	491,127
Rad CLO 14 Ltd. Series 2021-14A, Class A 6.826% (SOFR + 1.43%), 01/15/2035(a)(f)		550	543,939
Regatta XXIV Funding Ltd. Series 2021-5A, Class D 8.777% (SOFR + 3.36%), 01/20/2035(a)(f)		250	243,552
Rockford Tower CLO Ltd. Series 2021-2A, Class D 8.927% (SOFR + 3.51%), 07/20/2034(a)(f)		250	240,046

Total Collateralized Loan Obligations (cost $3,816,976)			3,757,403

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES – 1.7%
Non-Agency Fixed Rate CMBS – 1.5%
BAMLL Commercial Mortgage Securities Trust Series 2013-WBRK, Class D 3.534%, 03/10/2037(a)	U.S.$	100	$80,156
BANK Series 2020-BN28, Class XA 1.76%, 03/15/2063(g)		2,030	179,173
Series 2020-BN29, Class XA 1.329%, 11/15/2053(g)		976	64,722
Barclays Commercial Mortgage Trust Series 2019-C3, Class XA 1.309%, 05/15/2052(g)		956	51,296
BBCMS Mortgage Trust Series 2017-C1, Class XA 1.455%, 02/15/2050(g)		1,292	48,294
CD Mortgage Trust Series 2016-CD1, Class XA 1.363%, 08/10/2049(g)		1,483	38,743
CFCRE Commercial Mortgage Trust Series 2016-C4, Class XA 1.603%, 05/10/2058(g)		79	2,244
Series 2017-C8, Class XA 1.477%, 06/15/2050(g)		272	10,511
Citigroup Commercial Mortgage Trust Series 2017-P7, Class XA 1.086%, 04/14/2050(g)		797	22,590
Commercial Mortgage Trust Series 2014-CR16, Class D 4.916%, 04/10/2047(a)		100	74,909
Series 2016-DC2, Class XA 0.92%, 02/10/2049(g)		2,354	36,669
GS Mortgage Securities Trust Series 2013-GC13, Class D 3.828%, 07/10/2046(a)		100	36,891
Series 2016-GS3, Class XA 1.193%, 10/10/2049(g)		1,270	32,762
Series 2017-GS5, Class XA 0.826%, 03/10/2050(g)		1,407	30,170
Series 2017-GS7, Class XA 1.079%, 08/10/2050(g)		3,259	99,020
Series 2019-GC39, Class XA 1.106%, 05/10/2052(g)		4,506	175,133
JPMBB Commercial Mortgage Securities Trust Series 2013-C14, Class D 4.15%, 08/15/2046(a)		75	31,275

34 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

JPMorgan Chase Commercial Mortgage Securities Trust Series 2012-LC9, Class G 3.784%, 12/15/2047(a)	U.S.$	100	$57,000
Series 2013-LC11, Class B 3.499%, 04/15/2046		110	92,538
UBS Commercial Mortgage Trust Series 2017-C1, Class XA 1.522%, 06/15/2050(g)		1,031	41,829
Series 2017-C2, Class XA 1.069%, 08/15/2050(g)		1,993	61,649
Series 2018-C14, Class XA 0.882%, 12/15/2051(g)		804	27,581
Series 2018-C15, Class XA 0.896%, 12/15/2051(g)		590	20,189
Series 2019-C18, Class XA 1.009%, 12/15/2052(g)		1,248	49,408
UBS-Barclays Commercial Mortgage Trust Series 2013-C6, Class D 3.97%, 04/10/2046(a)		80	65,469
Wells Fargo Commercial Mortgage Trust Series 2016-LC24, Class XA 1.601%, 10/15/2049(g)		766	26,511
Series 2018-C48, Class XA 0.935%, 01/15/2052(g)		754	27,412
Series 2019-C52, Class XA 1.602%, 08/15/2052(g)		925	56,519
WF-RBS Commercial Mortgage Trust Series 2011-C4, Class D 4.979%, 06/15/2044(a)		60	49,086
Series 2011-C4, Class E 4.979%, 06/15/2044(a)		25	17,169

			1,606,918

Non-Agency Floating Rate CMBS – 0.2%
BFLD Trust Series 2019-DPLO, Class E 7.689% (SOFR + 2.35%), 10/15/2034(a)(f)		10	9,773
Great Wolf Trust Series 2019-WOLF, Class D 7.382% (SOFR + 2.05%), 12/15/2036(a)(f)		45	44,263
Morgan Stanley Capital I Trust Series 2019-BPR, Class D 9.907% (SOFR + 4.59%), 05/15/2036(a)(f)		133	123,445

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Starwood Retail Property Trust Series 2014-STAR, Class A 8.50% (PRIME + 0.00%), 11/15/2027(a)(f)	U.S.$	81	$57,885

			235,366

Total Commercial Mortgage-Backed Securities (cost $2,100,000)			1,842,284

BANK LOANS – 0.7%
Industrial – 0.6%
Capital Goods – 0.0%
Chariot Buyer LLC 8.674% (SOFR 1 Month + 3.25%), 11/03/2028(i)		10	9,530

Communications - Telecommunications – 0.1%
Crown Subsea Communications Holding, Inc. 10.435% (SOFR 1 Month + 5.00%), 04/27/2027(i)		40	40,001
DIRECTV Financing, LLC 10.439% (SOFR 1 Month + 5.00%), 08/02/2027(i)		25	23,902
Zacapa SARL 9.390% (SOFR 3 Month + 4.00%), 03/22/2029(i)		43	42,101

			106,004

Consumer Cyclical - Automotive – 0.0%
Garrett Motion SARL
9.883% (SOFR 3 Month + 4.50%), 04/30/2028(i)(j)		17	17,143
10.131% (SOFR 3 Month + 4.50%), 04/30/2028(i)(j)		26	25,714

			42,857

Consumer Cyclical - Entertainment – 0.1%
Seaworld Parks & Entertainment, Inc. 8.439% (SOFR 1 Month + 3.00%), 08/25/2028(i)		140	139,731

Energy – 0.2%
GIP II Blue Holding, L.P. 9.939% (SOFR 1 Month + 4.50%), 09/29/2028(i)		67	67,293
Parkway Generation, LLC 10.395% (SOFR 3 Month + 4.75%), 02/18/2029(i)		118	113,407

			180,700

36 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)		U.S. $ Value

Other Industrial – 0.1%
American Tire Distributors, Inc. 11.905% (SOFR 3 Month + 6.25%), 10/20/2028(i)	U.S.$	59		$50,338
Rockwood Service Corporation 9.439% (SOFR 1 Month + 4.00%), 01/23/2027(i)		3		2,975

				53,313

Technology – 0.1%
Amentum Government Services Holdings LLC 9.439% (SOFR 1 Month + 4.00%), 01/29/2027(i)		3		2,844
Ascend Learning, LLC 11.174% (SOFR 1 Month + 5.75%), 12/10/2029(i)		30		25,225
Banff Guarantor, Inc. 10.939% (SOFR 1 Month + 5.50%), 02/27/2026(i)		10		9,917
Boxer Parent Company, Inc. 9.189% (SOFR 1 Month + 3.75%), 10/02/2025(i)		27		26,537
FINThrive Software Intermediate Holdings, Inc. 12.189% (SOFR 1 Month + 6.75%), 12/17/2029(i)		20		11,720
Loyalty Ventures, Inc. 14.000% (PRIME 3 Month + 5.50%), 11/03/2027(i)(j)(k)(l)		72		362
Peraton Corp. 9.174% (SOFR 1 Month + 3.75%), 02/01/2028(i)		19		18,705

Presidio Holdings, Inc.
8.924% (SOFR 1 Month + 3.50%), 01/22/2027(i)		0	**	299
8.983% (SOFR 3 Month + 3.50%), 01/22/2027(i)		9		8,873

				104,482

				636,617

Financial Institutions – 0.1%
Finance – 0.0%
Orbit Private Holdings I Ltd. 10.087% (SOFR 6 Month + 4.50%), 12/11/2028(i)(j)		29		29,475

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 37

PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

Insurance – 0.1%
Asurion, LLC 9.674% (SOFR 1 Month + 4.25%), 08/19/2028(i)	U.S.$	70	$66,407
Cross Financial Corp. 9.439% (SOFR 1 Month + 4.00%), 09/15/2027(i)		49	48,672

			115,079

			144,554

Utility – 0.0%
Electric – 0.0%
Granite Generation, LLC 9.189% (SOFR 1 Month + 3.75%), 11/09/2026(i)		23	22,830

Total Bank Loans (cost $898,680)			804,001

EMERGING MARKETS - CORPORATE BONDS – 0.0%
Industrial – 0.0%
Basic – 0.0%
Eldorado Gold Corp. 6.25%, 09/01/2029(a) (cost $28,000)		28	23,905

SHORT-TERM INVESTMENTS – 1.4%
U.S. Treasury Bills – 0.9%
U.S. Treasury Bill Zero Coupon, 03/28/2024 (cost $978,067)		1,000	978,088

		Shares
Investment Companies – 0.5%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 5.27%(m)(n)(o) (cost $507,447)		507,447	507,447

Total Short-Term Investments (cost $1,485,514)			1,485,535

Total Investments – 99.9% (cost $110,418,320)			108,495,637
Other assets less liabilities – 0.1%			159,412

Net Assets – 100.0%			$108,655,049

38 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Purchased Contracts
U.S. Long Bond (CBT) Futures	6	December 2023	$656,625	$(64,079)
U.S. T-Note 2 Yr (CBT) Futures	30	December 2023	6,072,656	(7,117)
U.S. T-Note 5 Yr (CBT) Futures	133	December 2023	13,895,383	(255,211)

Sold Contracts
U.S. 10 Yr Ultra Futures	10	December 2023	1,088,281	40,501
U.S. T-Note 10 Yr (CBT) Futures	9	December 2023	955,547	33,808

				$(252,098)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
State Street Bank & Trust Co.	GBP	109	USD	135	11/17/2023	$3,383
State Street Bank & Trust Co.	CAD	14	USD	10	01/10/2024	44
State Street Bank & Trust Co.	EUR	962	USD	1,024	01/10/2024	2,919
State Street Bank & Trust Co.	USD	343	EUR	324	01/10/2024	857
State Street Bank & Trust Co.	NZD	78	USD	45	01/11/2024	(66)

						$7,137

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2023	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Buy Contracts
iTraxx Australia Series 40, 5 Year Index, 12/20/2028*	(1.00)%	Quarterly	0.97%	USD	4,080	$(9,659)	$(32,212)	$22,553

Sale Contracts
CDX-NAHY Series 41, 5 Year Index, 12/20/2028*	5.00	Quarterly	5.16	USD	3,440	(1,447)	20,933	(22,380)
CDX-NAIG Series 41, 5 Year Index, 12/20/2028*	1.00	Quarterly	0.79	USD	4,080	42,234	54,471	(12,237)
iTraxxx Xover Series 40, 5 Year Index, 12/20/2028*	5.00	Quarterly	4.51	EUR	640	17,279	26,010	(8,731)

						$48,407	$69,202	$(20,795)

*	Termination date

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PORTFOLIO OF INVESTMENTS (continued)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2023	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Sale Contracts
Credit Suisse International
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00%	Monthly	7.50%	USD 103	$(18,835)	$(3,041)	$(15,794)
Morgan Stanley & Co. International PLC
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	7.50	USD 115	(20,928)	(10,876)	(10,052)

					$(39,763)	$(13,917)	$(25,846)

*	Termination date

**	Principal amount less than 500.

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At October 31, 2023, the aggregate market value of these securities amounted to $26,085,501 or 24.0% of net assets.

(b)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at October 31, 2023.

(c)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open centrally cleared swaps.

(d)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.

(e)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(f)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at October 31, 2023.

(g)	IO – Interest Only.

(h)	Inverse interest only security.

(i)	The stated coupon rate represents the greater of the SOFR or an alternate base rate such as the PRIME or the SOFR/PRIME floor rate plus a spread at October 31, 2023.

(j)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(k)	Defaulted.

(l)	Non-income producing security.

(m)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(n)	Affiliated investments.

(o)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

CAD – Canadian Dollar

EUR – Euro

GBP – Great British Pound

NZD – New Zealand Dollar

USD – United States Dollar

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PORTFOLIO OF INVESTMENTS (continued)

Glossary:

ABS – Asset-Backed Securities

CBT – Chicago Board of Trade

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CLO – Collateralized Loan Obligations

CMBS – Commercial Mortgage-Backed Securities

LIBOR – London Interbank Offered Rate

REIT – Real Estate Investment Trust

REMICs – Real Estate Mortgage Investment Conduits

SOFR – Secured Overnight Financing Rate

See notes to financial statements.

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 41

STATEMENT OF ASSETS & LIABILITIES

October 31, 2023

Assets
Investments in securities, at value
Unaffiliated issuers (cost $109,910,873)	$107,988,190
Affiliated issuers (cost $507,447)	507,447
Cash	3,484
Foreign currencies, at value (cost $2,378)	2,368
Interest receivable	980,608
Receivable for capital stock sold	75,634
Receivable due from Adviser	42,284
Receivable for variation margin on centrally cleared swaps	16,014
Affiliated dividends receivable	9,389
Unrealized appreciation on forward currency exchange contracts	7,203

Total assets	109,632,621

Liabilities
Payable for investment securities purchased	481,260
Custody and accounting fees payable	169,645
Dividends payable	104,766
Payable for capital stock redeemed	71,821
Audit and tax fee payable	57,733
Market value on credit default swaps (net premiums received $13,917)	39,763
Payable for variation margin on futures	13,331
Foreign capital gains tax payable	1,976
Directors’ fees payable	1,501
Transfer Agent fee payable	1,479
Distribution fee payable	901
Unrealized depreciation on forward currency exchange contracts	66
Accrued expenses	33,330

Total liabilities	977,572

Net Assets	$108,655,049

Composition of Net Assets
Capital stock, at par	$12,532
Additional paid-in capital	117,784,695
Accumulated loss	(9,142,178)

Net Assets	$108,655,049

Net Asset Value Per Share—33 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$2,599,020	299,544	$8.68	*

C	$437,961	50,523	$8.67

Advisor	$105,618,068	12,182,408	$8.67

*	The maximum offering price per share for Class A shares was $8.88 which reflects a sales charge of 2.25%.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Year Ended October 31, 2023

Investment Income
Interest	$4,227,138
Dividends—Affiliated issuers	70,727
Other income	10,382	$4,308,247

Expenses
Advisory fee (see Note B)	301,837
Distribution fee—Class A	5,812
Distribution fee—Class C	2,448
Transfer agency—Class A	1,031
Transfer agency—Class C	114
Transfer agency—Advisor Class	27,804
Legal	123,514
Custody and accounting	119,290
Administrative	102,346
Audit and tax	66,111
Registration fees	54,132
Printing	27,844
Directors’ fees	17,925
Miscellaneous	21,022

Total expenses before interest expense	871,230
Interest expense	225,592

Total expenses	1,096,822
Less: expenses waived and reimbursed by the Adviser (see Note B)	(475,564)

Net expenses		621,258

Net investment income		3,686,989

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(6,135,616)
Forward currency exchange contracts		45,902
Futures		316,422
Swaps		819,419
Foreign currency transactions		(454,510)
Net change in unrealized appreciation (depreciation) of:
Investments		6,400,393
Forward currency exchange contracts		41,243
Futures		(870,519)
Swaps		(246,430)
Foreign currency denominated assets and liabilities		12,067

Net loss on investment and foreign currency transactions		(71,629)

Net Increase in Net Assets from Operations		$3,615,360

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2023		Year Ended October 31, 2022
Increase (Decrease) in Net Assets from Operations
Net investment income	$3,686,989		$1,287,861
Net realized loss on investment and foreign currency transactions	(5,408,383)		(345,257)
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	5,336,754		(6,635,271)
Contributions from Affiliates (see Note B)	– 0	–	7,236

Net increase (decrease) in net assets from operations	3,615,360		(5,685,431)
Distributions to Shareholders
Class A	(147,440)		(173,022)
Class C	(10,939)		(17,051)
Advisor Class	(4,293,613)		(2,076,356)
Capital Stock Transactions
Net increase	39,863,963		14,728,932

Total increase	39,027,331		6,777,072
Net Assets
Beginning of period	69,627,718		62,850,646

End of period	$108,655,049		$69,627,718

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

October 31, 2023

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of nine portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Short Duration Income Portfolio (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares. Class B, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares have not been issued. Effective March 7, 2022, the maximum sales charge for purchases of Class A shares was reduced from 4.25% to 2.25% and purchases in amounts of $500,000 or more, or by certain group retirement plans, may have been subject to a 1%, 18-month contingent deferred sales charge, which may have been subject to waiver in certain circumstances. Prior to March 7, 2022, purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge, which may be subject to waiver in certain circumstances. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All 11 classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are

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NOTES TO FINANCIAL STATEMENTS (continued)

unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Company’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or

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NOTES TO FINANCIAL STATEMENTS (continued)

counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

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NOTES TO FINANCIAL STATEMENTS (continued)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as a significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

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NOTES TO FINANCIAL STATEMENTS (continued)

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2023:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Corporates – Investment Grade	$	– 0	–	$42,198,576		$	– 0	–	$42,198,576
Governments – Treasuries		– 0	–	34,637,510			– 0	–	34,637,510
Collateralized Mortgage Obligations		– 0	–	9,961,743			– 0	–	9,961,743
Asset-Backed Securities		– 0	–	7,101,799			– 0	–	7,101,799
Corporates – Non-Investment Grade		– 0	–	6,682,881			– 0	–	6,682,881
Collateralized Loan Obligations		– 0	–	3,757,403			– 0	–	3,757,403
Commercial Mortgage-Backed Securities		– 0	–	1,842,284			– 0	–	1,842,284
Bank Loans		– 0	–	731,307			72,694		804,001
Emerging Markets – Corporate Bonds		– 0	–	23,905			– 0	–	23,905
Short-Term Investments:
U.S. Treasury Bills		– 0	–	978,088			– 0	–	978,088
Investment Companies		507,447		– 0	–		– 0	–	507,447

Total Investments in Securities		507,447		107,915,496			72,694		108,495,637
Other Financial Instruments(a):
Assets:
Futures		74,309		– 0	–		– 0	–	74,309	(b)
Forward Currency Exchange Contracts		– 0	–	7,203			– 0	–	7,203
Centrally Cleared Credit Default Swaps		– 0	–	59,513			– 0	–	59,513	(b)
Liabilities:
Futures		(326,407)		– 0	–		– 0	–	(326,407	)(b)
Forward Currency Exchange Contracts		– 0	–	(66)			– 0	–	(66)
Centrally Cleared Credit Default Swaps		– 0	–	(11,106)			– 0	–	(11,106	)(b)
Credit Default Swaps		– 0	–	(39,763)			– 0	–	(39,763)

Total		$255,349		$107,931,277			$72,694		$108,259,320

(a)

Other financial instruments include reverse repurchase agreements and derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

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NOTES TO FINANCIAL STATEMENTS (continued)

(b)

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior two tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

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NOTES TO FINANCIAL STATEMENTS (continued)

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .35% of the first $2.5 billion of the Fund’s average daily net assets and .30% of the excess over $2.5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annual basis (the “Expense Caps”) to .65%, 1.45% and .45% of daily average net assets for Class A, Class C, and

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NOTES TO FINANCIAL STATEMENTS (continued)

Advisor Class shares, respectively. For the year ended October 31, 2023, such reimbursement/waivers amounted to $372,547. The Expense Caps may not be terminated by the Adviser before January 31, 2024. Any fees waived and expenses borne by the Adviser through January 20, 2021 may be reimbursed by Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne; such waivers that are subject to repayment amounted to $63,883 for the year ended October 31, 2021. In any case, no reimbursement payment will be made that would cause the Fund’s total annual operating expenses to exceed the Expense Caps’ net fee percentage set forth above.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended October 31, 2023, the Adviser voluntarily agreed to waive such fees in the amount of $102,346.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $18,004 for the year ended October 31, 2023.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $1,513 from the sale of Class A shares and received $0 and $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended October 31, 2023.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser had contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. Effective September 1, 2023, the Adviser has contractually agreed to waive .05% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .15%) until August 31, 2024. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money

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NOTES TO FINANCIAL STATEMENTS (continued)

Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended October 31, 2023, such waiver amounted to $671.

A summary of the Fund’s transactions in AB mutual funds for the year ended October 31, 2023 is as follows:

Fund	Market Value 10/31/22 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/23 (000)	Dividend Income (000)
Government Money Market Portfolio	$921	$79,686	$80,100	$507	$71

During the year ended October 31, 2022, the Adviser reimbursed the Fund $7,236 for trading losses incurred due to a trade entry error.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .20% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $1,196 for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

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NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2023 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$78,017,461	$41,095,160
U.S. government securities	115,331,257	127,205,912

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$110,432,473

Gross unrealized appreciation	$408,258
Gross unrealized depreciation	(2,405,927)

Net unrealized depreciation	$(1,997,669)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are

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known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended October 31, 2023, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended October 31, 2023, the Fund held forward currency exchange contracts for hedging purposes.

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•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission

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merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two

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payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended October 31, 2023, the Fund held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the

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payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended October 31, 2023, the Fund held credit default swaps for non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the year ended October 31, 2023, the Fund held total return swaps for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a

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settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended October 31, 2023, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable for variation margin on futures	$74,309	*	Payable for variation margin on futures	$326,407	*

Credit contracts	Receivable for variation margin on centrally cleared swaps	22,553	*	Payable for variation margin on centrally cleared swaps	43,348	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	7,203		Unrealized depreciation on forward currency exchange contracts	66

Credit contracts				Market value on credit default swaps	39,763

Total		$104,065			$409,584

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	$316,422	$(870,519)

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) of forward currency exchange contracts	$45,902	$41,243

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	(19,023)	10,611

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	838,442	(257,041)

Total		$1,181,743	$(1,075,706)

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended October 31, 2023:

Futures:
Average notional amount of buy contracts	$10,215,765	(a)
Average notional amount of sale contracts	$8,883,486
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$249,499	(b)
Average principal amount of sale contracts	$4,789,762
Centrally Cleared Interest Rate Swaps:
Average notional amount	$763,258	(c)
Credit Default Swaps:
Average notional amount of buy contracts	$1,218,000	(d)
Average notional amount of sale contracts	$1,037,800
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$3,652,600	(e)
Average notional amount of sale contracts	$7,045,592
Total Return Swaps:
Average notional amount	$150,000	(f)

(a)	Positions were open for ten months during the year.

(b)	Positions were open for six months during the year.

(c)	Positions were open for four months during the year.

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(d)	Positions were open for one month during the year.

(e)	Positions were open for five months during the year.

(f)	Positions were open for seven months during the year.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of October 31, 2023. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
State Street Bank & Trust Co.	$7,203	$(66)		$	– 0	–	$	– 0	–	$7,137

Total	$7,203	$(66)		$	– 0	–	$	– 0	–	$7,137	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Credit Suisse International	$18,835	$ – 0	–	$	– 0	–		$(18,835)		$ – 0	–
Morgan Stanley & Co. International PLC	20,928	– 0	–		– 0	–		– 0	–	20,928
State Street Bank & Trust Co.	66	(66)			– 0	–		– 0	–	– 0	–

Total	$39,829	$(66)		$	– 0	–		$(18,835)		$20,928	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present

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attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. TBA and Dollar Rolls

The Fund may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Fund may enter into certain TBA transactions known as dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the year ended October 31, 2023, the Fund earned drop income of $3,653 which is included in interest income in the accompanying statement of operations.

4. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Fund is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund in the event of a default. In the event of a default by a MRA

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counterparty, the Fund may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the year ended October 31, 2023, the average amount of reverse repurchase agreements outstanding was $5,179,904 and the daily weighted average interest rate was 4.30%. At October 31, 2023, the Fund had no reverse repurchase agreements outstanding.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Year Ended October 31, 2023	Year Ended October 31, 2022		Year Ended October 31, 2023	Year Ended October 31, 2022

Class A
Shares sold	161,357	159,760		$1,417,247	$1,490,085

Shares issued in reinvestment of dividends and distributions	12,523	15,651		110,490	147,338

Shares converted from Class C	135	– 0	–	1,197	– 0	–

Shares redeemed	(376,175)	(231,832)		(3,319,598)	(2,212,710)

Net decrease	(202,160)	(56,421)		$(1,790,664)	$(575,287)

Class C
Shares sold	29,648	1,337		$257,425	$12,177

Shares issued in reinvestment of dividends and distributions	925	1,520		8,162	14,464

Shares converted to Class A	(136)	– 0	–	(1,197)	– 0	–

Shares redeemed	(13,529)	(43,026)		(120,665)	(389,257)

Net increase (decrease)	16,908	(40,169)		$143,725	$(362,616)

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	Shares		Amount
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022

Advisor Class
Shares sold	9,455,023	3,459,154	$83,357,649	$31,395,603

Shares issued in reinvestment of dividends and distributions	350,712	93,772	3,087,814	881,855

Shares redeemed	(5,098,784)	(1,797,996)	(44,934,561)	(16,610,623)

Net increase	4,706,951	1,754,930	$41,510,902	$15,666,835

At October 31, 2023, the Adviser owns approximately 20% of the Fund’s outstanding shares. At October 31, 2023, certain unaffiliated shareholders of the Fund owned 13% of the Fund’s outstanding shares. Significant transactions by such shareholder, if any, may impact the Fund’s performance.

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

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Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effect of potential central bank monetary policy, and government fiscal policy, initiatives and resulting market reactions to those initiatives.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to the full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Mortgage-Related and/or Other Asset-Backed Securities Risk—Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid and are subject to increased economic, political, regulatory or other uncertainties.

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Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

LIBOR Replacement Risk—The Fund may be exposed to debt securities, derivatives or other financial instruments that recently transitioned from the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. LIBOR’s administrator, ICE Benchmark Administration, ceased publishing most LIBOR settings (including some U.S. LIBOR settings) by the end of 2021 and the remaining (and most widely used) U.S. Dollar LIBOR settings after June 30, 2023. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will permit the use of synthetic U.S. Dollar LIBOR rates for non-U.S. contracts through September 30, 2024, but any such rates would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the Secured

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NOTES TO FINANCIAL STATEMENTS (continued)

Overnight Financing Rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market. There is no assurance that the composition or characteristics of SOFR or any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that the market for SOFR-linked financial instruments will have the same volume or liquidity as did the market for LIBOR-linked financial instruments prior to LIBOR’s discontinuance or unavailability. Neither the long-term effects of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2023.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2023 and October 31, 2022 were as follows:

	2023		2022
Distributions paid from:
Ordinary income	$4,451,992		$1,979,832
Net long-term capital gains	– 0	–	286,597

Total taxable distributions paid	$4,451,992		$2,266,429

As of October 31, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$151,013
Accumulated capital and other losses	(7,183,420	)(a)
Unrealized appreciation (depreciation)	(1,994,954	)(b)

Total accumulated earnings (deficit)	$(9,027,361	)(c)

(a)	As of October 31, 2023, the Fund had a net capital loss carryforward of $7,183,420.

(b)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of callable bonds, the tax treatment of swaps, and the tax deferral of losses on wash sales.

(c)

The differences between book-basis and tax-basis components of accumulated earnings (deficit) are attributable primarily to the accrual of foreign capital gains tax, the tax treatment of defaulted securities, and dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2023, the Fund had a net short-term capital loss carryforward of $2,796,644 and a net long-term capital loss carryforward of $4,386,776, which may be carried forward for an indefinite period.

During the current fiscal year, there were no permanent differences that resulted in adjustments to accumulated loss or additional paid-in capital.

NOTE I

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848)—Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06

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NOTES TO FINANCIAL STATEMENTS (continued)

extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE J

Subsequent Events

At meetings held on October 31—November 2, 2023, the Board approved the reorganization of the Fund into a newly-created exchange-traded fund (“ETF”) (the “Conversion”), to be managed by the Adviser. Pursuant to an Agreement and Plan of Acquisition and Termination (the “Plan”), the Fund will be converted into an ETF (the “Acquiring Fund”), a newly-created series of AB Active ETFs, Inc., with an identical investment objective, and identical fundamental investment policies and investment strategies as the Fund. The closing date of the Conversion is expected to occur on or about June 7, 2024.

In connection with the Conversion, the assets and liabilities of the Fund will be transferred to the Acquiring Fund, and stockholders of the Fund will receive shares of the Acquiring Fund, equal in aggregate net asset value (“NAV”) to the NAV of their shares of the Fund (less cash corresponding to any fractional share amount). After the Conversion, the Fund will be liquidated. The Conversion does not require stockholder approval and stockholders are not being asked to vote.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended October 31,	December 12, 2018(a) to October 31, 2019
2023	2022	2021	2020

Net asset value, beginning of period	$8.70	$9.90	$9.95	$10.35	$10.00

Income From Investment Operations

Net investment income(b)(c)	.34	.18	.22	.23	.28

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.09	(d)	(1.05)	.02	(d)	(.28	)(d)	.42

Contributions from Affiliates	– 0	–	.00	(e)	– 0	–	– 0	–	– 0	–

Capital contributions	– 0	–	– 0	–	– 0	–	.16	– 0	–

Net increase (decrease) in net asset value from operations	.43	(.87)	.24	.11	.70

Less: Dividends and Distributions

Dividends from net investment income	(.45)	(.22)	(.29)	(.38)	(.35)

Distributions from net realized gain on investment transactions	– 0	–	(.11)	– 0	–	(.13)	– 0	–

Total dividends and distributions	(.45)	(.33)	(.29)	(.51)	(.35)

Net asset value, end of period	$8.68	$8.70	$9.90	$9.95	$10.35

Total Return

Total investment return based on net asset value(f)	5.01%	(8.94)%	2.37%	1.17%	7.09%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,599	$4,364	$5,528	$371	$10

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(g)	1.00%	.95%	.68%	.68%	.70	%^

Expenses, before waivers/reimbursements(g)	1.53%	1.66%	1.26%	1.77%	3.18	%^

Net investment income(c)	3.89%	1.95%	2.24%	2.28%	3.14	%^

Portfolio turnover rate*	185%	60%	163%	336%	178%

Portfolio turnover rate (including securities sold short)*	N/A	N/A	N/A	336%	181%

See footnote summary on page 74.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended October 31,							December 12, 2018(a) to October 31, 2019
	2023		2022	2021		2020

Net asset value, beginning of period	$8.69		$9.89	$9.95		$10.34		$10.00

Income From Investment Operations

Net investment income(b)(c)	.28		.10	.15		.09		.21

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.08	(d)	(1.04)	.00	(d)(e)	(.04	)(d)	.41

Contributions from Affiliates	– 0	–	.00 (e)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.36		(.94)	.15		.05		.62

Less: Dividends and Distributions

Dividends from net investment income	(.38)		(.15)	(.21)		(.31)		(.28)

Distributions from net realized gain on investment transactions	– 0	–	(.11)	– 0	–	(.13)		– 0	–

Total dividends and distributions	(.38)		(.26)	(.21)		(.44)		(.28)

Net asset value, end of period	$8.67		$8.69	$9.89		$9.95		$10.34

Total Return

Total investment return based on net asset value(f)	4.18%		(9.67)%	1.46%		.51%		6.23%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$438		$292	$730		$730		$10

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(g)	1.78%		1.71%	1.47%		1.48%		1.49	%^

Expenses, before waivers/reimbursements(g)	2.36%		2.42%	2.19%		2.57%		4.02	%^

Net investment income(c)	3.16%		1.10%	1.53%		.93%		2.34	%^

Portfolio turnover rate*	185%		60%	163%		336%		178%

Portfolio turnover rate (including securities sold short)*	N/A		N/A	N/A		336%		181%

See footnote summary on page 74.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended October 31,							December 12, 2018(a) to October 31, 2019
	2023		2022	2021		2020

Net asset value, beginning of period	$8.69		$9.89	$9.95		$10.35		$10.00

Income From Investment Operations

Net investment income(b)(c)	.38		.20	.25		.21		.30

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.07	(d)	(1.05)	.00	(d)(e)	(.08	)(d)	.41

Contributions from Affiliates	– 0	–	.00 (e)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.45		(.85)	.25		.13		.71

Less: Dividends and Distributions

Dividends from net investment income	(.47)		(.24)	(.31)		(.40)		(.36)

Distributions from net realized gain on investment transactions	– 0	–	(.11)	– 0	–	(.13)		– 0	–

Total dividends and distributions	(.47)		(.35)	(.31)		(.53)		(.36)

Net asset value, end of period	$8.67		$8.69	$9.89		$9.95		$10.35

Total Return

Total investment return based on net asset value(f)	5.22%		(8.76)%	2.48%		1.34%		7.25%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$105,618		$64,972	$56,593		$41,681		$15,498

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(g)	.71%		.77%	.47%		.48%		.49	%^

Expenses, before waivers/reimbursements(g)	1.26%		1.48%	1.18%		1.68%		2.99	%^

Net investment income(c)	4.29%		2.17%	2.52%		2.13%		3.31	%^

Portfolio turnover rate*	185%		60%	163%		336%		178%

Portfolio turnover rate (including securities sold short)*	N/A		N/A	N/A		336%		181%

See footnote summary on page 74.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)

Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accordance with the Fund’s change in net realized and unrealized gain (loss) on investment transactions for the period.

(e)	Amount is less than $.005.

(f)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(g)	The expense ratios presented below exclude interest/bank overdraft expense:

	Year Ended October 31,				December 12, 2018(a) to October 31,
	2023	2022	2021	2020	2019

Class A
Net of waivers/reimbursements	.65%	.65%	.65%	.65%	.65	%^
Before waivers/reimbursements	1.18%	1.35%	1.23%	1.73%	3.13	%^
Class C
Net of waivers/reimbursements	1.45%	1.45%	1.45%	1.45%	1.45	%^
Before waivers/reimbursements	2.03%	2.16%	2.18%	2.54%	3.97	%^
Advisor Class
Net of waivers/reimbursements	.45%	.45%	.45%	.45%	.45	%^
Before waivers/reimbursements	1.00%	1.16%	1.16%	1.64%	2.95	%^

*	The Fund accounts for dollar roll transactions as purchases and sales.

^	Annualized.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of AB Short Duration Income Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Short Duration Income Portfolio (the “Fund”) (one of the portfolios constituting AB Bond Fund, Inc. (the “Company”)), including the portfolio of investments, as of October 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period ended October 31, 2023 and the period from December 12, 2018 (commencement of operations) through October 31, 2019 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting AB Bond Fund, Inc.) at October 31, 2023, the result of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period ended October 31, 2023 and the period from December 12, 2018 (commencement of operations) through October 31, 2019, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

December 22, 2023

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BOARD OF DIRECTORS

Garry L. Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1)

OFFICERS

Scott A. DiMaggio(2), Vice President Gershon M. Distenfeld(2), Vice President Fahd Malik(2), Vice President Matthew S. Sheridan(2), Vice President William Smith(2), Vice President	Nancy E. Hay, Secretary Michael B. Reyes, Senior Vice President Stephen M. Woetzel, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

One Congress Street, Suite 1

Boston, MA 02114

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Short Duration Income Investment team. Messrs. DiMaggio, Distenfeld, Malik Sheridan and Smith are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Onur Erzan,# 1345 Avenue of the Americas New York, NY 10105 47 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”), Head of Global Client Group and Head of Private Wealth. He oversees AB’s entire private wealth management business and third-party institutional and retail franchise, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. He is also a member of the Equitable Holdings Management Committee. Prior to joining the firm in January 2021, he spent over 19 years with McKinsey (management consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics, digital assets and capabilities) globally.	82	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS

Garry L. Moody,## Chairman of the Board 71 (2018)

Private Investor since prior to 2018. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He served as a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council from October 2019 through September 2023, where he also served as Chairman of the Governance Committee from October 2021 through September 2023. He is Chairman of the AB Funds and Chairman of the Independent Directors Committees since January 2023; he has served as a director or trustee since 2008, and served as Chairman of the Audit Committee of such funds from 2008 to February 2023.

		82	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jorge A. Bermudez,## 72 (2020)	Private Investor since prior to 2018. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008; Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007; and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016; and Chair of the Audit Committee of the Board of Directors of Moody’s Corporation since December 2022. He has served as director or trustee of the AB Funds since January 2020.	82	Moody’s Corporation since April 2011

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Michael J. Downey,## 79 (2018)	Private Investor since prior to 2018. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2018 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	82	None

Nancy P. Jacklin,## 75 (2018)	Private Investor since prior to 2018. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and served as Chair of the Governance and Nominating Committees of the AB Funds from 2014 to August 2023.	82	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jeanette W. Loeb,## 71 (2020)	Private Investor since prior to 2018. Director of New York City Center since 2005. Formerly, Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to April 2023. She was a director of Apollo Investment Corp. (business development company) from August 2011 to July 2023 and a director of AB Multi-Manager Alternative Fund (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020 and serves as Chair of the Governance and Nominating Committees of the AB Funds since August 2023.	82	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Carol C. McMullen,## 68 (2018)	Private Investor and a member of the Advisory Board of Butcher Box (since 2018) and serves as Advisory Board Chair as of June 2023. Formerly, Managing Director of Slalom Consulting (consulting) from 2014 until July 2023; member, Mass General Brigham (formerly, Partners Healthcare) Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016 and serves as Chair of the Audit Committees of such funds since February 2023.	82	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Marshall C. Turner, Jr.,## 82 (2018)

Private Investor since prior to 2018. He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. Former Chairman and CEO of Dupont Photomasks, Inc. (semi-conductor manufacturing equipment) from 2003 through 2006. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the board of the George Lucas Educational Foundation. He has served as a director of one AB Fund since 1992, and director or trustee of all the AB Funds since 2005. He has served as both Chairman of the AB Funds and Chairman of the Independent Directors Committees from 2014 through December 2022.

		82	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal & Compliance Dept.—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Erzan is an “interested person” of the Fund as defined in the “40 Act”, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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Officer Information

Certain information concerning the Fund’s Officers is set forth below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Onur Erzan 47	President and Chief Executive Officer	See biography above.

Scott A. DiMaggio 52	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2018. He is also co-Head of Fixed-Income.

Gershon M. Distenfeld 48	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2018. He is also co-Head of Fixed-Income.

Fahd Malik 39	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2018.

Matthew S. Sheridan 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2018. He is also Director – US Multi-Sector Fixed Income.

William Smith 36	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2018. He is also Director of US High Yield Credit.

Nancy E. Hay 51	Secretary	Senior Vice President and Counsel of the Adviser**, with which she has been associated since prior to 2018 and Assistant Secretary of ABI**.

Michael B. Reyes 47	Senior Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2018.

Stephen M. Woetzel 52	Treasurer and Chief Financial Officer	Senior Vice President of ABIS**, with which he has been associated since prior to 2018.

Phyllis J. Clarke 62	Controller	Vice President of ABIS**, with which she has been associated since prior to 2018.

Jennifer Friedland 49	Chief Compliance Officer

Vice President of the Adviser** since 2020 and Mutual Fund Chief Compliance Officer (of all Funds since January 2023 and of the ETF Funds since 2022). Before joining the Adviser** in 2020, she was Chief Compliance Officer at WestEnd Advisors, LLC from prior to 2018 until 2019.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com for a free prospectus or SAI.

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MANAGEMENT OF THE FUND (continued)

Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2023, which covered the period January 1, 2022 through December 31, 2022 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions

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have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Short Duration Income Portfolio (the “Fund”) at a meeting held in-person on August 1-2, 2023 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters

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as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. The Adviser had not requested any reimbursements from the Fund since the Fund’s inception. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2021 and 2022 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

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Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Advisor Class shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Advisor Class shares against a broad-based securities market index, in each case for the 1- and 3- year periods ended May 31, 2023 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and noted that it was close to the median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the

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Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Advisor Class shares of the Fund in comparison to the medians for a peer group and a peer universe selected by the 15(c) service provider. The Advisor Class expense ratio of the Fund was based on the Fund’s latest fiscal year and reflected the impact of the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above a median. After reviewing and discussing the Adviser’s explanation of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains a breakpoint that reduces the fee rate on assets above a specified level. The directors took into consideration prior presentations by an independent

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consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed the breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Low Volatility Equity Portfolio1

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Short Duration High Yield Portfolio1

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Disruptors ETF

High Yield ETF

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

US High Dividend ETF

US Large Cap Strategic Equities ETF

US Low Volatility Equity ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to July 5, 2023, International Low Volatility Equity Portfolio was named International Strategic Core Portfolio and Short Duration High Yield Portfolio was named Limited Duration High Income Portfolio.

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NOTES

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NOTES

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NOTES

AB SHORT DURATION INCOME PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

SDI-0151-1023

OCT    10.31.23

ANNUAL REPORT

AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Sustainable Thematic Credit Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO | 1

ANNUAL REPORT

December 11, 2023

This report provides management’s discussion of fund performance for the AB Sustainable Thematic Credit Portfolio for the annual reporting period ended October 31, 2023.

The Fund’s investment objective is to maximize total return through current income and long-term capital appreciation.

NAV RETURNS AS OF OCTOBER 31, 2023 (unaudited)

	6 Months	12 Months

AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO

Class A Shares	-5.95%	2.42%

Advisor Class Shares[1]	-5.83%	2.67%

Bloomberg US Corporate Bond Index	-5.90%	2.77%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its benchmark, the Bloomberg US Corporate Bond Index, for the six- and 12-month periods ended October 31, 2023.

During the 12-month period, all share classes underperformed the benchmark, before sales charges. Sector allocation was the largest detractor to relative performance to the benchmark, from off-benchmark exposure to high-yield corporate bonds that was partially offset by gains from off-benchmark exposure to investment-grade corporate bonds in the eurozone and emerging-market corporate bonds. Yield-curve positioning also detracted, because of an overweight to the 30-year part of the curve and an underweight to the two-year part of the curve, partially offset by gains from an overweight to the 10-year part of the curve. Security selection contributed, because of selection among investment-grade and high-yield corporate bonds. Off-benchmark country allocation to the eurozone also contributed. Currency decisions did not impact performance.

In the six-month period, Class A underperformed the benchmark and the Advisor Class outperformed the benchmark, before sales charges. Sector allocation was the primary detractor to performance, relative to the benchmark, because of off-benchmark exposure to high-yield corporate bonds. Yield-curve positioning also detracted, mainly because of overweights to the five- to 10-year and 30-year parts of the yield curve that

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was partially offset by a gain from being underweight the 20-year part of the curve. Security selection among investment-grade and high-yield corporate bonds contributed to performance. Country allocation and currency decisions were minor contributors to performance during the period.

The Fund used derivatives in the form of futures and currency forwards for hedging purposes; currency forwards had no material impact on absolute returns for either period; futures had no material impact on returns for the six-month period and detracted for the 12-month period.

MARKET REVIEW AND INVESTMENT STRATEGY

During the 12-month period ended October 2023, fixed-income government bond market yields were extremely volatile in all major developed markets, and developed-market government bond returns diverged based on individual country growth and inflation expectations. Most central banks raised interest rates significantly to combat inflation and then paused further interest-rate hikes. Government bond returns in aggregate were positive, as returns rose in Italy, Japan and Spain, and fell in the UK, Australia, Germany, the US and Canada. Overall, developed-market investment-grade corporate bonds significantly outperformed government bonds, including in the US and eurozone. High-yield corporate bonds advanced and materially outperformed government bonds — especially in the eurozone and US. Emerging-market local-currency sovereign bonds led risk asset returns, as the US dollar was mixed against all currencies. Emerging-market hard-currency sovereign and corporate bonds had strong relative positive returns, particularly among high-yield sovereigns and corporates.

The Fund’s Senior Investment Management Team (the “Team”) seeks to maximize total return through investments that benefit society and the environment. The Team employs top-down and bottom-up investment processes with the goal of identifying securities that fit into sustainable investment themes, such as health, climate and empowerment. The Team’s approach to building a sustainable portfolio with attractive financial return potential has been to align with the United Nations Sustainable Development Goals (“SDGs”), which 193 nations have committed to advancing. The Team invests primarily in investment-grade corporate bonds from US issuers, but may also invest in non-US issuers and high-yield bonds.

INVESTMENT POLICIES

The Fund seeks to achieve its investment objective by investing primarily in fixed-income securities of corporate issuers whose business activities the Adviser believes position the issuer to benefit from certain sustainable investment themes that align with one or more of the United Nations SDGs. These themes principally include the advancement of health,

(continued on next page)

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climate, and empowerment. Under normal circumstances, at least 80% of the Fund’s net assets will be invested in fixed-income securities of corporate issuers that satisfy the Fund’s sustainability criteria. An issuer that derives at least 25% of its total revenues from activities consistent with the achievement of the SDGs meets such criteria, although many of the issuers in which the Fund invests will derive a much greater portion of their revenues from such activities.

The Adviser employs a combination of “top-down” and “bottom-up” investment processes with the goal of identifying, based on its internal research and analysis, securities and issuers that fit into sustainable investment themes. First, the Adviser identifies through its top-down process the sustainable investment themes. In addition to this top-down thematic approach, the Adviser then uses a bottom-up analysis of individual bond issues that focuses on the use of proceeds, issuer fundamentals and valuation and on evaluating an issuer’s risks, including those related to environmental, social and governance (“ESG”) factors. ESG factors, which can vary across companies and industries, may include environmental impact, corporate governance, ethical business practices, diversity and employee practices, product safety, supply chain management and community impact. Eligible investments include securities of issuers that the Adviser believes will maximize total return while also contributing to positive societal impact aligned with one or more SDGs. While the Adviser emphasizes focusing on individual issuers with favorable ESG attributes over the use of broad-based negative screens (e.g., disqualifying business activities) in assessing an issuer’s exposure to ESG factors, the Fund will not invest in companies that derive significant revenue from involvement in adult entertainment, alcohol, coal, controversial weapons, firearms, gambling, genetically modified organisms, military contracting, prisons, or tobacco. The Fund also typically invests in ESG bond structures, including “Use of Proceeds” bonds, which are instruments the proceeds of which are specifically earmarked for environmental, social or sustainability projects.

The Fund may invest up to 20% of its net assets in securities rated below investment grade (“junk bonds”). The Fund may invest up to 30% of its net assets in securities denominated in currencies other than the US dollar. Foreign investments may include securities issued by emerging-market companies and governments. The Adviser expects under normal circumstances to hedge the majority of the Fund’s foreign currency exposure through the use of currency-related derivatives, although it is not required to do so.

The Fund expects to use derivatives, such as options, futures contracts,

(continued on next page)

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forwards and swaps. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Fund’s exposure. The Fund may, for example, use interest rate futures contracts or swaps to manage the Fund’s average duration and may, as noted above, use currency-related derivatives to hedge foreign currency exposure.

The Adviser may use derivatives to effectively leverage the Fund by creating aggregate market exposure significantly in excess of the Fund’s net assets.

The Fund is “non-diversified.”

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg US Corporate Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg US Corporate Bond Index measures the investment-grade, fixed-rate, taxable corporate bond market. It includes USD-denominated securities publicly issued by US and non-US industrial, utility and financial issuers. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond or currency markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

ESG Risk: Applying ESG and sustainability criteria to the investment process may exclude securities of certain issuers for non-investment reasons and, therefore, the Fund may forgo some market opportunities available to funds that do not use ESG or sustainability criteria. Securities of companies with ESG practices may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria. Furthermore, ESG factors and “sustainability” criteria are not uniformly defined, and may differ from those used by other funds. In addition, in evaluating an investment, the Advisor is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG and sustainability factors relevant to a particular investment.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effect of potential central bank monetary policy, and government fiscal policy, initiatives and resulting market reactions to those initiatives.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its

6 | AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO	abfunds.com

DISCLOSURES AND RISKS (continued)

obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to factors such as specific corporate developments, interest-rate sensitivity and negative perceptions of the junk bond market generally, and may be more difficult to trade than other types of securities.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities. The Fund invests in inflation-indexed securities, the value of which may be vulnerable to changes in expectations of inflation or interest rates.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid and are subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns. Emerging-market currencies may be more volatile and less liquid, and subject to significantly greater risk of currency controls and convertibility restrictions, than currencies of developed countries.

abfunds.com	AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO | 7

DISCLOSURES AND RISKS (continued)

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline.

Non-Diversification Risk: The Fund may have more risk because it is “non-diversified,” meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV.

Active Trading Risk: The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

8 | AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO	abfunds.com

DISCLOSURES AND RISKS (continued)

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. The Fund has been in operation only for a short period of time, and therefore has a very limited historical performance period. This limited performance period is unlikely to be representative of the performance the Fund will achieve over a longer period.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

abfunds.com	AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO | 9

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

5/10/20211 TO 10/31/2023

This chart illustrates the total value of an assumed $10,000 investment in AB Sustainable Thematic Credit Portfolio Class A shares (from 5/10/20211 to 10/31/2023) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

1	Inception date: 5/10/2021.

10 | AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO	abfunds.com

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2023 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]

CLASS A SHARES			5.25%

1 Year	2.42%	-1.89%

Since Inception[2]	-7.69%	-9.28%

ADVISOR CLASS SHARES[3]			5.73%

1 Year	2.67%	2.67%

Since Inception[2]	-7.46%	-7.46%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 0.97% and 0.72% for Class A and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limited the Fund’s total annual operating expense ratios, exclusive of expenses associated with acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense and extraordinary expenses, to 0.85% and 0.60% for Class A and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before January 31, 2024. Any fees waived and expenses borne by the Adviser may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s covered operating expenses to exceed the applicable expense limitations. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2023.

2	Inception date: 5/10/2021.

3

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO | 11

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2023 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-0.88%

Since Inception[1]	-8.83%

ADVISOR CLASS SHARES[2]

1 Year	3.81%

Since Inception[1]	-6.95%

1	Inception date: 5/10/2021.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of and certain other persons associated with, the Adviser and its affiliates or the Fund.

12 | AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$940.50	$4.16	0.85%
Hypothetical**	$1,000	$1,020.92	$4.33	0.85%
Advisor Class
Actual	$1,000	$941.70	$2.94	0.60%
Hypothetical**	$1,000	$1,022.18	$3.06	0.60%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

abfunds.com	AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO | 13

PORTFOLIO SUMMARY

October 31, 2023 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $213.3

1

The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

14 | AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO	abfunds.com

PORTFOLIO SUMMARY (continued)

October 31, 2023 (unaudited)

1

The Fund’s country breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.6% or less in the following: Australia, Belgium, Chile, India, Peru, South Korea, Supranational, Sweden and Switzerland.

abfunds.com	AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS

October 31, 2023

		Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADE – 94.1%
Industrial – 54.1%
Basic – 1.2%
Arkema SA Series E 0.125%, 10/14/2026(a)	EUR	200	$190,639
Ecolab, Inc. 2.75%, 08/18/2055	U.S.$	525	279,853
Inversiones CMPC SA 3.85%, 01/13/2030(a)		905	769,363
Sealed Air Corp. 1.573%, 10/15/2026(a)		1,485	1,299,090

			2,538,945

Capital Goods – 6.1%
CNH Industrial Capital LLC 1.45%, 07/15/2026		1,605	1,431,128
5.45%, 10/14/2025		360	357,080
Eaton Corp. 4.15%, 03/15/2033		380	334,161
4.35%, 05/18/2028		249	237,430
4.70%, 08/23/2052		380	308,580
Emerson Electric Co. 3.15%, 06/01/2025		715	689,990
John Deere Capital Corp. 4.70%, 06/10/2030		420	395,516
4.75%, 01/20/2028		933	906,348
4.85%, 10/11/2029		263	254,853
4.95%, 07/14/2028		428	417,580
Parker-Hannifin Corp. 4.20%, 11/21/2034		1,305	1,104,356
4.45%, 11/21/2044		325	251,242
6.25%, 05/15/2038		490	475,943
Regal Rexnord Corp. 6.30%, 02/15/2030(a)		104	98,148
6.40%, 04/15/2033(a)		123	112,998
Republic Services, Inc. 0.875%, 11/15/2025		614	556,445
1.75%, 02/15/2032		1,275	927,635
Siemens Financieringsmaatschappij NV 1.20%, 03/11/2026(a)		960	867,883
Trane Technologies Financing Ltd. 3.50%, 03/21/2026		405	384,565
5.25%, 03/03/2033		154	144,640
Trane Technologies Global Holding Co., Ltd. 5.75%, 06/15/2043		495	452,178

16 | AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Waste Management, Inc. 1.50%, 03/15/2031	U.S.$	470	$348,985
2.95%, 06/01/2041		710	464,320
Xylem, Inc./NY 1.95%, 01/30/2028		1,725	1,472,866

			12,994,870

Communications - Media – 1.8%
Charter Communications Operating LLC/Charter Communications Operating Capital 4.40%, 04/01/2033		390	323,099
6.384%, 10/23/2035		1,226	1,108,683
6.834%, 10/23/2055		630	529,280
Comcast Corp. 4.65%, 02/15/2033		590	533,568
TCI Communications, Inc. 7.875%, 02/15/2026		845	882,316
Thomson Reuters Corp. 5.50%, 08/15/2035		570	525,794

			3,902,740

Communications - Telecommunications – 5.5%
AT&T, Inc. 4.50%, 05/15/2035		670	558,054
British Telecommunications PLC 9.625%, 12/15/2030(b)		760	878,291
Corning, Inc. 4.70%, 03/15/2037		62	53,191
5.45%, 11/15/2079		280	220,495
Sprint Capital Corp. 8.75%, 03/15/2032		1,070	1,203,154
T-Mobile USA, Inc. 2.70%, 03/15/2032		1,765	1,345,268
3.60%, 11/15/2060		445	258,026
3.875%, 04/15/2030		358	311,604
5.05%, 07/15/2033		1,029	929,662
5.75%, 01/15/2034		160	151,741
Telefonica Emisiones SA 4.895%, 03/06/2048		695	503,730
5.213%, 03/08/2047		1,116	854,397
TELUS Corp. 3.40%, 05/13/2032		1,194	947,087
4.30%, 06/15/2049		505	353,697
Verizon Communications, Inc. 2.355%, 03/15/2032		416	310,602
2.85%, 09/03/2041		1,135	700,723
3.875%, 02/08/2029		835	757,678
4.50%, 08/10/2033		741	642,130

abfunds.com	AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Vodafone Group PLC 4.875%, 06/19/2049	U.S.$	617	$471,039
5.125%, 06/19/2059		265	200,476

			11,651,045

Consumer Cyclical - Automotive – 3.9%
Aptiv PLC 4.35%, 03/15/2029		407	377,741
4.40%, 10/01/2046		180	123,555
5.40%, 03/15/2049		215	170,887
Aptiv PLC/Aptiv Corp. 3.25%, 03/01/2032		605	486,686
4.15%, 05/01/2052		395	261,220
Ford Motor Co. 3.25%, 02/12/2032		871	656,499
6.10%, 08/19/2032		285	263,713
General Motors Co. 5.60%, 10/15/2032		1,353	1,235,122
5.95%, 04/01/2049		395	319,695
General Motors Financial Co., Inc. 2.35%, 01/08/2031		74	55,061
2.70%, 06/10/2031		644	484,680
3.85%, 01/05/2028		435	391,457
5.80%, 06/23/2028		311	301,244
5.85%, 04/06/2030		276	260,881
6.05%, 10/10/2025		360	358,613
Harley-Davidson, Inc. 3.50%, 07/28/2025		548	520,894
Lear Corp. 2.60%, 01/15/2032		1,827	1,346,784
4.25%, 05/15/2029		415	371,076
5.25%, 05/15/2049		345	265,328

			8,251,136

Consumer Cyclical - Other – 2.0%
DR Horton, Inc. 1.30%, 10/15/2026		739	648,457
2.50%, 10/15/2024		1,355	1,310,562
PulteGroup, Inc. 6.00%, 02/15/2035		410	381,684
6.375%, 05/15/2033		965	938,628
7.875%, 06/15/2032		1,003	1,076,504

			4,355,835

Consumer Cyclical - Retailers – 1.1%
Home Depot, Inc. (The) 1.50%, 09/15/2028		1,425	1,184,896

18 | AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Lowe’s Cos., Inc. 5.50%, 10/15/2035	U.S.$	660	$619,082
5.80%, 09/15/2062		645	545,934

			2,349,912

Consumer Non-Cyclical – 14.2%
Abbott Laboratories 4.75%, 11/30/2036		1,065	972,576
AbbVie, Inc. 3.60%, 05/14/2025		474	458,517
4.45%, 05/14/2046		435	338,543
4.875%, 11/14/2048		1,275	1,053,615
AstraZeneca PLC 6.45%, 09/15/2037		445	464,366
Baxalta, Inc. 4.00%, 06/23/2025		942	914,186
Baxter International, Inc. 3.50%, 08/15/2046		1,405	841,431
Becton Dickinson and Co. 2.823%, 05/20/2030		1,130	930,255
Biogen, Inc. 2.25%, 05/01/2030		1,485	1,165,666
3.15%, 05/01/2050		150	86,324
Bristol-Myers Squibb Co. 3.70%, 03/15/2052		510	342,390
3.90%, 03/15/2062		495	323,689
4.25%, 10/26/2049		725	539,764
6.40%, 11/15/2063		1,078	1,071,427
Cigna Group (The) 2.375%, 03/15/2031		410	319,350
4.80%, 08/15/2038		600	507,850
Conagra Brands, Inc. 5.30%, 11/01/2038		545	454,838
CVS Health Corp. 4.78%, 03/25/2038		900	743,843
4.875%, 07/20/2035		1,305	1,126,258
5.00%, 02/20/2026		385	377,502
6.00%, 06/01/2063		936	809,497
Danaher Corp. 2.60%, 10/01/2050		225	123,530
4.375%, 09/15/2045		610	482,966
DH Europe Finance II SARL 2.20%, 11/15/2024		677	652,255
3.40%, 11/15/2049		450	296,337
Eli Lilly & Co. 2.75%, 06/01/2025		958	919,963
Fresenius Medical Care US Finance III, Inc. 3.00%, 12/01/2031(a)		945	657,369

abfunds.com	AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

General Mills, Inc. 2.25%, 10/14/2031	U.S.$	688	$520,245
4.00%, 04/17/2025		666	648,177
Gilead Sciences, Inc. 4.50%, 02/01/2045		320	250,176
4.75%, 03/01/2046		375	302,521
4.80%, 04/01/2044		410	336,549
5.25%, 10/15/2033		1,097	1,039,142
HCA, Inc. 3.50%, 07/15/2051		425	245,909
4.625%, 03/15/2052		660	460,018
5.50%, 06/15/2047		735	591,225
Kaiser Foundation Hospitals Series 2021 2.81%, 06/01/2041		200	128,293
Kenvue, Inc. 5.20%, 03/22/2063		288	244,663
McKesson Corp. 5.25%, 02/15/2026		658	650,609
Medtronic, Inc. 4.375%, 03/15/2035		365	319,211
Merck & Co., Inc. 1.90%, 12/10/2028		1,800	1,523,122
2.90%, 12/10/2061		225	120,863
Pfizer Investment Enterprises Pte Ltd. 5.11%, 05/19/2043		423	371,351
Pfizer, Inc. 4.125%, 12/15/2046		775	586,551
7.20%, 03/15/2039		285	313,158
Roche Holdings, Inc. 2.132%, 03/10/2025(a)		1,970	1,886,049
Stryker Corp. 1.15%, 06/15/2025		1,008	936,355
Sutter Health 5.164%, 08/15/2033		182	169,968
Takeda Pharmaceutical Co., Ltd. 3.175%, 07/09/2050		340	202,786
Thermo Fisher Scientific, Inc. 2.80%, 10/15/2041		1,275	811,046
4.977%, 08/10/2030		370	352,863
Wyeth LLC 5.95%, 04/01/2037		265	260,990

			30,246,147

Services – 4.1%
Global Payments, Inc. 3.20%, 08/15/2029		1,970	1,654,794
5.95%, 08/15/2052		405	341,155

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

GTCR W-2 Merger Sub LLC 7.50%, 01/15/2031(a)	U.S.$	441	$434,873
Mastercard, Inc. 1.90%, 03/15/2031		1,503	1,165,659
3.85%, 03/26/2050		2,565	1,873,057
Moody’s Corp. 3.75%, 03/24/2025		667	647,767
5.25%, 07/15/2044		265	228,155
PayPal Holdings, Inc. 5.25%, 06/01/2062		600	496,539
S&P Global, Inc. 2.30%, 08/15/2060		590	273,477
2.90%, 03/01/2032		863	692,303
3.90%, 03/01/2062		235	158,241
4.25%, 05/01/2029		58	53,979
5.25%, 09/15/2033(a)		477	450,788
Verisk Analytics, Inc. 5.75%, 04/01/2033		264	252,948

			8,723,735

Technology – 13.0%
Apple, Inc. 4.10%, 08/08/2062		190	139,194
Autodesk, Inc. 2.40%, 12/15/2031		1,824	1,401,603
Broadcom, Inc. 2.45%, 02/15/2031(a)		643	493,293
3.187%, 11/15/2036(a)		694	480,391
3.419%, 04/15/2033(a)		641	498,243
Broadridge Financial Solutions, Inc. 2.60%, 05/01/2031		1,460	1,131,633
2.90%, 12/01/2029		569	473,347
CDW LLC/CDW Finance Corp. 3.276%, 12/01/2028		986	844,469
4.125%, 05/01/2025		1,545	1,491,969
Cisco Systems, Inc. 5.50%, 01/15/2040		1,075	1,019,834
5.90%, 02/15/2039		50	49,745
Entegris Escrow Corp. 4.75%, 04/15/2029(a)		390	350,398
Fiserv, Inc. 4.40%, 07/01/2049		500	362,411
5.625%, 08/21/2033		539	505,322
HP, Inc. 2.65%, 06/17/2031		650	496,653
International Business Machines Corp. 3.43%, 02/09/2052		575	355,034
4.00%, 06/20/2042		865	644,302
4.90%, 07/27/2052		735	589,283

abfunds.com	AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Intuit, Inc. 5.50%, 09/15/2053	U.S.$	880	$799,255
Jabil, Inc. 4.25%, 05/15/2027		1,429	1,340,458
5.45%, 02/01/2029		115	110,587
KLA Corp. 5.00%, 03/15/2049		900	752,544
Lam Research Corp. 2.875%, 06/15/2050		1,220	707,974
3.125%, 06/15/2060		480	268,877
Micron Technology, Inc. 2.703%, 04/15/2032		2,298	1,705,866
5.375%, 04/15/2028		565	541,892
5.875%, 02/09/2033		144	133,832
6.75%, 11/01/2029		189	189,752
Microsoft Corp. 2.675%, 06/01/2060		500	276,015
NXP BV/NXP Funding LLC/NXP USA, Inc. 3.15%, 05/01/2027		515	465,617
3.25%, 05/11/2041		705	450,227
5.00%, 01/15/2033		365	324,537
Oracle Corp. 4.125%, 05/15/2045		673	466,919
4.65%, 05/06/2030		538	492,829
6.90%, 11/09/2052		489	481,546
QUALCOMM, Inc. 4.65%, 05/20/2035		1,465	1,335,031
Salesforce, Inc. 2.90%, 07/15/2051		642	377,346
SK Hynix, Inc. 6.375%, 01/17/2028(a)		485	479,519
Skyworks Solutions, Inc. 3.00%, 06/01/2031		2,426	1,859,174
Texas Instruments, Inc. 4.10%, 08/16/2052		272	199,970
4.60%, 02/15/2028		545	529,441
VMware, Inc. 4.70%, 05/15/2030		545	493,336
Western Digital Corp. 2.85%, 02/01/2029		956	744,385
3.10%, 02/01/2032		500	352,247
Workday, Inc. 3.70%, 04/01/2029		56	49,976
3.80%, 04/01/2032		694	576,901

			27,833,177

22 | AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Transportation - Railroads – 1.0%
Canadian Pacific Railway Co. 5.95%, 05/15/2037	U.S.$	1,644	$1,578,084
CSX Corp. 6.15%, 05/01/2037		599	597,085

			2,175,169

Transportation - Services – 0.2%
Ashtead Capital, Inc. 5.95%, 10/15/2033(a)		436	397,330

			115,420,041

Financial Institutions – 32.1%
Banking – 24.2%
ABN AMRO Bank NV 2.47%, 12/13/2029(a)		1,800	1,464,733
4.80%, 04/18/2026(a)		600	572,312
AIB Group PLC 4.263%, 04/10/2025(a)		1,133	1,118,380
Ally Financial, Inc. 6.992%, 06/13/2029		503	480,580
Banco Santander SA 2.749%, 12/03/2030		1,000	730,887
4.175%, 03/24/2028		400	366,417
4.25%, 04/11/2027		400	371,305
5.179%, 11/19/2025		200	193,091
5.294%, 08/18/2027		400	381,745
6.527%, 11/07/2027		400	400,077
Bank of America Corp. 2.884%, 10/22/2030		470	384,357
3.705%, 04/24/2028		530	483,953
3.846%, 03/08/2037		985	779,605
4.376%, 04/27/2028		375	349,849
Series U 8.806% (SOFR + 3.40%), 12/01/2023(c)(d)		394	394,322
Bank of Ireland Group PLC 6.253%, 09/16/2026(a)		1,009	999,294
Bank of New York Mellon Corp. (The) Series D 8.12% (SOFR + 2.72%), 12/20/2023(c)		446	428,167
Barclays PLC 4.375%, 09/11/2024		539	527,503
5.088%, 06/20/2030		535	463,427
6.224%, 05/09/2034		297	272,868
7.119%, 06/27/2034		321	299,781
7.385%, 11/02/2028		219	221,406

abfunds.com	AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

BNP Paribas SA 2.159%, 09/15/2029(a)	U.S.$	1,475	$1,200,479
2.871% (SOFR + 1.39%), 04/19/2032(a)(d)		200	153,030
6.625%, 03/25/2024(a)(c)		200	197,037
7.375%, 08/19/2025(a)(c)		690	669,627
8.50%, 08/14/2028(a)(c)		324	310,895
BPCE SA 4.625%, 07/11/2024(a)		855	839,723
5.15%, 07/21/2024(a)		375	369,614
5.975%, 01/18/2027(a)		277	272,519
CaixaBank SA 6.84%, 09/13/2034(a)		388	368,095
Capital One Financial Corp. 2.359%, 07/29/2032		726	480,517
5.468%, 02/01/2029		116	107,856
6.312%, 06/08/2029		365	349,287
7.624%, 10/30/2031		348	347,928
Citigroup, Inc. 7.625%, 11/15/2028(c)		216	208,370
Cooperatieve Rabobank UA 4.375%, 06/29/2027(a)(c)	EUR	200	186,789
Series E
4.00%, 04/10/2029(a)	U.S.$	800	786,766
Credit Agricole SA 1.247%, 01/26/2027(a)		1,285	1,145,907
6.316%, 10/03/2029(a)		325	319,924
Series E
0.125%, 12/09/2027	EUR	200	180,028
Deutsche Bank AG/New York NY 2.311%, 11/16/2027	U.S.$	877	758,369
3.742%, 01/07/2033		920	644,488
6.72%, 01/18/2029		249	244,187
7.079%, 02/10/2034		391	343,862
7.146%, 07/13/2027		203	202,803
Discover Financial Services 6.70%, 11/29/2032		213	197,282
Goldman Sachs Group, Inc. (The) 1.948%, 10/21/2027		805	705,939
Series P
8.501% (SOFR + 3.14%), 12/01/2023(c)		441	439,214
HSBC Holdings PLC 2.099%, 06/04/2026		563	524,338
3.973%, 05/22/2030		550	474,940
4.755%, 06/09/2028		513	480,311
5.887%, 08/14/2027		1,080	1,060,863
6.161%, 03/09/2029		200	195,885
6.547%, 06/20/2034		860	799,976

24 | AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Intesa Sanpaolo SpA 3.875%, 01/12/2028(a)	U.S.$	460	$407,202
5.017%, 06/26/2024(a)		730	716,401
Series XR 4.00%, 09/23/2029(a)		1,170	976,263
JPMorgan Chase & Co. 6.07%, 10/22/2027		650	649,154
Series Q 8.889% (SOFR + 3.51%), 02/01/2024(c)(d)		216	217,001
Series R 8.939% (SOFR + 3.56%), 02/01/2024(c)(d)		192	193,034
KBC Group NV 5.796%, 01/19/2029(a)		229	221,187
Lloyds Banking Group PLC 3.574%, 11/07/2028		310	275,326
4.65%, 03/24/2026		630	597,154
4.716%, 08/11/2026		380	368,203
5.871%, 03/06/2029		287	277,837
7.50%, 09/27/2025(c)		288	267,840
7.953%, 11/15/2033		533	540,272
M&T Bank Corp. 7.413%, 10/30/2029		1,067	1,069,950
Mitsubishi UFJ Financial Group, Inc. 0.848%, 07/19/2029(a)	EUR	200	179,115
1.64%, 10/13/2027	U.S.$	461	404,929
5.354%, 09/13/2028		370	358,226
5.541%, 04/17/2026		596	589,802
Mizuho Financial Group, Inc. 3.153%, 07/16/2030		565	474,856
5.414%, 09/13/2028		498	482,726
5.667%, 05/27/2029		485	472,068
5.739%, 05/27/2031		485	462,397
5.748%, 07/06/2034		259	241,672
Morgan Stanley 6.627%, 11/01/2034		431	430,354
Nationwide Building Society 2.972%, 02/16/2028(a)		1,065	946,991
6.557%, 10/18/2027(a)		410	409,322
NatWest Group PLC 3.073%, 05/22/2028		551	487,588
4.269%, 03/22/2025		403	398,959
PNC Financial Services Group, Inc. (The) 5.068%, 01/24/2034		190	167,057
6.875%, 10/20/2034		392	391,763
Santander Holdings USA, Inc. 4.26%, 06/09/2025		290	283,623
5.807%, 09/09/2026		659	644,248

abfunds.com	AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

6.499%, 03/09/2029	U.S.$	419	$405,232
6.565%, 06/12/2029		499	481,402
Santander UK Group Holdings PLC 2.469%, 01/11/2028		514	444,111
6.534%, 01/10/2029		489	478,305
6.833%, 11/21/2026		905	903,802
Shinhan Bank Co., Ltd. 4.375%, 04/13/2032(a)		385	327,335
Societe Generale SA 2.797%, 01/19/2028(a)		960	845,045
2.889%, 06/09/2032(a)		1,480	1,090,516
Standard Chartered PLC 2.608%, 01/12/2028(a)		920	808,416
6.187%, 07/06/2027(a)		390	386,162
Sumitomo Mitsui Financial Group, Inc. 2.472%, 01/14/2029		920	766,935
Svenska Handelsbanken AB 4.75%, 03/01/2031(a)(c)		1,000	749,160
Synchrony Bank 5.625%, 08/23/2027		570	521,816
UniCredit SpA 1.982%, 06/03/2027(a)		621	547,526
US Bancorp 6.787%, 10/26/2027		426	428,954
Westpac Banking Corp. Series G 4.322%, 11/23/2031		554	511,608

			51,549,752

Finance – 0.2%
Synchrony Financial 3.95%, 12/01/2027		295	252,862
4.875%, 06/13/2025		285	270,112

			522,974

Insurance – 2.5%
Allianz SE 3.20%, 10/30/2027(a)(c)		1,400	994,693
Assicurazioni Generali SpA Series E 2.124%, 10/01/2030(a)	EUR	545	463,634
2.429%, 07/14/2031(a)		470	394,837
Centene Corp. 2.50%, 03/01/2031	U.S.$	1,295	980,693
2.625%, 08/01/2031		708	533,826
Humana, Inc. 2.15%, 02/03/2032		635	467,755
5.75%, 03/01/2028		177	176,225

26 | AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Prudential Financial, Inc. 5.20%, 03/15/2044	U.S.$	1,150	$1,134,112
Zurich Finance Ireland Designated Activity Co. Series E 3.00%, 04/19/2051(a)		200	149,098

			5,294,873

Other Finance – 0.1%
GPS Blue Financing DAC 5.645%, 11/09/2041(a)		200	188,100

REITs – 5.1%
Alexandria Real Estate Equities, Inc. 2.00%, 05/18/2032		385	270,644
2.95%, 03/15/2034		1,158	844,533
American Tower Corp. 2.10%, 06/15/2030		163	124,162
2.95%, 01/15/2051		475	252,844
3.70%, 10/15/2049		510	315,517
3.80%, 08/15/2029		285	249,412
5.25%, 07/15/2028		270	257,684
5.55%, 07/15/2033		361	332,440
5.80%, 11/15/2028		424	414,117
Boston Properties LP 2.45%, 10/01/2033		300	194,975
4.50%, 12/01/2028		1,400	1,230,758
6.75%, 12/01/2027		183	179,979
Crown Castle, Inc. 3.10%, 11/15/2029		587	486,781
Digital Dutch Finco BV 1.00%, 01/15/2032(a)	EUR	800	608,595
Equinix, Inc. 1.55%, 03/15/2028	U.S.$	1,540	1,277,185
2.15%, 07/15/2030		711	545,567
3.90%, 04/15/2032		762	634,035
Kilroy Realty LP 4.75%, 12/15/2028		242	212,696
Omega Healthcare Investors, Inc. 3.25%, 04/15/2033		765	544,496
Prologis LP 1.25%, 10/15/2030		1,155	845,063
3.00%, 04/15/2050		240	138,326
Simon Property Group LP 5.85%, 03/08/2053		384	333,697
Ventas Realty LP 5.70%, 09/30/2043		290	239,140
Weyerhaeuser Co. 3.375%, 03/09/2033		390	309,396

abfunds.com	AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

7.375%, 03/15/2032	U.S.$	22	$23,201

			10,865,243

			68,420,942

Utility – 7.9%
Electric – 7.6%
Avangrid, Inc. 3.20%, 04/15/2025		1,515	1,450,291
3.80%, 06/01/2029		673	591,374
Commonwealth Edison Co. 3.00%, 03/01/2050		205	118,310
Series 133
3.85%, 03/15/2052		465	316,106
Consolidated Edison Co. of New York, Inc. 3.70%, 11/15/2059		505	310,502
4.50%, 05/15/2058		855	614,102
Series 05-A
5.30%, 03/01/2035		225	204,510
Series A
4.125%, 05/15/2049		155	109,029
Consorcio Transmantaro SA 4.70%, 04/16/2034(a)		890	769,601
EDP Finance BV 1.71%, 01/24/2028(a)		2,720	2,285,386
Electricite de France SA 9.125%, 03/15/2033(a)(c)		206	210,749
Enel Finance International NV 2.25%, 07/12/2031(a)		1,270	934,737
6.80%, 09/15/2037(a)		280	273,142
7.50%, 10/14/2032(a)		200	207,346
Engie SA 3.25%, 11/28/2024(a)(c)	EUR	200	206,065
Florida Power & Light Co. 5.30%, 04/01/2053	U.S.$	595	520,272
Iberdrola International BV Series NC9 1.825%, 08/09/2029(a)(c)	EUR	1,100	910,897
National Grid PLC 5.809%, 06/12/2033	U.S.$	339	320,700
NextEra Energy Capital Holdings, Inc. 1.90%, 06/15/2028		1,381	1,152,877
2.25%, 06/01/2030		440	342,821
4.80%, 12/01/2077		325	273,301
5.00%, 07/15/2032		540	490,900
Niagara Mohawk Power Corp. 1.96%, 06/27/2030(a)		1,611	1,232,976

28 | AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Public Service Electric and Gas Co. 3.10%, 03/15/2032	U.S.$	1,219	$998,707
3.80%, 03/01/2046		615	434,167
3.85%, 05/01/2049		460	321,467
San Diego Gas & Electric Co. Series WWW 2.95%, 08/15/2051		1,275	723,944

			16,324,279

Other Utility – 0.3%
American Water Capital Corp. 3.25%, 06/01/2051		735	453,066
3.45%, 05/01/2050		195	124,725

			577,791

			16,902,070

Total Corporates - Investment Grade (cost $237,994,975)			200,743,053

CORPORATES - NON-INVESTMENT GRADE – 2.1%
Industrial – 1.6%
Capital Goods – 0.3%
Clean Harbors, Inc. 4.875%, 07/15/2027(a)		95	88,664
GFL Environmental, Inc. 4.375%, 08/15/2029(a)		251	214,054
5.125%, 12/15/2026(a)		445	423,472

			726,190

Communications - Media – 0.3%
CCO Holdings LLC/CCO Holdings Capital Corp. 4.75%, 02/01/2032(a)		889	694,004

Consumer Cyclical - Automotive – 0.5%
Dana, Inc. 4.25%, 09/01/2030		935	741,458
ZF North America Capital, Inc. 6.875%, 04/14/2028(a)		200	194,211
7.125%, 04/14/2030(a)		200	194,258

			1,129,927

Consumer Non-Cyclical – 0.2%
US Acute Care Solutions LLC 6.375%, 03/01/2026(a)		455	388,723

Services – 0.1%
Block, Inc. 3.50%, 06/01/2031		200	154,744

abfunds.com	AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Technology – 0.2%
Seagate HDD Cayman 8.25%, 12/15/2029(a)	U.S.$	305	$310,499

			3,404,087

Financial Institutions – 0.5%
REITs – 0.5%
MPT Operating Partnership LP/MPT Finance Corp. 5.00%, 10/15/2027		1,445	1,119,422

Total Corporates - Non-Investment Grade (cost $5,477,818)			4,523,509

EMERGING MARKETS - CORPORATE BONDS – 1.1%
Industrial – 0.9%
Basic – 0.8%
Klabin Austria GmbH 3.20%, 01/12/2031(a)		2,040	1,558,050

Energy – 0.1%
ReNew Pvt Ltd. 5.875%, 03/05/2027(a)		300	272,760

			1,830,810

Financial Institutions – 0.2%
Banking – 0.2%
Itau Unibanco Holding SA/Cayman Island 3.875%, 04/15/2031(a)		480	442,500

Total Emerging Markets - Corporate Bonds (cost $2,796,675)			2,273,310

SUPRANATIONALS – 0.4%
International Bank for Reconstruction & Development Zero Coupon, 03/31/2027 (cost $935,554)		970	861,622

GOVERNMENTS - SOVEREIGN BONDS – 0.3%
Chile – 0.3%
Chile Electricity Lux MPC SARL 6.01%, 01/20/2033(a) (cost $537,533)		535	519,510

30 | AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

LOCAL GOVERNMENTS - US MUNICIPAL BONDS – 0.0%
United States – 0.0%
Metropolitan Transportation Authority Series 2020-C 5.175%, 11/15/2049 (cost $77,199)	U.S.$	65	$53,346

		Shares
SHORT-TERM INVESTMENTS – 1.2%
Investment Companies – 1.2%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 5.27%(e)(f)(g) (cost $2,525,189)		2,525,189	2,525,189

		Principal Amount (000)
Time Deposits – 0.0%
SEB, Stockholm 2.85%, 11/01/2023 (cost $43,216)	EUR	41	43,216

Total Short-Term Investments (cost $2,568,405)			2,568,405

Total Investments – 99.2% (cost $250,388,159)			211,542,755
Other assets less liabilities – 0.8%			1,797,562

Net Assets – 100.0%			$213,340,317

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr (CBT) Futures	45	December 2023	$9,108,984	$(9,359)
U.S. Ultra Bond (CBT) Futures	110	December 2023	12,381,875	(1,441,844)
Sold Contracts
Euro-BOBL Futures	5	December 2023	615,232	3,227
Euro-Bund Futures	10	December 2023	1,364,843	24,866
Euro-Schatz Futures	6	December 2023	667,714	1,169
U.S. 10 Yr Ultra Futures	98	December 2023	10,665,156	357,023
U.S. T-Note 5 Yr (CBT) Futures	30	December 2023	3,134,297	16

				$(1,064,902)

abfunds.com	AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO | 31

PORTFOLIO OF INVESTMENTS (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services LLC	EUR	3,075	USD	3,276	01/10/2024	$11,171

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At October 31, 2023, the aggregate market value of these securities amounted to $44,182,700 or 20.7% of net assets.

(b)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at October 31, 2023.

(c)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(d)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at October 31, 2023.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(f)	The rate shown represents the 7-day yield as of period end.

(g)	Affiliated investments.

Currency Abbreviations:

EUR – Euro

USD – United States Dollar

Glossary:

BOBL – Bundesobligationen

CBT – Chicago Board of Trade

REIT – Real Estate Investment Trust

SOFR – Secured Overnight Financing Rate

See notes to financial statements.

32 | AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

October 31, 2023

Assets
Investments in securities, at value Unaffiliated issuers (cost $247,862,970)	$209,017,566
Affiliated issuers (cost $2,525,189)	2,525,189
Cash collateral due from broker	551,891
Foreign currencies, at value (cost $114)	114
Unaffiliated interest receivable	2,519,757
Receivable for investment securities sold	1,439,431
Receivable for capital stock sold	27,970
Affiliated dividends receivable	18,747
Receivable for variation margin on futures	17,191
Unrealized appreciation on forward currency exchange contracts	11,171

Total assets	216,129,027

Liabilities
Due to Custodian	407
Payable for investment securities purchased	2,338,003
Dividends payable	148,938
Advisory fee payable	63,513
Payable for capital stock redeemed	44,205
Administrative fee payable	24,201
Transfer Agent fee payable	3,000
Distribution fee payable	12
Accrued expenses	166,431

Total liabilities	2,788,710

Net Assets	$213,340,317

Composition of Net Assets
Capital stock, at par	$27,902
Additional paid-in capital	268,317,672
Accumulated loss	(55,005,257)

$213,340,317

Net Asset Value Per Share—30 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$59,193	7,741	$7.65	*

Advisor	$213,281,124	27,894,731	$7.65

*	The maximum offering price per share for Class A shares was $7.99, which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO | 33

STATEMENT OF OPERATIONS

Year Ended October 31, 2023

Investment Income
Interest (net of foreign taxes withheld of $3,153)	$8,111,702
Dividends
Affiliated issuers	128,495
Unaffiliated issuers	10,891
Other income	8,051	$8,259,139

Expenses
Advisory fee (see Note B)	915,584
Transfer agency—Class A	6
Transfer agency—Advisor Class	21,575
Distribution fee—Class A	154
Custody and accounting	116,823
Administrative	105,758
Audit and tax	66,413
Legal	40,721
Registration fees	34,142
Printing	27,236
Directors’ fees	19,352
Miscellaneous	19,689

Total expenses	1,367,453
Less: expenses waived and reimbursed by the Adviser (see Note B)	(149,159)

Net expenses		1,218,294

Net investment income		7,040,845

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(7,391,450)
Forward currency exchange contracts		(281,518)
Futures		(719,798)
Foreign currency transactions		12,676
Net change in unrealized appreciation (depreciation) on:
Investments		4,940,098
Forward currency exchange contracts		130,505
Futures		(502,859)
Foreign currency denominated assets and liabilities		1,252

Net loss on investment and foreign currency transactions		(3,811,094)

Net Increase in Net Assets from Operations		$3,229,751

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2023	Year Ended October 31, 2022
Increase (Decrease) in Net Assets from Operations
Net investment income	$7,040,845	$4,257,987
Net realized loss on investment and foreign currency transactions	(8,380,090)	(5,373,851)
Net change in unrealized appreciation (depreciation) on investments and foreign currency denominated assets and liabilities	4,568,996	(43,944,475)

Net increase (decrease) in net assets from operations	3,229,751	(45,060,339)

Distributions to Shareholders
Class A	(2,194)	(1,743)
Advisor Class	(7,739,111)	(5,232,202)
Capital Stock Transactions
Net increase	40,708,290	58,179,131

Total increase	36,196,736	7,884,847
Net Assets
Beginning of period	177,143,581	169,258,734

End of period	$213,340,317	$177,143,581

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

October 31, 2023

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of nine portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Sustainable Thematic Credit Portfolio (the “Fund”), a non-diversified portfolio. The Fund has authorized the issuance of Class A, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares. Class C, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares have not been issued as of October 31, 2023. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All 10 classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Company’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Company’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Company’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national

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NOTES TO FINANCIAL STATEMENTS (continued)

securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value

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NOTES TO FINANCIAL STATEMENTS (continued)

pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows

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NOTES TO FINANCIAL STATEMENTS (continued)

which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2023:

Investments in Securities	Level 1			Level 2		Level 3			Total
Assets:
Corporates – Investment Grade	$	– 0	–	$200,743,053		$	– 0	–	$200,743,053
Corporates – Non-Investment Grade		– 0	–	4,523,509			– 0	–	4,523,509
Emerging Markets – Corporate Bonds		– 0	–	2,273,310			– 0	–	2,273,310
Supranationals		– 0	–	861,622			– 0	–	861,622
Governments – Sovereign Bonds		– 0	–	519,510			– 0	–	519,510
Local Governments – US Municipal Bonds		– 0	–	53,346			– 0	–	53,346
Short-Term Investments:
Investment Companies		2,525,189		– 0	–		– 0	–	2,525,189
Time Deposits		– 0	–	43,216			– 0	–	43,216

Total Investments in Securities		2,525,189		209,017,566			– 0	–	211,542,755

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NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities	Level 1		Level 2			Level 3			Total
Other Financial Instruments*:
Assets
Futures	$386,301		$	– 0	–	$	– 0	–	$386,301	†
Forward Currency Exchange Contracts	– 0	–		11,171			– 0	–	11,171
Liabilities
Futures	(1,451,203)			– 0	–		– 0	–	(1,451,203	)†

Total	$1,460,287			$209,028,737		$	– 0	–	$210,489,024

*

Other financial instruments include reverse repurchase agreements and derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

†

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

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NOTES TO FINANCIAL STATEMENTS (continued)

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior two tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $128,373 were deferred and amortized on a straight line basis over a one year period starting from May 10, 2021 (commencement of operations).

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .40% of the next $2.5 billion and .35% in excess of $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annual basis (the “Expense Caps”) to .85% and .60% of the daily average net assets for Class A and Advisor Class, respectively. For the year ended October 31, 2023, such reimbursements/waivers amounted to $146,423. The Expense Caps may not be terminated by the Adviser before January 31, 2024. Any fees waived and expenses borne by the Adviser through May 10, 2022 are subject to repayment by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne; such waivers that are subject to repayment amounted to $122,942 for the fiscal period ended October 31, 2021 and $222,462 for the year ended October 31, 2022. In any case, no repayment will be made that would cause the Fund’s total annual operating expenses to exceed the Expense Caps’ net fee percentages set forth above.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended October 31, 2023, the reimbursement for such services amounted to $105,758.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $18,000 for the year ended October 31, 2023.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $0 from the sale of Class A shares and received no contingent deferred sales charges imposed upon redemptions by shareholders of Class A shares, for the year ended October 31, 2023.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual

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NOTES TO FINANCIAL STATEMENTS (continued)

advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser had contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. Effective September 1, 2023, the Adviser has contractually agreed to waive .05% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .15%) until August 31, 2024. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended October 31, 2023, such waiver amounted to $2,736.

A summary of the Fund’s transactions in AB mutual funds for the year ended October 31, 2023 is as follows:

Fund	Market Value 10/31/22 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/23 (000)	Dividend Income (000)
Government Money Market Portfolio	$6,929	$61,752	$66,156	$2,525	$128

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares. There are no distribution and servicing fees on the Advisor Class. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2023, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$101,923,774		$56,137,683
U.S. government securities	– 0	–	2,829,322

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$250,667,834

Gross unrealized appreciation	$1,224,214
Gross unrealized depreciation	(40,349,293)

Net unrealized depreciation	$(39,125,079)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

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NOTES TO FINANCIAL STATEMENTS (continued)

During the year ended October 31, 2023, the Fund held forward currency exchange contracts for hedging purposes.

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended October 31, 2023, the Fund held futures for hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce

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NOTES TO FINANCIAL STATEMENTS (continued)

its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the year ended October 31, 2023, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable for variation margin on futures	$386,301	*	Payable for variation margin on futures	$1,451,203	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	11,171

Total		$397,472			$1,451,203

*

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation (depreciation) on futures	$(719,798)	$(502,859)

Foreign currency contracts	Net realized gain/(loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) on forward currency exchange contracts	(281,518)	130,505

Total		$(1,001,316)	$(372,354)

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended October 31, 2023:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$2,751,702	(a)
Average principal amount of sale contracts	$3,714,800
Futures:
Average notional amount of buy contracts	$12,455,352
Average notional amount of sale contracts	$8,849,783

(a)	Positions were open for one month during the reporting period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of October 31, 2023. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

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NOTES TO FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Morgan Stanley Capital Services LLC.	$11,171	$	– 0	–	$	– 0	–	$	– 0	–	$11,171

Total	$11,171	$	– 0	–	$	– 0	–	$	– 0	–	$11,171	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

^

Net amount represents the net receivable (payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022

Class A
Shares issued in reinvestment of dividends and distributions	236	165	$1,906	$1,484

Net increase	236	165	$1,906	$1,484

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022

Advisor Class
Shares sold	7,280,014	8,566,886	$59,027,563	$79,602,059

Shares issued in reinvestment of dividends and distributions	796,862	493,814	6,445,652	4,382,521

Shares redeemed	(3,072,884)	(2,886,247)	(24,766,831)	(25,806,933)

Net increase	5,003,992	6,174,453	$40,706,384	$58,177,647

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock, bond or currency markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

ESG Risk—Applying ESG and sustainability criteria to the investment process may exclude securities of certain issuers for non-investment reasons and, therefore, the Fund may forgo some market opportunities available to funds that do not use ESG or sustainability criteria. Securities of companies with ESG practices may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria. Furthermore, ESG factors and “sustainability” criteria are not uniformly defined, and may differ from those used by other funds. In addition, in evaluating an investment, the Adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG and sustainability factors relevant to a particular investment.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effect of potential central bank monetary policy, and government fiscal policy, initiatives and resulting market reactions to those initiatives.

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NOTES TO FINANCIAL STATEMENTS (continued)

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to factors such as specific corporate developments, interest rate sensitivity and negative perceptions of the junk bond market generally, and may be more difficult to trade than other types of securities.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities. The Fund invests in inflation-indexed securities, the value of which may be vulnerable to changes in expectations of inflation or interest rates.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid and are subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns. Emerging market currencies may be more volatile and less liquid, and subject to significantly greater risk of currency controls and convertibility restrictions, than currencies of developed countries.

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Non-Diversification Risk—The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV.

Active Trading Risk—The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

LIBOR Replacement Risk—The Fund may be exposed to debt securities, derivatives or other financial instruments that recently transitioned

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NOTES TO FINANCIAL STATEMENTS (continued)

from the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. LIBOR’s administrator, ICE Benchmark Administration, ceased publishing most LIBOR settings (including some U.S. LIBOR settings) by the end of 2021 and the remaining (and most widely used) U.S. Dollar LIBOR settings after June 30, 2023. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will permit the use of synthetic U.S. Dollar LIBOR rates for non-U.S. contracts through September 30, 2024, but any such rates would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the Secured Overnight Financing Rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market. There is no assurance that the composition or characteristics of SOFR or any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that the market for SOFR-linked financial instruments will have the same volume or liquidity as did the market for LIBOR-linked financial instruments prior to LIBOR’s discontinuance or unavailability. Neither the long-term effects of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are

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NOTES TO FINANCIAL STATEMENTS (continued)

included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2023.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2023 and October 31, 2022 were as follows:

	2023		2022
Distributions paid from:
Ordinary income	$7,741,305		$5,154,448
Long-term capital gains	– 0	–	79,497

Total taxable distributions paid	$7,741,305		$5,233,945

As of October 31, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(15,730,716	)(a)
Unrealized appreciation (depreciation)	(39,125,603	)(b)

Total accumulated earnings (deficit)	$(54,856,319	)(c)

(a)	As of October 31, 2023, the Fund had a net capital loss carryforward of $15,730,716.

(b)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments and the tax treatment of callable bonds.

(c)	The difference between book-basis and tax-basis components of accumulated earnings (deficit) is attributable primarily to dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2023, the Fund had a net short-term capital loss carryforward of $4,945,258 and a net long-term capital loss carryforward of $10,785,458, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to taxable overdistributions resulted in a net decrease in accumulated loss and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to

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NOTES TO FINANCIAL STATEMENTS (continued)

ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended October 31,	May 10, 2021(a) to October 31, 2021
2023	2022

Net asset value, beginning of period	$ 7.74	$ 10.12	$ 10.00

Income From Investment Operations

Net investment income(b)(c)	.26	.18	.07

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.06)	(2.32)	.13

Net increase (decrease) in net asset value from operations	.20	(2.14)	.20

Less: Dividends and Distributions

Dividends from net investment income	(.29)	(.23)	(.08)

Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(.01)	– 0	–

Total dividends and distributions	(.29)	(.24)	(.08)

Net asset value, end of period	$ 7.65	$ 7.74	$ 10.12

Total Return

Total investment return based on net asset value(d)	2.42%	(21.48)%	2.00%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$59	$58	$74

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.85%	.85%	.85	%(e)

Expenses, before waivers/reimbursements	.92%	.97%	1.14	%(e)

Net investment income(c)	3.20%	2.04%	1.47	%(e)

Portfolio turnover rate	30%	25%	31%

See footnote summary on page 56.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended October 31,	May 10, 2021(a) to October 31, 2021
2023	2022

Net asset value, beginning of period	$ 7.74	$ 10.12	$ 10.00

Income From Investment Operations

Net investment income(b)(c)	.28	.21	.08

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.06)	(2.33)	.13

Net increase (decrease) in net asset value from operations	.22	(2.12)	.21

Less: Dividends and Distributions

Dividends from net investment income	(.31)	(.25)	(.09)

Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(.01)	– 0	–

Total dividends and distributions	(.31)	(.26)	(.09)

Net asset value, end of period	$ 7.65	$ 7.74	$ 10.12

Total Return

Total investment return based on net asset value(d)	2.67%	(21.29)%	2.12%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$213,281	$177,086	$169,185

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.60%	.60%	.60	%(e)

Expenses, before waivers/reimbursements	.67%	.72%	.93	%(e)

Net investment income(c)	3.46%	2.31%	1.69	%(e)

Portfolio turnover rate	30%	25%	31%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(e)	Annualized.

See notes to financial statements.

56 | AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO	abfunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AB Sustainable Thematic Credit Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Sustainable Thematic Credit Portfolio (the “Fund”) (one of the portfolios constituting AB Bond Fund, Inc. (the “Company”)), including the portfolio of investments, as of October 31, 2023, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and the period from May 10, 2021 (commencement of operations) through October 31, 2021, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting AB Bond Fund, Inc.) at October 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the two years in the period then ended and the period from May 10, 2021 (commencement of operations) through October 31, 2021, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

abfunds.com	AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO | 57

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

December 22, 2023

58 | AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO	abfunds.com

2023 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended October 31, 2023. For foreign shareholders, 83.02% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2024.

abfunds.com	AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO | 59

BOARD OF DIRECTORS

Garry L. Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1)

OFFICERS

Gershon M. Distenfeld(2), Vice President Tiffanie Wong(2), Vice President Nancy E. Hay, Secretary Michael B. Reyes, Senior Vice President	Stephen M. Woetzel, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Manhattan West

New York, NY 10001

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Sustainable Thematic Credit Team. Mr. Distenfeld and Ms. Wong are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

60 | AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO	abfunds.com

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Onur Erzan,# 1345 Avenue of the Americas New York, NY 10105 47 (2021)

Senior Vice President of AllianceBernstein L.P. (the “Adviser”), Head of Global Client Group and Head of Private Wealth. He oversees AB’s entire private wealth management business, third-party institutional, and retail franchise, where he is responsible for all client services, sales, and marketing, as well as product strategy, management, and development worldwide. Director, President, and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. He is also a member of the Equitable Holdings Management Committee. Prior to joining the firm in January 2021, he spent over 19 years with McKinsey (management consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics, digital assets and capabilities) globally.

		82	None

abfunds.com	AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO | 61

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS

Garry L. Moody,## Chairman of the Board 71 (2021)

Private Investor since prior to 2018. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody, and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He served as a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council from October 2019 through September 2023, where he also served as Chairman of the Governance Committee from October 2021 through September 2023. He is Chairman of the AB Funds and Chairman of the Independent Directors Committees since January 2023; he has served as a director or trustee since 2008, and served as Chairman of the Audit Committee of such funds from 2008 to February 2023.

		82	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jorge A. Bermudez,## 72 (2021)

Private Investor since prior to 2018. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008; Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007; and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016; and Chair of the Audit Committee of the Board of Directors of Moody’s Corporation since December 2022. He has served as director or trustee of the AB Funds since January 2020.

		82	Moody’s Corporation since April 2011

Michael J. Downey,## 79 (2021)	Private Investor since prior to 2018. Formerly, Chairman of the Asia Pacific Fund, Inc. (registered investment company) since prior to 2018 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	82	None

abfunds.com	AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO | 63

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Nancy P. Jacklin,## 75 (2021)

Private Investor since prior to 2018. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and served as Chair of the Governance and Nominating Committees of the AB Funds from 2014 to August 2023.

		82	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jeanette W. Loeb,## 71 (2021)

Private Investor since prior to 2018. Director of New York City Center since 2005. Formerly, Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to April 2023. She was a director of Apollo Investment Corp. (business development company) from August 2011 to July 2023 and a director of AB Multi-Manager Alternative Fund (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020 and serves as Chair of the Governance and Nominating Committees of the AB Funds since August 2023.

		82	None

abfunds.com	AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO | 65

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Carol C. McMullen,## 68 (2021)

Private Investor and a member of the Advisory Board of Butcher Box (since 2018) and serves as Advisory Board Chair as of June 2023. Formerly, Managing Director of Slalom Consulting (consulting) from 2014 until July 2023; member, Mass General Brigham (formerly, Partners Healthcare) Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016 and serves as Chair of the Audit Committees of such funds since February 2023.

		82	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Marshall C. Turner, Jr.,## 82 (2021)

Private Investor since prior to 2018. He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. Former Chairman and CEO of Dupont Photomasks, Inc. (semi-conductor manufacturing equipment) from 2003 through 2006. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the board of the George Lucas Educational Foundation. He has served as a director of one AB Fund since 1992, and director or trustee of all the AB Funds since 2005. He has served as both Chairman of the AB Funds and Chairman of the Independent Directors Committees from 2014 through December 2022.

		82	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal & Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Erzan is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

abfunds.com	AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO | 67

MANAGEMENT OF THE FUND (continued)

Officers of the Fund

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Onur Erzan 47	President and Chief Executive Officer	See biography above.

Gershon M. Distenfeld 48	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2018. He is also Co-Head of Fixed-Income.

Tiffanie Wong 38	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2018. She is also Director – Fixed Income Responsible Investing Portfolio Management; and Director – US Investment-Grade Credit.

Nancy E. Hay 51	Secretary	Senior Vice President and Counsel of the Adviser**, with which she has been associated since prior to 2018 and Assistant Secretary of ABI**.

Michael B. Reyes 47	Senior Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2018.

Stephen M. Woetzel 52	Treasurer and Chief Financial Officer	Senior Vice President of ABIS**, with which he has been associated since prior to 2018.

Phyllis J. Clarke 62	Controller	Vice President of ABIS**, with which she has been associated since prior to 2018.

Jennifer Friedland 49	Chief Compliance Officer	Vice President of the Adviser** since 2020 and Mutual Fund Chief Compliance Officer (of all Funds since January 2023 and of the ETF Funds since 2022). Before joining the Adviser** in 2020, she was Chief Compliance Officer at WestEnd Advisors, LLC from prior to 2018 until 2019.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800)-227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Operation and Effectiveness of the Funds’ Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors/Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2023, which covered the period January 1, 2022 through December 31, 2022 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Funds’ LRMP is adequately designed, has been implemented as intended,

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and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Sustainable Thematic Credit Portfolio (the “Fund”) at a meeting held in-person on August 1-2, 2023 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

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judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and may from time to time propose changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for the period ended December 31, 2021 and calendar year 2022 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information for this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to the subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the

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Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors received detailed performance information for the Fund at each regular Board meeting since the Fund’s inception.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Advisor Class shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Advisor Class shares against a broad-based securities market index, in each case for the 1-year period ended May 31, 2023 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and noted that it was lower than the median. They also noted that the Adviser’s total rate of compensation, taking into account the impact of the administrative expense reimbursement paid to the Adviser in the latest fiscal year, was above the median.

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The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Advisor Class shares of the Fund in comparison to the medians for a peer group and a peer universe selected by the 15(c) service provider. The Advisor Class expense ratio of the Fund was based on the Fund’s latest fiscal year and reflected the impact of the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s ratio was above a median. After reviewing and

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discussing the Adviser’s explanation of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Low Volatility Equity Portfolio1

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Short Duration High Yield Portfolio1

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Disruptors ETF

High Yield ETF

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

US High Dividend ETF

US Large Cap Strategic Equities ETF

US Low Volatility Equity ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to July 5, 2023, International Low Volatility Equity Portfolio was named International Strategic Core Portfolio and Short Duration High Yield Portfolio was named Limited Duration High Income Portfolio.

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AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

STC-0151-1023

OCT    10.31.23

ANNUAL REPORT

AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Tax-Aware Fixed Income Opportunities Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 1

ANNUAL REPORT

December 20, 2023

This report provides management’s discussion of fund performance for the AB Tax-Aware Fixed Income Opportunities Portfolio for the annual reporting period ended October 31, 2023.

The investment objective of the Fund is to seek to maximize after-tax return and income.

NAV RETURNS AS OF OCTOBER 31, 2023 (unaudited)

	6 Months	12 Months

AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO

Class A Shares	-5.11%	2.43%

Class C Shares	-5.47%	1.67%

Advisor Class Shares[1]	-4.89%	2.80%

Bloomberg Municipal Bond Index	-4.65%	2.64%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its benchmark, the Bloomberg Municipal Bond Index, for the six- and 12-month periods ended October 31, 2023.

For the 12-month period, all share classes except the Advisor Class underperformed the benchmark, before sales charges. Security selection in electric utility and senior living detracted, relative to the benchmark, while selection within state general obligation and toll roads/transit contributed. Yield-curve positioning contributed with overweights to the long end and short end of the curve. Lastly, the Fund was overweight lower-rated (noninvestment-grade) bonds, which is fully composed of investment-grade bonds. This overweight contributed for the period.

For the six-month period, all share classes underperformed the benchmark. Security selection within electric utility and prepay energy detracted, while selection within state general obligation and health care contributed. Additionally, an overweight to the long end of the yield-curve detracted. Lastly, the Fund was overweight lower-rated (noninvestment-grade) bonds, which is fully composed of investment-grade bonds. This overweight contributed for the period.

The Fund used derivatives in the form of interest rate swaps for hedging purposes, which added to absolute returns for both periods. Credit default

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swaps were used for hedging and investment purposes, which had no material impact over both periods. Consumer Price Index swaps were used for hedging purposes which had no material impact over the periods. Municipal market data rate locks were used for investment purposes, which added for both periods.

MARKET REVIEW AND INVESTMENT STRATEGY

For the 12-month period ending October 31, 2023, the yield on a 10-Year AAA municipal bond rose to 3.61% from 3.34% and the yield on the 10-Year US Treasury rose to 4.91% from 4.06%. After-tax spreads widened on the short end of the curve, while spreads compressed five-years and out. This indicated that municipals became cheaper relative to Treasuries on the short end, while becoming more expensive on the intermediate and long part. Performance was particularly strong for the first 10 months of this period. However, worries that the US Federal Reserve would continue its policy tightening stance longer than anticipated caused a sell-off in September and October, leading to a lower return over the 12-month period.

The Fund’s Senior Investment Management Team (the “Team”) continues to seek investments in attractive after-tax returns such as municipal and taxable fixed-income, and selective below investment-grade bonds. The Team seeks to manage interest-rate exposure by focusing on lower-rated municipal and corporate bonds.

The Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most bond insurers, insurance has less value than it did in the past. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of October 31, 2023, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity were 6.00% and 0.00%, respectively.

INVESTMENT POLICIES

The Fund pursues its objective by investing principally in a national portfolio of both municipal and taxable fixed-income securities. The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Fund also invests, under normal circumstances, at least 65% of its total assets in municipal securities

(continued on next page)

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that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax for certain taxpayers. The income earned and distributed to shareholders on non-municipal securities would not be exempt from federal income tax. The Fund may invest in fixed-income securities rated below investment grade (commonly known as “junk bonds”), although such securities are not expected to be the Fund’s primary focus.

The Adviser selects securities for the Fund based on a variety of factors, including credit quality, maturity, diversification benefits, and the relative expected after-tax returns of taxable and municipal securities (considering federal tax rates and without regard to state and local income taxes). As the objective is to increase the after-tax return of the Fund, an investor in the Fund may incur a tax liability that will generally be greater than the same investor would have in a fund investing exclusively in municipal securities, and that will be higher if the investor is in a higher tax bracket. In addition, the tax implications of the Fund’s trading activity, such as realizing taxable gains, are considered in making purchase and sale decisions for the Fund. The Fund may invest in fixed-income securities of any maturity from short- to long-term.

The Fund may also invest in forward commitments; zero-coupon municipal securities and variable-, floating- and inverse-floating-rate municipal securities.

The Fund may use derivatives, such as swaps, options, futures contracts and forwards, to achieve its investment strategies. For example, the Fund may enter into tender option bonds and credit default and interest rate swaps relating to municipal and taxable fixed-income securities or securities indices. Derivatives may provide more efficient and economical exposure to fixed-income securities markets than direct investments.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Municipal Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment-grade bonds. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific municipal or corporate developments and negative performance of the junk bond market generally and may be more difficult to trade than other types of securities.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, and the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 5

DISCLOSURES AND RISKS (continued)

earthquakes. For example, the novel coronavirus (COVID-19) pandemic has significantly stressed the financial resources of many issuers of municipal securities, which could impair any such issuer’s ability to meet its financial obligations when due and adversely impact the value of its securities held by the Fund. As the full effects of the COVID-19 pandemic on state and local economies and on issuers of municipal securities are still uncertain, the financial difficulties of issuers of municipal securities may worsen, adversely affecting the performance of the Fund. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

The Fund invests, from time to time, in the municipal securities of Puerto Rico or other US territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other US issuers of municipal securities. Puerto Rico continues to face a very challenging economic and fiscal environment, worsened by the spread of COVID-19 and the adverse effect that related governmental and public responses have had on Puerto Rico’s economy. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

Tax Risk: From time to time, the US government and the US Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s net asset value (“NAV”) could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax-exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield.

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DISCLOSURES AND RISKS (continued)

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effect of potential central bank monetary policy, and government fiscal policy, initiatives and resulting market reactions to those initiatives.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Municipal securities may have more illiquid investments risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.

Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 7

DISCLOSURES AND RISKS (continued)

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These and other risks are more fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 3% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to their different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

12/11/20131 TO 10/31/2023

This chart illustrates the total value of an assumed $10,000 investment in AB Tax-Aware Fixed Income Opportunities Portfolio Class A shares (from 12/11/20131 to 10/31/2023) as compared to the performance of its benchmark. The chart reflects the deduction of the maximum 3.00% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

1	Inception date: 12/11/2013

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 9

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2023 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]	Taxable Equivalent Yields[2]

CLASS A SHARES			4.29%	6.60%

1 Year	2.43%	-0.69%

5 Years	1.32%	0.71%

Since Inception[3]	2.10%	1.78%

CLASS C SHARES			3.66%	5.63%

1 Year	1.67%	0.68%

5 Years	0.57%	0.57%

Since Inception[3,4]	1.34%	1.34%

ADVISOR CLASS SHARES[5]			4.67%	7.18%

1 Year	2.80%	2.80%

5 Years	1.60%	1.60%

Since Inception[3]	2.37%	2.37%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 0.91%, 1.66% and 0.66% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limited the Fund’s total annual operating expense ratios, exclusive of expenses associated with securities sold short, acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, brokerage commissions and other transaction costs, to 0.75%, 1.50% and 0.50% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated prior to January 31, 2024, and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2023.

2	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

3	Inception date: 12/11/2013.

4	Assumes conversion of Class C shares into Class A shares after eight years.

5

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2023 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-0.09%

5 Years	0.87%

Since Inception[1]	1.97%

CLASS C SHARES

1 Year	1.25%

5 Years	0.73%

Since Inception[1,2]	1.54%

ADVISOR CLASS SHARES[3]

1 Year	3.27%

5 Years	1.74%

Since Inception[1]	2.56%

1	Inception date: 12/11/2013.

2	Assumes conversion of Class C shares into Class A shares after eight years.

3

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 11

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$948.90	$4.42	0.90%
Hypothetical**	$1,000	$1,020.67	$4.58	0.90%
Class C
Actual	$1,000	$945.30	$8.09	1.65%
Hypothetical**	$1,000	$1,016.89	$8.39	1.65%
Advisor Class
Actual	$1,000	$951.10	$3.20	0.65%
Hypothetical**	$1,000	$1,021.93	$3.31	0.65%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 13

PORTFOLIO SUMMARY

October 31, 2023 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $409.7

1

The Fund’s quality rating and state breakdowns are expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Fund considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the Pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment-grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments, such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

2	“Other” represents less than 1.8% in 32 different states, American Samoa, District of Columbia and Guam.

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PORTFOLIO OF INVESTMENTS

October 31, 2023

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 109.2%
Long-Term Municipal Bonds – 109.0%
Alabama – 10.2%
Black Belt Energy Gas District (Goldman Sachs Group, Inc. (The)) Series 2021 4.00%, 10/01/2052	$1,000	$963,202
Series 2022-F 5.50%, 11/01/2053	2,000	2,023,599
Series 2023-A 5.25%, 01/01/2054	2,000	2,002,037
Series 2023-D 5.401% (SOFR + 1.85%), 06/01/2049(a)(b)	10,000	9,976,586
Black Belt Energy Gas District (Nomura Holdings, Inc.) Series 2022-A 4.00%, 12/01/2052	1,000	918,491
Black Belt Energy Gas District (Pre-refunded – US Treasuries) Series 2018 4.537% (SOFR + 0.90%), 12/01/2048(b)	10,000	9,999,835
County of Jefferson AL Sewer Revenue Series 2013-D 6.00%, 10/01/2042	110	113,036
Southeast Energy Authority A Cooperative District (Morgan Stanley) Series 2022-A 5.50%, 01/01/2053	1,000	1,014,827
5.971% (SOFR + 2.42%), 01/01/2053(b)	2,000	2,050,697
Southeast Energy Authority A Cooperative District (Royal Bank of Canada) Series 2023-B 5.00%, 01/01/2054	10,000	9,932,463
Southeast Energy Authority A Cooperative District (Sumitomo Mitsui Financial Group, Inc.) Series 2023-A 5.25%, 01/01/2054	2,000	1,992,942
Sumter County Industrial Development Authority/AL (Enviva, Inc.) Series 2022 6.00%, 07/15/2052	1,185	799,818

		41,787,533

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Alaska – 0.5%
Alaska Housing Finance Corp. (Pre-refunded – Others) Series 2023 4.39%, 07/01/2026(c)	$2,000	$1,990,657

American Samoa – 0.0%
American Samoa Economic Development Authority (Territory of American Samoa) Series 2018 7.125%, 09/01/2038(c)	135	141,457

Arizona – 2.0%
Arizona Industrial Development Authority (Heritage Academy Laveen & Gateway Obligated Group) Series 2021 5.00%, 07/01/2051(c)	1,000	778,160
Arizona Industrial Development Authority (KIPP NYC Public Charter Schools) Series 2021-B 4.00%, 07/01/2061	1,000	704,658
Arizona Industrial Development Authority (Legacy Cares, Inc.) Series 2020 7.75%, 07/01/2050(d)(e)(f)	1,000	60,000
Arizona Industrial Development Authority (Pinecrest Academy of Nevada) Series 2020-A 4.00%, 07/15/2050(c)	100	69,835
Chandler Industrial Development Authority (Intel Corp.) Series 2022 5.00%, 09/01/2042	2,000	2,014,145
City of Glendale AZ (City of Glendale AZ COP) Series 2021 2.222%, 07/01/2030	1,000	807,188
City of Tempe AZ (City of Tempe AZ COP) Series 2021 2.521%, 07/01/2036	1,000	687,382
Industrial Development Authority of the City of Phoenix Arizona (The) (GreatHearts Arizona Obligated Group) Series 2014 5.00%, 07/01/2044	100	86,502

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Industrial Development Authority of the County of Pima (The) (La Posada at Park Centre, Inc. Obligated Group) Series 2022 6.75%, 11/15/2042(c)	$250	$242,197
7.00%, 11/15/2057(c)	250	239,705
Maricopa County Industrial Development Authority (Commercial Metals Co.) Series 2022 4.00%, 10/15/2047(c)	600	461,762
Salt Verde Financial Corp. (Citigroup, Inc.) Series 2007 5.00%, 12/01/2032	2,000	1,988,283

		8,139,817

Arkansas – 0.4%
Arkansas Development Finance Authority (Hybar LLC) Series 2023 12.00%, 07/01/2048(c)	1,300	1,309,630
Arkansas Development Finance Authority (United States Steel Corp.) Series 2022 5.45%, 09/01/2052	200	175,595

		1,485,225

California – 13.8%
Alameda Corridor Transportation Authority Series 2022-A 0.00%, 10/01/2049(g)	1,000	462,201
ARC70 II TRUST Series 2021 4.00%, 12/01/2059	300	232,655
Series 2023 4.84%, 04/01/2065(f)(j)	2,000	1,916,654
California Community Choice Financing Authority (American International Group, Inc.) Series 2023-D 5.50%, 05/01/2054	2,000	2,045,383
California Community Choice Financing Authority (Deutsche Bank AG) Series 2023 5.25%, 01/01/2054	4,445	4,348,783

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

California Community Choice Financing Authority (Goldman Sachs Group, Inc. (The)) Series 2023 5.00%, 12/01/2053	$1,000	$993,451
California Community Choice Financing Authority (Morgan Stanley) Series 2023 5.00%, 07/01/2053(a)	10,000	9,968,921
5.181% (SOFR + 1.63%), 07/01/2053(b)	2,000	1,986,109
California Community Housing Agency (California Community Housing Agency Aster Apartments) Series 2021-A 4.00%, 02/01/2056(c)	1,000	741,004
California Community Housing Agency (California Community Housing Agency Brio Apartments & Next on Lex Apartments) Series 2021 4.00%, 02/01/2056(c)	250	183,237
California Community Housing Agency (California Community Housing Agency Fountains at Emerald Park) Series 2021 3.00%, 08/01/2056(c)	500	296,206
4.00%, 08/01/2046(c)	500	368,103
California Community Housing Agency (California Community Housing Agency Summit at Sausalito Apartments) Series 2021 3.00%, 02/01/2057(c)	1,000	592,314
California Community Housing Agency (California Community Housing Agency Twin Creek Apartments) Series 2022 Zero Coupon, 08/01/2065(c)	2,500	102,062
5.50%, 02/01/2040(c)	1,000	836,064
California Infrastructure & Economic Development Bank (DesertXpress Enterprises LLC) Series 2023 3.65%, 01/01/2050(c)	2,585	2,570,544
California Infrastructure & Economic Development Bank (WFCS Holdings II LLC) Series 2021 Zero Coupon, 01/01/2061(c)	1,000	42,672

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

California Municipal Finance Authority (CHF-Riverside II LLC) Series 2019 5.00%, 05/15/2040	$250	$247,500
California Municipal Finance Authority (Samuel Merritt University) Series 2022 5.25%, 06/01/2053	1,000	979,160
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) Series 2012 5.00%, 11/21/2045(c)	250	230,833
Series 2023 5.00%, 07/01/2035(c)	1,250	1,265,210
California Pollution Control Financing Authority (San Diego County Water Authority Desalination Project Pipeline) Series 2019 5.00%, 11/21/2045(c)	1,000	947,535
California School Finance Authority (Classical Academy Obligated Group) Series 2022 5.00%, 10/01/2052(c)	1,000	868,434
California Statewide Communities Development Authority (Enloe Medical Center Obligated Group) AGM Series 2022-A 5.375%, 08/15/2057	1,000	1,027,651
California Statewide Communities Development Authority (Loma Linda University Medical Center) Series 2016-A 5.25%, 12/01/2056(c)	1,000	884,650
City of Los Angeles Department of Airports Series 2020-C 5.00%, 05/15/2039	1,000	994,909
Series 2022 5.25%, 05/15/2047	2,000	1,990,245
CMFA Special Finance Agency (CMFA Special Finance Agency Enclave) Series 2022-A 4.00%, 08/01/2058(c)	400	267,988
CMFA Special Finance Agency (CMFA Special Finance Agency Latitude33) Series 2021-A 3.00%, 12/01/2056(c)	500	295,518

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

CMFA Special Finance Agency (CMFA Special Finance Agency Solana at Grand) Series 2021-A 4.00%, 08/01/2056(c)	$1,000	$743,131
CMFA Special Finance Agency VIII Elan Huntington Beach Series 2021 3.00%, 08/01/2056(c)	1,000	590,430
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority 777 Place-Pomona) Series 2021 3.25%, 05/01/2057(c)	500	308,458
4.00%, 05/01/2057(c)	350	220,268
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority 1818 Platinum Triangle-Anaheim) Series 2021 3.25%, 04/01/2057(c)	500	302,349
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Acacia on Santa Rosa Creek) Series 2021 4.00%, 10/01/2056(c)	400	295,683
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Altana Apartments) Series 2021 4.00%, 10/01/2056(c)	200	133,622
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Crescent) Series 2022 4.30%, 07/01/2059(c)	500	362,991
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Jefferson Platinum Triangle Apartments) Series 2021-A2 3.125%, 08/01/2056(c)	100	61,067
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Millennium South Bay-Hawthorne) Series 2021 3.25%, 07/01/2056(c)	500	300,621
4.00%, 07/01/2058(c)	200	122,164

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Oceanaire Apartments) Series 2021 4.00%, 09/01/2056(c)	$200	$131,701
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Park Crossing Apartments) Series 2021 3.25%, 12/01/2058(c)	300	174,573
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Pasadena Portfolio) Series 2021 3.00%, 12/01/2056(c)	1,000	593,029
4.00%, 12/01/2056(c)	400	255,517
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Union South Bay) Series 2021-A2 4.00%, 07/01/2056(c)	1,000	654,185
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Vineyard Gardens Apartments) Series 2021 3.25%, 10/01/2058(c)	1,000	584,488
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Waterscape Apartments) Series 2021-A 3.00%, 09/01/2056(c)	1,000	594,387
Golden State Tobacco Securitization Corp. Series 2021 3.85%, 06/01/2050	905	821,566
Series 2021-B Zero Coupon, 06/01/2066	2,500	204,210
Hastings Campus Housing Finance Authority Series 2020-A 5.00%, 07/01/2061(c)	1,000	765,190
River Islands Public Financing Authority (River Islands Public Financing Authority Community Facilities District No. 2003-1) Series 2022 5.75%, 09/01/2052	1,000	888,649
San Diego Unified School District/CA Series 2023 4.00%, 07/01/2053	1,000	849,536

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

San Francisco Intl Airport Series 2019-A 5.00%, 05/01/2044	$1,000	$962,767
Series 2023-E 5.50%, 05/01/2040(h)	1,315	1,360,738
State of California Series 2023 5.00%, 09/01/2043	5,000	5,264,752
Tobacco Securitization Authority of Northern California (Sacramento County Tobacco Securitization Corp.) Series 2021 Zero Coupon, 06/01/2060	200	23,669
Tobacco Securitization Authority of Southern California (San Diego County Tobacco Asset Securitization Corp.) Series 2006 Zero Coupon, 06/01/2046	1,000	171,977
University of California Series 2023-B 5.00%, 05/15/2042	1,000	1,054,075

		56,481,789

Colorado – 1.7%
Aurora Highlands Community Authority Board Series 2021-A 5.75%, 12/01/2051	500	412,499
Centerra Metropolitan District No. 1 Series 2022 6.50%, 12/01/2053	500	465,222
City & County of Denver CO (United Airlines, Inc.) Series 2017 5.00%, 10/01/2032	615	575,403
Colorado Educational & Cultural Facilities Authority (James Irwin Educational Foundation Obligated Group) Series 2022 5.00%, 09/01/2062	1,000	842,037
Colorado Educational & Cultural Facilities Authority (Lighthouse Building Corp.) Series 2021 4.00%, 10/01/2061	1,000	655,194

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Colorado Health Facilities Authority (Aberdeen Ridge, Inc. Obligated Group) Series 2021-A 5.00%, 05/15/2049	$100	$62,371
Colorado Health Facilities Authority (Christian Living Neighborhoods Obligated Group) Series 2021 4.00%, 01/01/2042	250	186,307
Colorado Health Facilities Authority (Frasier Meadows Manor, Inc. Obligated Group) Series 2023-2 4.00%, 05/15/2041	100	75,880
Colorado Health Facilities Authority (Parkview Medical Center, Inc. Obligated Group) Series 2015-B 5.00%, 09/01/2030	200	200,856
Douglas County Housing Partnership (Bridgewater Castle Rock ALF LLC) Series 2021 5.375%, 01/01/2041(f)	250	172,661
E-470 Public Highway Authority Series 2021-B 3.908% (SOFR + 0.35%), 09/01/2039(b)	1,000	995,430
Four Corners Business Improvement District Series 2022 6.00%, 12/01/2052	500	418,603
Johnstown Plaza Metropolitan District Series 2022 4.25%, 12/01/2046	588	430,723
Platte River Metropolitan District Series 2023-A 6.50%, 08/01/2053(c)(h)	250	234,119
Pueblo Urban Renewal Authority Series 2021-B Zero Coupon, 12/01/2025(c)	260	209,885
Sterling Ranch Community Authority Board (Sterling Ranch Metropolitan District No. 3) Series 2022 6.50%, 12/01/2042	500	487,185
Vauxmont Metropolitan District AGM Series 2019 5.00%, 12/15/2028	380	395,564
AGM Series 2020 5.00%, 12/01/2050	100	97,882

		6,917,821

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 23

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Connecticut – 0.7%
City of New Haven CT (City of New Haven CT) Series 2018-A 5.50%, 08/01/2038	$615	$627,440
Connecticut State Health & Educational Facilities Authority (Yale University) Series 2023-A 2.80%, 07/01/2048	2,200	2,121,291
Town of Hamden CT (Whitney Center, Inc. Obligated Group) Series 2022-A 7.00%, 01/01/2053	100	95,689

		2,844,420

District of Columbia – 0.1%
District of Columbia (Friendship Public Charter School, Inc.) Series 2016-A 5.00%, 06/01/2041	100	90,564
District of Columbia Tobacco Settlement Financing Corp. Series 2006 Zero Coupon, 06/15/2055	2,500	196,369

		286,933

Florida – 4.7%
Align Affordable Housing Bond Fund LP (SHI - Lake Worth LLC) Series 2021 3.25%, 12/01/2051(c)	1,000	823,676
Bexley Community Development District Series 2016 4.875%, 05/01/2047	100	83,110
Capital Trust Agency, Inc. (Educational Growth Fund LLC) Series 2021 Zero Coupon, 07/01/2061(c)	2,000	103,467
5.00%, 07/01/2056(c)	1,190	966,416
City of Palmetto FL (Renaissance Arts and Education, Inc.) Series 2022 5.375%, 06/01/2057	1,000	919,315
City of Tampa FL (State of Florida Cigarette Tax Revenue) Series 2020-A Zero Coupon, 09/01/2053	1,000	144,489

24 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

County of Lake FL (Waterman Communities, Inc.) Series 2020 5.75%, 08/15/2055	$200	$158,799
County of Miami-Dade FL (County of Miami-Dade FL Non-Ad Valorem) Series 2015-A 5.00%, 06/01/2028	780	784,128
County of Miami-Dade FL Aviation Revenue Series 2015-A 5.00%, 10/01/2031	265	262,479
County of Miami-Dade Seaport Department Series 2023-A 5.25%, 10/01/2052	1,000	961,383
County of Osceola FL Transportation Revenue Series 2020-A Zero Coupon, 10/01/2036	230	112,790
County of Palm Beach FL (Provident Group-PBAU Properties LLC) Series 2019 5.00%, 04/01/2051(c)	1,000	862,648
County of Pasco FL (H Lee Moffitt Cancer Center & Research Institute Obligated Group) Series 2023 5.00%, 07/01/2030(c)	3,000	3,030,518
Escambia County Housing Finance Authority Series 2023-A 6.88%, 11/01/2053(c)	100	99,621
Escambia County Housing Finance Authority (4900 S. Rio Grande Avenue LP) Series 2023-B 6.45%, 05/01/2027(c)	275	274,742
Florida Development Finance Corp. (Assistance Unlimited, Inc.) Series 2022 6.00%, 08/15/2057(c)	350	302,447
Florida Development Finance Corp. (Brightline Trains Florida LLC) Series 2020 7.375%, 01/01/2049(c)	695	675,353
Florida Development Finance Corp. (Cornerstone Charter Academy, Inc.) Series 2022 5.00%, 10/01/2042(c)	1,000	868,389

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 25

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Florida Development Finance Corp. (Drs Kiran & Pallavi Patel 2017 Foundation for Global Understanding, Inc.) Series 2021 4.00%, 07/01/2051(c)	$100	$73,693
Florida Development Finance Corp. (IDEA Florida, Inc.) Series 2022 5.25%, 06/15/2029(c)	100	95,269
Florida Development Finance Corp. (Mater Academy, Inc.) Series 2020-A 5.00%, 06/15/2055	1,000	876,623
Florida Development Finance Corp. (Seaside School Consortium, Inc.) Series 2022 5.75%, 06/15/2047	1,000	953,267
Lee County Industrial Development Authority/FL (Cypress Cove at Healthpark Florida Obligated Group) Series 2022 5.25%, 10/01/2052	500	389,528
Miami-Dade County Industrial Development Authority (AcadeMir Charter School Middle & Preparatory Academy Obligated Group) Series 2022 5.50%, 07/01/2061(c)	1,000	844,374
North Broward Hospital District Series 2017-B 5.00%, 01/01/2037	100	100,015
Orange County Health Facilities Authority (Presbyterian Retirement Communities, Inc. Obligated Group) Series 2023 4.00%, 08/01/2042	250	197,685
Palm Beach County Educational Facilities Authority (Palm Beach Atlantic University Obligated Group) Series 2021 4.00%, 10/01/2041	1,000	794,673
Palm Beach County Health Facilities Authority (Federation CCRC Operations Corp. Obligated Group) Series 2022 4.25%, 06/01/2056	200	132,536

26 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Palm Beach County Health Facilities Authority (Green Cay Life Plan Village, Inc.) Series 2022 11.50%, 07/01/2027(c)	$100	$108,352
Pinellas County Industrial Development Authority Series 2019 5.00%, 07/01/2039	1,000	921,218
Town of Davie FL (Nova Southeastern University, Inc.) Series 2018 5.00%, 04/01/2048	530	507,612
Village Community Development District No. 13 (Village Community Development District No. 13 Phase I Series 2019 Special Assmnts) Series 2019 3.55%, 05/01/2039	605	471,780
Village Community Development District No. 15 Series 2023 5.25%, 05/01/2054(c)	100	91,776
West Palm Beach Community Redevelopment Agency (West Palm Beach Community Redevelopment Agency City Center Community Redev Area) Series 2019 5.00%, 03/01/2024	1,160	1,163,420

		19,155,591

Georgia – 5.9%
Augusta Development Authority (WellStar Health System Obligated Group) Series 2018 5.00%, 07/01/2025	145	145,722
5.00%, 07/01/2031	1,065	1,080,149
DeKalb County Housing Authority (HADC Avenues LLC) Series 2023 6.17%, 06/01/2053(c)	1,000	903,724
7.00%, 06/01/2041(c)	230	213,154
Main Street Natural Gas, Inc. (Citadel LP) Series 2022-C 4.00%, 08/01/2052(c)	1,000	931,211
Main Street Natural Gas, Inc. (Citigroup, Inc.) Series 2019-C 4.00%, 03/01/2050	3,215	3,123,159

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 27

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2023-A 5.00%, 06/01/2053	$3,000	$2,950,181
Main Street Natural Gas, Inc. (Royal Bank of Canada) Series 2023 5.258% (SOFR + 1.70%), 12/01/2053(b)	2,000	1,993,683
Series 2023-B 5.00%, 07/01/2053	1,000	993,435
Main Street Natural Gas, Inc. (Toronto-Dominion Bank (The)) Series 2019-B 4.00%, 08/01/2049	2,000	1,980,761
Municipal Electric Authority of Georgia Series 2019 5.00%, 01/01/2038	100	99,612
5.00%, 01/01/2049	2,000	1,895,881
Series 2022 5.50%, 07/01/2063	1,500	1,445,745
AGM Series 2023 5.00%, 07/01/2064	1,000	961,110
Private Colleges & Universities Authority (Emory University) Series 2023 5.00%, 09/01/2033(c)	5,000	5,282,501

		24,000,028

Guam – 0.6%
Antonio B Won Pat International Airport Authority Series 2021-A 4.46%, 10/01/2043	1,000	679,248
Guam Power Authority Series 2022-A 5.00%, 10/01/2043	500	466,964
Territory of Guam Series 2019 5.00%, 11/15/2031	175	172,858
Territory of Guam (Guam Section 30 Income Tax) Series 2016-A 5.00%, 12/01/2046	200	170,056
Territory of Guam (Territory of Guam Business Privilege Tax) Series 2021-F 5.00%, 01/01/2029	1,000	1,009,295

		2,498,421

28 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Idaho – 0.2%
Idaho Health Facilities Authority (North Canyon Medical Center, Inc.) Series 2023 7.125%, 11/01/2057	$1,000	$959,832

Illinois – 7.4%
Chicago Board of Education Series 2012-A 5.00%, 12/01/2042	240	212,665
Series 2012-B 5.00%, 12/01/2033	1,000	951,252
Series 2019-A 5.00%, 12/01/2029	100	99,427
5.00%, 12/01/2030	100	98,765
Series 2019-B 5.00%, 12/01/2033	100	97,905
Series 2021-A 5.00%, 12/01/2033	1,000	979,049
Series 2023 5.25%, 04/01/2040	2,000	1,946,551
5.50%, 04/01/2042	1,000	986,767
Chicago O’Hare International Airport Series 2015-C 5.00%, 01/01/2034	335	330,044
Series 2022 5.50%, 01/01/2055	5,000	4,983,744
Illinois Finance Authority (Clark-Lindsey Village Obligated Group) Series 2022-A 5.50%, 06/01/2057	1,000	803,681
Illinois Finance Authority (DePaul College Prep) Series 2023 5.625%, 08/01/2053(c)	1,000	919,681
Illinois Finance Authority (Illinois Institute of Technology) Series 2019 4.00%, 09/01/2035	100	81,961
Illinois Finance Authority (Lake Forest College) Series 2022-A 5.50%, 10/01/2047	1,000	920,684
Illinois Finance Authority (Park Place of Elmhurst Obligated Group) Series 2021 5.125%, 05/15/2060	77	39,778

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 29

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Illinois Finance Authority (Silver Cross Hospital Obligated Group) Series 2015-C 5.00%, 08/15/2035	$250	$239,558
Illinois Housing Development Authority Series 2022 5.67%, 12/01/2025(c)	1,000	995,855
7.17%, 11/01/2038	100	95,508
Metropolitan Pier & Exposition Authority Series 2015-B 5.00%, 12/15/2045	600	569,516
Series 2022 4.00%, 12/15/2042	1,000	828,935
Metropolitan Pier & Exposition Authority (Metropolitan Pier & Exposition Authority Lease) Series 2020 5.00%, 06/15/2042	640	617,967
State of Illinois Series 2010 7.35%, 07/01/2035	214	218,003
Series 2016 5.00%, 02/01/2024	375	375,472
Series 2017-D 5.00%, 11/01/2026	930	947,361
Series 2018-A 5.00%, 10/01/2027	1,000	1,024,028
Series 2019-B 5.00%, 11/01/2031	1,000	1,026,234
Series 2022-A 5.50%, 03/01/2047	1,000	1,005,267
Series 2022-C 5.50%, 10/01/2045	1,000	1,008,639
Series 2023-B 5.00%, 05/01/2033	6,000	6,164,514
Series 2023-D 5.00%, 07/01/2024	1,690	1,696,462

		30,265,273

Indiana – 1.4%
City of Fort Wayne IN 10.75%, 12/01/2029(d)(e)	33	3
City of Valparaiso IN (Green Oaks of Valparaiso LLC) Series 2021 5.375%, 12/01/2041(c)	150	107,626

30 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

City of Whiting IN (BP Products North America, Inc.) Series 2023 4.40%, 11/01/2045	$1,000	$951,139
Indiana Finance Authority (Brightmark Plastics Renewal Indiana LLC) Series 2019 7.00%, 03/01/2039(f)	1,110	773,672
Indiana Finance Authority (CWA Authority, Inc.) Series 2024 5.00%, 10/01/2045(h)	1,000	960,015
Indiana Finance Authority (Good Samaritan Hospital Obligated Group) Series 2022 5.00%, 04/01/2029	100	96,942
Indiana Finance Authority (Greencroft Goshen Obligated Group) Series 2021 4.00%, 11/15/2043	1,000	702,878
Series 2023-2 4.00%, 11/15/2037	100	77,752
Indiana Finance Authority (Marquette Manor) Series 2015-A 5.00%, 03/01/2030	190	185,162
Indiana Finance Authority (Ohio Valley Electric Corp.) Series 2021-B 2.50%, 11/01/2030	165	140,718
Indiana Finance Authority (University of Evansville) Series 2022 5.25%, 09/01/2057	1,000	812,240
Indiana Housing & Community Development Authority (Vita of Marion LLC) Series 2021-A 5.25%, 04/01/2041(c)	1,000	734,846
Series 2021-B 4.00%, 04/01/2024	100	98,604

		5,641,597

Iowa – 1.4%
Iowa Finance Authority Series 2022-E 4.51% (SOFR + 0.80%), 01/01/2052(b)	5,000	4,937,730

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 31

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Iowa Finance Authority (Lifespace Communities, Inc. Obligated Group) Series 2018-A 5.00%, 05/15/2043	$500	$380,418
Iowa Finance Authority (Wesley Retirement Services, Inc. Obligated Group) Series 2021 4.00%, 12/01/2031	105	90,064
4.00%, 12/01/2041	170	123,580
4.00%, 12/01/2046	115	78,164
4.00%, 12/01/2051	205	133,303

		5,743,259

Kansas – 0.1%
City of Overland Park KS Sales Tax Revenue Series 2022 6.00%, 11/15/2034(c)	100	98,337
6.50%, 11/15/2042(c)	300	289,531

		387,868

Kentucky – 1.0%
City of Ashland KY (Ashland Hospital Corp. Obligated Group) Series 2019 4.00%, 02/01/2034	385	352,599
City of Henderson KY (Pratt Paper LLC) Series 2022 3.70%, 01/01/2032(c)	325	300,034
Kentucky Economic Development Finance Authority (Baptist Healthcare System Obligated Group) Series 2017-B 5.00%, 08/15/2037	175	175,242
Kentucky Economic Development Finance Authority (Carmel Manor, Inc.) Series 2022 4.50%, 10/01/2027	1,000	966,876
Kentucky Economic Development Finance Authority (CommonSpirit Health) Series 2019-A 4.00%, 08/01/2039	160	137,001
Kentucky Economic Development Finance Authority (Masonic Homes of Kentucky, Inc. Obligated Group) Series 2012 5.375%, 11/15/2042	65	49,710

32 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Kentucky Economic Development Finance Authority (Owensboro Health, Inc. Obligated Group) Series 2017-A 5.00%, 06/01/2037	$425	$408,673
Kentucky Housing Corp. (Churchill Park LLLP) Series 2022-A 4.65%, 05/01/2025(c)	130	128,322
5.75%, 11/01/2040(c)	600	554,108
Series 2022-B 6.75%, 11/01/2040(c)	100	92,860
Kentucky Public Energy Authority (BP PLC) Series 2020-A 4.00%, 12/01/2050	600	583,583
Louisville/Jefferson County Metropolitan Government (Norton Healthcare Obligated Group) Series 2016 5.00%, 10/01/2033	225	226,152

		3,975,160

Louisiana – 3.7%
City of New Orleans LA Water System Revenue (Pre-refunded – US Govt Agencies) Series 2014 5.00%, 12/01/2034	100	101,115
Louisiana Local Government Environmental Facilities & Community Development Auth (American BioCarbon CT LLC) Series 2023 4.00%, 12/01/2046	10,000	9,966,002
Louisiana Local Government Environmental Facilities & Community Development Auth (Louisiana Utilities Restoration Corp. ELL System Restoration Revenue) Series 2023 5.048%, 12/01/2034	1,000	951,584
Louisiana Local Government Environmental Facilities & Community Development Auth (Woman’s Hospital Foundation) Series 2017 5.00%, 10/01/2036	675	673,320
Louisiana Public Facilities Authority (Geo Prep Mid-City of Greater Baton Rouge) Series 2022 6.125%, 06/01/2052(c)	1,025	950,339

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 33

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Louisiana Public Facilities Authority (Louisiana Pellets, Inc.) Series 2014-A 7.50%, 07/01/2023(i)	$250	$2
Louisiana Public Facilities Authority (Louisiana State University & Agricultural & Mechanical College Auxiliary Revenue) Series 2019 5.00%, 07/01/2059	1,335	1,234,694
New Orleans Aviation Board Series 2017-B 5.00%, 01/01/2043	215	205,485
Parish of St. James LA (NuStar Logistics LP) Series 2020-2 6.35%, 07/01/2040(c)	100	104,803
State of Louisiana Gasoline & Fuels Tax Revenue Series 2022-A 4.217% (SOFR + 0.50%), 05/01/2043(b)	990	966,495

		15,153,839

Maine – 0.0%
Finance Authority of Maine (Casella Waste Systems, Inc.) Series 2017 5.25%, 01/01/2025(c)	100	99,293

Maryland – 1.1%
Maryland Economic Development Corp. (Air Cargo Obligated Group) Series 2019 4.00%, 07/01/2044	600	461,275
Maryland Economic Development Corp. (Maryland Economic Development Corp. Morgan View & Thurgood Marshall Student Hsg) Series 2022 6.00%, 07/01/2058	1,000	1,034,005
Maryland Economic Development Corp. (Purple Line Transit Partners LLC) Series 2022 5.25%, 06/30/2052	1,000	922,284
Maryland Health & Higher Educational Facilities Authority (Adventist Healthcare Obligated Group) Series 2021 5.00%, 01/01/2036	500	479,058

34 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Maryland Stadium Authority (Baltimore City Public School Construction Financing Fund) Series 2020 5.00%, 05/01/2050	$1,500	$1,456,196

		4,352,818

Massachusetts – 1.1%
Commonwealth of Massachusetts Transportation Fund Revenue Series 2022 5.00%, 06/01/2050	1,000	1,007,844
Series 2023-B 5.00%, 06/01/2051	2,000	2,016,891
Massachusetts Development Finance Agency (Merrimack College) Series 2014 5.125%, 07/01/2044	620	569,235
Massachusetts Development Finance Agency (Tufts Medicine Obligated Group) Series 2019-A 5.00%, 07/01/2044	1,000	864,309

		4,458,279

Michigan – 1.7%
City of Detroit MI Series 2014-B 4.00%, 04/01/2044(g)	245	166,418
Series 2018 5.00%, 04/01/2038	75	71,312
Series 2021-A 5.00%, 04/01/2046	2,000	1,797,269
Series 2021-B 3.644%, 04/01/2034	200	144,124
Series 2023-A 5.25%, 05/01/2026	1,000	1,006,886
City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System Revenue) AGM Series 2006-D 4.39% (LIBOR 3 Month + 0.60%), 07/01/2032(b)	1,000	928,329
Michigan Finance Authority (Michigan Finance Authority Tobacco Settlement Revenue) Series 2020-A 3.267%, 06/01/2039	1,000	856,179

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 35

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Michigan Strategic Fund (Michigan Strategic Fund – I 75 Improvement Project) AGM Series 2018 4.125%, 06/30/2035	$1,610	$1,507,685
Michigan Tobacco Settlement Finance Authority (Tobacco Settlement Financing Corp./MI) Series 2008-C Zero Coupon, 06/01/2058	7,750	348,921

		6,827,123

Minnesota – 0.2%
Dakota County Community Development Agency (Rosemont AH I LLLP) Series 2023 5.30%, 07/01/2028(c)	215	211,638
5.66%, 07/01/2041(c)	585	536,062
Duluth Economic Development Authority (Benedictine Health System Obligated Group) Series 2021 4.00%, 07/01/2036	100	77,982
4.00%, 07/01/2041	100	70,564
Housing & Redevelopment Authority of The City of St. Paul Minnesota (Minnesota Math & Science Academy) Series 2021 4.00%, 06/01/2051(c)	100	62,997
4.00%, 06/01/2056(c)	100	60,745

		1,019,988

Mississippi – 0.4%
Mississippi Business Finance Corp. (Alden Group Renewable Energy Mississippi LLC) Series 2022 8.00%, 12/01/2029(f)	500	472,551
Mississippi Business Finance Corp. (Enviva, Inc.) Series 2022 7.75%, 07/15/2047	220	157,263
Mississippi Development Bank (Magnolia Regional Health Center) Series 2021 4.00%, 10/01/2035(c)	1,000	824,042
Mississippi Hospital Equipment & Facilities Authority (Baptist Memorial Health Care Obligated Group) Series 2016-A 5.00%, 09/01/2036	250	244,061

		1,697,917

36 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Missouri – 0.1%
Kansas City Industrial Development Authority Series 2019 5.00%, 07/01/2040(c)	$175	$140,578
Lee’s Summit Industrial Development Authority (John Knox Village Obligated Group) Series 2021-A 5.00%, 08/15/2056	300	217,898
Taney County Industrial Development Authority (Taney County Industrial Development Authority Lease) Series 2023 6.00%, 10/01/2049(c)	100	89,861

		448,337

Nebraska – 0.2%
Central Plains Energy Project (Bank of Montreal) Series 2023-A 5.00%, 05/01/2054	1,000	994,815

Nevada – 0.4%
City of Reno NV (County of Washoe NV Sales Tax Revenue) Series 2018-C Zero Coupon, 07/01/2058(c)	2,000	201,714
City of Sparks NV (City of Sparks NV Sales Tax) Series 2019-A 2.75%, 06/15/2028(c)	510	462,152
State of Nevada Department of Business & Industry (DesertXpress Enterprises LLC) Series 2023 3.70%, 01/01/2050(c)	290	288,413
8.125%, 01/01/2050(c)	770	772,445

		1,724,724

New Jersey – 3.2%
Essex County Improvement Authority (Friends of TEAM Academy Charter School Obligated Group) Series 2021 4.00%, 06/15/2051	1,100	851,721

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 37

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2019 5.25%, 04/01/2026	$1,000	$1,025,478
Series 2023 5.398%, 03/01/2033	1,000	959,739
New Jersey Economic Development Authority (New Jersey-American Water Co., Inc.) Series 2023 3.75%, 11/01/2034	1,000	939,812
New Jersey Economic Development Authority (State of New Jersey) Series 2024-S 5.00%, 06/15/2026(h)	1,000	1,008,753
5.00%, 06/15/2034(h)	2,000	2,061,048
New Jersey Economic Development Authority (United Airlines, Inc.) Series 2012 5.25%, 09/15/2029	210	205,122
New Jersey Educational Facilities Authority (Stevens Institute of Technology International, Inc.) Series 2020-A 5.00%, 07/01/2045	100	92,332
New Jersey Health Care Facilities Financing Authority (Inspira Health Obligated Group) Series 2017-A 5.00%, 07/01/2036	280	282,202
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 06/15/2029	550	559,582
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2018-A 5.00%, 12/15/2035	340	346,908
New Jersey Turnpike Authority Series 2017-B 5.00%, 01/01/2032	540	561,093
South Jersey Transportation Authority BAM Series 2022 5.25%, 11/01/2052	1,000	995,663

38 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Tobacco Settlement Financing Corp./NJ Series 2018-B 5.00%, 06/01/2046	$3,260	$3,022,728

		12,912,181

New Mexico – 0.4%
New Mexico Hospital Equipment Loan Council (Haverland Carter Lifestyle Obligated Group) Series 2019 5.00%, 07/01/2049	1,000	746,888
Winrock Town Center Tax Increment Development District No. 1 Series 2022 3.75%, 05/01/2028(c)	771	709,787

		1,456,675

New York – 7.0%
Build NYC Resource Corp. (Integration Charter Schools) Series 2021 5.00%, 06/01/2056(c)	500	404,068
Build NYC Resource Corp. (KIPP NYC Public Charter Schools) Series 2023 5.25%, 07/01/2062	1,000	908,188
Hempstead Town Local Development Corp. (Evergreen Charter School, Inc.) Series 2022-A 5.50%, 06/15/2057	2,000	1,767,361
Long Island Power Authority Series 2023-E 5.00%, 09/01/2048	1,000	987,866
5.00%, 09/01/2053	1,000	980,264
Metropolitan Transportation Authority Series 2020-A 5.00%, 11/15/2045	1,000	1,019,493
Series 2020-C 5.00%, 11/15/2050	1,000	949,706
5.25%, 11/15/2055	1,000	980,673
Series 2020-E 4.00%, 11/15/2026	1,155	1,141,629
Series 2021-D 3.888% (SOFR + 0.33%), 11/01/2035(b)	845	842,902
Monroe County Industrial Development Corp./NY (Academy of Health Sciences Charter School) Series 2022 6.00%, 07/01/2057(c)	1,000	894,259

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 39

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Monroe County Industrial Development Corp./NY (St. Ann’s of Greater Rochester Obligated Group) Series 2019 5.00%, 01/01/2040	$550	$449,553
New York City Municipal Water Finance Authority Series 2023 5.00%, 06/15/2034	1,000	1,110,587
New York City Transitional Finance Authority Building Aid Revenue (New York City Transitional Finance Authority Building Aid Revenue State Lease) Series 2018-S 5.00%, 07/15/2032	865	901,726
New York Counties Tobacco Trust V Series 2005 Zero Coupon, 06/01/2050	350	42,211
New York Liberty Development Corp. (3 World Trade Center LLC) Series 2014 5.00%, 11/15/2044(c)	1,215	1,084,176
5.375%, 11/15/2040(c)	115	106,239
New York Power Authority AGM Series 2023 5.00%, 11/15/2053(h)	2,000	1,990,321
New York State Dormitory Authority (Garnet Health Medical Center Obligated Group) Series 2017 5.00%, 12/01/2034(c)	1,000	905,304
New York State Dormitory Authority (Pre-refunded – US Treasuries) Series 2014-A 5.00%, 02/15/2028	425	426,487
New York Transportation Development Corp. (Delta Air Lines, Inc.) Series 2018 4.00%, 01/01/2036	275	238,084
New York Transportation Development Corp. (Laguardia Gateway Partners LLC) Series 2016-A 5.00%, 07/01/2041	150	142,279

40 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Triborough Bridge & Tunnel Authority (Metropolitan Transportation Authority Payroll Mobility Tax Revenue) Series 2021-A 2.917%, 05/15/2040	$500	$336,372
Series 2022-E 3.596%, 04/01/2026(a)	10,000	9,868,624
Ulster County Capital Resource Corp. (Woodland Pond at New Paltz) Series 2017 5.00%, 09/15/2037	120	89,903
Westchester County Local Development Corp. (Purchase Senior Learning Community Obligated Group) Series 2021 2.875%, 07/01/2026(c)	250	235,565
Western Regional Off-Track Betting Corp. Series 2021 4.125%, 12/01/2041(c)	100	69,252

		28,873,092

North Carolina – 1.5%
City of Charlotte NC Airport Revenue Series 2023 5.00%, 07/01/2048	2,200	2,097,954
Fayetteville State University Series 2023 5.00%, 04/01/2038(c)	1,045	1,047,966
Greater Asheville Regional Airport Authority AGM Series 2023 5.25%, 07/01/2048	2,500	2,465,794
North Carolina Turnpike Authority Series 2017 5.00%, 01/01/2032	500	506,705

		6,118,419

North Dakota – 0.5%
City of Grand Forks ND (Altru Health System Obligated Group) AGM Series 2023-A 5.00%, 12/01/2048	1,000	973,478
5.00%, 12/01/2053	1,250	1,188,202
County of Grand Forks ND (Red River Biorefinery LLC) Series 2021 6.625%, 12/15/2031(d)(e)(f)	100	20,000

		2,181,680

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 41

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Ohio – 3.8%
American Municipal Power, Inc. (American Municipal Power Solar Electricity Prepayment Revenue) Series 2020 4.00%, 02/15/2044	$1,000	$814,759
Buckeye Tobacco Settlement Financing Authority Series 2020-B 5.00%, 06/01/2055	1,315	1,075,713
City of Chillicothe OH (Adena Health System Obligated Group) Series 2017 5.00%, 12/01/2047	175	162,089
Cleveland-Cuyahoga County Port Authority (Cleveland-Cuyahoga County Port Authority Flats East Bank TIF District) Series 2021 4.00%, 12/01/2055(c)	490	347,950
County of Cuyahoga OH (County of Cuyahoga OH Lease) Series 2014 5.00%, 12/01/2028	365	365,961
County of Cuyahoga OH (MetroHealth System (The)) Series 2017 5.00%, 02/15/2042	205	189,858
County of Marion OH (United Church Homes, Inc. Obligated Group) Series 2019 5.125%, 12/01/2049	100	70,956
County of Montgomery OH (Trousdale Foundation Obligated Group) Series 2018-A 6.25%, 04/01/2049(d)(e)(f)	100	22,000
County of Washington OH (Marietta Area Health Care, Inc. Obligated Group) Series 2022 6.625%, 12/01/2042	1,000	938,561
6.75%, 12/01/2052	250	240,184
Jefferson County Port Authority/OH (JSW Steel USA Ohio, Inc.) Series 2021 3.50%, 12/01/2051(c)	1,000	616,808

42 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Ohio Air Quality Development Authority (Ohio Valley Electric Corp.) Series 2019 3.25%, 09/01/2029	$580	$531,643
Ohio Air Quality Development Authority (Pratt Paper OH, Inc.) Series 2017 4.25%, 01/15/2038(c)	185	165,943
Port of Greater Cincinnati Development Authority Series 2021 4.375%, 06/15/2056	100	94,835
University of Toledo Series 2023-B 1.00% (SOFR + 0.90%), 06/01/2036(a)(b)	10,000	9,842,300

		15,479,560

Oklahoma – 0.7%
Norman Regional Hospital Authority (Norman Regional Hospital Authority Obligated Group) Series 2019 3.25%, 09/01/2039	505	348,203
Oklahoma Development Finance Authority (OU Medicine Obligated Group) Series 2018-B 5.25%, 08/15/2048	1,000	841,598
5.50%, 08/15/2052	1,000	865,885
Series 2022-A 5.50%, 08/15/2044	1,000	861,296

		2,916,982

Oregon – 0.2%
Clackamas County Hospital Facility Authority (Rose Villa, Inc. Obligated Group) Series 2020-A 5.375%, 11/15/2055	1,000	827,283

Other – 0.2%
Affordable Housing Tax-Exempt Bond Pass-Thru Trust Series 2023-2 6.00%, 10/05/2040(c)	499	473,760
Federal Home Loan Mortgage Corp. Multifamily VRD Certificates (FHLMC Multifamily VRD Certificates) 2.65%, 06/15/2036(c)	375	283,554

		757,314

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 43

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Pennsylvania – 9.0%
Allegheny County Hospital Development Authority (UPMC Obligated Group) Series 2022 4.89% (MUNIPSA + 0.70%), 11/15/2047(b)	$2,000	$1,979,620
Allentown Neighborhood Improvement Zone Development Authority Series 2022 5.25%, 05/01/2042(c)	495	457,495
Berks County Municipal Authority (The) (Tower Health Obligated Group) Series 2020-B 5.00%, 02/01/2040	1,000	621,096
Bucks County Industrial Development Authority (Grand View Hospital/Sellersville PA Obligated Group) Series 2021 4.00%, 07/01/2051	1,000	630,248
5.00%, 07/01/2054	250	187,424
Chester County Industrial Development Authority (Collegium Charter School) Series 2022 5.625%, 10/15/2042(c)	250	228,124
Lancaster County Hospital Authority/PA (St. Anne’s Retirement Community Obligated Group) Series 2020 5.00%, 03/01/2040	1,000	793,860
Montgomery County Higher Education and Health Authority (Thomas Jefferson University Obligated Group) Series 2022 5.00%, 05/01/2052	2,000	1,864,056
Moon Industrial Development Authority (Baptist Homes Society Obligated Group) Series 2015 6.125%, 07/01/2050	1,000	671,013
Moon Industrial Development Authority (Baptist Homes Society) Series 2015 5.75%, 07/01/2035	100	76,928

44 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Pennsylvania Economic Development Financing Authority (Commonwealth of Pennsylvania Department of Transportation) Series 2022 5.25%, 06/30/2053	$1,000	$942,486
AGM Series 2022 5.00%, 12/31/2057	1,000	957,360
5.75%, 12/31/2062	1,000	1,041,756
Pennsylvania Economic Development Financing Authority (Covanta Holding Corp.) Series 2019 3.25%, 08/01/2039(c)	510	343,057
Pennsylvania Economic Development Financing Authority (Iron Cumberland LLC) Series 2022 7.00%, 12/01/2029	1,000	941,065
Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) Series 2015 5.00%, 12/31/2038	100	94,718
Pennsylvania Economic Development Financing Authority (UPMC Obligated Group) Series 2022-C 4.89% (MUNIPSA + 0.70%), 11/15/2047(b)	3,000	2,967,269
Pennsylvania Turnpike Commission Series 2023 1.00%, 07/15/2041(a)	10,000	10,000,116
Philadelphia Authority for Industrial Development (MaST Community Charter School III) Series 2021 5.00%, 08/01/2054	100	82,753
Philadelphia Authority for Industrial Development (Philadelphia Performing Arts Charter School) Series 2020 5.00%, 06/15/2040(c)	1,000	899,552
Pittsburgh Water & Sewer Authority AGM Series 2023-C 1.00%, 09/01/2040(a)	10,000	9,888,854

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 45

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

School District of Philadelphia (The) Series 2019-A 5.00%, 09/01/2044(a)	$1,350	$1,315,167

		36,984,017

Puerto Rico – 4.2%
Children’s Trust Fund Series 2008-A Zero Coupon, 05/15/2057	2,600	152,412
Series 2008-B Zero Coupon, 05/15/2057	5,000	232,258
Commonwealth of Puerto Rico Series 2021-A Zero Coupon, 07/01/2024	20	19,471
Zero Coupon, 07/01/2033	779	444,747
4.00%, 07/01/2033	2,623	2,281,037
4.00%, 07/01/2035	111	92,892
4.00%, 07/01/2046	134	98,181
5.375%, 07/01/2025	242	243,592
5.625%, 07/01/2027	286	290,937
5.625%, 07/01/2029	168	171,657
5.75%, 07/01/2031	270	277,719
Series 2022-A Zero Coupon, 11/01/2051	3,534	1,693,623
Series 2022-C 0.00%, 11/01/2043	5,470	2,721,099
GDB Debt Recovery Authority of Puerto Rico Series 2018 7.50%, 08/20/2040	111	90,664
HTA TRRB Custodial Trust Series 2022 5.25%, 07/01/2036	110	110,467
5.25%, 07/01/2041	125	122,009
Puerto Rico Commonwealth Aqueduct & Sewer Authority Series 2008-A 6.125%, 07/01/2024	31	31,245
Series 2020-A 5.00%, 07/01/2035(c)	500	478,233
Puerto Rico Electric Power Authority Series 2007-T 5.00%, 07/01/2032(d)(e)	85	21,250
5.00%, 07/01/2037(d)(e)	600	150,000
Series 2008-W 5.00%, 07/01/2028(d)(e)	245	61,250
Series 2008-WW 5.375%, 07/01/2024(d)(e)	125	31,250

46 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2010-A 5.25%, 07/01/2029(d)(e)	$100	$25,000
5.25%, 07/01/2030(d)(e)	15	3,750
Series 2010-C 5.00%, 07/01/2024(d)(e)	25	6,250
5.25%, 07/01/2027(d)(e)	150	37,500
5.25%, 07/01/2028(d)(e)	305	76,250
Series 2010-DDD 5.00%, 07/01/2021(e)(i)	15	3,750
Series 2010-X 5.25%, 07/01/2040(d)(e)	820	205,000
5.75%, 07/01/2036(d)(e)	625	156,250
Series 2010-ZZ 5.25%, 07/01/2018(e)(i)	150	37,500
5.25%, 07/01/2024(d)(e)	40	10,000
Series 2012-A 5.00%, 07/01/2029(d)(e)	50	12,500
5.00%, 07/01/2042(d)(e)	100	25,000
5.05%, 07/01/2042	110	27,500
Series 2013-A 7.00%, 07/01/2033	100	25,000
7.00%, 07/01/2040(d)(e)	100	25,000
AGM Series 2007-V 5.25%, 07/01/2027	1,000	994,996
5.25%, 07/01/2031	375	370,092
Puerto Rico Highway & Transportation Authority Series 2022-A 5.00%, 07/01/2062	1,600	1,576,000
Puerto Rico Housing Finance Authority (El Mirador LLC) Series 2023 5.00%, 03/01/2027	2,000	2,035,181
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Auth (AES Puerto Rico LP) Series 2000 6.625%, 06/01/2026(d)(e)	350	245,000
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018-A Zero Coupon, 07/01/2024	3	2,907
Zero Coupon, 07/01/2027	17	14,362
Zero Coupon, 07/01/2029	17	13,067
Zero Coupon, 07/01/2046	2,111	523,267

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 47

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2019-A 4.329%, 07/01/2040	$440	$380,083
5.00%, 07/01/2058	867	756,898

		17,404,096

South Carolina – 1.0%
Columbia Housing Authority/SC Series 2022 4.80%, 11/01/2024	150	146,025
5.26%, 11/01/2032	100	91,461
5.41%, 11/01/2039	310	271,663
6.28%, 11/01/2039	100	86,948
Greenville Housing Authority/SC Series 2023 6.16%, 05/01/2063(c)	1,000	885,519
Patriots Energy Group Financing Agency (Sumitomo Mitsui Financial Group, Inc.) Series 2023-A 5.25%, 10/01/2054	1,000	995,428
South Carolina Jobs-Economic Development Authority (FAH Pelham LLC) Series 2023-A 6.50%, 02/01/2056(c)	565	498,751
Series 2023-B 7.50%, 08/01/2047(c)	210	186,927
South Carolina Jobs-Economic Development Authority (Last Step Recycling LLC) Series 2021 6.25%, 06/01/2040(c)	100	73,653
6.50%, 06/01/2051(c)	300	208,259
South Carolina Jobs-Economic Development Authority (PSG Patriot’s Place Apartments LLC) Series 2022 Zero Coupon, 06/01/2052(g)	410	252,868
South Carolina Public Service Authority Series 2016-A 5.00%, 12/01/2036	265	261,677

		3,959,179

South Dakota – 0.0%
South Dakota Housing Development Authority (Schuett Spearfish LP) Series 2023 6.15%, 09/01/2039	150	142,288

48 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Tennessee – 1.2%
Bristol Industrial Development Board (Bristol Industrial Development Board Sales Tax) Series 2016-A 5.00%, 12/01/2035(c)	$370	$325,286
5.125%, 12/01/2042(c)	1,000	831,728
Series 2016-B Zero Coupon, 12/01/2031(c)	150	90,507
Chattanooga Health Educational & Housing Facility Board (CommonSpirit Health) Series 2019-A 4.00%, 08/01/2037	30	26,511
4.00%, 08/01/2038	100	86,910
Knox County Industrial Development Board (Tompaul Knoxville LLC) Series 2022 9.25%, 11/01/2042(c)	200	188,686
9.50%, 11/01/2052(c)	400	375,200
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board (Trevecca Nazarene University) Series 2021 4.00%, 10/01/2051	250	178,497
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board (Trousdale Foundation Obligated Group) Series 2018-A 6.25%, 04/01/2049(d)(e)(f)	135	29,700
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board (Vanderbilt University Medical Center Obligated Group) Series 2016 5.00%, 07/01/2035	215	216,829
Metropolitan Government Nashville & Davidson County Industrial Development Board (South Nashville Central Business Improvement District) Series 2021 Zero Coupon, 06/01/2043(c)	1,000	306,579
4.00%, 06/01/2051(c)	100	73,405

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 49

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Metropolitan Government Nashville & Davidson County Sports Authority (Metropolitan Government of Nashville & Davidson County TN) AGM Series 2023-A 5.25%, 07/01/2053	$1,000	$1,021,147
Tennergy Corp./TN (Goldman Sachs Group, Inc. (The)) Series 2022-A 5.50%, 10/01/2053	1,000	1,003,226
Wilson County Health & Educational Facilities Board Series 2021 4.00%, 12/01/2039	200	149,423
4.25%, 12/01/2024	200	190,631

		5,094,265

Texas – 4.8%
Abilene Convention Center Hotel Development Corp. (City of Abilene TX Abilene Convention Center Revenue) Series 2021-A 4.00%, 10/01/2050	250	169,261
Series 2021-B 5.00%, 10/01/2050(c)	500	374,012
Arlington Higher Education Finance Corp. (BASIS Texas Charter Schools, Inc.) Series 2021 4.50%, 06/15/2056(c)	500	488,165
Arlington Higher Education Finance Corp. (Magellan School (The)) Series 2022 6.25%, 06/01/2052(c)	200	186,439
6.375%, 06/01/2062(c)	250	232,665
Austin Convention Enterprises, Inc. Series 2017-A 5.00%, 01/01/2034	500	489,514
Baytown Municipal Development District (Baytown Municipal Development District Baytown Convention Center Hotel Revenue Hotel Occupancy Tax) Series 2021 5.00%, 10/01/2050(c)	400	315,114
Brazoria County Industrial Development Corp. (Aleon Renewable Metals LLC) Series 2022 10.00%, 06/01/2042(c)	500	459,569

50 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Central Texas Regional Mobility Authority Series 2021-B 5.00%, 01/01/2046	$1,000	$973,619
City of Dallas Housing Finance Corp. (DHFC The Briscoe Apartments LLC) Series 2022 Zero Coupon, 12/01/2062(c)	4,760	284,540
6.00%, 12/01/2062	555	513,136
City of Dallas Housing Finance Corp. (DHFC The Dylan Apartments LLC) Series 2022 6.00%, 12/01/2062(c)	270	234,669
6.25%, 12/01/2054(c)	100	82,859
City of Houston TX (City of Houston TX Hotel Occupancy Tax) Series 2015 5.00%, 09/01/2031	160	160,837
City of San Antonio TX Electric & Gas Systems Revenue Series 2021-A 5.00%, 02/01/2046	1,000	997,965
Conroe Local Government Corp. (Conroe Local Government Corp. Conroe Convention Center Hotel) Series 2021 4.00%, 10/01/2046	1,000	786,779
Dallas County Flood Control District No. 1 Series 2015 5.00%, 04/01/2028(c)	100	97,151
Decatur Hospital Authority Series 2021 4.00%, 09/01/2044	1,000	747,413
Harris County Cultural Education Facilities Finance Corp. (Memorial Hermann Health System Obligated Group) Series 2022 5.04% (MUNIPSA + 0.85%), 07/01/2049(b)	1,000	999,025
Hidalgo County Regional Mobility Authority Series 2022-A Zero Coupon, 12/01/2050	1,000	180,924
Series 2022-B Zero Coupon, 12/01/2042	1,400	411,816
Love Field Airport Modernization Corp. (Dallas Love Field) Series 2015 5.00%, 11/01/2032	500	494,658

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 51

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Mission Economic Development Corp. (Natgasoline LLC) Series 2018 4.625%, 10/01/2031(c)	$450	$422,786
New Hope Cultural Education Facilities Finance Corp. Series 2023 8.50%, 09/01/2027(f)	955	930,340
New Hope Cultural Education Facilities Finance Corp. (Legacy at Midtown Park, Inc. Obligated Group) Series 2018-A 5.50%, 07/01/2054	300	210,839
New Hope Cultural Education Facilities Finance Corp. (Morningside Ministries Obligated Group) Series 2020 5.00%, 01/01/2055	100	72,044
Series 2022 4.00%, 01/01/2047	100	63,135
5.00%, 01/01/2057	200	139,840
New Hope Cultural Education Facilities Finance Corp. (Outlook at Windhaven Forefront Living Obligated Group) Series 2022 6.875%, 10/01/2057	1,000	828,547
Pflugerville Independent School District Series 2023-A 4.00%, 02/15/2044	2,000	1,748,940
Port Beaumont Navigation District (Jefferson Railport Terminal II LLC) Series 2020 4.00%, 01/01/2050(c)	100	64,564
Series 2021 2.625%, 01/01/2031(c)	300	232,193
Tarrant County Cultural Education Facilities Finance Corp. (Stayton at Museum Way) Series 2020-A 5.75%, 12/01/2054(d)(e)(k)	456	296,492

52 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Texas Municipal Gas Acquisition & Supply Corp. III (Macquarie Group Ltd.) Series 2021 5.00%, 12/15/2029	$1,000	$982,599
5.00%, 12/15/2031	1,000	973,409
Texas Transportation Commission State Highway 249 System Series 2019 5.00%, 08/01/2057	1,000	876,503
Texas Water Development Board (State Water Implementation Revenue Fund for Texas) Series 2023-A 5.00%, 10/15/2058	2,000	2,007,511

		19,529,872

Utah – 0.6%
Intermountain Power Agency Series 2023 5.00%, 07/01/2041	1,000	1,035,057
Military Installation Development Authority Series 2021-A 4.00%, 06/01/2052	500	334,271
Utah Infrastructure Agency Series 2022 5.00%, 10/15/2046	1,000	855,015
Wohali Public Infrastructure District No. 1 (Village Community Development District No. 13 Phase I Series 2019 Special Assmnts) Series 2023 7.00%, 12/01/2042(c)	200	185,538

		2,409,881

Vermont – 0.1%
Vermont Economic Development Authority (Casella Waste Systems, Inc.) Series 2022 5.00%, 06/01/2052(c)	500	487,523

Virginia – 3.9%
Align Affordable Housing Bond Fund LP (Park Landing LP) Series 2022-2 5.66%, 08/01/2052	500	428,670

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 53

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Atlantic Park Community Development Authority (Atlantic Park Community Development Authority District) Series 2023 6.25%, 08/01/2045(c)	$615	$539,619
Halifax County Industrial Development Authority (Virginia Electric and Power Co.) Series 2022 1.65%, 12/01/2041	2,000	1,957,344
Henrico County Economic Development Authority (Westminster-Canterbury Corp. Obligated Group) Series 2022 5.00%, 10/01/2047	1,000	912,051
Tobacco Settlement Financing Corp./VA Series 2007-B1 5.00%, 06/01/2047	165	141,349
US Bank Trust Co NA (Park Landing LP) Series 2022-B 5.90%, 08/01/2052	79	68,054
Virginia College Building Authority (Marymount University) Series 2015-A 5.00%, 07/01/2045(c)	1,000	853,692
Virginia Small Business Financing Authority Series 2023 5.00%, 11/01/2052(h)	4,000	3,999,361
Virginia Small Business Financing Authority (Elizabeth River Crossings OpCo LLC) Series 2022 4.00%, 01/01/2034	2,000	1,800,771
Virginia Small Business Financing Authority (P3 VB Holdings LLC) Series 2023 8.50%, 12/01/2052(c)	430	379,758
Virginia Small Business Financing Authority (Pure Salmon Virginia, LLC) Series 2022 3.50%, 11/01/2052	4,000	4,000,000
Virginia Small Business Financing Authority (Total Fiber Recovery @ Chesapeake LLC) Series 2022 7.68% (SOFR + 5.50%), 06/01/2029(b)(c)	530	495,627
8.50%, 06/01/2042(c)	615	539,576

		16,115,872

54 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Washington – 1.2%
Pend Oreille County Public Utility District No. 1 Box Canyon Series 2018 5.00%, 01/01/2044	$280	$259,192
Port of Seattle WA Series 2015-C 5.00%, 04/01/2033	510	508,738
Washington Economic Development Finance Authority (Mura Cascade ELP LLC) Series 2022 3.90%, 12/01/2042(c)	2,500	2,496,792
Washington State Housing Finance Commission (Presbyterian Retirement Communities Northwest Obligated Group) Series 2013 5.25%, 01/01/2043(c)	1,000	790,146
Series 2019-A 5.00%, 01/01/2055(c)	1,000	681,672
Washington State Housing Finance Commission (Rockwood Retirement Communities) Series 2014-A 7.375%, 01/01/2044(c)	200	201,007

		4,937,547

West Virginia – 0.6%
City of South Charleston WV (City of South Charleston WV South Charleston Park Place Excise Tax District) Series 2022 4.25%, 06/01/2042(c)	250	182,782
County of Monongalia WV (Monongalia County Building Commission Development District No. 4) Series 2023 5.75%, 06/01/2043(c)	1,000	990,790
Monongalia County Commission Excise Tax District Series 2022-A 6.25%, 06/01/2024	250	249,570
West Virginia Economic Development Authority (Arch Resources, Inc.) Series 2023 9.00%, 06/01/2038(c)	1,000	946,567

		2,369,709

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 55

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Wisconsin – 3.9%
DIP Loan Agreement KDC Agribusiness (KDC Agribusiness LLC) 12.00%, 09/14/2024(l)(m)	$284	$28,400
St. Croix Chippewa Indians of Wisconsin Series 2021 5.00%, 09/30/2041(c)	200	139,730
UMA Education, Inc. Series 2019 5.00%, 10/01/2025(c)	100	99,081
5.00%, 10/01/2027(c)	130	128,226
5.00%, 10/01/2029(c)	100	97,746
Wisconsin Center District (Wisconsin Center District Ded Tax) Series 2022 5.25%, 12/15/2061(c)	200	170,759
Wisconsin Department of Transportation (Wisconsin Department of Transportation Vehicle Fee Revenue) Series 2024-1 5.00%, 07/01/2029(h)	2,000	2,088,259
Wisconsin Health & Educational Facilities Authority (Advocate Aurora Health Obligated Group) Series 2023 5.00%, 08/15/2054	1,000	1,018,496
Wisconsin Health & Educational Facilities Authority (Oakwood Lutheran Senior Ministries Obligated Group) Series 2021 4.00%, 01/01/2047	100	57,488
4.00%, 01/01/2057	1,000	525,367
Wisconsin Health & Educational Facilities Authority (St. Camillus Health System Obligated Group) Series 2019 5.00%, 11/01/2054	100	68,827
Wisconsin Health & Educational Facilities Authority (St. John’s Communities, Inc. Obligated Group) Series 2022 4.00%, 09/15/2036	775	633,694
4.00%, 09/15/2041	765	573,817
4.00%, 09/15/2045	650	461,083

56 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Wisconsin Housing & Economic Development Authority (Roers Sun Prairie Apartments Owner LLC) Series 2022 4.625%, 03/15/2040(c)	$100	$79,415
Series 2022-A 3.875%, 12/01/2039(c)	460	360,635
Wisconsin Public Finance Authority (21st Century Public Academy) Series 2020 3.75%, 06/01/2030(c)	350	301,996
Wisconsin Public Finance Authority (Catholic Bishop of Chicago (The)) Series 2021 5.75%, 07/25/2041(f)	1,000	805,133
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016-C 4.30%, 11/01/2030	100	92,394
Wisconsin Public Finance Authority (CFC-SA LLC) Series 2022 6.00%, 02/01/2062(c)	1,000	888,715
Wisconsin Public Finance Authority (Crossroads Health Project) Series 2023 8.00%, 07/01/2053(c)	1,000	926,778
Wisconsin Public Finance Authority (FAH Tree House LLC) Series 2023 6.50%, 08/01/2053(c)	500	449,409
6.625%, 02/01/2046(c)	375	318,663
Wisconsin Public Finance Authority (Gannon University) Series 2017 5.00%, 05/01/2042	1,315	1,158,228
Wisconsin Public Finance Authority (KDC Agribusiness LLC) Series 2022 15.00%, 04/30/2023(e)(f)(i)(l)(m)	600	– 0	–
Series 2023 15.00%, 04/30/2023(e)(f)(i)(l)(m)	175	– 0	–
Wisconsin Public Finance Authority (Lehigh Valley Health Network, Inc.) Series 2023 7.25%, 12/01/2042(c)	265	247,649
7.50%, 12/01/2052(c)	160	150,664

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 57

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Wisconsin Public Finance Authority (McLemore Resort Manager LLC) Series 2021 4.50%, 06/01/2056(c)	$295	$193,520
Wisconsin Public Finance Authority (North San Gabriel Municipal Utility District No. 1) Series 2023 Zero Coupon, 09/01/2029(c)	200	125,637
Wisconsin Public Finance Authority (Prerefunded – US Treasuries) Series 2020 5.00%, 04/01/2050(c)	25	26,667
Wisconsin Public Finance Authority (Queens University of Charlotte) Series 2022 5.25%, 03/01/2042	1,000	910,741
Wisconsin Public Finance Authority (Roseman University of Health Sciences) Series 2020 5.00%, 04/01/2050(c)	475	397,599
Wisconsin Public Finance Authority (Samaritan Housing Foundation Obligated Group) Series 2021 4.00%, 06/01/2056(c)	500	300,768
Series 2022 4.00%, 06/01/2049(c)	100	63,830
Wisconsin Public Finance Authority (Southeastern Regional Medical Center Obligated Group) Series 2022 4.00%, 02/01/2034	1,300	1,036,690
Wisconsin Public Finance Authority (Uwharrie Charter Academy) Series 2022 5.00%, 06/15/2062(c)	500	381,406
Wisconsin Public Finance Authority (Washoe Barton Medical Clinic) Series 2021 4.00%, 12/01/2051	1,000	679,352

		15,986,862

Total Long-Term Municipal Bonds (cost $488,019,433)		446,424,111

58 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Short-Term Municipal Notes – 0.2%
Illinois – 0.2%
Illinois Educational Facilities Authority (Lincoln Park Society (The)) Series 1999 4.15%, 01/01/2029(n)	$200	$200,000
Illinois Finance Authority (Latin School of Chicago (The)) Series 2005-B 4.10%, 08/01/2035(n)	385	385,000

		585,000

Washington – 0.0%
Washington State Housing Finance Commission (Panorama/United States) Series 2008 4.10%, 04/01/2043(n)	100	100,000

Total Short-Term Municipal Notes (cost $685,000)		685,000

Total Municipal Obligations (cost $488,704,433)		447,109,111

COMMERCIAL MORTGAGE-BACKED SECURITIES – 1.3%
Agency CMBS – 0.0%
Federal Home Loan Mortgage Corp. Multifamily VRD Certificates Series 2022-ML13, Class XUS 0.984%, 09/25/2036(o)	1,182	80,094

Non-Agency Fixed Rate CMBS – 1.2%
California Housing Finance Agency Series 2019-2, Class A 4.00%, 03/20/2033	150	141,410
Series 2021-2, Class A 3.75%, 03/25/2035	974	890,018
Series 2021-2, Class X 0.82%, 03/25/2035(o)	974	47,168
Series 2021-3, Class A 3.25%, 08/20/2036	243	207,862
Series 2021-3, Class X 0.766%, 08/20/2036(o)	971	49,570
Arizona Industrial Development Authority Series 2019-2, Class A 3.625%, 05/20/2033	190	165,571

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 59

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

National Finance Authority Series 2022-2, Class X 0.674%, 10/01/2036(o)	$987	$46,732
New Hampshire Business Finance Authority Series 2020-1, Class A 4.125%, 01/20/2034	203	186,827
Series 2022-1, Class A 4.375%, 09/20/2036	1,966	1,794,112
Series 2022-2 0.334%, 09/20/2036(o)	983	21,498
Series 2022-2, Class A 4.00%, 10/20/2036	987	870,467
Washington State Housing Finance Commission Series 2021-1, Class A 3.50%, 12/20/2035	275	233,337
Series 2021-1, Class X 0.726%, 12/20/2035(o)	965	43,066
Series 2023-1, Class X 1.447%, 04/20/2037(o)	2,000	213,969

		4,911,607

Non-Agency Floating Rate CMBS – 0.1%
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 6.382% (SOFR + 1.05%), 11/15/2033(b)(c)	250	226,174

Total Commercial Mortgage-Backed Securities (cost $5,697,667)		5,217,875

CORPORATES - NON-INVESTMENT GRADE – 0.8%
Financial Institutions – 0.2%
Banking – 0.2%
Citigroup, Inc. 7.375%, 05/15/2028(p)	1,000	954,110
Comerica, Inc. 5.625%, 07/01/2025(p)	100	86,136
Fifth Third Bancorp Series L 4.50%, 09/30/2025(p)	100	84,726
Huntington Bancshares, Inc./OH Series F 5.625%, 07/15/2030(p)	100	77,960

		1,202,932

60 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Industrial – 0.5%
Communications - Media – 0.2%
CCO Holdings LLC/CCO Holdings Capital Corp. 4.25%, 01/15/2034(c)	$309	$223,092
DISH DBS Corp. 5.25%, 12/01/2026(c)	240	193,894
5.75%, 12/01/2028(c)	250	178,732

		595,718

Communications - Telecommunications – 0.0%
Intelsat Jackson Holdings SA 5.50%, 08/01/2023(e)(i)(l)(m)	275	– 0	–

Consumer Cyclical - Entertainment – 0.3%
Carnival Corp. 4.00%, 08/01/2028(c)	400	348,164
Wild Rivers Water Park 8.50%, 11/01/2051(l)(m)	1,225	857,501

		1,205,665

Consumer Non-Cyclical – 0.0%
Tower Health Series 2020 4.451%, 02/01/2050	400	179,584

Energy – 0.0%
Red River Biorefinery LLC Series 23A 15.00%, 12/31/2023(f)(l)(m)	5	5,000

Other Industrial – 0.0%
Cincinnati Sr Care/Dayton/Florida/Nashville/Sebring/Trousdale/Waynesboro HC Series 2023 12.00%, 12/31/2023(f)(m)	10	10,000

Services – 0.0%
Trousdale Issuer LLC Series A 6.50%, 04/01/2025(d)(e)(l)(m)	200	44,000

		2,039,967

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 61

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Utility – 0.1%
Electric – 0.1%
Vistra Corp. 7.00%, 12/15/2026(c)(p)	$225	$205,679

Total Corporates - Non-Investment Grade (cost $4,150,044)		3,448,578

ASSET-BACKED SECURITIES – 0.5%
Autos - Fixed Rate – 0.5%
CPS Auto Receivables Trust Series 2021-B, Class C 1.23%, 03/15/2027(c)	96	94,828
Lendbuzz Securitization Trust Series 2023-1A, Class A2 6.92%, 08/15/2028(c)	1,835	1,825,301

		1,920,129

Other ABS - Fixed Rate – 0.0%
Affirm Asset Securitization Trust Series 2021-Z1, Class A 1.07%, 08/15/2025(c)	42	41,666
Domino’s Pizza Master Issuer LLC Series 2021-1A, Class A2I 2.662%, 04/25/2051(c)	195	162,830
Tarrant County Cultural Education Facilities Finance Corp. Series 2015-A 5.00%, 11/15/2025(d)(e)(k)(l)(m)	569	– 0	–

		204,496

Total Asset-Backed Securities (cost $2,766,914)		2,124,625

CORPORATES - INVESTMENT GRADE – 0.5%
Financial Institutions – 0.3%
Banking – 0.3%
Bank of New York Mellon Corp. (The) Series H 3.70%, 03/20/2026(p)	100	85,858
JPMorgan Chase & Co. Series Q 8.889% (SOFR + 3.51%), 02/01/2024(b)(p)	350	351,624
Truist Financial Corp. Series Q 5.10%, 03/01/2030(p)	100	80,054

62 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Wells Fargo & Co. 7.625%, 09/15/2028(p)	$503	$505,223
Series BB 3.90%, 03/15/2026(p)	100	86,797

		1,109,556

Industrial – 0.2%
Consumer Cyclical - Entertainment – 0.2%
YMCA of Greater New York 2.303%, 08/01/2026	1,000	896,440

Total Corporates - Investment Grade (cost $2,164,613)		2,005,996

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.1%
Risk Share Floating Rate – 0.1%
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C01, Class M2 9.835% (SOFR + 4.51%), 01/25/2024(b)	70	70,049
Series 2014-C03, Class 2M2 8.335% (SOFR + 3.01%), 07/25/2024(b)	22	21,859
Series 2015-C02, Class 1M2 9.435% (SOFR + 4.11%), 05/25/2025(b)	28	28,458
Series 2016-C01, Class 1M2 12.185% (SOFR + 6.86%), 08/25/2028(b)	65	69,539
Series 2016-C02, Class 1M2 11.435% (SOFR + 6.11%), 09/25/2028(b)	71	74,048
Series 2017-C04, Class 2M2 8.285% (SOFR + 2.96%), 11/25/2029(b)	157	161,245

Total Collateralized Mortgage Obligations (cost $408,880)		425,198

COLLATERALIZED LOAN OBLIGATIONS – 0.0%
CLO - Floating Rate – 0.0%
THL Credit Wind River CLO Ltd. Series 2014-2A, Class AR 6.796% (SOFR + 1.40%), 01/15/2031(b)(c) (cost $194,463)	194	193,921

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 63

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

COMMON STOCKS – 0.0%
Communication Services – 0.0%
Diversified Telecommunication Services – 0.0%
Intelsat Emergence SA(e)(m)	$2,576	$61,309
Intelsat Jackson Holdings SA(e)(l)(m)	269	1,883

Total Common Stocks (cost $219,617)		63,192

RIGHTS – 0.0%
Intelsat Jackson Holdings SA, Series B, expiring 12/31/2049(e)(l)(m) (cost $0)	269	1,614

SHORT-TERM INVESTMENTS – 1.3%
Investment Companies – 1.3%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 5.27%(q)(r)(s) (cost $5,157,219)	5,157,219	5,157,219

Total Investments – 113.7% (cost $509,463,850)		465,747,329
Other assets less liabilities – (13.7)%		(56,045,176)

Net Assets – 100.0%		$409,702,153

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation (Depreciation)
USD	2,200	04/30/2030	1 Day SOFR	3.075%	Annual	$(198,944)	$	– 0	–	$(198,944)
USD	1,600	04/30/2030	1 Day SOFR	3.837%	Annual	(68,039)		– 0	–	(68,039)

						$(266,983)	$	– 0	–	$(266,983)

64 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2023	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	80	$(10,737)	$(9,614)	$(1,123)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	244	(32,526)	(26,497)	(6,029)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	473	(63,159)	(57,507)	(5,652)
JPMorgan Securities, LLC
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	7.50	USD	789	(143,878)	11,927	(155,805)

						$(250,300)	$(81,691)	$(168,609)

*	Termination date

INTEREST RATE SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation (Depreciation)
Bank of America, NA	USD	5,000	06/21/2024	MMD 5 Year^	2.970%	Maturity	$(170,572)	$	– 0	–	$(170,572)
Citibank, NA	USD	2,000	01/10/2024	MMD 10 Year^	2.980%	Maturity	(139,109)		– 0	–	(139,109)
Citibank, NA	USD	2,000	03/18/2024	MMD 10 Year^	2.950%	Maturity	(156,476)		– 0	–	(156,476)
Citibank, NA	USD	2,000	04/11/2024	MMD 10 Year^	2.680%	Maturity	(212,729)		– 0	–	(212,729)
Citibank, NA	USD	2,000	05/06/2024	MMD 5 Year^	2.740%	Maturity	(88,605)		– 0	–	(88,605)
Citibank, NA	USD	5,000	05/17/2024	MMD 5 Year^	2.710%	Maturity	(230,123)		– 0	–	(230,123)
Citibank, NA	USD	5,000	05/24/2024	MMD 5 Year^	3.130%	Maturity	(128,980)		– 0	–	(128,980)
Citibank, NA	USD	5,000	08/26/2024	MMD 5 Year^	3.250%	Maturity	(138,539)		– 0	–	(138,539)
Citibank, NA	USD	5,000	08/30/2024	MMD 5 Year^	3.200%	Maturity	(122,546)		– 0	–	(122,546)
Citibank, NA	USD	2,000	09/26/2024	MMD 5 Year^	3.490%	Maturity	(22,558)		– 0	–	(22,558)
Citibank, NA	USD	2,220	10/09/2029	1.125%	SIFMA*	Quarterly	276,367		– 0	–	276,367
Morgan Stanley Capital Services LLC	USD	3,000	03/15/2024	MMD 10 Year^	3.000%	Maturity	(217,889)		– 0	–	(217,889)
Morgan Stanley Capital Services LLC	USD	2,000	03/25/2024	MMD 10 Year^	2.750%	Maturity	(196,902)		– 0	–	(196,902)

							$(1,548,661)	$	– 0	–	$(1,548,661)

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 65

PORTFOLIO OF INVESTMENTS (continued)

^	Variable interest rate based on the Municipal Market Data AAA General Obligation Scale.

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund (see Note I).

(b)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at October 31, 2023.

(c)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At October 31, 2023, the aggregate market value of these securities amounted to $85,525,829 or 20.9% of net assets.

(d)	Defaulted.

(e)	Non-income producing security.

(f)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 1.28% of net assets as of October 31, 2023, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
ARC70 II TRUST Series 2023 4.84%, 04/01/2065	07/18/2023	$2,000,000	$1,916,654	0.47%
Arizona Industrial Development Authority (Legacy Cares, Inc.) Series 2020 7.75%, 07/01/2050	08/12/2020 - 07/20/2022	1,101,588	60,000	0.01%
Cincinnati Sr Care/Dayton/Florida/Nashville/Sebring/Trousdale/Waynesboro HC Series 2023 12.00%, 12/31/2023	08/24/2023	10,000	10,000	0.00%
County of Grand Forks ND (Red River Biorefinery LLC) Series 2021 6.625%, 12/15/2031	05/21/2021	100,000	20,000	0.00%
County of Montgomery OH (Trousdale Foundation Obligated Group) Series 2018-A 6.25%, 04/01/2049	04/07/2020	52,000	22,000	0.01%
Douglas County Housing Partnership (Bridgewater Castle Rock ALF LLC) Series 2021 5.375%, 01/01/2041	01/14/2021	246,546	172,661	0.04%
Indiana Finance Authority (Brightmark Plastics Renewal Indiana LLC) Series 2019 7.00%, 03/01/2039	03/29/2019 - 06/09/2022	977,098	773,672	0.19%

66 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value		Percentage of Net Assets
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board (Trousdale Foundation Obligated Group) Series 2018-A 6.25%, 04/01/2049	08/29/2018	$134,085	$29,700		0.01%
Mississippi Business Finance Corp. (Alden Group Renewable Energy Mississippi LLC) Series 2022 8.00%, 12/01/2029	12/13/2022	493,232	472,551		0.12%
New Hope Cultural Education Facilities Finance Corp. Series 2023 8.50%, 09/01/2027	02/03/2023	955,000	930,340		0.23%
Red River Biorefinery LLC Series 23A 15.00%, 12/31/2023	05/31/2023	5,000	5,000		0.00%
Wisconsin Public Finance Authority (Catholic Bishop of Chicago (The)) Series 2021 5.75%, 07/25/2041	08/03/2021	1,000,000	805,133		0.20%
Wisconsin Public Finance Authority (KDC Agribusiness LLC) Series 2022 15.00%, 04/30/2023	11/10/2022	600,000	– 0	–	0.00%
Wisconsin Public Finance Authority (KDC Agribusiness LLC) Series 2023 15.00%, 04/30/2023	03/16/2023	175,000	– 0	–	0.00%

(g)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at October 31, 2023.

(h)	When-Issued or delayed delivery security.

(i)	Defaulted matured security.

(j)	Inverse floater security.

(k)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value			Percentage of Net Assets
Tarrant County Cultural Education Facilities Finance Corp. Series 2015-A 5.00%, 11/15/2025	01/30/2020	$599,006	$	– 0	–	0.00%
Tarrant County Cultural Education Facilities Finance Corp. (Stayton at Museum Way) Series 2020-A 5.75%, 12/01/2054	11/05/2015 - 01/07/2020	463,058		296,492		0.07%

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 67

PORTFOLIO OF INVESTMENTS (continued)

(l)	Fair valued by the Adviser.

(m)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(n)

Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(o)	IO – Interest Only.

(p)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(q)	Affiliated investments.

(r)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(s)	The rate shown represents the 7-day yield as of period end.

As of October 31, 2023, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 6.0% and 0.0%, respectively.

Glossary:

ABS – Asset-Backed Securities

AGM – Assured Guaranty Municipal

BAM – Build American Mutual

CCRC – Congregate Care Retirement Center

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CLO – Collateralized Loan Obligations

CMBS – Commercial Mortgage-Backed Securities

COP – Certificate of Participation

FHLMC – Federal Home Loan Mortgage Corporation

LIBOR – London Interbank Offered Rate

MMD – Municipal Market Data

MUNIPSA – SIFMA Municipal Swap Index

SOFR – Secured Overnight Financing Rate

UPMC – University of Pittsburgh Medical Center

See notes to financial statements.

68 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

October 31, 2023

Assets
Investments in securities, at value
Unaffiliated issuers (cost $504,306,631)	$460,590,110
Affiliated issuers (cost $5,157,219)	5,157,219
Cash	19,623
Cash collateral due from broker	1,946,951
Interest receivable	5,598,672
Receivable for capital stock sold	1,556,730
Receivable for investment securities sold	1,056,082
Unrealized appreciation on interest rate swaps	276,367
Affiliated dividends receivable	7,388

Total assets	476,209,142

Liabilities
Payable for floating rate notes issued(a)	45,570,000
Payable for investment securities purchased	15,034,588
Payable for capital stock redeemed	3,311,538
Unrealized depreciation on interest rate swaps	1,825,028
Market value on credit default swaps (net premiums received $81,691)	250,300
Advisory fee payable	104,954
Administrative fee payable	28,374
Distribution fee payable	16,044
Dividends payable	8,378
Transfer Agent fee payable	5,063
Payable for variation margin on centrally cleared swaps	2,516
Directors’ fees payable	1,859
Accrued expenses and other liabilities	348,347

Total liabilities	66,506,989

Net Assets	$409,702,153

Composition of Net Assets
Capital stock, at par	$41,998
Additional paid-in capital	464,873,174
Accumulated loss	(55,213,019)

Net Assets	$409,702,153

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$44,249,674	4,535,995	$9.76	*

C	$8,041,912	824,369	$9.76

Advisor	$357,410,567	36,637,184	$9.76

*	The maximum offering price per share for Class A shares was $10.06 which reflects a sales charge of 3.00%.

(a)	Represents short-term floating rate certificates issued by tender option bond trusts (see Note I).

See notes to financial statements.

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STATEMENT OF OPERATIONS

Year Ended October 31, 2023

Investment Income
Interest	$17,711,480
Dividends—Affiliated issuers	330,115
Other income	59,299	$18,100,894

Expenses
Advisory fee (see Note B)	1,874,367
Distribution fee—Class A	105,591
Distribution fee—Class C	75,628
Transfer agency—Class A	18,427
Transfer agency—Class C	3,327
Transfer agency—Advisor Class	158,762
Custody and accounting	121,119
Registration fees	107,094
Administrative	90,979
Audit and tax	63,911
Printing	57,284
Legal	48,215
Directors’ fees	22,056
Miscellaneous	24,042

Total expenses before interest/bank overdraft expense	2,770,802
Interest/bank overdraft expense	530,200

Total expenses	3,301,002
Less: expenses waived and reimbursed by the Adviser (see Note B)	(510,415)

Net expenses		2,790,587

Net investment income		15,310,307

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions		(8,080,492)
Swaps		1,320,720
Net change in unrealized appreciation (depreciation) of:
Investments		(1,377,290)
Swaps		(3,906,473)

Net loss on investment transactions		(12,043,535)

Net Increase in Net Assets from Operations		$3,266,772

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2023		Year Ended October 31, 2022
Increase (Decrease) in Net Assets from Operations
Net investment income	$15,310,307		$6,134,313
Net realized loss on investment transactions	(6,759,772)		(1,736,491)
Net change in unrealized appreciation (depreciation) of investments	(5,283,763)		(45,638,438)
Contributions from Affiliates (see Note B)	– 0	–	23,865

Net increase (decrease) in net assets from operations	3,266,772		(41,216,751)
Distributions to Shareholders
Class A	(1,533,046)		(573,228)
Class C	(217,747)		(79,387)
Advisor Class	(14,196,498)		(5,641,767)
Capital Stock Transactions
Net increase	111,337,694		161,243,946

Total increase	98,657,175		113,732,813
Net Assets
Beginning of period	311,044,978		197,312,165

End of period	$409,702,153		$311,044,978

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

October 31, 2023

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of nine portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Tax-Aware Fixed Income Opportunities Portfolio (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class T, Class 1 and Class 2 shares. Class B, Class T, Class 1 and Class 2 shares have not been issued. Class A shares are sold with a front-end sales charge of up to 3% for purchases not exceeding $500,000. With respect to purchases of $500,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Company’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

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In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by

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NOTES TO FINANCIAL STATEMENTS (continued)

contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows

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NOTES TO FINANCIAL STATEMENTS (continued)

which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2023:

	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$446,395,711		$28,400	(a)	$446,424,111
Short-Term Municipal Notes		– 0	–	685,000		– 0	–	685,000
Commercial Mortgage-Backed Securities		– 0	–	5,217,875		– 0	–	5,217,875
Corporates – Non-Investment Grade		– 0	–	2,532,077		916,501	(a)	3,448,578
Asset-Backed Securities		– 0	–	2,124,625		0	(a)	2,124,625
Corporates – Investment Grade		– 0	–	2,005,996		– 0	–	2,005,996
Collateralized Mortgage Obligations		– 0	–	425,198		– 0	–	425,198
Collateralized Loan Obligations		– 0	–	193,921		– 0	–	193,921
Common Stocks		– 0	–	– 0	–	63,192		63,192
Rights		– 0	–	– 0	–	1,614		1,614
Short-Term Investments		5,157,219		– 0	–	– 0	–	5,157,219

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NOTES TO FINANCIAL STATEMENTS (continued)

	Level 1		Level 2			Level 3			Total
Liabilities:
Floating Rate Notes(b)	$(45,570,000)		$	– 0	–	$	– 0	–	$(45,570,000)

Total Investments in Securities	(40,412,781)			459,580,403			1,009,707	(a)	420,177,329
Other Financial Instruments(c):
Assets:
Interest Rate Swaps	– 0	–		276,367			– 0	–	276,367
Liabilities:
Centrally Cleared Interest Rate Swaps	– 0	–		(266,983)			– 0	–	(266,983	)(d)
Credit Default Swaps	– 0	–		(250,300)			– 0	–	(250,300)
Interest Rate Swaps	– 0	–		(1,825,028)			– 0	–	(1,825,028)

Total	$(40,412,781)			$457,514,459			$1,009,707	(a)	$418,111,385

(a)	The Fund held securities with zero market value at period end.

(b)	The Fund may hold liabilities in which the fair value approximates the carrying amount for financial statement purposes.

(c)

Other financial instruments include reverse repurchase agreements and derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

(d)

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of

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NOTES TO FINANCIAL STATEMENTS (continued)

its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .40% of the excess over $2.5 billion up to $5 billion and .35% in excess of $5 billion of the Fund’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding expenses associated with securities sold short, acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annual basis (the “Expense Caps”) to .75%, 1.50% and .50%, of average daily net assets for Class A, Class C and Advisor Class shares, respectively. For the year ended October 31, 2023, such reimbursements/waivers amounted to $502,848. The Expense Caps may not be terminated before January 31, 2024.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended October 31, 2023, the reimbursement for such services amounted to $90,979.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $36,564 for the year ended October 31, 2023.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $0 from the sale of Class A shares and received $2,410 and $1,039 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended October 31, 2023.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser had contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. Effective September 1, 2023, the Adviser has contractually agreed to waive .05% of

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NOTES TO FINANCIAL STATEMENTS (continued)

the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .15%) until August 31, 2024. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended October 31, 2023, such waiver amounted to $7,567.

A summary of the Fund’s transactions in AB mutual funds for the year ended October 31, 2023 is as follows:

Fund	Market Value 10/31/22 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/23 (000)	Dividend Income (000)
Government Money Market Portfolio	$564	$225,445	$220,852	$5,157	$330

During the year ended October 31, 2022, the Adviser reimbursed the Fund $23,865 for trading losses incurred due to a trade entry error.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to 0.30% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. The fees are accrued daily and paid monthly. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $46,250 for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2023 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$312,587,442	$127,505,504
U.S. government securities	84,119	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$463,674,012

Gross unrealized appreciation	$1,557,422
Gross unrealized depreciation	(46,616,726)

Net unrealized depreciation	$(45,059,304)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates or credit risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk.

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This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

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NOTES TO FINANCIAL STATEMENTS (continued)

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended October 31, 2023, the Fund held interest rate swaps for hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of the Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the year ended October 31, 2023, the Fund held inflation (CPI) swaps for hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale

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Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended October 31, 2023, the Fund held credit default swaps for hedging and non- hedging purposes.

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The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended October 31, 2023, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Interest rate contracts			Payable for variation margin on centrally cleared swaps	$266,983	*

Interest rate contracts	Unrealized appreciation on interest rate swaps	$276,367	Unrealized depreciation on interest rate swaps	1,825,028

Credit contracts			Market value on credit default swaps	250,300

Total		$276,367		$2,342,311

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	$480,912	$(3,868,872)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	839,808	(37,601)

Total		$1,320,720	$(3,906,473)

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended October 31, 2023:

Interest Rate Swaps:
Average notional amount	$24,296,923
Centrally Cleared Interest Rate Swaps:
Average notional amount	$56,369,231
Centrally Cleared Inflation Swaps:
Average notional amount	$37,720,000	(a)
Credit Default Swaps:
Average notional amount of sale contracts	$2,450,921
Centrally Cleared Credit Default Swaps:
Average notional amount of sale contracts	$20,000,000	(b)

(a)	Positions were open for eleven months during the year.

(b)	Positions were open for ten months during the year.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of October 31, 2023. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Citibank, NA/Citigroup Global Markets, Inc.	$276,367	$(276,367)	$	– 0	–	$	– 0	–	$	– 0	–

Total	$276,367	$(276,367)	$	– 0	–	$	– 0	–	$	– 0	–

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Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Bank of America, NA	$170,572	$	– 0	–	$	– 0	–	$	– 0	–	$170,572
Citibank, NA/Citigroup Global Markets, Inc.	1,282,928		(276,367)			(940,000)			– 0	–	66,561
Credit Suisse International	63,159		– 0	–		(63,159)			– 0	–	– 0	–
JPMorgan Securities, LLC	143,878		– 0	–		(143,878)			– 0	–	– 0	–
Morgan Stanley Capital Services LLC	414,791		– 0	–		(260,000)			– 0	–	154,791

Total	$2,075,328		$(276,367)			$(1,407,037)		$	– 0	–	$391,924	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022

Class A
Shares sold	3,046,372	2,345,610	$31,271,523	$25,300,363

Shares issued in reinvestment of dividends	107,545	35,652	1,106,366	377,337

Shares converted from Class C	3,764	6,335	38,457	69,463

Shares redeemed	(1,563,176)	(1,988,011)	(16,012,440)	(21,571,436)

Net increase	1,594,505	399,586	$16,403,906	$4,175,727

Class C
Shares sold	517,959	238,746	$5,363,230	$2,533,652

Shares issued in reinvestment of dividends	16,859	6,212	173,150	65,534

Shares converted to Class A	(3,764)	(6,338)	(38,457)	(69,463)

Shares redeemed	(310,833)	(321,819)	(3,205,627)	(3,432,310)

Net increase (decrease)	220,221	(83,199)	$2,292,296	$(902,587)

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022

Advisor Class
Shares sold	32,436,642	37,244,701	$335,698,276	$402,826,250

Shares issued in reinvestment of dividends	837,066	294,382	8,610,054	3,110,820

Shares redeemed	(24,599,655)	(23,418,191)	(251,666,838)	(247,966,264)

Net increase	8,674,053	14,120,892	$92,641,492	$157,970,806

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific municipal or corporate developments and negative performance of the junk bond market generally and may be more difficult to trade than other types of securities.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, and the rights of investors in these securities. To the

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NOTES TO FINANCIAL STATEMENTS (continued)

extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. For example, the novel coronavirus (COVID-19) pandemic has significantly stressed the financial resources of many issuers of municipal securities, which could impair any such issuer’s ability to meet its financial obligations when due and adversely impact the value of its securities held by the Fund. As the full effects of the COVID-19 pandemic on state and local economies and on issuers of municipal securities are still uncertain, the financial difficulties of issuers of municipal securities may worsen, adversely affecting the performance of the Fund. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

The Fund invests, from time to time, in the municipal securities of Puerto Rico or other U.S. territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other U.S. issuers of municipal securities. Puerto Rico continues to face a very challenging economic and fiscal environment, worsened by the spread of COVID-19 and the adverse effect that related governmental and public responses have had on Puerto Rico’s economy. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

Tax Risk—From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s net asset value, or NAV, could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated

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actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effects of potential central bank monetary policy, and government fiscal policy, initiatives and resulting market reactions to those initiatives.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline, as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Municipal securities may have more illiquid investments risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The

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use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

LIBOR Replacement Risk—The Fund may be exposed to debt securities, derivatives or other financial instruments that recently transitioned from the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. LIBOR’s administrator, ICE Benchmark Administration, ceased publishing most LIBOR settings (including some U.S. LIBOR settings) by the end of 2021 and the remaining (and most widely used) U.S. Dollar LIBOR settings after June 30, 2023. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will permit the use of synthetic U.S. Dollar LIBOR rates for non-U.S. contracts through September 30, 2024, but any such rates would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the Secured Overnight Financing Rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market. There is no assurance that the composition or characteristics of SOFR or any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that the market for SOFR-linked financial instruments will have the same volume or liquidity as did the market for LIBOR-linked financial instruments prior to LIBOR’s discontinuance or unavailability. Neither the long-term effects of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

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NOTES TO FINANCIAL STATEMENTS (continued)

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2023.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2023 and October 31, 2022 were as follows:

	2023	2022
Distributions paid from:
Ordinary income	$1,847,447	$832,185

Total taxable distributions	1,847,447	832,185
Tax-exempt distributions	14,099,844	5,462,197

Total distributions paid	$15,947,291	$6,294,382

As of October 31, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(10,172,834	)(a)
Unrealized appreciation (depreciation)	(45,031,807	)(b)

Total accumulated earnings (deficit)	$(55,204,641	)(c)

(a)	As of October 31, 2023, the Fund had a net capital loss carryforward of $10,172,834.

(b)The

differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax treatment of tender option bonds, the tax treatment of swaps, the tax deferral of losses on wash sales, and the tax treatment of bond restructuring.

(c)	The difference between book-basis and tax-basis components of accumulated earnings (deficit) is attributable primarily to dividends payable.

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NOTES TO FINANCIAL STATEMENTS (continued)

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2023, the Fund had a net short-term capital loss carryforward of $7,813,959 and a net long-term capital loss carryforward of $2,358,875, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to taxable overdistributions resulted in a net decrease in accumulated loss and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Floating Rate Notes Issued in Connection with Securities Held

The Fund may engage in tender option bond (“TOB”) transactions in which the Fund transfers a fixed rate bond (“Fixed Rate Bond”) into a Special Purpose Vehicle (the “SPV”, which is generally organized as a trust). The Fund buys a residual interest in the assets and cash flows of the SPV, often referred to as an inverse floating rate obligation (“Inverse Floater”). The SPV also issues floating rate notes (“Floating Rate Notes”) which are sold to third parties. The Floating Rate Notes pay interest at rates that generally reset weekly and their holders have the option to tender their notes to a liquidity provider for redemption at par. The Inverse Floater held by the Fund gives the Fund the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the trustee transfer the Fixed Rate Bond held by the SPV to the Fund, thereby collapsing the SPV. The SPV may also be collapsed in certain other circumstances. In accordance with U.S. GAAP requirements regarding accounting for transfers and servicing of financial assets and extinguishments of liabilities, the Fund accounts for the transaction described above as a secured borrowing by including the Fixed Rate Bond in its portfolio of investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in its statement of assets and liabilities. Interest expense related to the Fund’s liability with respect to Floating Rate Notes is recorded as incurred. The interest expense is also included in the Fund’s expense ratio. At October 31, 2023, the amount of the Fund’s Floating Rate Notes outstanding was $45,570,000 and the related interest rate was 3.80% to 4.18%. For the year ended October 31, 2023, the average amount of Floating Rate Notes outstanding and the daily weighted average interest rate were $20,373,342 and 2.31%, respectively.

The Fund may also purchase Inverse Floaters in the secondary market without first owning the underlying bond. Such an Inverse Floater is included in the Fund’s portfolio of investments but is not required to be

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NOTES TO FINANCIAL STATEMENTS (continued)

treated as a secured borrowing and reflected in the Fund’s financial statements as a secured borrowing.

NOTE J

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended October 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 9.87	$ 11.56	$ 10.82	$ 11.09	$ 10.46

Income From Investment Operations

Net investment income(a)(b)	.36	.21	.22	.29	.30

Net realized and unrealized gain (loss) on investment transactions	(.10)	(1.69)	.75	(.23)	.65

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.26	(1.48)	.97	.06	.95

Less: Dividends

Dividends from net investment income	(.37)	(.21)	(.23)	(.33)	(.32)

Net asset value, end of period	$ 9.76	$ 9.87	$ 11.56	$ 10.82	$ 11.09

Total Return

Total investment return based on net asset value(d)	2.43%	(12.93)%	9.02%	.63%	9.15%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$44,249	$29,037	$29,381	$16,463	$11,932

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.88%	.76%	.76%	.77%	.76%

Expenses, before waivers/reimbursements(e)	1.00%	.91%	1.08%	1.26%	1.30%

Net investment income(b)	3.48%	1.91%	1.88%	2.68%	2.78%

Portfolio turnover rate	34%	33%	30%	63%	52%

See footnote summary on page 97.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended October 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 9.87	$ 11.56	$ 10.83	$ 11.09	$ 10.46

Income From Investment Operations

Net investment income(a)(b)	.28	.12	.11	.20	.22

Net realized and unrealized gain (loss) on investment transactions	(.09)	(1.68)	.77	(.21)	.65

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.19	(1.56)	.88	(.01)	.87

Less: Dividends

Dividends from net investment income	(.30)	(.13)	(.15)	(.25)	(.24)

Net asset value, end of period	$ 9.76	$ 9.87	$ 11.56	$ 10.83	$ 11.09

Total Return

Total investment return based on net asset value(d)	1.67%	(13.59)%	8.22%	(.03	)%+	8.33%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$8,042	$5,964	$7,943	$1,794	$1,596

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	1.63%	1.51%	1.51%	1.52%	1.51%

Expenses, before waivers/reimbursements(e)	1.75%	1.66%	1.81%	2.00%	2.06%

Net investment income(b)	2.73%	1.08%	.96%	1.91%	2.05%

Portfolio turnover rate	34%	33%	30%	63%	52%

See footnote summary on page 97.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended October 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 9.87	$ 11.56	$ 10.83	$ 11.09	$ 10.46

Income From Investment Operations

Net investment income(a)(b)	.38	.24	.24	.31	.33

Net realized and unrealized gain (loss) on investment transactions	(.09)	(1.69)	.75	(.21)	.64

Contributions from Affiliates	– 0	–	.00	(c)	.00	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.29	(1.45)	.99	.10	.97

Less: Dividends

Dividends from net investment income	(.40)	(.24)	(.26)	(.36)	(.34)

Net asset value, end of period	$ 9.76	$ 9.87	$ 11.56	$ 10.83	$ 11.09

Total Return

Total investment return based on net asset value(d)	2.80%	(12.71)%	9.20%	.97%	9.42%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$357,411	$276,044	$159,988	$57,110	$67,119

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.63%	.51%	.51%	.52%	.51%

Expenses, before waivers/reimbursements(e)	.75%	.66%	.82%	.99%	1.05%

Net investment income(b)	3.72%	2.23%	2.05%	2.87%	3.04%

Portfolio turnover rate	34%	33%	30%	63%	52%

See footnote summary on page 97.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The expense ratios presented below exclude interest/bank overdraft expense:

	Year Ended October 31,
	2023	2022	2021	2020	2019

Class A
Net of waivers/reimbursements	.75%	.75%	.75%	.75%	.75%
Before waivers/reimbursements	.87%	.90%	1.07%	1.23%	1.29%
Class C
Net of waivers/reimbursements	1.50%	1.50%	1.50%	1.50%	1.50%
Before waivers/reimbursements	1.62%	1.65%	1.79%	1.98%	2.04%
Advisor Class
Net of waivers/reimbursements	.50%	.50%	.50%	.50%	.50%
Before waivers/reimbursements	.62%	.65%	.80%	.96%	1.04%

+

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AB Tax-Aware Fixed Income Opportunities Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Tax-Aware Fixed Income Opportunities Portfolio (the “Fund”) (one of the portfolios constituting AB Bond Fund, Inc. (the “Company”)), including the portfolio of investments, as of October 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting AB Bond Fund, Inc.) at October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

December 28, 2023

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BOARD OF DIRECTORS

Garry L. Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1)

OFFICERS

Daryl Clements(2), Vice President Matthew J. Norton(2), Vice President Andrew D. Potter(2), Vice President Nancy E. Hay, Secretary	Michael B. Reyes, Senior Vice President Stephen M. Woetzel, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

One Congress Street, Suite 1 Boston, MA 02114

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund are made by the Adviser’s Tax-Aware Investment Team. Messrs. Clements, Norton and Potter are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Onur Erzan,# 1345 Avenue of the Americas New York, NY 10105 47 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”), Head of Global Client Group and Head of Private Wealth. He oversees AB’s entire private wealth management business and third-party institutional and retail franchise, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. He is also a member of the Equitable Holdings Management Committee. Prior to joining the firm in January 2021, he spent over 19 years with McKinsey (management consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics and digital assets and capabilities) globally.	82	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS

Garry L. Moody,## Chairman of the Board 71 (2013)	Private Investor since prior to 2018. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He served as a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council from October 2019 through September 2023, where he also served as Chairman of the Governance Committee from October 2021 through September 2023. He is Chairman of the AB Funds and Chairman of the Independent Directors Committees since January 2023; he has served as a director or trustee since 2008, and served as Chairman of the Audit Committee of such funds from 2008 to February 2023.	82	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Jorge A. Bermudez,## 72 (2020)	Private Investor since prior to 2018. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008; Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007; and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016; and Chair of the Audit Committee of the Board of Directors of Moody’s Corporation since December 2022. He has served as director or trustee of the AB Funds since January 2020.	82	Moody’s Corporation since April 2011

Michael J. Downey,## 79 (2013)	Private Investor since prior to 2018. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2018 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	82	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Nancy P. Jacklin,## 75 (2013)	Private Investor since prior to 2018. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and served as Chair of the Governance and Nominating Committees of the AB Funds from 2014 to August 2023.	82	None

Jeanette W. Loeb,## 71 (2020)	Private Investor since prior to 2018. Director of New York City Center since 2005. Formerly, Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to April 2023. She was a director of Apollo Investment Corp. (business development company) from August 2011 to July 2023 and a director of AB Multi-Manager Alternative Fund (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020 and serves as Chair of the Governance and Nominating Committees of the AB Funds since August 2023.	82	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Carol C. McMullen,## 68 (2016)	Private Investor and a member of the Advisory Board of Butcher Box (since 2018) and serves as Advisory Board Chair as of June 2023. Formerly, Managing Director of Slalom Consulting (consulting) from 2014 until July 2023; member, Mass General Brigham (formerly, Partners Healthcare) Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016 and serves as Chair of the Audit Committees of such funds since February 2023.	82	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Marshall C. Turner, Jr.,## 82 (2013)	Private Investor since prior to 2018. He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. Former Chairman and CEO of Dupont Photomasks, Inc. (semi-conductor manufacturing equipment) from 2003 through 2006. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the board of the George Lucas Educational Foundation. He has served as a director of one AB Fund since 1992, and director or trustee of all the AB Funds since 2005. He has served as both Chairman of the AB Funds and Chairman of the Independent Directors Committees from 2014 through December 2022.	82	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Erzan is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Onur Erzan 47	President and Chief Executive Officer	See biography above.

Daryl Clements 56	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2018.

Matthew J. Norton 40	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2018. He is also Chief Investment Officer – Municipal Bonds.

Andrew D. Potter 38	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2018.

Nancy E. Hay 51	Secretary	Senior Vice President and Counsel of the Adviser**, with which she has been associated since prior to 2018 and Assistant Secretary of ABI**.

Michael B. Reyes 47	Senior Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2018.

Stephen M. Woetzel 52	Treasurer and Chief Financial Officer	Senior Vice President of ABIS,** with which he has been associated since prior to 2018.

Phyllis J. Clarke 62	Controller	Vice President of ABIS**, with which she has been associated since prior to 2018.

Jennifer Friedland 49	Chief Compliance Officer

Vice President of the Adviser** since 2020 and Mutual Fund Chief Compliance Officer (of all Funds since January 2023 and of the ETF Funds since 2022). Before joining the Adviser** in 2020, she was Chief Compliance Officer at WestEnd Advisors, LLC from prior to 2018 until 2019.

*	The address for the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus of SAI.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2023, which covered the period January 1, 2022 through December 31, 2022 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions

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have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Tax-Aware Fixed Income Opportunities Portfolio (the “Fund”) at a meeting held in person on August 1-2, 2023 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

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judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. The Adviser had not requested any reimbursements from the Fund in the Fund’s latest fiscal year. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2021 and 2022 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

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Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Advisor Class shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Advisor Class shares against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended May 31, 2023 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and noted that it was lower than the median.

The Adviser informed the directors that there were no institutional products managed by the Adviser that utilize investment strategies similar to those of the Fund.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Advisor Class shares of the Fund in comparison to the medians for a peer group and a peer universe

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selected by the 15(c) service provider. The Advisor Class expense ratio of the Fund was based on the Fund’s latest fiscal year and reflected the impact of the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 113

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Low Volatility Equity Portfolio1

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Short Duration High Yield Portfolio1

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Disruptors ETF

High Yield ETF

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

US High Dividend ETF

US Large Cap Strategic Equities ETF

US Low Volatility Equity ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to July 5, 2023, International Low Volatility Equity Portfolio was named International Strategic Core Portfolio and Short Duration High Yield Portfolio was named Limited Duration High Income Portfolio.

114 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

NOTES

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 115

NOTES

116 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

TAFIO-0151-1023

OCT    10.31.23

ANNUAL REPORT

AB TOTAL RETURN BOND PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Total Return Bond Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 1

ANNUAL REPORT

December 8, 2023

This report provides management’s discussion of fund performance for the AB Total Return Bond Portfolio for the annual reporting period ended October 31, 2023.

The Fund’s investment objective is to maximize long-term total return without assuming what the Adviser considers undue risk.

NAV RETURNS AS OF OCTOBER 31, 2023 (unaudited)

	6 Months	12 Months

AB TOTAL RETURN BOND PORTFOLIO

Class A Shares	-6.06%	1.13%

Class C Shares	-6.33%	0.37%

Advisor Class Shares[1,2]	-5.83%	1.50%

Class R Shares[2]	-6.08%	0.88%

Class K Shares[2]	-5.96%	1.13%

Class I Shares[1,2]	-5.94%	1.37%

Class Z Shares[2]	-5.93%	1.38%

Bloomberg US Aggregate Bond Index	-6.13%	0.36%

1

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the Financial Highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its benchmark, the Bloomberg US Aggregate Bond Index, for the six- and 12-month periods ended October 31, 2023.

During the 12-month period, all share classes of the Fund outperformed the benchmark, before sales charges. Sector allocation was the primary contributor, relative to the benchmark, from off-benchmark exposure to agency risk-sharing transactions, collateralized loan obligations, high-yield corporate bonds and emerging market corporate bonds. An underweight to US Treasury bonds that exceeded a loss from an underweight to investment-grade corporate bonds also added to performance. Security selection contributed, mainly from selection among investment-grade corporate bonds, the utilization of high-yield credit default swaps, asset-backed securities and US agency mortgages that were partially offset by

2 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

selection in high-yield corporate bonds. Yield-curve positioning detracted. Country allocation and currency decisions did not impact performance during the period.

Over the six-month period, all share classes of the Fund except Class C outperformed the benchmark, before sales charges. Security selection was the greatest contributor to performance, mostly from selection in investment-grade and high-yield corporate bonds, the use of high-yield credit default swaps and commercial mortgage-backed securities (“CMBS”). Sector allocation also contributed, due to off-benchmark exposure to agency risk-sharing transactions, collateralized mortgage obligations and high-yield corporate bonds. An underweight to US agency mortgages contributed more than a loss from an underweight to investment grade corporate bonds. Yield-curve positioning detracted, as overweights to the five- part of the curve detracted. Country allocation also detracted, due to off-benchmark exposure to Japan that was partially offset by gains from off-benchmark exposure to the eurozone. Currency decisions did not have an impact on results.

During both periods, the Fund used currency forwards to hedge currency risk and actively manage currency positions. Treasury futures and interest rate swaps were used to manage duration, country exposure and yield-curve positioning. Credit default swaps were used in the corporate and CMBS sectors for hedging and investment purposes. During the 12-month period, total return swaps were utilized for hedging and investment purposes.

MARKET REVIEW AND INVESTMENT STRATEGY

During the 12-month period ended October 2023, fixed-income government bond market yields were extremely volatile in all major developed markets, and developed-market government bond returns diverged based on individual country growth and inflation expectations. Most central banks raised interest rates significantly to combat inflation and then paused further interest-rate hikes. Government bond returns in aggregate were positive, as returns rose in Italy, Japan and Spain, and fell in the UK, Australia, Germany, the US and Canada. Overall, developed-market investment-grade corporate bonds significantly outperformed government bonds, including in the US and eurozone. High-yield corporate bonds advanced and materially outperformed government bonds—especially in the eurozone and US. Emerging-market local-currency sovereign bonds led risk asset returns, as the US dollar was mixed against all currencies. Emerging-market hard-currency sovereign and corporate bonds had strong relative positive returns, particularly among high-yield sovereigns and corporates.

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 3

INVESTMENT POLICIES

The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Fund expects to invest in readily marketable fixed-income securities with a range of maturities from short- to long-term and relatively attractive yields that do not involve undue risk of loss of capital. The Fund may invest up to 25% of its net assets in below investment-grade bonds. The Fund may use leverage for investment purposes.

The Fund may invest without limit in US dollar-denominated foreign fixed-income securities and may invest up to 25% of its assets in non-US dollar-denominated foreign fixed-income securities. These investments may include, in each case, developed- and emerging-market debt securities.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

The Fund may invest in mortgage-related and other asset-backed securities; loan participations and assignments; inflation-indexed securities; variable-, floating- and inverse-floating-rate instruments; and preferred stock, and may use other investment techniques. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may invest in derivatives, such as options, futures contracts, forwards or swaps.

4 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg US Aggregate Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg US Aggregate Bond Index represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities and CMBS. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effect of potential central bank monetary policy, and government fiscal policy, initiatives and resulting market reactions to those initiatives.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 5

DISCLOSURES AND RISKS (continued)

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities. The Fund invests in inflation-indexed securities, the value of which may be vulnerable to changes in expectations of inflation or interest rates.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid and are subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

6 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

DISCLOSURES AND RISKS (continued)

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline.

Active Trading Risk: The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 7

DISCLOSURES AND RISKS (continued)

On July 12, 2019, the Fund implemented its current investment policies (the change eliminated the guidelines for the average duration and maturity of the Fund and addressed certain related matters) and also changed its name from AB Intermediate Bond Portfolio to AB Total Return Bond Portfolio. Accordingly, the performance shown for periods prior to July 12, 2019, is based on the Fund’s prior investment strategies and may not be representative of the Fund’s performance under its current investment policies.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

10/31/2013 TO 10/31/2023

This chart illustrates the total value of an assumed $10,000 investment in AB Total Return Bond Portfolio Class A shares (from 10/31/2013 to 10/31/2023) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 9

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2023 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]

CLASS A SHARES			3.67%

1 Year	1.13%	-3.17%

5 Years	-0.55%	-1.40%

10 Years	0.87%	0.43%

CLASS C SHARES			3.07%

1 Year	0.37%	-0.59%

5 Years	-1.29%	-1.29%

10 Years[2]	0.12%	0.12%

ADVISOR CLASS SHARES[3]			4.08%

1 Year	1.50%	1.50%

5 Years	-0.28%	-0.28%

10 Years	1.13%	1.13%

CLASS R SHARES[3]			2.84%

1 Year	0.88%	0.88%

5 Years	-0.80%	-0.80%

10 Years	0.62%	0.62%

CLASS K SHARES[3]			1.73%

1 Year	1.13%	1.13%

5 Years	-0.55%	-0.55%

10 Years	0.87%	0.87%

CLASS I SHARES[3]			4.15%

1 Year	1.37%	1.37%

5 Years	-0.31%	-0.31%

10 Years	1.12%	1.12%

CLASS Z SHARES[3]			4.24%

1 Year	1.38%	1.38%

5 Years	-0.30%	-0.30%

Since Inception[4]	0.87%	0.87%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.06%, 1.81%, 0.80%, 1.43%, 1.12%, 0.75% and 0.70% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limited the Fund’s total annual operating expense ratios, exclusive of interest expense, to 0.77%, 1.52%, 0.52%, 1.02%, 0.77%, 0.52% and 0.52% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. These waivers/reimbursements may not be terminated before January 31, 2024, and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(footnotes continued on next page)

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HISTORICAL PERFORMANCE (continued)

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2023.

2	Assumes conversion of Class C shares into Class A shares after eight years.

3

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

4	Inception date: 4/25/2014.

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 11

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2023 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-3.44%

5 Years	-1.27%

10 Years	0.74%

CLASS C SHARES

1 Year	-0.87%

5 Years	-1.13%

10 Years[1]	0.43%

ADVISOR CLASS SHARES[2]

1 Year	1.22%

5 Years	-0.14%

10 Years	1.44%

CLASS R SHARES[2]

1 Year	0.60%

5 Years	-0.64%

10 Years	0.93%

CLASS K SHARES[2]

1 Year	0.85%

5 Years	-0.39%

10 Years	1.18%

CLASS I SHARES[2]

1 Year	1.10%

5 Years	-0.16%

10 Years	1.43%

CLASS Z SHARES[2]

1 Year	1.10%

5 Years	-0.16%

Since Inception[3]	1.05%

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception date: 4/25/2014.

12 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 13

EXPENSE EXAMPLE (continued)

	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$939.40	$3.76	0.77%
Hypothetical**	$1,000	$1,021.32	$3.92	0.77%
Class C
Actual	$1,000	$936.70	$7.42	1.52%
Hypothetical**	$1,000	$1,017.54	$7.73	1.52%
Advisor Class
Actual	$1,000	$941.70	$2.54	0.52%
Hypothetical**	$1,000	$1,022.58	$2.65	0.52%
Class R
Actual	$1,000	$939.20	$4.99	1.02%
Hypothetical**	$1,000	$1,020.06	$5.19	1.02%
Class K
Actual	$1,000	$940.40	$3.77	0.77%
Hypothetical**	$1,000	$1,021.32	$3.92	0.77%
Class I
Actual	$1,000	$940.60	$2.54	0.52%
Hypothetical**	$1,000	$1,022.58	$2.65	0.52%
Class Z
Actual	$1,000	$940.70	$2.54	0.52%
Hypothetical**	$1,000	$1,022.58	$2.65	0.52%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

14 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO SUMMARY

October 31, 2023 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $168.1

TOP TEN SECTORS (including derivatives)1

Corporates–Investment Grade[2]	25.9%

Governments–Treasuries[3]	25.6

Mortgage Pass-Throughs	19.9

U.S. Government & Agency Securities	16.8

Asset-Backed Securities	9.7

Cash & Cash Equivalents	6.8

Collateralized Mortgage Obligations	6.2

Commercial Mortgage-Backed Securities[3]	5.9

Inflation-Linked Securities	2.8

Collateralized Loan Obligations	2.8

SECTOR BREAKDOWN (excluding derivatives)4

Corporates–Investment Grade	24.5%

Mortgage Pass-Throughs	18.8

Governments–Treasuries	15.9

Asset-Backed Securities	9.2

Collateralized Mortgage Obligations	5.9

Commercial Mortgage-Backed Securities	5.6

Inflation-Linked Securities	2.6

Collateralized Loan Obligations	2.6

Corporates–Non-Investment Grade	1.9

Emerging Markets–Corporate Bonds	0.9

Local Governments–US Municipal Bonds	0.9

Quasi-Sovereigns	0.4

Governments–Sovereign Bonds	0.2

Other	0.3

Short-Term Investments	10.3

100.0%

1

The Fund’s sectors include derivative exposure and are expressed as approximate percentages of the Fund’s total net assets, based on the Adviser’s internal classification. The percentages will vary over time.

2	Includes Credit Default Swaps.

3	Includes Treasury Futures.

4

The Fund’s sector breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS

October 31, 2023

		Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADE – 25.7%
Financial Institutions – 12.8%
Banking – 9.7%
AIB Group PLC 4.263%, 04/10/2025(a)	U.S.$	491	$484,686
6.608%, 09/13/2029(a)		202	197,598
Ally Financial, Inc. 6.992%, 06/13/2029		270	257,966
Banco de Credito del Peru SA 3.125%, 07/01/2030(a)		635	580,231
Banco Santander SA 4.175%, 03/24/2028		400	366,272
Bank of Ireland Group PLC 6.253%, 09/16/2026(a)		215	212,932
Barclays PLC 6.224%, 05/09/2034		232	212,521
BNP Paribas SA 8.50%, 08/14/2028(a)(b)		463	443,952
CaixaBank SA 6.684%, 09/13/2027(a)		235	232,739
Capital One Financial Corp. 5.468%, 02/01/2029		118	109,715
6.377%, 06/08/2034		319	291,011
Citigroup, Inc. Series W 4.00%, 12/10/2025(b)		329	281,881
Cooperatieve Rabobank UA 5.564%, 02/28/2029(a)		487	469,283
Credit Agricole SA 6.316%, 10/03/2029(a)		443	435,651
Danske Bank A/S 4.298%, 04/01/2028(a)		360	332,309
Deutsche Bank AG/New York NY 3.961%, 11/26/2025		265	255,590
7.146%, 07/13/2027		298	297,580
Discover Bank 5.974%, 08/09/2028		250	226,002
Goldman Sachs Group, Inc. (The) Series P 8.501% (SOFR + 3.14%), 12/01/2023(b)		43	42,826
Series V 4.125%, 11/10/2026(b)		268	212,251
HSBC Holdings PLC 4.583%, 06/19/2029		224	204,111
7.39%, 11/03/2028		315	323,130
8.113%, 11/03/2033		277	286,922

16 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

ING Groep NV 6.083%, 09/11/2027	U.S.$	295	$292,280
Intesa Sanpaolo SpA 5.017%, 06/26/2024(a)		288	282,655
JPMorgan Chase & Co. 6.07%, 10/22/2027		433	432,437
Lloyds Banking Group PLC 7.50%, 09/27/2025(b)		381	353,484
7.953%, 11/15/2033		504	510,874
Mizuho Financial Group, Inc. 5.739%, 05/27/2031		487	463,780
Morgan Stanley 0.406%, 10/29/2027	EUR	309	290,360
Nationwide Building Society 2.972%, 02/16/2028(a)	U.S.$	398	353,814
NatWest Group PLC 4.269%, 03/22/2025		481	476,195
PNC Financial Services Group, Inc. (The) 5.068%, 01/24/2034		112	98,476
6.875%, 10/20/2034		139	138,916
Series R 8.711% (SOFR + 3.30%), 12/01/2023(b)(c)		62	61,376
Santander Holdings USA, Inc. 6.499%, 03/09/2029		241	233,081
6.565%, 06/12/2029		20	19,295
Santander UK Group Holdings PLC 6.833%, 11/21/2026		607	606,199
Societe Generale SA 2.797%, 01/19/2028(a)		778	684,710
Standard Chartered PLC 3.971%, 03/30/2026(a)		268	257,800
6.00%, 07/26/2025(a)(b)		478	451,084
7.162% (LIBOR 3 Month + 1.51%), 01/30/2027(a)(b)(c)		400	366,048
Swedbank AB Series NC5 5.625%, 09/17/2024(a)(b)		400	385,732
UBS Group AG 3.091%, 05/14/2032(a)		319	245,649
4.194%, 04/01/2031(a)		396	338,410
6.373%, 07/15/2026(a)		369	366,672
7.00%, 02/19/2025(a)(b)		312	302,852
UniCredit SpA 1.982%, 06/03/2027(a)		205	180,744
2.569%, 09/22/2026(a)		391	358,089
3.127%, 06/03/2032(a)		356	266,573

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

US Bancorp Series J 5.30%, 04/15/2027(b)	U.S.$	380	$298,900
Wells Fargo & Co. 5.574%, 07/25/2029		98	94,380
7.625%, 09/15/2028(b)		57	57,252
Series BB 3.90%, 03/15/2026(b)		273	236,956

			16,262,232

Brokerage – 0.4%
Charles Schwab Corp. (The) Series G 5.375%, 06/01/2025(b)		260	248,050
Series I 4.00%, 06/01/2026(b)		469	372,635

			620,685

Finance – 1.7%
Air Lease Corp. 3.625%, 04/01/2027		34	30,994
Aircastle Ltd. 2.85%, 01/26/2028(a)		943	786,518
4.125%, 05/01/2024		152	149,918
5.25%, 08/11/2025(a)		275	267,583
Aviation Capital Group LLC 1.95%, 01/30/2026(a)		449	403,633
1.95%, 09/20/2026(a)		133	115,604
3.50%, 11/01/2027(a)		136	119,390
4.125%, 08/01/2025(a)		5	4,761
4.375%, 01/30/2024(a)		135	134,098
4.875%, 10/01/2025(a)		153	147,148
5.50%, 12/15/2024(a)		294	288,981
6.375%, 07/15/2030(a)		166	157,257
Synchrony Financial 2.875%, 10/28/2031		420	285,159

			2,891,044

Insurance – 0.5%
MetLife Capital Trust IV 7.875%, 12/15/2037(a)		699	711,897
Swiss Re Finance Luxembourg SA 5.00%, 04/02/2049(a)		200	187,336

			899,233

REITs – 0.5%
American Tower Corp. 2.10%, 06/15/2030		147	111,974

18 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

GLP Capital LP/GLP Financing II, Inc. 3.25%, 01/15/2032	U.S.$	274	$207,295
4.00%, 01/15/2031		114	92,584
Vornado Realty LP 3.40%, 06/01/2031		617	427,260

			839,113

			21,512,307

Industrial – 12.0%
Basic – 0.5%
Celanese US Holdings LLC 6.35%, 11/15/2028		57	55,650
6.55%, 11/15/2030		136	130,677
Freeport Indonesia PT 4.763%, 04/14/2027(a)		390	369,455
Glencore Funding LLC 5.40%, 05/08/2028(a)		223	215,612
6.50%, 10/06/2033(a)		94	91,935

			863,329

Capital Goods – 0.4%
Flowserve Corp. 2.80%, 01/15/2032		425	313,000
Regal Rexnord Corp. 6.05%, 02/15/2026(a)		401	394,355

			707,355

Communications - Media – 0.9%
Charter Communications Operating LLC/Charter Communications Operating Capital 5.125%, 07/01/2049		198	136,957
Cox Communications, Inc. 5.70%, 06/15/2033(a)		134	126,186
Discovery Communications LLC 5.20%, 09/20/2047		178	127,491
5.30%, 05/15/2049		81	58,402
Fox Corp. 5.576%, 01/25/2049		182	143,423
Interpublic Group of Cos., Inc. (The) 4.65%, 10/01/2028		178	165,663
5.375%, 06/15/2033		140	128,513
Meta Platforms, Inc. 4.95%, 05/15/2033		193	180,889
Prosus NV 3.257%, 01/19/2027(a)		219	193,311
Tencent Holdings Ltd. 3.24%, 06/03/2050(a)		328	179,026

			1,439,861

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Communications - Telecommunications – 0.4%
AT&T, Inc. 4.50%, 05/15/2035	U.S.$	77	$64,135
T-Mobile USA, Inc. 5.05%, 07/15/2033		370	334,280
Verizon Communications, Inc. 4.50%, 08/10/2033		391	338,829

			737,244

Consumer Cyclical - Automotive – 1.0%
Ford Motor Co. 6.10%, 08/19/2032		232	214,672
General Motors Financial Co., Inc. 4.30%, 04/06/2029		78	69,248
5.80%, 06/23/2028		242	234,408
Harley-Davidson Financial Services, Inc. 3.05%, 02/14/2027(a)		501	442,528
6.50%, 03/10/2028(a)		20	19,544
Hyundai Capital America 6.10%, 09/21/2028(a)		234	230,017
Nissan Motor Co., Ltd. 4.345%, 09/17/2027(a)		522	473,089

			1,683,506

Consumer Cyclical - Other – 0.6%
Las Vegas Sands Corp. 3.90%, 08/08/2029		327	282,629
Marriott International, Inc./MD 4.90%, 04/15/2029		384	360,161
MDC Holdings, Inc. 6.00%, 01/15/2043		346	272,451

			915,241

Consumer Cyclical - Retailers – 0.4%
Advance Auto Parts, Inc. 3.90%, 04/15/2030		811	657,924

Consumer Non-Cyclical – 1.8%
Altria Group, Inc. 3.40%, 05/06/2030		750	626,258
BAT Capital Corp. 2.259%, 03/25/2028		864	725,751
6.421%, 08/02/2033		163	153,608
Cargill, Inc. 5.125%, 10/11/2032(a)		248	233,762
JBS USA LUX SA/JBS USA Food Co./JBS Luxembourg SARL 6.75%, 03/15/2034(a)		228	213,305

20 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Ochsner LSU Health System of North Louisiana Series 2021 2.51%, 05/15/2031	U.S.$	520	$326,560
Philip Morris International, Inc. 5.375%, 02/15/2033		469	433,248
Pilgrim’s Pride Corp. 6.875%, 05/15/2034		349	330,744

			3,043,236

Energy – 2.0%
Continental Resources, Inc./OK 2.875%, 04/01/2032(a)		550	406,962
5.75%, 01/15/2031(a)		237	219,867
Ecopetrol SA 8.625%, 01/19/2029		271	269,781
Marathon Oil Corp. 6.80%, 03/15/2032		650	655,259
Oleoducto Central SA 4.00%, 07/14/2027(a)		217	190,046
ONEOK Partners LP 6.125%, 02/01/2041		48	43,520
ONEOK, Inc. 6.05%, 09/01/2033		183	175,482
Ovintiv, Inc. 5.65%, 05/15/2028		90	87,417
6.25%, 07/15/2033		132	125,285
Suncor Energy, Inc. 6.80%, 05/15/2038		534	525,290
Var Energi ASA 7.50%, 01/15/2028(a)		314	320,054
8.00%, 11/15/2032(a)		402	413,509

			3,432,472

Other Industrial – 0.2%
LKQ Corp. 5.75%, 06/15/2028		246	238,522
6.25%, 06/15/2033		145	135,653

			374,175

Services – 0.4%
Booking Holdings, Inc. 4.50%, 11/15/2031	EUR	320	345,625
Global Payments, Inc. 3.20%, 08/15/2029	U.S.$	290	243,600

			589,225

Technology – 2.8%
Apple, Inc. 4.10%, 08/08/2062		350	256,410

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Broadcom, Inc. 4.00%, 04/15/2029(a)	U.S.$	53	$47,321
4.926%, 05/15/2037(a)		547	454,655
Entegris Escrow Corp. 4.75%, 04/15/2029(a)		395	354,892
Honeywell International, Inc. 4.125%, 11/02/2034	EUR	410	422,351
Infor, Inc. 1.75%, 07/15/2025(a)	U.S.$	279	256,895
Kyndryl Holdings, Inc. 2.05%, 10/15/2026		869	757,099
Lenovo Group Ltd. 5.831%, 01/27/2028(a)		489	475,259
Micron Technology, Inc. 6.75%, 11/01/2029		562	564,237
NXP BV/NXP Funding LLC 5.55%, 12/01/2028		277	267,784
NXP BV/NXP Funding LLC/NXP USA, Inc. 3.40%, 05/01/2030		298	249,405
Oracle Corp. 5.375%, 07/15/2040		90	76,565
SK Hynix, Inc. 2.375%, 01/19/2031(a)		280	206,150
TSMC Arizona Corp. 3.875%, 04/22/2027		241	227,844

			4,616,867

Transportation - Airlines – 0.2%
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.75%, 10/20/2028(a)		401	376,743

Transportation - Railroads – 0.1%
Lima Metro Line 2 Finance Ltd. 5.875%, 07/05/2034(a)		155	147,578

Transportation - Services – 0.3%
ENA Master Trust 4.00%, 05/19/2048(a)		457	312,629
ERAC USA Finance LLC 4.90%, 05/01/2033(a)		288	261,876

			574,505

			20,159,261

Utility – 0.9%
Electric – 0.9%
AES Panama Generation Holdings SRL 4.375%, 05/31/2030(a)		272	220,170
Alexander Funding Trust II 7.467%, 07/31/2028(a)		184	182,320

22 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Duke Energy Carolinas NC Storm Funding LLC Series A-2 2.617%, 07/01/2041	U.S.$	306	$201,923
Electricite de France SA 9.125%, 03/15/2033(a)(b)		283	289,543
Engie Energia Chile SA 3.40%, 01/28/2030(a)		349	278,740
NRG Energy, Inc. 7.00%, 03/15/2033(a)		362	341,359

			1,514,055

Total Corporates - Investment Grade (cost $48,642,978)			43,185,623

MORTGAGE PASS-THROUGHS – 19.6%
Agency Fixed Rate 30-Year – 18.7%
Federal Home Loan Mortgage Corp. Series 2019 3.50%, 10/01/2049		172	145,878
3.50%, 11/01/2049		222	188,549
Series 2022 2.00%, 03/01/2052		1,859	1,374,084
2.50%, 04/01/2052		2,165	1,677,674
3.00%, 03/01/2052		1,211	977,384
Federal Home Loan Mortgage Corp. Gold Series 2005 5.50%, 01/01/2035		68	67,302
Series 2007 5.50%, 07/01/2035		11	10,633
Series 2016 4.00%, 02/01/2046		484	437,072
Series 2017 4.00%, 07/01/2044		322	290,493
Series 2018 4.50%, 03/01/2048		136	124,389
4.50%, 10/01/2048		309	281,592
4.50%, 11/01/2048		406	369,834
5.00%, 11/01/2048		157	147,294
Federal National Mortgage Association Series 2003 5.50%, 04/01/2033		21	20,365
5.50%, 07/01/2033		45	44,729
Series 2004 5.50%, 04/01/2034		6	5,527
5.50%, 05/01/2034		14	13,418
5.50%, 11/01/2034		20	19,545
5.50%, 01/01/2035		189	186,596

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2005 5.50%, 02/01/2035	U.S.$	27	$27,072
Series 2007 5.50%, 08/01/2037		138	136,035
Series 2010 4.00%, 12/01/2040		198	178,991
Series 2012 3.50%, 02/01/2042		125	108,924
3.50%, 11/01/2042		1,375	1,195,701
3.50%, 01/01/2043		232	201,208
Series 2013 3.50%, 04/01/2043		806	698,223
4.00%, 10/01/2043		477	426,649
Series 2016 3.50%, 01/01/2047		359	305,758
Series 2018 4.50%, 09/01/2048		672	611,573
Series 2019 3.50%, 08/01/2049		528	447,765
3.50%, 09/01/2049		233	197,758
3.50%, 11/01/2049		464	392,696
Series 2021 2.00%, 07/01/2051		1,916	1,414,710
2.50%, 01/01/2052		615	477,061
Series 2022 2.50%, 03/01/2052		1,353	1,043,213
2.50%, 04/01/2052		1,382	1,070,110
2.50%, 05/01/2052		1,820	1,409,312
3.00%, 02/01/2052		1,585	1,280,773
3.00%, 03/01/2052		2,034	1,641,830
Government National Mortgage Association Series 2016 3.00%, 04/20/2046		68	56,958
3.00%, 05/20/2046		164	137,718
Series 2021 4.00%, 11/20/2053, TBA		994	873,496
4.50%, 11/20/2053, TBA		2,589	2,336,701
Series 2023 5.00%, 11/20/2053, TBA		2,900	2,697,884
5.50%, 04/20/2053		1,118	1,070,196
5.50%, 11/20/2053, TBA		754	720,998
Uniform Mortgage-Backed Security Series 2022 2.00%, 11/13/2053, TBA		2,105	1,545,294
4.00%, 11/13/2053, TBA		649	560,537
Series 2023 5.50%, 11/13/2053, TBA		1,913	1,815,332

			31,462,834

24 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Agency Fixed Rate 15-Year – 0.9%
Federal National Mortgage Association Series 2016 2.50%, 08/01/2031	U.S.$	90	$82,210
2.50%, 11/01/2031		397	363,035
2.50%, 12/01/2031		528	481,951
2.50%, 01/01/2032		127	116,386
Series 2017 2.50%, 02/01/2032		572	523,018

			1,566,600

Agency ARMs – 0.0%
Federal Home Loan Mortgage Corp. Series 2006 4.25% (RFUCCT1Y + 2.00%), 01/01/2037(c)		8	7,790

Total Mortgage Pass-Throughs (cost $37,320,316)			33,037,224

GOVERNMENTS - TREASURIES – 16.6%
United States – 16.6%
U.S. Treasury Bonds 1.25%, 05/15/2050		3,036	1,348,263
3.125%, 08/15/2044(d)		1,549	1,133,967
3.25%, 05/15/2042		517	395,445
3.375%, 08/15/2042		992	771,823
3.625%, 05/15/2053		481	377,892
3.875%, 02/15/2043		3,078	2,573,183
3.875%, 05/15/2043		213	177,404
4.00%, 11/15/2042		2,061	1,755,288
4.125%, 08/15/2053		119	102,563
4.375%, 08/15/2043		286	256,775
U.S. Treasury Notes 3.375%, 05/15/2033		1,693	1,500,507
3.50%, 04/30/2028		2,404	2,275,063
3.50%, 02/15/2033		3,438	3,085,515
3.625%, 05/31/2028		4,314	4,103,217
3.875%, 11/30/2027		1,562	1,505,622
3.875%, 12/31/2027		1,750	1,686,016
3.875%, 08/15/2033		1,150	1,061,327
4.00%, 02/29/2028		1,315	1,271,972
4.125%, 10/31/2027		1,364	1,327,556
4.375%, 08/31/2028		1,227	1,203,896

Total Governments - Treasuries (cost $30,877,732)			27,913,294

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

ASSET-BACKED SECURITIES – 9.6%
Other ABS - Fixed Rate – 5.0%
AB Issuer LLC Series 2021-1, Class A2 3.734%, 07/30/2051(a)	U.S.$	732	$603,237
ACHV ABS Trust
Series 2023-2PL, Class A 6.42%, 05/20/2030(a)		62	62,057
Series 2023-3PL, Class A 6.60%, 08/19/2030		269	268,804
Series 2023-4CP, Class B 7.24%, 11/25/2030(e)		437	437,299
Affirm Asset Securitization Trust Series 2021-Z1, Class A 1.07%, 08/15/2025(a)		41	40,416
Series 2021-Z2, Class A 1.17%, 11/16/2026(a)		49	47,314
Series 2022-X1, Class A 1.75%, 02/15/2027(a)		54	52,943
Atalaya Equipment Leasing Trust Series 2021-1A, Class C 2.69%, 06/15/2028(a)		600	571,409
Cajun Global LLC Series 2021-1, Class A2 3.931%, 11/20/2051(a)		137	119,692
College Ave Student Loans LLC Series 2021-C, Class C 3.06%, 07/26/2055(a)		213	180,146
Dext ABS LLC Series 2021-1, Class C 2.29%, 09/15/2028(a)		519	467,238
Series 2021-1, Class D 2.81%, 03/15/2029(a)		260	224,651
Series 2023-1, Class A2 5.99%, 03/15/2032(a)		467	459,756
Diamond Issuer Series 2021-1A, Class B 2.701%, 11/20/2051(a)		566	461,895
Domino’s Pizza Master Issuer LLC Series 2021-1A, Class A2I 2.662%, 04/25/2051(a)		406	338,687
GCI Funding I LLC Series 2021-1, Class A 2.38%, 06/18/2046(a)		240	201,769
Granite Park Equipment Leasing LLC Series 2023-1A, Class A3 6.46%, 09/20/2032		206	204,954

26 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Hardee’s Funding LLC Series 2018-1A, Class A23 5.71%, 06/20/2048(a)	U.S.$	324	$286,362
Series 2020-1A, Class A2 3.981%, 12/20/2050(a)		973	814,328
MVW LLC Series 2021-2A, Class C 2.23%, 05/20/2039(a)		500	447,123
Neighborly Issuer LLC Series 2021-1A, Class A2 3.584%, 04/30/2051(a)		296	244,055
Series 2022-1A, Class A2 3.695%, 01/30/2052(a)		361	290,360
Series 2023-1A, Class A2 7.308%, 01/30/2053(a)		392	376,121
Nelnet Student Loan Trust Series 2021-BA, Class B 2.68%, 04/20/2062(a)		220	170,263
SEB Funding LLC Series 2021-1A, Class A2 4.969%, 01/30/2052(a)		690	613,059
Upstart Securitization Trust Series 2021-3, Class B 1.66%, 07/20/2031(a)		447	438,152

			8,422,090

Autos - Fixed Rate – 4.3%
Avis Budget Rental Car Funding AESOP LLC Series 2023-3A, Class A 5.44%, 02/22/2028(a)		475	462,566
Carvana Auto Receivables Trust Series 2021-N3, Class C 1.02%, 06/12/2028		75	69,418
Series 2021-N4, Class D 2.30%, 09/11/2028		266	253,503
CPS Auto Receivables Trust Series 2021-C, Class D 1.69%, 06/15/2027(a)		470	444,721
Enterprise Fleet Financing LLC Series 2023-2, Class A2 5.56%, 04/22/2030(a)		477	472,836
FHF Issuer Trust Series 2023-2A, Class A1 6.007%, 11/15/2024		185	185,001
FHF Trust Series 2021-2A, Class A 0.83%, 12/15/2026(a)		98	93,830

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2023-1A, Class A2 6.57%, 06/15/2028(a)	U.S.$	203	$199,809
Flagship Credit Auto Trust Series 2019-3, Class E 3.84%, 12/15/2026(a)		960	915,489
Series 2020-1, Class E 3.52%, 06/15/2027(a)		1,000	921,131
Ford Credit Auto Owner Trust Series 2021-1, Class D 2.31%, 10/17/2033(a)		542	475,308
Hertz Vehicle Financing III LLC Series 2022-1A, Class C 2.63%, 06/25/2026(a)		450	420,436
Lendbuzz Securitization Trust Series 2023-1A, Class A2 6.92%, 08/15/2028(a)		605	601,437
Series 2023-2A, Class A2 7.09%, 10/16/2028(a)		250	248,842
Lobel Automobile Receivables Trust Series 2023-2, Class A 7.59%, 04/16/2029		548	548,070
Octane Receivables Trust Series 2021-2A, Class C 2.53%, 05/21/2029(a)		541	489,152
Santander Bank Auto Credit-Linked Notes Series 2022-A, Class B 5.281%, 05/15/2032(a)		222	219,425
Santander Drive Auto Receivables Trust Series 2023-3, Class B 5.61%, 07/17/2028		228	225,178

			7,246,152

Credit Cards - Fixed Rate – 0.3%
Brex Commercial Charge Card Master Trust Series 2022-1, Class A 4.63%, 07/15/2025(a)		565	556,649

Total Asset-Backed Securities (cost $17,637,289)			16,224,891

COLLATERALIZED MORTGAGE OBLIGATIONS – 6.2%
Risk Share Floating Rate – 5.1%
Bellemeade Re Ltd. Series 2021-16A, Class M1A 7.521% (SOFR + 2.20%), 10/25/2033(c)		254	255,095
Series 2022-1, Class M1C 9.021% (SOFR + 3.70%), 01/26/2032(a)(c)		672	678,156

28 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Connecticut Avenue Securities Trust Series 2018-R07, Class 1M2 7.835% (SOFR + 2.51%), 04/25/2031(a)(c)	U.S.$	7	$6,630
Series 2019-R01, Class 2M2 7.885% (SOFR + 2.56%), 07/25/2031(a)(c)		37	36,691
Series 2020-R01, Class 1B1 8.685% (SOFR + 3.36%), 01/25/2040(a)(c)		500	505,291
Series 2022-R01, Class 1B1 8.471% (SOFR + 3.15%), 12/25/2041(a)(c)		625	623,280
Series 2022-R02, Class 2M1 6.521% (SOFR + 1.20%), 01/25/2042(a)(c)		323	321,956
Series 2023-R02, Class 1M1 7.621% (SOFR + 2.30%), 01/25/2043(a)(c)		207	209,193
Series 2023-R07, Class 2M1 7.271% (SOFR + 1.95%), 09/25/2043(a)(c)		424	425,015
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2015-HQA2, Class M3 10.235% (SOFR + 4.91%), 05/25/2028(c)		138	143,685
Series 2019-DNA1, Class B2 16.185% (SOFR + 10.86%), 01/25/2049(a)(c)		750	908,685
Series 2019-FTR3, Class B2 10.229% (SOFR + 4.91%), 09/25/2047(a)(c)		700	689,635
Series 2021-HQA4, Class M2 7.671% (SOFR + 2.35%), 12/25/2041(a)(c)		513	496,645
Series 2022-DNA2, Class M2 9.071% (SOFR + 3.75%), 02/25/2042(a)(c)		605	613,254
Federal National Mortgage Association Connecticut Avenue Securities Series 2016-C02, Class 1B 17.685% (SOFR + 12.36%), 09/25/2028(c)		149	173,935
Series 2016-C03, Class 1B 17.185% (SOFR + 11.86%), 10/25/2028(c)		99	115,030
Series 2016-C06, Class 1B 14.685% (SOFR + 9.36%), 04/25/2029(c)		376	418,008
Series 2016-C07, Class 2B 14.935% (SOFR + 9.61%), 05/25/2029(c)		378	419,966
Series 2017-C04, Class 2M2 8.285% (SOFR + 2.96%), 11/25/2029(c)		180	184,280
Series 2021-R02, Class 2B1 8.621% (SOFR + 3.30%), 11/25/2041(a)(c)		441	437,693
Home Re Ltd. Series 2023-1, Class 1MA 7.471% (SOFR + 2.15%), 10/25/2033(a)(c)		259	259,322

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

JPMorgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 9.685% (SOFR + 4.36%), 11/25/2024(a)(c)(f)	U.S.$	18	$17,977
PMT Credit Risk Transfer Trust Series 2019-2R, Class A 9.191% (SOFR + 3.86%), 05/30/2025(a)(c)		229	228,872
Series 2019-3R, Class A 9.135% (SOFR + 3.81%), 11/27/2031(a)(c)		89	88,468
Series 2020-1R, Class A 8.785% (SOFR + 3.46%), 02/27/2023(c)(f)		149	147,065
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 10.685% (SOFR + 5.36%), 11/25/2025(c)(f)		109	110,238
Series 2015-WF1, Class 2M2 10.935% (SOFR + 5.61%), 11/25/2025(c)(f)		25	25,550

			8,539,615

Agency Floating Rate – 0.3%
Federal Home Loan Mortgage Corp. REMICs Series 4719, Class JS 0.715% (6.04% – SOFR), 09/15/2047(c)(g)		551	44,707
Series 4981, Class HS 0.665% (5.99% – SOFR), 06/25/2050(c)(g)		1,666	123,308
Federal National Mortgage Association REMICs Series 2015-90, Class SL 0.715% (6.04% – SOFR), 12/25/2045(c)(g)		756	60,847
Series 2016-77, Class DS 0.565% (5.89% – SOFR), 10/25/2046(c)(g)		609	44,037
Series 2017-26, Class TS 0.515% (5.84% – SOFR), 04/25/2047(c)(g)		768	59,947
Series 2017-62, Class AS 0.715% (6.04% – SOFR), 08/25/2047(c)(g)		658	55,357
Series 2017-97, Class LS 0.765% (6.09% – SOFR), 12/25/2047(c)(g)		777	67,324
Government National Mortgage Association Series 2017-65, Class ST 0.696% (6.04% – SOFR), 04/20/2047(c)(g)		727	58,612

			514,139

Non-Agency Fixed Rate – 0.3%
Alternative Loan Trust Series 2006-24CB, Class A16 5.75%, 08/25/2036		182	93,635
Series 2006-J1, Class 1A13 5.50%, 02/25/2036		77	51,412

30 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CHL Mortgage Pass-Through Trust Series 2006-13, Class 1A19 6.25%, 09/25/2036	U.S.$	46	$18,862
JPMorgan Alternative Loan Trust Series 2006-A3, Class 2A1 4.33%, 07/25/2036		349	266,202
Structured Asset Securities Corp. Mortgage Pass-Through Certificates Series 2002-3, Class B3 6.50%, 03/25/2032		452	58,262

			488,373

Non-Agency Floating Rate – 0.3%
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 5.819% (SOFR + 0.49%), 12/25/2036(c)		424	132,062
HomeBanc Mortgage Trust Series 2005-1, Class A1 5.939% (SOFR + 0.61%), 03/25/2035(c)		67	53,231
Impac Secured Assets Corp. Series 2005-2, Class A2D 6.299% (SOFR + 0.97%), 03/25/2036(c)		124	96,915
JPMorgan Chase Bank, NA Series 2019-CL1, Class M3 7.539% (SOFR + 2.21%), 04/25/2047(a)(c)		84	83,170
Residential Accredit Loans, Inc. Trust Series 2007-QS4, Class 2A4 5.779% (SOFR + 0.45%), 03/25/2037(c)		493	103,577

			468,955

Agency Fixed Rate – 0.2%
Federal National Mortgage Association Grantor Trust Series 2004-T5, Class AB4 4.403%, 05/28/2035		52	48,476
Federal National Mortgage Association REMICs Series 2016-31, Class IO 5.00%, 06/25/2046(h)		2,323	374,668

			423,144

Total Collateralized Mortgage Obligations (cost $11,690,529)			10,434,226

COMMERCIAL MORTGAGE-BACKED SECURITIES – 5.8%
Non-Agency Fixed Rate CMBS – 3.8%
BAMLL Commercial Mortgage Securities Trust Series 2013-WBRK, Class D 3.534%, 03/10/2037(a)		960	769,501

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Citigroup Commercial Mortgage Trust Series 2013-GC17, Class D 5.10%, 11/10/2046(a)	U.S.$	565	$508,892
Commercial Mortgage Trust Series 2014-LC17, Class B 4.49%, 10/10/2047		800	758,703
GS Mortgage Securities Trust Series 2011-GC5, Class D 5.153%, 08/10/2044(a)		252	74,140
GSF Series 2021-1, Class A1 1.433%, 08/15/2026(f)		277	260,587
Series 2021-1, Class A2 2.435%, 08/15/2026(f)		719	673,894
Series 2021-1, Class AS 2.638%, 08/15/2026(f)		25	22,702
HFX Funding Issuer Series 2017-1A, Class A3 3.647%, 03/15/2035(f)		710	681,880
JPMBB Commercial Mortgage Securities Trust Series 2014-C24, Class C 4.381%, 11/15/2047		890	680,298
JPMorgan Chase Commercial Mortgage Securities Trust Series 2012-C6, Class D 4.964%, 05/15/2045		513	467,734
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 09/15/2039		77	29,204
LSTAR Commercial Mortgage Trust Series 2016-4, Class A2 2.579%, 03/10/2049(a)		118	114,459
Wells Fargo Commercial Mortgage Trust Series 2016-LC24, Class XA 1.601%, 10/15/2049(h)		7,273	251,858
Series 2016-LC25, Class C 4.334%, 12/15/2059		545	451,848
Series 2016-NXS6, Class C 4.389%, 11/15/2049		600	503,257
WF-RBS Commercial Mortgage Trust Series 2013-C11, Class B 3.714%, 03/15/2045		180	155,769

			6,404,726

Non-Agency Floating Rate CMBS – 2.0%
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 6.382% (SOFR + 1.05%), 11/15/2033(a)(c)		1,330	1,203,245

32 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

BBCMS Mortgage Trust Series 2020-BID, Class A 7.59% (SOFR + 2.25%), 10/15/2037(a)(c)	U.S.$	692	$671,160
BX Commercial Mortgage Trust Series 2019-IMC, Class D 7.28% (SOFR + 1.95%), 04/15/2034(a)(c)		142	139,812
Series 2019-IMC, Class E 7.53% (SOFR + 2.20%), 04/15/2034(a)(c)		566	554,453
Federal Home Loan Mortgage Corp. Series 2021-MN1, Class M1 7.321% (SOFR + 2.00%), 01/25/2051(a)(c)		68	66,408
Morgan Stanley Capital I Trust Series 2019-BPR, Class C 8.957% (SOFR + 3.64%), 05/15/2036(a)(c)		520	492,808
Natixis Commercial Mortgage Securities Trust Series 2019-MILE, Class A 6.914% (SOFR + 1.58%), 07/15/2036(a)(c)		322	294,207

			3,422,093

Agency CMBS – 0.0%
Government National Mortgage Association Series 2006-39, Class IO 0.132%, 07/16/2046(h)		162	1

Total Commercial Mortgage-Backed Securities (cost $11,162,597)			9,826,820

INFLATION-LINKED SECURITIES – 2.8%
United States – 2.8%
U.S. Treasury Inflation Index 0.25%, 07/15/2029 (cost $4,680,218)		5,257	4,655,310

COLLATERALIZED LOAN OBLIGATIONS – 2.7%
CLO - Floating Rate – 2.7%
Balboa Bay Loan Funding Ltd. Series 2021-1A, Class D 8.727% (SOFR + 3.31%), 07/20/2034(a)(c)		709	653,085
Ballyrock CLO 16 Ltd. Series 2021-16A, Class C 8.577% (SOFR + 3.16%), 07/20/2034(a)(c)		400	368,255
Elevation CLO Ltd. Series 2020-11A, Class D1 9.506% (SOFR + 4.11%), 04/15/2033(a)(c)		1,000	929,657
Goldentree Loan Management US CLO 7 Ltd. Series 2020-7A, Class AR 6.747% (SOFR + 1.33%), 04/20/2034(a)(c)		581	575,543

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Peace Park CLO Ltd. Series 2021-1A, Class D 8.627% (SOFR + 3.21%), 10/20/2034(a)(c)	U.S.$	300	$286,108
Pikes Peak CLO 8 Series 2021-8A, Class A 6.847% (SOFR + 1.43%), 07/20/2034(a)(c)		675	667,644
Rockford Tower CLO Ltd. Series 2021-1A, Class D 8.677% (SOFR + 3.26%), 07/20/2034(a)(c)		711	650,387
Series 2021-2A, Class A1 6.837% (SOFR + 1.42%), 07/20/2034(a)(c)		504	498,306

Total Collateralized Loan Obligations (cost $4,880,377)			4,628,985

CORPORATES - NON-INVESTMENT GRADE – 2.0%
Industrial – 1.9%
Basic – 0.2%
Sealed Air Corp. 4.00%, 12/01/2027(a)		379	337,037

Capital Goods – 0.1%
TK Elevator Midco GmbH 4.375%, 07/15/2027(a)	EUR	181	173,338

Communications - Media – 0.7%
Altice Financing SA 3.00%, 01/15/2028(a)		181	155,571
CCO Holdings LLC/CCO Holdings Capital Corp. 4.50%, 08/15/2030(a)	U.S.$	136	109,186
4.50%, 06/01/2033(a)		483	360,318
DISH DBS Corp. 5.75%, 12/01/2028(a)		322	230,207
Summer BC Holdco B SARL 5.75%, 10/31/2026(a)	EUR	181	172,935
VZ Vendor Financing II BV 2.875%, 01/15/2029(a)		181	146,125

			1,174,342

Communications - Telecommunications – 0.2%
Altice France SA/France 3.375%, 01/15/2028(a)		181	137,863
Lorca Telecom Bondco SA 4.00%, 09/18/2027(a)		181	177,733

			315,596

34 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Entertainment – 0.4%
Carnival Corp. 4.00%, 08/01/2028(a)	U.S.$	712	$619,732

Consumer Non-Cyclical – 0.1%
Organon & Co./Organon Foreign Debt Co-Issuer BV 2.875%, 04/30/2028(a)	EUR	100	91,261

Services – 0.1%
APCOA Parking Holdings GmbH 4.625%, 01/15/2027(a)		181	170,836

Technology – 0.1%
Seagate HDD Cayman 8.25%, 12/15/2029(a)	U.S.$	208	211,750

			3,093,892

Utility – 0.1%
Electric – 0.1%
Vistra Corp. 7.00%, 12/15/2026(a)(b)		218	199,280

Total Corporates - Non-Investment Grade (cost $4,000,996)			3,293,172

EMERGING MARKETS - CORPORATE BONDS – 1.0%
Industrial – 0.9%
Basic – 0.2%
Stillwater Mining Co. 4.00%, 11/16/2026(a)		446	383,560
Volcan Cia Minera SAA 4.375%, 02/11/2026(a)		76	35,971

			419,531

Capital Goods – 0.3%
Embraer Netherlands Finance BV 5.40%, 02/01/2027		540	519,421
Odebrecht Holdco Finance Ltd. Zero Coupon, 09/10/2058(a)		477	510

			519,931

Communications - Media – 0.2%
Globo Comunicacao e Participacoes SA 4.875%, 01/22/2030(a)		417	331,515

Consumer Cyclical - Other – 0.2%
Wynn Macau Ltd. 5.625%, 08/26/2028(a)		330	274,890

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 0.0%
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018(e)(f)(i)(j)	U.S.$	660	$66

			1,545,933

Utility – 0.1%
Electric – 0.1%
Terraform Global Operating LP 6.125%, 03/01/2026(a)		60	57,789

Financial Institutions – 0.0%
Other Finance – 0.0%
OEC Finance Ltd. 5.25%, 12/27/2033(a)(k)(l)		213	8,532
7.125%, 12/26/2046(a)(k)(l)		274	17,253

			25,785

Total Emerging Markets - Corporate Bonds (cost $2,830,986)			1,629,507

LOCAL GOVERNMENTS - US MUNICIPAL BONDS – 0.9%
United States – 0.9%
State of California Series 2010 7.625%, 03/01/2040		970	1,103,835
University of California Series 2021-B 3.071%, 05/15/2051		730	433,920

Total Local Governments - US Municipal Bonds (cost $2,058,903)			1,537,755

QUASI-SOVEREIGNS – 0.4%
Quasi-Sovereign Bonds – 0.4%
Hungary – 0.2%
Magyar Export-Import Bank Zrt 6.125%, 12/04/2027(a)		387	378,254

Mexico – 0.2%
Comision Federal de Electricidad 4.688%, 05/15/2029(a)		295	261,075

Total Quasi-Sovereigns (cost $679,294)			639,329

36 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - SOVEREIGN BONDS – 0.2%
Colombia – 0.2%
Colombia Government International Bond 3.125%, 04/15/2031 (cost $374,017)	U.S.$	375	$276,188

		Shares
COMMON STOCKS – 0.2%
Financials – 0.2%
Insurance – 0.2%
Mt Logan Re Ltd. Special Investment, Series 1, December 2021 – Class U-1(e)(j)(m)		72	40,129
Mt Logan Re Ltd. Special Investment, Series 2, December 2021 – Class U-1(e)(j)(m)		78	43,707
Mt Logan Re Ltd. Special Investment, Series 1, December 2022 – Class U-1(e)(j)(m)		104	91,958
Mt Logan Re Ltd. Special Investment, Series 2, December 2022 – Class U-1 (e)(j)(m)		114	100,165

Total Common Stocks (cost $326,594)			275,959

EMERGING MARKETS - SOVEREIGNS – 0.1%
Dominican Republic – 0.1%
Dominican Republic International Bond 4.875%, 09/23/2032(a) (cost $217,000)		217	175,445

		Principal Amount (000)
SHORT-TERM INVESTMENTS – 10.8%
U.S. Treasury Bills – 10.6%
U.S. Treasury Bill Zero Coupon, 11/14/2023	U.S.$	955	953,176
Zero Coupon, 11/16/2023		3,920	3,911,368
Zero Coupon, 11/24/2023		5,821	5,801,289
Zero Coupon, 11/30/2023		4,963	4,941,412
Zero Coupon, 12/21/2023		1,085	1,077,006
Zero Coupon, 01/02/2024		1,196	1,184,964

Total U.S. Treasury Bills (cost $17,873,169)			17,869,215

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 37

PORTFOLIO OF INVESTMENTS (continued)

	Shares	U.S. $ Value

Investment Companies – 0.2%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 5.27%(n)(o)(p) (cost $281,064)	281,064	$281,064

Total Short-Term Investments (cost $18,154,233)		18,150,279

Total Investments – 104.6% (cost $195,534,059)		175,884,007
Other assets less liabilities – (4.6)%		(7,807,688)

Net Assets – 100.0%		$168,076,319

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Purchased Contracts
U.S. 10 Yr Ultra Futures	46	December 2023	$5,006,094	$(276,097)
U.S. Long Bond (CBT) Futures	5	December 2023	547,188	(53,914)
U.S. T-Note 5 Yr (CBT) Futures	314	December 2023	32,805,641	(561,644)
U.S. Ultra Bond (CBT) Futures	111	December 2023	12,494,437	(1,506,706)

Sold Contracts
U.S. T-Note 2 Yr (CBT) Futures	28	December 2023	5,667,813	9,019

				$(2,389,342)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)	Settlement Date	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services, Inc.	EUR	2,153	USD 2,293	01/10/2024	$6,879

38 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2023	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Buy Contracts
CDX-NAHY Series 41, 5 Year Index, 12/20/2028*	(5.00)%	Quarterly	5.16%	USD 8,484	$3,069	$(79,997)	$83,066
iTraxx Australia Series 40, 5 Year Index, 12/20/2028*	(1.00)	Quarterly	0.97	USD 7,590	(17,969)	(59,924)	41,955
Sale Contracts
CDX-NAIG Series 41, 5 Year Index, 12/20/2028*	1.00	Quarterly	0.79	USD 7,590	78,568	101,332	(22,764)

					$63,668	$(38,589)	$102,257

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
USD	2,000	12/13/2029	1.537%	1 Day SOFR	Annual	$360,007	$182,071	$177,936

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2023	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Sale Contracts
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	12	$(1,642)	$(1,004)	$(638)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	25	(3,284)	(2,046)	(1,238)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	25	(3,284)	(2,214)	(1,070)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	49	(6,569)	(4,840)	(1,729)

						$(14,779)	$(10,104)	$(4,675)

*	Termination date

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At October 31, 2023, the aggregate market value of these securities amounted to $55,891,745 or 33.3% of net assets.

(b)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 39

PORTFOLIO OF INVESTMENTS (continued)

(c)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at October 31, 2023.

(d)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(e)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(f)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 1.17% of net assets as of October 31, 2023, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
GSF Series 2021-1, Class A1 1.433%, 08/15/2026	02/25/2021 - 08/03/2023	$266,090	$260,587	0.16%
GSF Series 2021-1, Class A2 2.435%, 08/15/2026	02/25/2021 - 09/06/2022	732,381	673,894	0.40%
GSF Series 2021-1, Class AS 2.638%, 08/15/2026	02/25/2021 - 04/01/2021	25,394	22,702	0.01%
HFX Funding Issuer Series 2017-1A, Class A3 3.647%, 03/15/2035	11/19/2020	752,945	681,880	0.41%
JPMorgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 9.685%, 11/25/2024	11/06/2015	17,674	17,977	0.01%
PMT Credit Risk Transfer Trust Series 2020-1R, Class A 8.785%, 02/27/2023	02/11/2020	148,818	147,065	0.09%
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018	01/24/2014 - 01/27/2014	365,927	66	0.00%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 10.685%, 11/25/2025	09/28/2015- 01/09/2020	110,622	110,238	0.07%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 10.935%, 11/25/2025	09/28/2015 - 01/09/2020	24,862	25,550	0.02%

(g)	Inverse interest only security.

(h)	IO – Interest Only.

(i)	Defaulted matured security.

(j)	Non-income producing security.

(k)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at October 31, 2023.

(l)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at October 31, 2023.

(m)	Fair valued by the Adviser.

(n)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(o)	Affiliated investments.

(p)	The rate shown represents the 7-day yield as of period end.

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PORTFOLIO OF INVESTMENTS (continued)

Currency Abbreviations: EUR – Euro USD – United States Dollar

Glossary:

ABS – Asset-Backed Securities

ARMs – Adjustable Rate Mortgages

CBT – Chicago Board of Trade

CDOR – Canadian Dealer Offered Rate

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CLO – Collateralized Loan Obligations

CMBS – Commercial Mortgage-Backed Securities

LIBOR – London Interbank Offered Rate

REIT – Real Estate Investment Trust

REMICs – Real Estate Mortgage Investment Conduits

RFUCCT1Y – Refinitiv USD IBOR Consumer Cash Fallbacks Term 1 Year

SOFR – Secured Overnight Financing Rate

TBA – To Be Announced

See notes to financial statements.

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 41

STATEMENT OF ASSETS & LIABILITIES

October 31, 2023

Assets
Investments in securities, at value
Unaffiliated issuers (cost $195,252,995)	$175,602,943
Affiliated issuers (cost $281,064)	281,064
Cash collateral due from broker	2,054,344
Foreign currencies, at value (cost $8,380)	8,363
Receivable for investment securities sold and foreign currency transactions	5,662,632
Interest receivable	1,297,335
Receivable for capital stock sold	67,218
Receivable due from Adviser	7,357
Unrealized appreciation on forward currency exchange contracts	6,879
Affiliated dividends receivable	3,186

Total assets	184,991,321

Liabilities
Due to custodian	21,222
Payable for investment securities purchased	15,737,154
Payable for capital stock redeemed	500,404
Dividends payable	86,348
Payable for variation margin on futures	48,551
Distribution fee payable	28,675
Administrative fee payable	28,137
Payable for variation margin on centrally cleared swaps	18,796
Transfer Agent fee payable	18,126
Market value on credit default swaps (net premiums received $10,104)	14,779
Foreign capital gains tax payable	11,614
Directors’ fees payable	1,593
Accrued expenses	399,603

Total liabilities	16,915,002

Net Assets	$168,076,319

Composition of Net Assets
Capital stock, at par	$19,270
Additional paid-in capital	226,835,234
Accumulated loss	(58,778,185)

Net Assets	$168,076,319

Net Asset Value Per Share—27 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$127,732,753	14,646,521	$8.72	*

C	$1,854,680	213,207	$8.70

Advisor	$32,248,310	3,695,670	$8.73

R	$431,282	49,469	$8.72

K	$2,389,584	273,790	$8.73

I	$543,073	62,192	$8.73

Z	$2,876,637	329,091	$8.74

*	The maximum offering price per share for Class A shares was $9.11 which reflects a sales charge of 4.25%.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Year Ended October 31, 2023

Investment Income
Interest	$8,972,067
Dividends
Unaffiliated issuers	95,987
Affiliated issuers	67,921
Other income	2,546	$9,138,521

Expenses
Advisory fee (see Note B)	854,250
Distribution fee—Class A	358,717
Distribution fee—Class C	24,111
Distribution fee—Class R	2,109
Distribution fee—Class K	6,101
Transfer agency—Class A	208,207
Transfer agency—Class C	3,639
Transfer agency—Advisor Class	55,023
Transfer agency—Class R	1,328
Transfer agency—Class K	8,981
Transfer agency—Class I	812
Transfer agency—Class Z	911
Custody and accounting	163,934
Audit and tax	112,315
Registration fees	103,936
Administrative	89,990
Printing	50,908
Legal	42,769
Directors’ fees	19,296
Miscellaneous	27,039

Total expenses	2,134,376
Less: expenses waived and reimbursed by the Adviser (see Note B)	(753,945)

Net expenses		1,380,431

Net investment income		7,758,090

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized loss on:
Investment transactions(a)		(7,431,549)
Forward currency exchange contracts		(98,238)
Futures		(4,403,932)
Swaps		(1,291,453)
Foreign currency transactions		(241,092)
Net change in unrealized appreciation (depreciation) of:
Investments		7,601,393
Forward currency exchange contracts		(40,939)
Futures		1,030,701
Swaps		561,133
Foreign currency denominated assets and liabilities		2,128

Net loss on investment and foreign currency transactions		(4,311,848)

Net Increase in Net Assets from Operations		$3,446,242

(a)	Net of foreign realized capital gains taxes of $13,643.

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2023	Year Ended October 31, 2022
Increase (Decrease) in Net Assets from Operations
Net investment income	$7,758,090	$6,637,631
Net realized loss on investment and foreign currency transactions	(13,466,264)	(25,207,445)
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	9,154,416	(30,613,206)

Net increase (decrease) in net assets from operations	3,446,242	(49,183,020)
Distributions to Shareholders
Class A	(6,036,127)	(4,807,761)
Class C	(86,032)	(82,043)
Advisor Class	(1,689,006)	(2,147,910)
Class R	(16,563)	(13,004)
Class K	(101,738)	(86,491)
Class I	(30,439)	(36,415)
Class Z	(115,328)	(83,929)
Return of Capital
Class A	(473,258)	– 0	–
Class C	(6,745)	– 0	–
Advisor Class	(132,425)	– 0	–
Class R	(1,299)	– 0	–
Class K	(7,977)	– 0	–
Class I	(2,387)	– 0	–
Class Z	(9,042)	– 0	–
Capital Stock Transactions
Net decrease	(28,355,924)	(65,036,414)

Total decrease	(33,618,048)	(121,476,987)
Net Assets
Beginning of period	201,694,367	323,171,354

End of period	$168,076,319	$201,694,367

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

October 31, 2023

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 (the “1940 Act”), as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of nine portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Total Return Bond Portfolio (the “Fund”), a diversified portfolio. The Fund offers Class A, Class C, Advisor Class, Class R, Class K, Class I, Class T and Class Z shares. Class B and Class T shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All nine classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Company’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other

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NOTES TO FINANCIAL STATEMENTS (continued)

things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

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NOTES TO FINANCIAL STATEMENTS (continued)

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor

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NOTES TO FINANCIAL STATEMENTS (continued)

inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2023:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Corporates – Investment Grade	$	– 0	–	$43,185,623		$	– 0	–	$43,185,623
Mortgage Pass-Throughs		– 0	–	33,037,224			– 0	–	33,037,224
Governments –Treasuries		– 0	–	27,913,294			– 0	–	27,913,294
Asset-Backed Securities		– 0	–	15,787,592			437,299		16,224,891
Collateralized Mortgage Obligations		– 0	–	10,434,226			– 0	–	10,434,226
Commercial Mortgage-Backed Securities		– 0	–	9,826,820			– 0	–	9,826,820
Inflation-Linked Securities		– 0	–	4,655,310			– 0	–	4,655,310
Collateralized Loan Obligations		– 0	–	4,628,985			– 0	–	4,628,985
Corporates – Non-Investment Grade		– 0	–	3,293,172			– 0	–	3,293,172
Emerging Markets – Corporate Bonds		– 0	–	1,629,441			66		1,629,507
Local Governments – US Municipal Bonds		– 0	–	1,537,755			– 0	–	1,537,755
Quasi-Sovereigns		– 0	–	639,329			– 0	–	639,329
Governments – Sovereign Bonds		– 0	–	276,188			– 0	–	276,188
Common Stocks		– 0	–	– 0	–		275,959		275,959
Emerging Markets – Sovereigns		– 0	–	175,445			– 0	–	175,445
Short-Term Investments:
U.S. Treasury Bills		– 0	–	17,869,215			– 0	–	17,869,215
Investment Companies		281,064		– 0	–		– 0	–	281,064

Total Investments in Securities		281,064		174,889,619			713,324		175,884,007
Other Financial Instruments(a):
Assets:
Futures		9,019		– 0	–		– 0	–	9,019	(b)
Forward Currency Exchange Contracts		– 0	–	6,879			– 0	–	6,879
Centrally Cleared Credit Default Swaps		– 0	–	81,637			– 0	–	81,637	(b)
Centrally Cleared Interest Rate Swaps		– 0	–	360,007			– 0	–	360,007	(b)
Liabilities:
Futures		(2,398,361)		– 0	–		– 0	–	(2,398,361	)(b)
Centrally Cleared Credit Default Swaps		– 0	–	(17,969)			– 0	–	(17,969	)(b)
Credit Default Swaps		– 0	–	(14,779)			– 0	–	(14,779)

Total		$(2,108,278)		$175,305,394			$713,324		$173,910,440

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

(b)

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

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NOTES TO FINANCIAL STATEMENTS (continued)

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation(depreciation) as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend

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NOTES TO FINANCIAL STATEMENTS (continued)

date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .40% of the next $2.5 billion up to $5 billion, .35% of the excess over $5 billion up to $8 billion and .30% in excess of $8 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (which excludes acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Caps”) to .77%, 1.52%, .52%, 1.02%, .77%, .52%, and .52% of the daily average net assets for the Class A, Class C, Advisor Class, Class R, Class K, Class I, and Class Z shares, respectively. This waiver extends through January 31, 2024 and then may be extended by the Adviser for additional one year terms. For the year ended October 31, 2023, such reimbursements/waivers amounted to $752,408.

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NOTES TO FINANCIAL STATEMENTS (continued)

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended October 31, 2023, the reimbursement for such services amounted to $89,990.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $122,757 for the year ended October 31, 2023.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $1,122 from the sale of Class A shares and received $455 and $1,300 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended October 31, 2023.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser had contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. Effective September 1, 2023, the Adviser has contractually agreed to waive .05% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .15%) until August 31, 2024. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended October 31, 2023, such waiver amounted to $1,537.

Fund	Market Value 10/31/22 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/23 (000)	Dividend Income (000)
Government Money Market Portfolio	$532	$87,551	$87,802	$281	$68

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class, Class I and Class Z shares. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $1,213,952, $149,965 and $70,565 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2023 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$32,526,246	$59,233,599
U.S. government securities	336,136,829	339,226,412

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$195,862,373

Gross unrealized appreciation	$2,584,584
Gross unrealized depreciation	(22,257,534)

Net unrealized depreciation	$(19,672,950)

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1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

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During the year ended October 31, 2023, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended October 31, 2023, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of

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NOTES TO FINANCIAL STATEMENTS (continued)

each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a

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realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended October 31, 2023, the Fund held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain

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circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended October 31, 2023, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

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During the year ended October 31, 2023, the Fund held total return swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended October 31, 2023, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable for variation margin on futures	$9,019	*	Payable for variation margin on futures	$2,398,361	*

Credit contracts	Receivable for variation margin on centrally cleared swaps	125,021	*	Payable for variation margin on centrally cleared swaps	22,764	*

Interest rate contracts	Receivable for variation margin on centrally cleared swaps	177,936	*

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	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$6,879

Credit contracts			Market value on credit default swaps	$14,779

Total		$318,855		$2,435,904

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities.

This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	$(4,403,932)	$1,030,701

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) of forward currency exchange contracts	(98,238)	(40,939)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	185,331	(107,182)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	(1,476,784)	668,315

Total		$(5,793,623)	$1,550,895

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The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended October 31, 2023:

Futures:
Average notional amount of buy contracts	$40,668,807
Average notional amount of sale contracts	$9,479,890
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$1,504,729	(a)
Average principal amount of sale contracts	$3,814,113
Centrally Cleared Interest Rate Swaps:
Average notional amount	$2,000,000
Credit Default Swaps:
Average notional amount of buy contracts	$2,267,000	(b)
Average notional amount of sale contracts	$449,894
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$12,203,308
Average notional amount of sale contracts	$7,252,400	(c)
Total Return Swaps:
Average notional amount	$13,083,366	(a)

(a)	Positions were open for four months during the year.

(b)	Positions were open for one month during the year.

(c)	Positions were open for five months during the year.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of October 31, 2023. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Morgan Stanley Capital Services, Inc.	$6,879	$	– 0	–	$	– 0	–	$	– 0	–	$6,879

Total	$6,879	$	– 0	–	$	– 0	–	$	– 0	–	$6,879	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*	Net Amount of Derivative Liabilities
Goldman Sachs International	$14,779	$	– 0	–	$	– 0	–	$(14,779)	$	– 0	–

Total	$14,779	$	– 0	–	$	– 0	–	$(14,779)		$0	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

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NOTES TO FINANCIAL STATEMENTS (continued)

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. TBA and Dollar Rolls

The Fund may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Fund may enter into certain TBA transactions known as dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the year ended October 31, 2023, the Fund earned drop income of $13,034 which is included in interest income in the accompanying statement of operations.

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NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022

Class A
Shares sold	561,094	929,521	$5,196,575	$9,353,366

Shares issued in reinvestment of dividends and distributions	535,994	364,650	4,965,237	3,695,818

Shares converted from Class C	63,834	49,952	583,370	508,929

Shares redeemed	(2,915,158)	(3,002,913)	(26,937,136)	(30,472,715)

Net decrease	(1,754,236)	(1,658,790)	$(16,191,954)	$(16,914,602)

Class C
Shares sold	49,025	40,910	$452,702	$437,289

Shares issued in reinvestment of dividends and distributions	6,820	5,570	63,084	56,773

Shares converted to Class A	(63,991)	(50,067)	(583,370)	(508,929)

Shares redeemed	(104,353)	(176,908)	(963,722)	(1,851,176)

Net decrease	(112,499)	(180,495)	$(1,031,306)	$(1,866,043)

Advisor Class
Shares sold	888,746	1,499,468	$8,268,729	$15,464,781

Shares issued in reinvestment of dividends and distributions	141,979	127,534	1,316,024	1,299,268

Shares redeemed	(2,329,519)	(5,768,375)	(21,543,120)	(58,783,641)

Net decrease	(1,298,794)	(4,141,373)	$(11,958,367)	$(42,019,592)

Class R
Shares sold	10,799	11,636	$99,601	$117,057

Shares issued in reinvestment of dividends and distributions	1,921	1,252	17,771	12,771

Shares redeemed	(5,291)	(37,202)	(48,682)	(390,075)

Net increase (decrease)	7,429	(24,314)	$68,690	$(260,247)

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	Shares		Amount
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022

Class K
Shares sold	53,228	37,277	$498,699	$396,322

Shares issued in reinvestment of dividends and distributions	11,843	8,318	109,692	85,557

Shares redeemed	(44,462)	(301,853)	(416,566)	(3,321,684)

Net increase (decrease)	20,609	(256,258)	$191,825	$(2,839,805)

Class I
Shares sold	11,143	66,379	$102,992	$713,418

Shares issued in reinvestment of dividends and distributions	3,473	3,525	32,238	36,042

Shares redeemed	(36,319)	(147,406)	(335,980)	(1,550,300)

Net decrease	(21,703)	(77,502)	$(200,750)	$(800,840)

Class Z
Shares sold	116,291	115,633	$1,081,338	$1,259,347

Shares issued in reinvestment of dividends and distributions	13,346	8,088	123,608	82,522

Shares redeemed	(47,607)	(159,928)	(439,008)	(1,677,154)

Net increase (decrease)	82,030	(36,207)	$765,938	$(335,285)

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall, and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end

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of a period of historically low rates and the effect of potential central bank monetary policy, and government fiscal policy, initiatives and resulting market reactions to those initiatives.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities. The Fund invests in inflation-indexed securities, the value of which may be vulnerable to changes in expectations of inflation or interest rates.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid and are subject to increased economic, political, regulatory or other uncertainties.

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Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk—Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. lliquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

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NOTES TO FINANCIAL STATEMENTS (continued)

Active Trading Risk—The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

LIBOR Replacement Risk—The Fund may be exposed to debt securities, derivatives or other financial instruments that recently transitioned from the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. LIBOR’s administrator, ICE Benchmark Administration, ceased publishing most LIBOR settings (including some U.S. LIBOR settings) by the end of 2021 and the remaining (and most widely used) U.S. Dollar LIBOR settings after June 30, 2023. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will permit the use of synthetic U.S. Dollar LIBOR rates for non-U.S. contracts through September 30, 2024, but any such rates would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the Secured Overnight Financing Rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market. There is no assurance that the composition or characteristics of SOFR or any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that the market for SOFR-linked financial instruments will have the same volume or liquidity as did the market for LIBOR-linked financial instruments prior to LIBOR’s discontinuance or unavailability. Neither the long-term effects of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 67

NOTES TO FINANCIAL STATEMENTS (continued)

models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2023.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended October 31, 2023 and the period ended October 31, 2022 were as follows:

	2023		2022
Distributions paid from:
Ordinary income	$8,075,233		$6,753,143
Net long-term capital gains	– 0	–	504,410

Total taxable distributions paid	8,075,233		7,257,553
Return of Capital	633,133		– 0	–

Total distributions paid	$8,708,366		$7,257,553

As of October 31, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(38,662,240	)(a)
Unrealized appreciation (depreciation)	(19,677,594	)(b)

Total accumulated earnings (deficit)	$(58,339,834	)(c)

(a)	As of October 31, 2023, the Fund had a net capital loss carryforward of $38,622,210. As of October 31, 2023, the cumulative deferred loss on straddles was $30.

(b)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of callable bonds, the tax treatment of swaps, and the tax deferral of losses on wash sales.

(c)

The differences between book-basis and tax-basis components of accumulated earnings (deficit) are attributable primarily to the accrual of foreign capital gains tax, the tax treatment of defaulted securities, and dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2023, the

68 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Fund had a net short-term capital loss carryforward of $17,848,430 and a net long-term capital loss carryforward of $20,813,780, which may be carried forward for an indefinite period.

During the current fiscal year, there were no permanent differences that resulted in adjustments to accumulated loss or additional paid-in capital.

NOTE I

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended October 31,
	2023		2022		2021		2020		2019

Net asset value, beginning of period	$ 9.02		$ 11.25		$ 11.53		$ 11.35		$ 10.65

Income From Investment Operations

Net investment income(a)(b)	.37		.26		.25		.29		.33

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.25)		(2.21)		(.11)		.22		.74

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.12		(1.95)		.14		.51		1.07

Less: Dividends and Distributions

Dividends from net investment income	(.39)		(.26)		(.28)		(.33)		(.37)

Distributions from net realized gain on investment transactions	– 0	–	(.02)		(.14)		– 0	–	– 0	–

Return of Capital Distributions	(.03)		– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.42)		(.28)		(.42)		(.33)		(.37)

Net asset value, end of period	$ 8.72		$ 9.02		$ 11.25		$ 11.53		$ 11.35

Total Return

Total investment return based on net asset value(d)	1.13%		(17.57)%		1.22%		4.60%		10.23%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$127,732		$148,009		$203,168		$224,484		$221,033

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.77%		.77%		.77%		.77%		.77%

Expenses, before waivers/reimbursements	1.17%		1.06%		.99%		.99%		1.04%

Net investment income(b)	4.05%		2.51%		2.23%		2.58%		2.98%

Portfolio turnover rate**	197%		141%		128%		83%		74%

See footnote summary on page 77.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended October 31,
	2023		2022		2021		2020		2019

Net asset value, beginning of period	$ 9.00		$ 11.23		$ 11.50		$ 11.32		$ 10.63

Income From Investment Operations

Net investment income(a)(b)	.30		.17		.17		.21		.25

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.25)		(2.19)		(.11)		.22		.73

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.05		(2.02)		.06		.43		.98

Less: Dividends and Distributions

Dividends from net investment income	(.32)		(.19)		(.19)		(.25)		(.29)

Distributions from net realized gain on investment transactions	– 0	–	(.02)		(.14)		– 0	–	– 0	–

Return of Capital Distributions	(.03)		– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.35)		(.21)		(.33)		(.25)		(.29)

Net asset value, end of period	$ 8.70		$ 9.00		$ 11.23		$ 11.50		$ 11.32

Total Return

Total investment return based on net asset value(d)	.37%		(18.22)%		.55%		3.83%		9.33%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,855		$2,932		$5,682		$10,128		$10,564

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.52%		1.52%		1.52%		1.52%		1.52%

Expenses, before waivers/reimbursements	1.92%		1.81%		1.74%		1.75%		1.79%

Net investment income(b)	3.29%		1.69%		1.51%		1.84%		2.24%

Portfolio turnover rate**	197%		141%		128%		83%		74%

See footnote summary on page 77.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended October 31,
	2023		2022		2021		2020		2019

Net asset value, beginning of period	$ 9.03		$ 11.26		$ 11.53		$ 11.35		$ 10.65

Income From Investment Operations

Net investment income(a)(b)	.40		.28		.28		.32		.35

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.26)		(2.20)		(.10)		.22		.75

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.14		(1.92)		.18		.54		1.10

Less: Dividends and Distributions

Dividends from net investment income	(.41)		(.29)		(.31)		(.36)		(.40)

Distributions from net realized gain on investment transactions	– 0	–	(.02)		(.14)		– 0	–	– 0	–

Return of Capital Distributions	(.03)		– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.44)		(.31)		(.45)		(.36)		(.40)

Net asset value, end of period	$ 8.73		$ 9.03		$ 11.26		$ 11.53		$ 11.35

Total Return

Total investment return based on net asset value(d)	1.38	%+	(17.44)%		1.56%		4.86%		10.50%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$32,248		$45,095		$102,827		$122,108		$104,850

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.52%		.52%		.52%		.52%		.52%

Expenses, before waivers/reimbursements	.92%		.80%		.74%		.74%		.79%

Net investment income(b)	4.28%		2.66%		2.47%		2.82%		3.21%

Portfolio turnover rate**	197%		141%		128%		83%		74%

See footnote summary on page 77.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Year Ended October 31,
	2023		2022		2021		2020		2019

Net asset value, beginning of period	$ 9.02		$ 11.25		$ 11.52		$ 11.34		$ 10.65

Income From Investment Operations

Net investment income(a)(b)	.35		.23		.23		.26		.30

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.26)		(2.20)		(.11)		.22		.74

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.09		(1.97)		.12		.48		1.04

Less: Dividends and Distributions

Dividends from net investment income	(.36)		(.24)		(.25)		(.30)		(.35)

Distributions from net realized gain on investment transactions	– 0	–	(.02)		(.14)		– 0	–	– 0	–

Return of Capital Distributions	(.03)		– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.39)		(.26)		(.39)		(.30)		(.35)

Net asset value, end of period	$ 8.72		$ 9.02		$ 11.25		$ 11.52		$ 11.34

Total Return

Total investment return based on net asset value(d)	.88%		(17.78)%		1.04%		4.33%		9.86%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$431		$379		$746		$1,802		$3,298

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.02%		1.02%		1.02%		1.02%		1.02%

Expenses, before waivers/reimbursements	1.59%		1.43%		1.37%		1.37%		1.42%

Net investment income(b)	3.81%		2.21%		1.99%		2.34%		2.73%

Portfolio turnover rate**	197%		141%		128%		83%		74%

See footnote summary on page 77.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Year Ended October 31,
	2023		2022		2021		2020		2019

Net asset value, beginning of period	$ 9.03		$ 11.26		$ 11.54		$ 11.36		$ 10.66

Income From Investment Operations

Net investment income(a)(b)	.37		.25		.25		.29		.33

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.25)		(2.20)		(.11)		.22		.74

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.12		(1.95)		.14		.51		1.07

Less: Dividends and Distributions

Dividends from net investment income	(.39)		(.26)		(.28)		(.33)		(.37)

Distributions from net realized gain on investment transactions	– 0	–	(.02)		(.14)		– 0	–	– 0	–

Return of Capital Distributions	(.03)		– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.42)		(.28)		(.42)		(.33)		(.37)

Net asset value, end of period	$ 8.73		$ 9.03		$ 11.26		$ 11.54		$ 11.36

Total Return

Total investment return based on net asset value(d)	1.13%		(17.56)%		1.22%		4.59%		10.22%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,390		$2,287		$5,736		$6,580		$7,444

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.77%		.77%		.77%		.77%		.77%

Expenses, before waivers/reimbursements	1.39%		1.12%		1.06%		1.07%		1.10%

Net investment income(b)	4.05%		2.41%		2.24%		2.59%		2.98%

Portfolio turnover rate**	197%		141%		128%		83%		74%

See footnote summary on page 77.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Year Ended October 31,
	2023		2022		2021		2020		2019

Net asset value, beginning of period	$ 9.04		$ 11.27		$ 11.55		$ 11.36		$ 10.66

Income From Investment Operations

Net investment income(a)(b)	.40		.28		.28		.32		.36

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.27)		(2.20)		(.11)		.23		.74

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.13		(1.92)		.17		.55		1.10

Less: Dividends and Distributions

Dividends from net investment income	(.41)		(.29)		(.31)		(.36)		(.40)

Distributions from net realized gain on investment transactions	– 0	–	(.02)		(.14)		– 0	–	– 0	–

Return of Capital Distributions	(.03)		– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.44)		(.31)		(.45)		(.36)		(.40)

Net asset value, end of period	$ 8.73		$ 9.04		$ 11.27		$ 11.55		$ 11.36

Total Return

Total investment return based on net asset value(d)	1.26	%+	(17.44)%		1.46%		4.93%		10.50%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$543		$758		$1,819		$2,743		$4,107

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.52%		.52%		.52%		.52%		.52%

Expenses, before waivers/reimbursements	.89%		.75%		.68%		.70%		.75%

Net investment income(b)	4.29%		2.67%		2.48%		2.85%		3.22%

Portfolio turnover rate**	197%		141%		128%		83%		74%

See footnote summary on page 77.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class Z
	Year Ended October 31,
	2023		2022		2021		2020		2019

Net asset value, beginning of period	$ 9.04		$ 11.27		$ 11.55		$ 11.37		$ 10.67

Income From Investment Operations

Net investment income(a)(b)	.40		.28		.29		.32		.36

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.26)		(2.20)		(.12)		.22		.74

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.14		(1.92)		.17		.54		1.10

Less: Dividends and Distributions

Dividends from net investment income	(.41)		(.29)		(.31)		(.36)		(.40)

Distributions from net realized gain on investment transactions	– 0	–	(.02)		(.14)		– 0	–	– 0	–

Return of Capital Distributions	(.03)		– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.44)		(.31)		(.45)		(.36)		(.40)

Net asset value, end of period	$ 8.74		$ 9.04		$ 11.27		$ 11.55		$ 11.37

Total Return

Total investment return based on net asset value(d)	1.38%		(17.34)%		1.46%		4.84%		10.48%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,877		$2,234		$3,193		$5,824		$8,059

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.52%		.52%		.52%		.52%		.52%

Expenses, before waivers/reimbursements	.81%		.70%		.64%		.64%		.68%

Net investment income(b)	4.30%		2.70%		2.51%		2.82%		3.22%

Portfolio turnover rate**	197%		141%		128%		83%		74%

See footnote summary on page 77.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

+

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

**	The Fund accounts for dollar roll transactions as purchases and sales.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of AB Total Return Bond Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Total Return Bond Portfolio (the “Fund”) (one of the portfolios constituting AB Bond Fund, Inc. (the “Company”)), including the portfolio of investments, as of October 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting AB Bond Fund, Inc.) at October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

December 22, 2023

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2023 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended October 31, 2023. For foreign shareholders, 85.88% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2024.

80 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

BOARD OF DIRECTORS

Garry L. Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1)

OFFICERS

Michael Canter(2), Vice President Matthew S. Sheridan(2), Vice President Nancy E. Hay, Secretary Michael B. Reyes, Senior Vice President	Stephen M. Woetzel, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

One Congress Street, Suite 1

Boston, MA 02114

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s U.S. Investment Grade Core Fixed Income Team. Messrs. Canter and Sheridan are the investment professionals primarily responsible for the day-to-day management of the Fund’s portfolio.

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 81

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Onur Erzan,# 1345 Avenue of the Americas New York, NY 10105 47 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”), Head of Global Client Group and Head of Private Wealth. He oversees AB’s entire private wealth management business and third-party institutional and retail franchise, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. He is also a member of the Equitable Holdings Management Committee. Prior to joining the firm in January 2021, he spent over 19 years with McKinsey (management consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics, digital assets and capabilities) globally.	82	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS

Garry L. Moody,## Chairman of the Board 71 (2008)	Private Investor since prior to 2018. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He served as a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council from October 2019 through September 2023, where he also served as Chairman of the Governance Committee from October 2021 through September 2023. He is Chairman of the AB Funds and Chairman of the Independent Directors Committees since January 2023; he has served as a director or trustee since 2008, and served as Chairman of the Audit Committee of such funds from 2008 to February 2023.	82	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jorge A. Bermudez,## 72 (2020)	Private Investor since prior to 2018. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008; Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007; and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016; and Chair of the Audit Committee of the Board of Directors of Moody’s Corporation since December 2022. He has served as director or trustee of the AB Funds since January 2020.	82	Moody’s Corporation since April 2011

Michael J. Downey,## 79 (2005)	Private Investor since prior to 2018. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2018 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005.	82	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Nancy P. Jacklin,## 75 (2006)	Private Investor since prior to 2018. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and served as Chair of the Governance and Nominating Committees of the AB Funds from 2014 to August 2023.	82	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jeanette W. Loeb,## 71 (2020)	Private Investor since prior to 2018. Director of New York City Center since 2005. Formerly, Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to April 2023. She was a director of Apollo Investment Corp. (business development company) from August 2011 to July 2023 and a director of AB Multi-Manager Alternative Fund (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020 and serves as Chair of the Governance and Nominating Committees of the AB Funds since August 2023.	82	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Carol C. McMullen,## 68 (2016)	Private Investor and a member of the Advisory Board of Butcher Box (since 2018) and serves as Advisory Board Chair as of June 2023. Formerly, Managing Director of Slalom Consulting (consulting) from 2014 until July 2023; member, Mass General Brigham (formerly, Partners Healthcare) Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016 and Managing Director of The Crossland Group (consulting) from 2012 to 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016 and serves as Chair of the Audit Committees of such funds since February 2023.	82	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Marshall C. Turner, Jr.,## 82 (2005)	Private Investor since prior to 2018. He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. Former Chairman and CEO of Dupont Photomasks, Inc. (semi-conductor manufacturing equipment) from 2003 through 2006. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the board of the George Lucas Educational Foundation. He has served as a director of one AB Fund since 1992, and director or trustee of all the AB Funds since 2005. He has served as both Chairman of the AB Funds and Chairman of the Independent Directors Committees from 2014 through December 2022.	82	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal & Compliance Department-Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Erzan is an “interested person” of the Fund as defined in the “40 Act”, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is set forth below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Onur Erzan 47	President and Chief Executive Officer	See biography above.

Michael Canter 54	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2018. He is also Director and Chief Investment Officer - Securitized Assets.

Matthew S. Sheridan 47	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2018. He is also Director - US Multi-Sector Fixed Income.

Nancy E. Hay 51	Secretary	Senior Vice President and Counsel of the Adviser**, with which she has been associated since prior to 2018 and Assistant Secretary of ABI**.

Michael B. Reyes 47	Senior Vice President	Vice President of the Adviser**, with which has been associated since prior to 2018.

Stephen M. Woetzel 52	Treasurer and Chief Financial Officer	Senior Vice President of ABIS**, with which he has been associated since prior to 2018.

Phyllis J. Clarke 62	Controller	Vice President of ABIS**, with which she has been associated since prior to 2018.

Jennifer Friedland 49	Chief Compliance Officer	Vice President of the Adviser** since 2020 and Mutual Fund Chief Compliance Officer (of all Funds since January 2023 and of the ETF Funds since 2022). Before joining the Adviser** in 2020, she was Chief Compliance Officer at WestEnd Advisors, LLC from prior to 2018 until 2019.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2023, which covered the period January 1, 2022 through December 31, 2022 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

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and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Total Return Bond Portfolio (the “Fund”) at a meeting held in-person on August 1-2, 2023 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other

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matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2021 and 2022 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the requests of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the

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Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Advisor Class shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Advisor Class shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended May 31, 2023 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and noted that it was lower than the median. They also noted that the Adviser’s total rate of compensation, taking into account the administrative expense reimbursement paid to the Adviser in the latest fiscal year, was above the median.

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The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Advisor Class shares of the Fund in comparison to the medians for a peer group and a peer universe selected by the 15(c) service provider. The Advisor Class expense ratio of the Fund was based on the Fund’s latest fiscal year and reflected the impact of the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for

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coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was in line with the medians. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Low Volatility Equity Portfolio1

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Short Duration High Yield Portfolio1

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Disruptors ETF

High Yield ETF

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

US High Dividend ETF

US Large Cap Strategic Equities ETF

US Low Volatility Equity ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to July 5, 2023, International Low Volatility Equity Portfolio was named International Strategic Core Portfolio and Short Duration High Yield Portfolio was named Limited Duration High Income Portfolio.

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NOTES

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NOTES

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NOTES

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AB TOTAL RETURN BOND PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

TRB-0151-1023

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, Marshall C. Turner, Jr., Jorge A. Bermudez and Carol C. McMullen qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Total Return Bond Portfolio	2022	$89,151	$—	$18,082
	2023	$89,151	$—	$19,428
AB Bond Inflation Strategy	2022	$100,902	$—	$19,649
	2023	$100,902	$—	$17,428
AB Municipal Bond Inflation Strategy	2022	$73,009	$—	$16,920
	2023	$73,009	$—	$19,400
AB All Market Real Return	2022	$92,184	$—	$43,438
	2023	$92,184	$—	$98,011
AB Short Duration Income	2022	$43,345	$—	$18,858
	2023	$43,345	$—	$17,632
AB Tax Aware Fixed Income	2022	$37,863	$—	$21,391
	2023	$37,863	$—	$23,823
AB Income	2022	$127,218	$—	$28,500
	2023	$127,218	$—	$34,681
AB Sustainable Thematic Credit	2022	$47,250	$—	$15,998
	2023	$47,250	$—	$16,687

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) 100% of the amounts for Audit-Related Fees and Tax Fees in the table under Item 4 (b) and (c) are for services pre-approved by the Fund’s Audit Committee. No amounts are reported for Item 4 (d).

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Total Return Bond Portfolio	2022	$1,950,540	$18,082
			$—
			$(18,082)
	2023	$1,780,458	$19,428
			$—
			$(19,428)
AB Bond Inflation Strategy	2022	$1,952,107	$19,649
			$—
			$(19,649)
	2023	$1,778,458	$17,428
			$—
			$(17,428)
AB Municipal Bond Inflation Strategy	2022	$1,949,378	$16,920
			$—
			$(16,920)
	2023	$1,780,430	$19,400
			$—
			$(19,400)
AB All Market Real Return	2022	$1,975,896	$43,438
			$—
			$(43,438)
	2023	$1,859,041	$98,011
			$—
			$(98,011)
AB Short Duration Income	2022	$1,951,316	$18,858
			$—
			$(18,858)
	2023	$1,778,662	$17,632
			$—
			$(17,632)
AB Tax Aware Fixed Income	2022	$1,953,849	$21,391
			$—
			$(21,391)
	2023	$1,784,853	$23,823
			$—
			$(23,823)
AB Income	2022	$1,960,958	$28,500
			$—
			$(28,500)
	2023	$1,795,711	$34,681
			$—
			$(34,681)
AB Sustainable Thematic Credit	2022	$1,948,456	$15,998
			$—
			$(15,998)
	2023	$1,777,717	$16,687
			$—
			$(16,687)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12(a)(1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12(b)(1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(b)(2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Bond Fund, Inc.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	December 29, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	December 29, 2023

By:	/s/ Stephen M. Woetzel
Stephen M. Woetzel
Treasurer and Chief Financial Officer

Date:	December 29, 2023